Exhibit 10.1

MASTER TRANSACTION AGREEMENT
by and among
CONTINENTAL CASUALTY COMPANY
THE CONTINENTAL INSURANCE COMPANY
CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
CNA INSURANCE COMPANY LIMITED
NATIONAL INDEMNITY COMPANY
and
BERKSHIRE HATHAWAY INC.
(solely for the purpose of Sections 5.19 and 7.3(b))
Dated as of July 14, 2010

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	ARTICLE VII

	CONDITIONS PRECEDENT TO THE OBLIGATION OF THE CNA PARTIES TO CLOSE

7.1	Representations, Warranties and Covenants	38
7.2	Ancillary Agreements	39
7.3	Secretary’s Certificates	39
7.4	Governmental Approvals and Consents	39
7.5	Injunction and Litigation	39
7.6	Rating of NICO	39
7.7	Frustration of Closing Conditions	40

	ARTICLE VIII

	TERMINATION

8.1	Termination of Agreement	40
8.2	Effect of Termination	41

	ARTICLE IX

	INDEMNIFICATION

9.1	CNA Parties’ Indemnification Obligations	41
9.2	NICO’s Indemnification Obligations	42
9.3	Indemnification Procedures	42
9.4	Limitations on Indemnification Obligations	44
9.5	Other Indemnification Matters	45
9.6	Exclusive Remedy	46

	ARTICLE X

	DISPUTE RESOLUTION

10.1	Dispute Resolution	47
10.2	Negotiation Amongst the Parties	47

	ARTICLE XI

	ARBITRATION

11.1	Arbitration	48

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LIST OF EXHIBITS

Exhibit A	Form of Administrative Services Agreement
Exhibit B	Form of Collateral Trust Agreement
Exhibit C	Form of LPT Reinsurance Agreement
Exhibit D	Form of Parental Guarantee Agreement
Exhibit E	Form of Retrospective Premium Allocation Agreement
Exhibit F	Form of Security Agreement
Exhibit G	Form of Third Party Reinsurance Allocation Agreement
Exhibit H	Transition Services Agreement Term Sheet

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LIST OF SCHEDULES

Schedule 1.1(a)	Asbestos Accounts
Schedule 1.1(b)	GRM Direct & Assumed, Syndicates, Pools and Associations
Schedule 1.1(c)	Knowledge with respect to the CNA Parties
Schedule 1.1(d)	Knowledge with respect to NICO
Schedule 1.1(e)	Pollution Accounts
Schedule 1.1(f)	Pre-Inception Date Receivables
Schedule 2.3	Reconciliation Statement Calculations
Schedule 5.4(d)	Third Party Consents

LIST OF CNA DISCLOSURE SCHEDULES

Schedule 3.3	CNA Parties’ Consents and Approvals
Schedule 3.4	CNA Orders
Schedule 3.5	Compliance with Applicable Law

LIST OF NICO DISCLOSURE SCHEDULES

Schedule 4.3	NICO’s Consents and Approvals
Schedule 4.4	NICO Orders
Schedule 4.5	Compliance with Applicable Law
Schedule 4.9	NICO Ratings

v

MASTER TRANSACTION AGREEMENT
          THIS MASTER TRANSACTION AGREEMENT, dated as of July 14, 2010 (this “Agreement”), has been made and entered into by and among Continental Casualty Company, an Illinois property and casualty insurance company (“CCC”), The Continental Insurance Company, a Pennsylvania property and casualty insurance company (“CIC”), Continental Reinsurance Corporation International, Ltd., a Bermuda long-term insurance company (“CRCI”), and CNA Insurance Company Limited, a United Kingdom property and casualty insurance company (“CICL,” and collectively with CCC, CIC and CRCI, the “CNA Parties”), and National Indemnity Company, a Nebraska property and casualty insurance company (“NICO”). In addition, Berkshire Hathaway Inc., a Delaware corporation (“Berkshire”), which is the ultimate parent company of NICO, is a party to this Agreement solely for the purpose of Sections 5.19 and 7.3(b).
WITNESSETH:
          WHEREAS, upon the terms and subject to the conditions of this Agreement and the Ancillary Agreements (all capitalized terms used in these recitals and not otherwise defined having the respective meanings assigned to them in Section 1.1), the CNA Parties and NICO desire to enter into a loss portfolio reinsurance transaction, pursuant to which the CNA Parties will cede all liabilities related to Asbestos Claims and Pollution Claims under the Business Covered to NICO, and pursuant to which NICO will reinsure the CNA Parties for such liabilities up to an aggregate limit of four billion dollars ($4,000,000,000), net of any Third Party Reinsurance Recoverables and Other Recoveries;
          WHEREAS, in order to effectuate the foregoing, it is contemplated that, upon the terms and subject to the conditions set forth in this Agreement: (i) the CNA Parties and NICO will enter into the LPT Reinsurance Agreement pursuant to which the CNA Parties will cede to NICO, and NICO will assume, the Reinsured Liabilities, (ii) the CNA Parties and NICO will enter the Administrative Services Agreement pursuant to which NICO, and/or its duly appointed Affiliate(s), will provide, in the name of the CNA Parties, claims handling and other administrative services with respect to the A&P Business, (iii) the CNA Parties, NICO and the Trustee will enter into the Collateral Trust Agreement pursuant to which NICO will establish a grantor trust to secure NICO’s obligations under the LPT Reinsurance Agreement, (iv) CCC, as agent for the CNA Parties, NICO and the Trustee, as securities intermediary, will enter into the Security Agreement pursuant to which NICO will grant to CCC, as agent for the benefit of the CNA Parties, a security interest in and continuing lien on, among other things, all of NICO’s right, title and interest in the Collateral Trust Account or any replacement or successor thereof or substitution therefor, (v) Berkshire and the CNA Parties will enter into the Parental Guarantee Agreement, pursuant to which Berkshire shall guarantee to the CNA Parties the payment or performance of certain obligations of NICO under the Ancillary Agreements and Berkshire will grant to CCC, as agent for the benefit of the CNA Parties, a security interest in and continuing lien on all of Berkshire’s right, title and interest in the Collateral Trust Account or any replacement or successor thereof or substitution therefor, (vi) CCC and NICO will enter into the Transition Services Agreement, which shall substantially conform to the terms and conditions set forth in the Transition Services Agreement Term Sheet, and pursuant to which CCC and NICO will provide to the other certain transition services relating to the administration of the A&P Business, (vii) the CNA Parties and NICO will enter into the Third Party Reinsurance Allocation Agreement pursuant to which the CNA Parties and NICO will allocate between the Parties the Third Party Reinsurance Recoverables in accordance with whether such recoverables are allocable to A&P Claims or Non-A&P Claims, (viii) the CNA Parties and NICO will enter into the Retrospective Premium Allocation Agreement, and (ix) the CNA Parties and NICO, or their respective Affiliates, will execute and deliver such other agreements, instruments and documents as are described herein.
          NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby, the CNA Parties and NICO (each individually, a “Party” and collectively, the “Parties”) hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions.
          The following terms shall have the respective meanings set forth below throughout this Agreement:
“A&P Business” means the business of the CNA Parties and the CNA Insurers of insuring, reinsuring and administering, as applicable, the Reinsured Contracts and the Third Party Reinsurance Agreements as they relate to the Business Covered.
“A&P Claims” means an Asbestos Claim and/or a Pollution Claim.
“AAA” has the meaning set forth in Section 11.1(a).
“Administrative Services Agreement” means the Administrative Services Agreement by and among the CNA Parties and NICO, substantially in the form of Exhibit A attached hereto.
“Affiliate” means, with respect to any Person, another Person that, directly or indirectly, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Aggregate Net Payment” means the amount set forth on the Initial Reconciliation Statement, the Preliminary Reconciliation Statement or the Final Reconciliation Statement, as applicable, on the line item described as “Amount Due to Collateral Trust.”
“Agreement” has the meaning set forth in the Preamble.
“Allocated Loss Adjustment Expenses” means all court costs, arbitration, mediation or other dispute resolution costs, attorneys’ fees including staff counsel expressly charged with performing functions generally performed by outside counsel, expenses, fees and interest accrued prior to or after any judgment, award, agreement or compromise incurred in connection with or in any way relating to the adjustment, appraisal, defense, resistance, investigation, audit negotiation, settlement, payment or appeal of, or the pursuit or collection of any reinsurance on, or the pursuit or enforcement of any right of subrogation with respect to any Reinsured Liability; provided, however, in no event shall Allocated Loss Adjustment Expenses include any overhead or similar internal costs that are attributable to the handling of a claim file arising from the Business Covered. For the purposes of this Agreement, this definition of “Allocated Loss Adjustment Expenses” will apply regardless of how the CNA Parties reserve for Allocated Loss Adjustment Expenses on its annual and quarterly statutory financial statements filed with Governmental Authorities.
“Ancillary Agreements” means each of the agreements the forms of which are Exhibits A through H attached hereto and each of the agreements, exhibits, annexes, schedules and other attachments thereto; provided, however, that for purposes of Sections 9.6(b) and 9.6(c) and Articles X and XI, the Parental Guarantee Agreement shall not be deemed to be an Ancillary Agreement for all purposes under such Sections and Articles.
“Applicable Interest Rate” means 4.5% (four point five percent) per annum.
“Applicable Law” means any domestic or foreign, federal, state or local statute, law, ordinance or code, or any written rules, regulations or administrative interpretations issued by any Governmental Authority pursuant to any of the foregoing, in each case applicable to any Party, and any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties.
“Asbestos Claim” means the following: (i) for claims shown on the Books and Records of any CNA Party or CNA Insurer as having been made on or prior to December 31, 2009, all claims coded as “asbestos claims” on the Books and Records of any CNA Party or CNA Insurer and arising under the accounts listed on Schedule 1.1(a) attached hereto, (ii) for claims shown in the files and records of any GRM Direct & Assumed, Syndicate, Pool or Association as having been made on or prior to December 31, 2009, all claims coded as “asbestos claims” in the files and records of any GRM Direct & Assumed, Syndicate, Pool or Association, and (iii) for claims made after December 31, 2009, any claim involving allegations, in whole or in part, of Property Damage, Bodily Injury, personal injury, mental anguish, medical monitoring, nuisance and trespass, including claims for equitable relief, arising out of, or relating to, exposure to asbestos. For the avoidance of doubt, the Parties acknowledge and agree that, claims asserting that any CNA Party or CNA Insurer (A) failed to warn any Person of potential asbestos exposure, (B) engaged in any unfair trade practice or failed to handle claims in good faith, (C) negligently conducted loss control functions, (D) failed to settle or pay claims within the limits of any Reinsured Contract, (E) otherwise negligently conducted claims handling, (F) misrepresented, or otherwise committed a tort or fraud in connection with the Business Covered, or (G) failed to properly comply with Medicare or other liens, in each case, as long as such assertions arise out of, relate to, or are in connection with, Asbestos Claims, shall be deemed Asbestos Claims. If a claim alleges both an exposure to asbestos and an exposure to another toxin (e.g., “mixed dust” claims) and the Reinsured Contract contains an asbestos exclusion, the claim will be an Asbestos Claim to the extent the claim involves asbestos exposure or injury. While the coding of any CNA Party or CNA Insurer made prior to the Inception Date shall be conclusive as to whether a claim made on or prior to December 31, 2009 is an Asbestos Claim, for a claim made after December 31, 2009, the past coding of any CNA Party or CNA Insurer of a similar claim shall not be conclusive as to whether the claim is an Asbestos Claim. Asbestos Claims shall not include Non A&P Claims.
“Berkshire” has the meaning set forth in the Preamble.
“Berkshire Owned Entity” has the meaning set forth in Section 12.1.
“Bodily Injury” means actual or threatened bodily injury, sickness or disease sustained by a person, including death, humiliation, shock, mental anguish or mental injury by that person at any time which results as a consequence of the bodily injury, sickness or disease.
“Books and Records” means originals or copies of all records and all other data and information (in whatever form maintained) in the possession or control of a Party or its Affiliates and relating to the Business Covered, including (i) administrative records, (ii) claim records, (iii) policy files, (iv) sales records, (v) files and records relating to Applicable Law, (vi) reinsurance records, (vii) underwriting records, (viii) accounting records, and (ix) files and records (including claims bordereaux) of any GRM Direct & Assumed, Syndicate, Pool or Association, but excluding any (a) Tax Returns and Tax records and all other data and information with respect to Tax, (b) files, records, data and information with respect to employees, (c) records, data and information with respect to any employee benefit plan, (d) files, records, data and information relating to Retrospective Premiums, (e) any files, records, data and information not reasonably related to NICO’s administration of the Business Covered, including the monitoring and auditing of the CNA Parties and their Affiliates of NICO’s performance in administering the Business Covered and any internal reports related to such monitoring and auditing, (f) any materials prepared for the boards of directors of NICO, the CNA Parties or their Affiliates and (g) any materials that are privileged and/or confidential for which the CNA Parties or their Affiliates do not have a common interest with NICO; provided, that if any such records or data referred to in the foregoing clauses (i) through (ix) contain information which does not relate to the Business Covered, such information shall not constitute “Books and Records” for purposes of this Agreement.
“Burdensome Condition” has the meaning set forth in Section 5.4(e).
“Business Covered” means:
(1)	All losses relating to A&P Claims that are unpaid, as reflected on the Books and Records, either on a direct or assumed basis, as of the Inception Date;

(2)	All losses relating to Asbestos Claims arising out of or relating to (A) policies, certificates, binders, contracts or cover notes of insurance or reinsurance issued by, or on behalf of, any CNA Party or CNA Insurer, (B) insurance or reinsurance obligations assumed by any CNA Party or CNA Insurer by means of acquisitions, assumption reinsurance, loss portfolio transfers (whether affected by reinsurance or otherwise) or otherwise or (C) any participation by any CNA Party or CNA Insurer in any insurance or reinsurance pool, syndicate or association, in all instances under (A), (B) and (C) prior to January 1, 2010; and

(3)	All losses relating to Pollution Claims arising out of or relating to (A) policies, certificates, binders, contracts or cover notes of insurance or reinsurance issued by, or on behalf of, any CNA Party or CNA Insurer, (B) insurance or reinsurance obligations assumed by any CNA Party or CNA Insurer by means of acquisitions, assumption reinsurance, loss portfolio transfers (whether affected by reinsurance or otherwise) or otherwise or (C) any participation by any CNA Party or CNA Insurer in any insurance or reinsurance pool, syndicate or association, in all instances under (A), (B) and (C) prior to January 1, 1989.
“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in Illinois or New York are required or authorized by law to be closed.
“CCC” has the meaning set forth in the Preamble.
“CIC” has the meaning set forth in the Preamble.
“CICL” has the meaning set forth in the Preamble.

“Claim” has the meaning set forth in Section 9.3(a).
“Claims Notice” has the meaning set forth in Section 9.3(a).
“Closing” has the meaning set forth in Section 2.1.
“Closing Date” has the meaning set forth in Section 2.1.
“CNA” means CNA Financial Corporation, a Delaware corporation.
“CNA Disclosure Schedule” has the meaning set forth in Article III.
“CNA Financial Statements” has the meaning set forth in Section 3.7.
“CNA Indemnitees” has the meaning set forth in Section 9.2.
“CNA Insurers” means all property and casualty insurance companies which, as of the Inception Date, (a) are current or were former Affiliates of the CNA Parties, other than (i) the CNA Parties, (ii) First Insurance Company of Hawaii, Ltd. and its insurance company Subsidiaries as of the Inception Date and (iii) CNA Surety Corporation and its Subsidiaries as of the Inception Date and (b) ceded an A&P Claim to a CNA Party under a reinsurance agreement or cover note or whose liability for an A&P Claim was transferred to, or otherwise assumed by, a CNA Party by means of an acquisition, assumption reinsurance, loss portfolio transfer (whether affected by reinsurance or otherwise) or otherwise, in each case entered into prior to the Inception Date and when such insurance company was an Affiliate of any CNA Party. The term “CNA Insurers” as used herein shall include any predecessor or successor of such companies, including by reason of merger, consolidation or otherwise.
“CNA Parties” has the meaning set forth in the Preamble. The term “CNA Parties” as used herein shall include any predecessor or successor of such companies, including by reason of merger, consolidation or otherwise.
“CNA Permits” has the meaning set forth in Section 3.6(a).
“Collateral Trust Account” means the trust account established pursuant to the Collateral Trust Agreement.

“Collateral Trust Agreement” means the trust agreement by and among the CNA Parties, NICO and the Trustee, substantially in the form of Exhibit B attached hereto.
“Collection Expenses” means the reasonable out-of-pocket expenses incurred by any Party in connection with the negotiation and collection of Third Party Reinsurance Recoverables or Commutation Payments.
“Commutation Payments” means Gross Commutation Payments, less Collection Expenses.
“Confidential Information” has the meaning set forth in Section 5.11(c).
“CRCI” has the meaning set forth in the Preamble.
“De Minimis Amount” has the meaning set forth in Section 9.4(c).
“Declaratory Judgment Expense” means all Collection Expenses, attorneys’ fees, expenses and other costs attributable to coverage analysis, declaratory judgment actions or other coverage dispute resolution procedures brought to determine defense, indemnification and/or payment obligations for any Business Covered, whether or not a loss has been paid. For purposes of this Agreement, this definition of “Declaratory Judgment Expenses” shall apply regardless of how the CNA Parties reserves for Declaratory Judgment Expenses on its annual and quarterly statutory financial statements filed with Governmental Authorities.
“Disclosing Party” has the meaning set forth in Section 5.11(a).
“Dispute” has the meaning set forth in Section 10.1.
“Encumbrance” means any pledge, security interest, mortgage, lien, attachment, right of first refusal, or option, including any restriction on receipt of income or exercise of any other attribute of ownership, except such restrictions as may be contained in any insurance Applicable Law.
“End Date” has the meaning set forth in Section 8.1(d).
“Enforceability Exceptions” has the meaning set forth in Section 3.2(a).
“Estimated Interest” means interest calculated at the Applicable Interest Rate accrued from the middle of the calendar quarter during which the amounts in question were collected, paid or incurred, as applicable, through the Closing Date; provided, however, if the Closing Date occurs on a date other than the last day of a calendar quarter, the Estimated Interest for the amounts collected, paid or incurred, as applicable, during the partial quarterly period including the Closing Date shall be calculated at the Applicable Interest Rate accrued from the middle of such partial quarterly period through the Closing Date.
“Extracontractual Damages” means all liabilities arising from the Business Covered for which any CNA Party and CNA Insurer is liable arising from actual or alleged misconduct, negligence, fraud or bad faith of any CNA Party, any CNA Insurer or any of their Affiliates, or their agents, brokers or Representatives (other than NICO acting on behalf of the CNA Parties pursuant to the Administrative Services Agreement, which liability shall be indemnified pursuant to such agreement) in their handling of claims or losses, or in any of their dealings with their insureds or any other Person. Such liabilities shall include punitive, exemplary, compensatory, and consequential damages. Extracontractual Damages shall also include any and all amounts otherwise included in the definition of Ultimate Net Loss that any CNA Party pays or is obligated to pay to ceding companies under Business Covered that are agreements of assumed reinsurance, whether under the terms of such reinsurance contracts or as a result of agreements between the CNA Parties and cedents as to the settlement of specific claims.
“Final and Binding” has the meaning set forth in Section 2.3(g).
“Final Net Payment” has the meaning set forth in Section 2.3(h).
“Final Reconciliation Statement” has the meaning set forth in Section 2.3(d).
“Governmental Authority” means any government, political subdivision, court, board, commission, regulatory or administrative agency or other instrumentality thereof, whether federal, state, provincial, local or foreign and including any regulatory authority which may be partly or wholly autonomous.
“GRM Direct & Assumed, Syndicates, Pools or Associations” means (a) any counterparty under any insurance or reinsurance agreement or cover note with a CNA Party, (b) any Person whose liability for an A&P Claim has been transferred to, or otherwise assumed by, any CNA Party by means of an acquisition, direct insurance, assumption reinsurance, loss portfolio transfer (whether affected by reinsurance or otherwise) or otherwise, or (c) any insurance or reinsurance pool, syndicate or association that, in the case of clauses (a), (b) and (c) is listed on Schedule 1.1(b) attached hereto, in all cases as such assumptions or transfers were in place as of the Inception Date.
“Gross Commutation Payments” means any amounts payable to the CNA Parties or NICO (acting on behalf of the CNA Parties) by a reinsurer counterparty under a Third Party Reinsurance Agreement in connection with the recapture, commutation, termination or reduction of any reinsurance under a Third Party Reinsurance Agreement, or pursuant to a scheme of arrangement in connection with the initiation or commencement of a liquidation, insolvency, rehabilitation, conservation, supervision or similar proceeding by or against the reinsurer of a Third Party Reinsurance Agreement, that is consummated on or after the Inception Date, but prior to the expiration or termination of the LPT Reinsurance Agreement.
“Gross Third Party Reinsurance Recoverables” means any amounts actually collected by the CNA Parties or NICO (acting on behalf of the CNA Parties) pursuant to the Third Party Reinsurance Agreements.
“Inception Date” means 12:01 a.m. Central Standard Time on January 1, 2010.
“Indemnified Party” has the meaning set forth in Section 9.3(a).
“Indemnifying Party” has the meaning set forth in Section 9.3(a).
“Indemnity Cap” has the meaning set forth in Section 9.4(c).
“Indemnity Threshold” has the meaning set forth in Section 9.4(c).
“Independent Accountant” has the meaning set forth in Section 2.3(e).
“Initial Net Payment” has the meaning set forth in Section 2.3(b).
“Initial Reconciliation Statement” has the meaning set forth in Section 2.3(b).
“Knowledge” means, (i) with respect to the CNA Parties, the actual knowledge, without independent investigation, of those individuals listed on Schedule 1.1(c) attached hereto, and (ii) with respect to NICO, the actual knowledge, without independent investigation, of those individuals listed on Schedule 1.1(d) attached hereto.
“Loss” as used in Article IX, means all losses, costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, and expenses (including but not limited to reasonable and necessary fees of counsel, investigators, expert witnesses, consultants and other professionals, court filing fees, court costs, arbitration fees or costs, witness fees and other similar expenses); provided, however, in no event shall the Parties be liable for loss of profits, consequential, punitive, incidental, exemplary, multiplied or other special damages incurred by the other Party or any of its Affiliates and each of their respective directors, officers, employees and agents, it being understood that such Party shall only be liable (subject to the limitations on liability set forth in Article IX) for loss of profits, consequential, punitive, incidental, exemplary, multiplied or other special damages that are incurred or suffered by a third party and that form a part of the Third Party Claim of such third party.
“LPT Limit” has the meaning set forth in Section 2.2(a).
“LPT Reinsurance Agreement” means the reinsurance agreement by and among the CNA Parties and NICO, substantially in the form of Exhibit C attached hereto.
“NICO” has the meaning set forth in the Preamble. The term “NICO” as used herein shall include any predecessor or successor of such companies, including by reason of merger, consolidation or otherwise.
“NICO Disclosure Schedule” has the meaning set forth in Article IV.
“NICO Financial Statements” has the meaning set forth in Section 4.7.
“NICO Indemnitees” has the meaning set forth in Section 9.1.
“NICO Permits” has the meaning set forth in Section 4.6(a).
“Non-A&P Claims” means: (i) all claims that are not defined as an Asbestos Claim or a Pollution Claim herein or (ii) all claims made after December 31, 2009 alleging Bodily Injury as a result of exposure to a Pollutant, except for those Bodily Injury claims that otherwise meet the definition of a “Pollution Claim” as defined and set forth herein. For the avoidance of doubt, the following types of claims are Non-A&P Claims: silica, breast implants, indoor mold, blood factorates, repetitive stress injuries, noise induced hearing loss, lead pigment on buildings, indoor air pollution (unless caused by actual, alleged or threatened pollution of land, the external atmosphere, or any watercourse or body of water) and firearms.
“Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
“Other Recoveries” means any and all payments, collections and recoveries relating to A&P Claims paid on and after the Inception Date, other than (i) Third Party Reinsurance Recoverables and (ii) Retrospective Premiums, and shall include, among other things, any salvage and subrogation received as further set forth in Section 13.1 of the LPT Reinsurance Agreement.

“Parental Guarantee Agreement” means the guarantee agreement by and among Berkshire and the CNA Parties, substantially in the form of Exhibit D attached hereto.
“Party” or “Parties” has the meaning set forth in the Recitals.
“Permit” means any material license, permit, order, approval, consent, registration, membership, authorization or qualification under any Applicable Law or with any Governmental Authority or under any industry or non-governmental self-regulatory organization.
“Person” means any natural person, corporation, partnership, limited liability company, trust, joint venture or other entity, including a Governmental Authority.
“Pollutants” as used in the definition of “Pollution Claim” includes any solid, liquid, gaseous or thermal substance, irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste (including any materials to be recycled, reconditioned or reclaimed).
“Pollution Claim” means the following: (i) for claims shown on the Books and Records of any CNA Party or CNA Insurer as having been made on or prior to December 31, 2009, all claims coded as “pollution claims” or “environmental claims” on the Books and Records of any CNA Party or CNA Insurer and arising under the accounts listed on Schedule 1.1(e) attached hereto, (ii) for claims shown in the files and records of any GRM Direct & Assumed, Syndicate, Pool or Association as having been made on or prior to December 31, 2009, all claims coded as “pollution claims” or “environmental claims” in the files and records of any GRM Direct & Assumed, Syndicate, Pool or Association, and (iii) for claims made after December 31, 2009, (A) any claim involving allegations, in whole or in part, of Property Damage arising out of, or relating to, an actual, alleged or threatened discharge, emission, dispersal, seepage, migration, release or escape of Pollutants into or upon land, the atmosphere or any watercourse or body of water including claims for nuisance and trespass and claims for equitable relief and (B) any claim involving allegations of Bodily Injury, personal injury, mental anguish, medical monitoring, nuisance and trespass, including claims for equitable relief, associated with, related to or resulting from any actual, alleged or threatened discharge, emission, dispersal, seepage, migration, release or escape of Pollutants into or upon land, the atmosphere or any watercourse or body of water which caused or threatened to cause Property Damage. For the avoidance of doubt, the Parties acknowledge and agree that claims arising from actual, alleged or threatened pollution of the air inside a building (e.g., indoor mold claims) are not a “Pollution Claim” unless the pollution was caused by actual, alleged or threatened pollution of land, the external atmosphere or any watercourse or body of water. For the further avoidance of doubt, the Parties also acknowledge and agree that claims asserting that any CNA Party or CNA Insurer (A) failed to warn any Person of potential Pollutants, (B) engaged in any unfair trade practice or failed to handle claims in good faith, (C) negligently conducted loss control functions, (D) failed to settle or pay claims within the limits of any Reinsured Contract, (E) otherwise negligently conducted claims handling, (F) misrepresented, or otherwise committed a tort or fraud in connection with the Business Covered, or (G) failed to properly comply with Medicare or other liens, in each case, as long as such assertions arise out of, relate to, or are in connection with, Pollution Claims, shall be deemed Pollution Claims. While the coding of any CNA Party or CNA Insurer shall be conclusive as to whether a claim made on or prior to December 31, 2009 is a Pollution Claim, for a claim made after December 31, 2009, the past coding of any CNA Party or CNA Insurer of a similar claim shall not be conclusive as to whether the claim is a Pollution Claim. Pollution Claims shall not include Non A&P Claims.
“Pre-Inception Date Receivables” means all receivables that arise out of or relate to the Business Covered and which are payable under the Third Party Reinsurance Agreements attributable to Asbestos Claims and Pollution Claims paid by or on behalf of the CNA Parties prior to the Inception Date, including those set forth on Schedule 1.1(g) hereto.
“Preliminary Reconciliation Statement” has the meaning set forth in Section 2.3(c).
“Property Damage” means actual or threatened or potential: (i) physical injury to tangible property, including all resulting loss of use of that property; or (ii) loss of use of tangible property that is not physically injured. For the avoidance of doubt, electronic data shall not be considered to be tangible property.
“Receiving Party” has the meaning set forth in Section 5.11(a).
“Reinsurance Premium” means cash in the aggregate amount of two billion dollars ($2,000,000,000).
“Reinsured Contracts” means all policies, contracts, certificates, binders and cover notes of insurance or reinsurance issued by any CNA Party or CNA Insurer, or by any GRM Direct & Assumed, Syndicate, Pool or Association, covering or pertaining to the Business Covered.
“Reinsured Liabilities” has the meaning set forth in Section 2.2(a).
“Representatives” means, with respect to any Person, such Person’s officers, directors, employees, managing directors, agents, advisors and other representatives.
“Requested Third Party Consents” has the meaning set forth in Section 5.4(d).
“Reserves” means, as required by SAP or Applicable Law of the jurisdiction of domicile of such Person, reserves (including any gross, net and ceded reserves), funds or provisions for losses, claims, unearned premiums, benefits, costs and expenses (including Allocated Loss Adjustment Expenses) in respect of the Business Covered.

“Retrospective Premium Allocation Agreement” means the agreement by and among the CNA Parties and NICO, substantially in the form of Exhibit E attached hereto.
“Retrospective Premiums” means any amounts due from a policyholder or insured under a Reinsured Contract as a result of any increase in premiums charged thereunder or additional premium payable thereunder based upon the claims or loss experience pursuant to the terms and conditions of such Reinsured Contract.
“Rules” has the meaning set forth in Section 11.1(a).
“SAP” means, as to any CNA Parties or NICO, the statutory accounting principles prescribed or permitted by the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which such entity is domiciled.
“Security Agreement” means the security agreement by and among CCC, as agent for the CNA Parties, NICO and the Trustee, as securities intermediary, substantially in the form of Exhibit F attached hereto.
“Segregation Plan” has the meaning set forth in Section 5.16(b).
“Senior Management of the CNA Parties” means the following individuals who hold senior management positions at CNA: John Beckman, Lawrence Boysen, Janet Duncan, Larry Haefner, Jonathan D. Kantor, Peter J. Lies, D. Craig Mense, Michael J. Sehr and Michael P. Warnick.
“Subsidiary” means, when used with respect to any Party, any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such Party or one or more Subsidiaries of such Party or by such Party and one or more Subsidiaries of such Party.
“Tax Authority” means, with respect to any Tax, any government or political subdivision thereof that imposes such Tax, and any agency charged with the collection, assessment, determination or administration of such Tax for such government or subdivision.
“Tax” means any and all federal, state, foreign or local income, gross receipts, premium, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum, estimated or other tax, fee, duty, levy, custom, tariff, impost, assessment, obligation or charge of the same or of a similar nature to any of the foregoing, including any interest, penalty or addition thereto.
“Tax Return” means any return, report, declaration, claim for refund, certificate, bill, or other return or statement, including any schedule or attachment thereto, and any amendment thereof, filed or required to be filed with any Tax Authority in connection with the determination, assessment or collection of any Tax.
“Third Party Claim” has the meaning set forth in Section 9.3(b).
“Third Party Reinsurance Agreements” means reinsurance agreements, other than the LPT Reinsurance Agreement and reinsurance agreements solely between or among CNA Affiliates, whereby any CNA Party or CNA Insurer has ceded the Business Covered, and which agreements have not been voided or commuted.
“Third Party Reinsurance Allocation Agreement” means the allocation agreement by and among the CNA Parties and NICO, substantially in the form of Exhibit G attached hereto.
“Third Party Reinsurance Recoverables” means Gross Third Party Reinsurance Recoverables, less Collection Expenses.
“Transition Services Agreement” has the meaning set forth in Section 5.16(a).
“Transition Services Agreement Term Sheet” means the transition services agreement term sheet attached hereto as Exhibit H.
“Trustee” means the trustee named in the Collateral Trust Agreement and any successor trustee appointed as such pursuant to the terms of such Collateral Trust Agreement.
“Ultimate Net Loss” means the sum of any amount which is paid, required to be paid or due to be paid by any CNA Party or CNA Insurer on and after the Inception Date, in each case, in respect of Business Covered for: (i) settlement or satisfaction of the A&P Claims relating to the Business Covered; plus (ii) Allocated Loss Adjustment Expenses; plus (iii) Declaratory Judgment Expenses; plus (iv) Extracontractual Damages; minus (v) Third Party Reinsurance Recoverables and Other Recoveries (but expressly excluding Pre-Inception Date Receivables), to the extent actually collected and paid to NICO; provided, however, in no event shall Ultimate Net Loss include any Unallocated Loss Adjustment Expenses.

“Unallocated Loss Adjustment Expenses” means any loss adjustment expenses which are not Allocated Loss Adjustment Expenses. For purposes of this Agreement, this definition of “Unallocated Loss Adjustment Expenses” will apply regardless of how the CNA Parties reserve for Unallocated Loss Adjustment Expenses on its annual and quarterly statutory financial statements filed with Governmental Authorities.
ARTICLE II
TRANSACTIONS TO BE EFFECTUATED AT CLOSING
     2.1 Place and Date of Closing.
          Unless otherwise agreed to by the Parties hereto, the closing (the “Closing”) of the transactions contemplated under this Agreement and the Ancillary Agreements will take place in the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, at 10:00 a.m., Eastern Time, on the third Business Day after the date upon which each of the conditions set forth in Articles VI and VII are satisfied or waived by the Party or Parties entitled to waive the same (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time). Notwithstanding the foregoing, the Closing may occur at such other place, at such other time or on such other date as the CNA Parties and NICO may mutually agree. The day on which the Closing takes place is referred to herein as the “Closing Date.” The Closing shall be deemed for all purposes to have occurred at 12:01 a.m., Eastern Time, on the Closing Date.
     2.2 Loss Portfolio Transfer.
          (a) Subject to the satisfaction or waiver of all of the conditions to Closing set forth in Articles VI and VII, and subject to the terms and conditions set forth in this Agreement and the LPT Reinsurance Agreement, at the Closing, (i) the CNA Parties will cede to NICO, and NICO shall reinsure, 100% of all losses, liabilities and expenses included within the definition of Ultimate Net Loss paid by the CNA Parties on or after the Inception Date (as recorded in the general ledger of the CNA Parties), subject to the LPT Limit (“Reinsured Liabilities”), (ii) the CNA Parties shall pay to NICO the Reinsurance Premium (as adjusted in the Initial Reconciliation Statement pursuant to Section 2.3), which will be deposited directly by the CNA Parties on behalf of NICO into the Collateral Trust Account and (iii) NICO shall transfer and assign to the Collateral Trust Account, assets consisting of cash in the aggregate amount of two hundred million dollars ($200,000,000). Notwithstanding any other provisions in this Agreement or the Ancillary Agreements to the contrary, NICO’s limit of liability with respect to the Ultimate Net Loss, shall be no greater than four billion dollars ($4,000,000,000) (the “LPT Limit”).
          (b) In addition to the payment of the Reinsurance Premium, the CNA Parties shall transfer the right to collect the Pre-Inception Date Receivables to NICO. All Pre-Inception

Date Receivables actually collected by NICO shall be for the benefit and account of NICO. NICO and the CNA Parties hereby acknowledge and agree that neither the collection of, nor failure to collect, Pre-Inception Date Receivables shall affect the LPT Limit.
     2.3 Reconciliation.
          (a) The Parties understand and agree that it is in their mutual interests to agree to a mechanism for reconciling the following balances due and owing between them as of the Closing Date:
          (i) the CNA Parties shall pay to NICO (A) the Reinsurance Premium (together with interest accrued from the Inception Date at the Applicable Interest Rate), and (B) any Pre-Inception Date Receivables that may have been collected since the Inception Date (together with Estimated Interest), and
          (ii) NICO shall reimburse the CNA Parties for (A) all Ultimate Net Loss paid by the CNA Parties on or after the Inception Date (as recorded in the general ledger of the CNA Parties) up to the Closing Date (together with Estimated Interest), and the LPT Limit shall be reduced dollar for dollar for all such Ultimate Net Loss reimbursed by NICO, and (B) three million five hundred thousand dollars ($3,500,000), which amount represents NICO’s share of the Unallocated Loss Adjustment Expenses incurred by the CNA Parties in connection with the Business Covered on or after the Inception Date up to the Closing Date.
The Parties shall follow the protocol set forth in Sections 2.3(b) through 2.3(i) in achieving fully and finally reconciled amounts of these balances.
          (b) The CNA Parties shall, five (5) Business Days prior to the Closing Date, provide to NICO an estimated reconciliation statement as of the month ending prior to the Closing Date (the “Initial Reconciliation Statement”), which shall be calculated in the manner set forth on Schedule 2.3 attached hereto and which shall be broken down by calendar quarter. The Initial Reconciliation Statement shall set forth the Aggregate Net Payment due to NICO (the “Initial Net Payment”), which amount will be deposited directly by the CNA Parties on behalf of NICO into the Collateral Trust Account on the Closing Date.
          (c) The CNA Parties shall, within forty-five (45) calendar days following the Closing Date, provide to NICO a finalized reconciliation statement (the “Preliminary Reconciliation Statement”), which shall be calculated as of the Closing Date and in the manner set forth on Schedule 2.3 attached hereto, setting forth the Aggregate Net Payment as of the Closing Date.

          (d) After the receipt by NICO of the Preliminary Reconciliation Statement and until such time as the Final Reconciliation Statement is completed, NICO and its authorized Representatives shall have, upon prior written notice, reasonable access during normal business hours to the working papers of the CNA Parties and their Representatives relating to the Preliminary Reconciliation Statement and the calculations set forth thereon. NICO shall have the right to review the Preliminary Reconciliation Statement and comment thereon for a period of thirty (30) Business Days after receipt thereof. Any changes in the Preliminary Reconciliation Statement that are agreed to by the Parties within such thirty (30) Business Day review period shall be incorporated into a final reconciliation statement (the “Final Reconciliation Statement”), as of the Closing Date. In the event NICO does not dispute the Preliminary Reconciliation Statement within such thirty (30) Business Day review period, the Preliminary Reconciliation Statement shall be deemed the Final Reconciliation Statement.
          (e) In the event that the Parties are unable to agree on the manner in which any item or items should be treated in the Preliminary Reconciliation Statement within such thirty (30) Business Day review period, each of the Parties shall prepare separate written reports of such item or items remaining in dispute and refer such reports to Deloitte LLP (or if Deloitte LLP is unavailable, to another nationally recognized independent accounting or actuarial firm that is neutral and impartial as may be agreed by the parties) (the “Independent Accountant”) within ten (10) calendar days after the expiration of such thirty (30) Business Day review period; provided, however, that NICO shall have the right to dispute the determination of any such item or items only on the basis of, and to the extent it claims that, in determining such item (i) it was not calculated in the manner set forth on Schedule 2.3 for the calculation of the Aggregate Net Payment or (ii) there were mathematical errors in the calculation of such item; provided, further, that any portion of any amount payable to NICO or to the CNA Parties pursuant to Section 2.3(h) that can be calculated from amounts that are not in dispute will be paid within ten (10) calendar days after such written reports are required to be submitted to the Independent Accountant.
          (f) The Independent Accountant shall determine within thirty (30) calendar days the manner in which such item or items shall be treated in the Final Reconciliation Statement; provided, however, that the dollar amount of each item in dispute shall be determined within the range of dollar amounts proposed by NICO, on the one hand, and the CNA Parties, on the other hand. The Parties acknowledge and agree that (i) the review by and determinations of the Independent Accountant shall be limited to, and only to, the item or items contained in the reports prepared and submitted to the Independent Accountant by the Parties, and (ii) the determinations by the Independent Accountant shall be based solely on the criteria set forth in the proviso in the first sentence of this Section 2.3(f).
          (g) The determinations by the Independent Accountant as to the items in dispute shall be in writing and shall be Final and Binding on the parties and shall be reflected in the Final Reconciliation Statement. For purposes of this Section 2.3(g), “Final and Binding” shall mean that the determinations made pursuant to this Section 2.3, including the determinations, if any, made by the Independent Accountant shall have the same preclusive effect for all purposes as if such determinations had been embodied in a final judgment, no longer subject to appeal, entered by a court of competent jurisdiction, and either party may petition any court identified pursuant to Article XIII to reduce such decision to judgment. The fees, costs and expenses of retaining the Independent Accountant shall be allocated by the Independent Accountant between the Parties in accordance with the Independent Accountant’s judgment as to the relative merits of the parties’ proposals in respect of the disputed items. Within five (5) Business Days following the resolution of all disputed items, the CNA Parties shall prepare the Final Reconciliation Statement and shall deliver copies thereof to NICO.
          (h) In the event that (i) the Aggregate Net Payment as determined in the Final Reconciliation Statement (the “Final Net Payment”) exceeds the Initial Net Payment, then the CNA Parties shall pay to NICO cash in United States dollars in an amount equal to such excess, less any portion of such excess previously paid to NICO pursuant to Section 2.3(e), within ten (10) calendar days after the Final Reconciliation Statement has been determined, plus interest on such amount from and including the Closing Date up to but not including the date of payment accrued at the Applicable Interest Rate, or (ii) the Final Net Payment is less than the Initial Net Payment, then NICO shall return to the CNA Parties cash in United States dollars in an amount equal to such shortfall, less any portion of such shortfall previously paid to the CNA Parties pursuant to Section 2.3(e), within ten (10) calendar days after the Final Reconciliation Statement has been determined, plus interest on such amount from and including the Closing Date up to but not including the date of payment accrued at the Applicable Interest Rate.
          (i) All cash required to be transferred from the CNA Parties to NICO pursuant to Section 2.3 shall be by wire transfer of immediately available funds to the Collateral Trust Account and all cash required to be transferred from NICO to the CNA Parties pursuant to Section 2.3 shall be by wire transfer of immediately available funds withdrawn from the Collateral Trust Account to one or more bank accounts specified in writing by the CNA Parties.
     2.4 Deliveries on Closing.
          Upon the terms and subject to the conditions set forth in this Agreement,
          (a) the CNA Parties shall pay to NICO the Reinsurance Premium (as adjusted in the Initial Reconciliation Statement pursuant to Section 2.3), which will be deposited directly by the CNA Parties on behalf of NICO into the Collateral Trust Account on the Closing Date, and
          (b) the CNA Parties shall, and shall cause their applicable Affiliates to, enter into and deliver, and NICO shall, and shall cause its applicable Affiliates to, enter into and deliver on or prior to the Closing Date:
               (i) Administrative Services Agreement;

               (ii) Collateral Trust Agreement;
               (iii) LPT Reinsurance Agreement;
               (iv) Parental Guarantee Agreement
               (v) Retrospective Premium Allocation Agreement;
               (vi) Security Agreement;
               (vii) Third Party Reinsurance Allocation Agreement;
               (viii) Transition Services Agreement; and
               (ix) such other agreements, instruments and documents as are required under this Agreement or the Ancillary Agreements to be executed and delivered by the CNA Parties, NICO and any respective Affiliates of the CNA Parties and NICO.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE CNA PARTIES
          The CNA Parties hereby represent and warrant to NICO that as of the date hereof, and except as disclosed in the disclosure schedules delivered by the CNA Parties to NICO (the “CNA Disclosure Schedule”) simultaneously with the execution of this Agreement (it being understood that any matter disclosed in the CNA Disclosure Schedule shall be deemed disclosed with respect to any section of this Article III to which the matter relates) and subject to Section 5.10:
     3.1 Organization and Good Standing.
     Each of the CNA Parties and each Affiliate of the CNA Parties executing any Ancillary Agreement (i) is duly incorporated and validly existing as a corporation or other legal entity under the laws of its jurisdiction of incorporation or domicile; (ii) has full corporate power and authority to carry on the A&P Business as it is now being conducted and to own, lease and operate its properties and assets to the extent relating to the A&P Business; and (iii) is duly qualified to do business as a foreign or alien corporation, as the case may be, in good standing in each jurisdiction in which the conduct of the A&P Business or the ownership, leasing or operation of its properties or assets relating to the A&P Business makes such qualification necessary, except where the failure to so qualify, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the A&P Business.
     3.2 Authority; Enforceability; Non-Contravention.
          (a) Each of the CNA Parties has full corporate power and authority to execute and to deliver this Agreement, and to consummate the transactions contemplated herein. Each of the CNA Parties has taken all necessary corporate action to authorize the execution and performance of this Agreement. This Agreement has been duly executed and delivered by the CNA Parties and, assuming due authorization, execution, and delivery of this Agreement by NICO, is the valid and binding obligation of the CNA Parties, enforceable against the CNA Parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, and other similar laws in effect relating to or affecting the enforcement of the rights and remedies of creditors of insurance companies or the enforcement of creditors’ rights generally and general principles of equity, whether considered in a proceeding at law or in equity (the “Enforceability Exceptions”).
          (b) Except with respect to Third Party Reinsurance Agreements and assuming the regulatory consents and approvals referred to in Sections 3.3 and 4.3 are obtained and the filings referred to in Sections 3.3 and 4.3 are made, the execution, delivery and performance of this Agreement by the CNA Parties will not, with or without the giving of notice or passage of time or both, (i) violate, result in a default, right to accelerate or loss of rights under, or result in the creation or imposition of any Encumbrance pursuant to any provision of any note, bond, mortgage, deed of trust, lease, license, agreement, indenture or other instrument or obligation to which the any of the CNA Parties are a party or by which their properties or assets are bound, (ii) violate any provision of the corporate charter, by-laws, operating agreements, partnership agreements or similar organizational documents of the CNA Parties, or any effective resolution of the directors or stockholders of the CNA Parties, or (iii) violate in any material respect any Applicable Law; provided, that in case of the foregoing clause (i), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the A&P Business.
          (c) Each of the CNA Parties and each Affiliate of the CNA Parties executing any Ancillary Agreement has full corporate power and authority, respectively, to execute and to deliver the Ancillary Agreements to which it is a party, and to consummate the transactions contemplated therein. Each of the CNA Parties and each such Affiliate of the CNA Parties has taken all necessary corporate action to authorize the execution and performance of such Ancillary Agreements. The Ancillary Agreements, if and when executed by the CNA Parties or any such Affiliate of the CNA Parties pursuant to the terms and conditions of this Agreement, will be duly executed and delivered by the CNA Parties or such Affiliate of the CNA Parties and, assuming due authorization, execution, and delivery of the Ancillary Agreements by the other parties thereto, will be the valid and binding obligation of the CNA Parties or such Affiliate of the CNA Parties, as the case may be, enforceable against such party in accordance with their terms, subject to the Enforceability Exceptions.
          (d) Except with respect to Third Party Reinsurance Agreements and assuming the regulatory consents and approvals referred to in Sections 3.3 and 4.3 are obtained and the filings referred to in Sections 3.3 and 4.3 are made, the execution, delivery and performance of the Ancillary Agreements by the CNA Parties and any such Affiliate of the CNA Parties will not (i) violate, result in a default, right to accelerate or loss of rights under, or result in the creation of any Encumbrance pursuant to any provision of any note, bond, mortgage, deed of trust, lease, license, agreement, indenture or other instrument or obligation to which any of the CNA Parties or any such Affiliate of the CNA Parties is a party or by which its properties or assets are bound, (ii) violate any provision of the corporate charter, by-laws, operating agreements, partnership agreements or similar organizational documents of the CNA Parties or any such Affiliate of the CNA Parties, or any effective resolution of the directors or stockholders of the CNA Parties or any such Affiliate of the CNA Parties, or (iii) violate in any material respect any Applicable Law; provided, that in case of the foregoing clause (i), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the A&P Business.
     3.3 Consents and Approvals.
          Except as set forth on Schedule 3.3 of the CNA Disclosure Schedule, no consents or approvals of, or filing with, any Governmental Authority, is required to be made or obtained by the CNA Parties or their respective Affiliates in connection with the execution, delivery and performance of this Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby.
     3.4 Orders.
          Except as set forth in Schedule 3.4 of the CNA Disclosure Schedule, as of the date of this Agreement, there are no material outstanding Orders relating to the A&P Business against or involving the CNA Parties by or before any Governmental Authority.
     3.5 Compliance with Applicable Law.
          Except as disclosed in Schedule 3.5 of the CNA Disclosure Schedule, since January 1, 2009, the CNA Parties have not been charged with nor, to the Knowledge of the CNA Parties, are now under investigation by a Governmental Authority with respect to, a material violation of any Applicable Law with respect to the A&P Business.
     3.6 Permits.
          (a) Each of the CNA Parties holds (i) all Permits from all Governmental Authorities responsible for regulating insurance or reinsurance companies that are necessary for the current operation and conduct of their business and to own or use their assets and properties, as such assets and properties are owned and used on the date hereof in each of the jurisdictions in which such business is operated and conducted, in each case, in connection with the A&P Business, and (ii) except as otherwise would not have a material adverse effect on the A&P Business, all other Permits from all Governmental Authorities other than those responsible for regulating insurance or reinsurance companies that are necessary for the current operation and conduct of their business and to own or use their assets and properties, as such assets and properties are owned and used on the date hereof in each of the jurisdictions in which such business is operated and conducted, in each case, in connection with the A&P Business (collectively, the “CNA Permits”). All CNA Permits are valid and in full force and effect in accordance with their terms.
          (b) Since January 1, 2009, none of the CNA Parties (i) have received any written notice or communication from any Governmental Authority regarding any actual, alleged, or potential violation of, or failure to comply with, the terms or requirements of any CNA Permits and (ii) is the subject of any pending or, to the Knowledge of the CNA Parties, threatened action seeking the revocation, withdrawal, suspension, termination, cancellation, nonrenewal, modification or impairment of any CNA Permit.
     3.7 Financial Statements.
          The CNA Parties have previously delivered to NICO true and complete copies of the annual statutory statements of the CNA Parties as of and for the year ended December 31, 2009 (collectively, the “CNA Financial Statements”). The CNA Financial Statements fairly present in all material respects the financial condition of each CNA Party, as applicable, as of and for the period ending on the date thereof in accordance with SAP.
     3.8 Certain Proceedings.
          There is no pending action against any of the CNA Parties or their Affiliates in or with any Governmental Authority that challenges or may reasonably be expected to have the effect of preventing or making unlawful the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements. To the Knowledge of the CNA Parties, no such proceeding has been threatened.
     3.9 Brokers or Finders.
          No broker or finder has acted directly or indirectly for the CNA Parties, nor have the CNA Parties incurred any obligation or liability for brokerage or finders’ fees or agents’ commissions or other similar payments, in connection with this Agreement or the Ancillary Agreements and the transactions contemplated hereby or thereby.

     3.10 Withheld Information.
          To the Knowledge of the Senior Management of the CNA Parties, no material information related to any A&P Claims arising from the Business Covered requested by NICO in writing prior to the date hereof has been intentionally withheld from NICO or intentionally misstated, except for such information that has been expressly withheld because (a) such information is the subject of a binding confidentiality agreement between a CNA Party and a third party or (b) such information is privileged pursuant to the advice of counsel, and, in the case of clauses (a) and (b), the rationale for withholding such information has been disclosed to NICO.
     3.11 No Other Representations or Warranties.
          Notwithstanding anything contained in this Agreement or any Ancillary Agreements to the contrary, (a) neither the CNA Parties nor any Person on behalf of the CNA Parties is making any representations or warranties whatsoever, express or implied, beyond those expressly made by the CNA Parties in Article III hereof, and (b) NICO and its Affiliates have not been induced by, or relied upon, any representations, warranties or statements (written or oral), whether express or implied, made by any Person, that are not expressly set forth in this Article III. Without limiting the generality of the foregoing, NICO acknowledges, understands and agrees that no representations or warranties are made (i) with respect to any projections, forecasts, estimates, budgets or claim information that may have been made available to NICO, its Affiliates or any of their respective Representatives, or (ii) with respect to any other information or documents made available to NICO or any of its Affiliates or Representatives except, in the case of this clause (ii) only, as expressly covered by a representation or warranty contained in this Article III.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF NICO
          NICO hereby represents and warrants to the CNA Parties that as of the date hereof, and except as disclosed in the disclosure schedules delivered by NICO to the CNA Parties (the “NICO Disclosure Schedule”) simultaneously with the execution of this Agreement (it being understood that any matter disclosed in the NICO Disclosure Schedule shall be deemed disclosed with respect to any section of this Article IV to which the matter relates):
     4.1 Organization and Good Standing.
          NICO and each Affiliate of NICO executing any Ancillary Agreement is duly incorporated and validly existing as a corporation or other legal entity under the laws of its jurisdiction of incorporation or domicile. NICO and each Affiliate of NICO executing any

Ancillary Agreement has full corporate power and authority to conduct its business as it is now being conducted.
     4.2 Authority; Enforceability; Non-Contravention.
          (a) NICO has full corporate power and authority to execute and to deliver this Agreement, and to consummate the transactions contemplated herein. NICO has taken all necessary corporate action to authorize its execution and performance of this Agreement. This Agreement has been duly executed and delivered by NICO and, assuming due authorization, execution, and delivery of this Agreement by the CNA Parties, is the valid and binding obligations of NICO, enforceable against NICO in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.
          (b) Assuming the regulatory consents and approvals referred to in Sections 3.3 and 4.3 are obtained and the filings referred to in Sections 3.3 and 4.3 are made, the execution, delivery and performance of this Agreement by NICO will not, with or without the giving of notice or passage of time or both, (i) violate, result in a default, right to accelerate or loss of rights under; or result in the creation or imposition of any Encumbrance pursuant to any provision of any note, bond, mortgage, deed of trust, lease, license, agreement, indenture or other instrument or obligation to which NICO is a party or by which its properties or assets are bound, (ii) violate any provision of the corporate charter, by-laws, operating agreements, partnership agreements or similar organizational documents of NICO, or any effective resolution of the directors or stockholders of NICO, or (iii) violate in any material respect any Applicable Law.
          (c) Each of NICO and any of its Affiliates executing any Ancillary Agreement has full corporate power and authority, respectively, to execute and to deliver the Ancillary Agreements to which it is a party, and to consummate the transactions contemplated therein. Each of NICO and any such Affiliate has taken all necessary corporate action to authorize the execution and performance of such Ancillary Agreements. The Ancillary Agreements, if and when executed by NICO or any such Affiliate pursuant to the terms and conditions of this Agreement, will be duly executed and delivered by NICO or such Affiliate and, assuming due authorization, execution, and delivery of the Ancillary Agreements by the other parties thereto, will be the valid and binding obligation of NICO or such Affiliate, as the case may be, enforceable against such party in accordance with their terms, subject to the Enforceability Exceptions.
          (d) Assuming the regulatory consents and approvals referred to in Sections 3.3 and 4.3 are obtained and the filings referred to in Sections 3.3 and 4.3 are made, the execution, delivery and performance of the Ancillary Agreements by NICO and any such Affiliate will not (i) violate, result in a default, right to accelerate or loss of rights under, or result in the creation of any Encumbrance pursuant to any provision of any note, bond, mortgage, deed of trust, lease, license, agreement, indenture or other instrument or obligation to which NICO or any such Affiliate is a party or by which its properties or assets are bound, (ii) violate any provision of the corporate charter, by-laws, operating agreements, partnership agreements or similar organizational documents of NICO or any such Affiliate, or any effective resolution of the directors or stockholders of NICO or any such Affiliate, or (iii) violate in any material respect any Applicable Law.
     4.3 Consents and Approvals.
          Except as set forth on Schedule 4.3 of the NICO Disclosure Schedule, no consents or approvals of, or filing with, any Governmental Authority, is required to be made or obtained by NICO or any of its Affiliates in connection with the execution, delivery and performance of this Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby.
     4.4 Orders.
          Except as set forth in Schedule 4.4 of the NICO Disclosure Schedule, as of the date of this Agreement, there are no material outstanding Orders against or involving NICO by or before any Governmental Authority.
     4.5 Compliance with Applicable Law.
          Except as disclosed in Schedule 4.5 of the NICO Disclosure Schedule, since January 1, 2009, NICO has not been charged with nor, to the Knowledge of NICO, are now under investigation by a Governmental Authority with respect to, a material violation of any Applicable Law.
     4.6 Permits.
          (a) NICO and its Affiliates that are a party to an Ancillary Agreement hold (i) all Permits from all Governmental Authorities responsible for regulating insurance or reinsurance companies that are required for the performance of their respective obligations under this Agreement and each Ancillary Agreement to which it is a party, as applicable, and (ii) except as otherwise would not have a material adverse effect on the A&P Business, all other Permits from all Governmental Authorities other than those responsible for regulating insurance or reinsurance companies that are required for the performance of their respective obligations under this Agreement and each Ancillary Agreement to which it is a party, as applicable (collectively, the “NICO Permits”). All NICO Permits are valid and in full force and effect in accordance with their terms.
          (b) Since January 1, 2009, neither NICO nor any of its Affiliates that are a party to an Ancillary Agreement (i) have received any written notice or communication from any Governmental Authority regarding any actual, alleged, or potential material violation of, or failure to comply with, the terms or requirements of any NICO Permits and (ii) is the subject of any pending or, to the Knowledge of NICO, threatened action seeking the revocation, withdrawal, suspension, termination, cancellation, nonrenewal, modification or impairment of any NICO Permit.
     4.7 Financial Statements.
          NICO has previously delivered to the CNA Parties true and complete copies of the annual statutory statements of NICO as of and for the year ended December 31, 2009, and the quarterly statutory statements of NICO as of and for the fiscal quarter ended March 31, 2010 (collectively, the “NICO Financial Statements”). The NICO Financial Statements fairly present in all material respects the financial condition of NICO, as applicable, as of and for the periods ending on the dates thereof in accordance with SAP.
     4.8 Certain Proceedings.
          There is no pending action against NICO or its Affiliates in or with any Governmental Authority that challenges or may reasonably be expected to have the effect of preventing or making unlawful the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements. To NICO’s Knowledge, no such proceeding has been threatened.
     4.9 Ratings.
          Except as set forth in Schedule 4.9 of the NICO Disclosure Schedule, since January 1, 2010, NICO has not received any notice that its financial strength rating by A.M. Best Company, Inc. will be reduced below “A+” or that its rating by any other applicable rating agency will be adversely affected by the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.
     4.10 Brokers or Finders.
          Neither NICO nor any of its Affiliates has incurred any obligation or liability for brokerage or finders’ fees or agents’ commissions or other similar payments in connection with this Agreement or the Ancillary Agreements and the transactions contemplated hereby or thereby.
     4.11 Due Investigation.
          NICO and its Affiliates have such knowledge and experience in financial, business and insurance matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement and the Ancillary Agreements. NICO has conducted its own independent review and analysis of the A&P Business and acknowledges and agrees that the CNA Parties have provided NICO with access to the personnel, properties, premises and Books and Records relating to the A&P Business for this purpose. In entering into this Agreement, NICO has relied solely upon its own investigation and analysis, and NICO acknowledges and agrees in respect of the transactions contemplated under this Agreement and the Ancillary Agreements (a) that, except for the representations and warranties contained in Article III of this Agreement, none of the CNA Parties, their Affiliates or their respective Representatives makes or has made any representation or warranty, either express or implied, with respect to the A&P Business or as to the accuracy or completeness of any of the information (including any projections, estimates or other forward looking information) provided (including in any management presentations, information memorandum, ratings agency presentations, supplemental information or other materials or information with respect to any of the above) or otherwise made available to NICO, its Affiliates or their respective Representatives and (b) that subject to Article IX hereof, to the fullest extent permitted by Applicable Law, the CNA Parties, their Affiliates and their respective Representatives shall not have any liability whatsoever to NICO, its Affiliates or their respective Representatives on any basis (including in contract or tort or otherwise) based upon any such information provided or made available, or statements made (or any omissions therefrom), in each case prior to the Closing, to NICO, its Affiliates or their respective Representatives, except as and only to the extent expressly set forth herein with respect to the express representations and warranties contained in Article III of this Agreement. For the avoidance of doubt, nothing in this Section 4.11 is intended to alter or impact any express contractual right, agreement or remedy provided for in the Ancillary Agreements.
     4.12 No Other Representations or Warranties.
          Notwithstanding anything contained in this Agreement or any Ancillary Agreements to the contrary, (a) neither NICO nor any Person on behalf of NICO is making any representations or warranties whatsoever, express or implied, beyond those expressly made by NICO in Article IV hereof, and (b) the CNA Parties and their Affiliates have not been induced by, or relied upon, any representations, warranties or statements (written or oral), whether express or implied, made by any Person, that are not expressly set forth in this Article IV.
ARTICLE V
ADDITIONAL AGREEMENTS OF THE CNA PARTIES AND NICO
     5.1 Conduct of Business.
          Except as (a) consented to in writing by NICO (which consent shall not be unreasonably withheld, delayed or conditioned), (b) contemplated in this Agreement or the Ancillary Agreements or (c) required by any Order or Applicable Law, during the period from the date hereof through the earlier of the Closing Date or the termination of this Agreement, the CNA Parties with respect to the A&P Business:
               (i) shall not commute any Third Party Reinsurance Agreement providing reinsurance coverage for the Business Covered;

               (ii) shall not commute any reinsurance contract included within the Business Covered under which a CNA Party or a CNA Insurer assumed the liabilities of another insurer for a sum in excess of five million dollars ($5,000,000) (net of any Third Party Reinsurance Recoverables or Other Recoveries that are reasonably expected by the CNA Parties to be collectible);
               (iii) shall not settle any claim on the Business Covered for an amount in excess of five million dollars ($5,000,000) (net of any Third Party Reinsurance Recoverables or Other Recoveries that are reasonably expected by the CNA Parties to be collectible);
               (iv) shall not compromise any claim for an amount in excess of five million dollars ($5,000,000) on any Third Party Reinsurance Recoverables or Other Recoveries inuring to the benefit of NICO;
               (v) shall conduct the A&P Business in the ordinary course consistent with past practice;
               (vi) shall use its commercially reasonable efforts to preserve the A&P Business intact and maintain its existing relations and goodwill with customers, suppliers, reinsurers, retrocessionaires, agents, brokers and distributors;
               (vii) shall not make any admission of liability, agreement or compromise with any Person in relation to any threatened or pending litigation or arbitration proceeding involving an amount in excess of five million dollars ($5,000,000) (net of any Third Party Reinsurance Recoverables or Other Recoveries that are reasonably expected by the CNA Parties to be collectible);
               (viii) shall not (A) adopt a plan of complete or partial liquidation, dissolution or rehabilitation, (B) undertake any changes to the domicile of CCC or CIC to a jurisdiction outside of the United States or (C) adopt a plan of merger, consolidation, restructuring, recapitalization, redomestication or other reorganization or voluntarily undertake any other changes in the corporate structure of the CNA Parties, other than in connection with capital raising activities (including in connection with equity or debt offerings or lending or other credit facilities), that in any manner adversely affects in any material respect the A&P Business;
               (ix) shall keep the Books and Records accurate in all material respects;

               (x) shall ensure that the A&P Business complies in all material respects with all Applicable Law, including by making all filings in relation to the A&P Business with applicable insurance regulatory authorities in a timely manner; and
               (xi) shall not authorize or enter into an agreement or arrangement of any kind to do any of the foregoing.
     5.2 Expenses.
          Regardless of whether any or all of the transactions contemplated by this Agreement and the Ancillary Agreements are consummated, and except as otherwise expressly provided herein, NICO and the CNA Parties shall each bear their respective direct and indirect fees, costs and expenses incurred in connection with the negotiation and preparation of this Agreement, the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby, including all fees and expenses of its Representatives.
     5.3 Access; Certain Communications.
          Between the date of this Agreement and the Closing Date, the CNA Parties shall afford to NICO and its Representatives reasonable access, upon reasonable advance notice and during normal business hours, to contracts, documents and information relating to the assets, liabilities, business, operations and other aspects of the A&P Business; provided, however, that the CNA Parties shall not be obligated to provide such access or information if the CNA Parties determine, in their reasonable judgment, that doing so would violate Applicable Law or a contract, agreement or obligation of confidentiality owing to a third-party or jeopardize the protection of an attorney-client privilege. Between the date of this Agreement and the Closing Date, the CNA Parties shall cause its respective Representatives to cooperate in good faith with NICO and its Representatives in connection with all such access. Without limiting any of the terms thereof, the terms of Section 5.11 shall govern NICO’s, its Affiliates’ and their Representatives’ obligations with respect to all Confidential Information with respect to the A&P Business and the CNA Parties and their Affiliates and other related Persons, which has been provided or made available to them at any time, including during the period between the date of this Agreement and the Closing Date.
     5.4 Reasonable Best Efforts; Third Party Consents.
          (a) Upon the terms and subject to the conditions set forth in this Agreement, between the date of this Agreement and the Closing Date, the CNA Parties and NICO shall each use their reasonable best efforts to promptly (i) take, or to cause to be taken, all reasonable actions, and to do, or to cause to be done, and to provide reasonable assistance and cooperation to the other party in doing all things reasonably necessary, proper or advisable under Applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement (including satisfying all Closing conditions) and the Ancillary Agreements, in each case as applicable to such Party; and (ii) obtain from any Governmental Authority any actions, non-actions, clearances, waivers, consents, approvals, Permits or Orders required to be obtained by such Party, or any of their respective Affiliates in connection with the authorization, execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, including as set forth on Schedule 3.3 of the CNA Disclosure Schedule and Schedule 4.3 of the NICO Disclosure Schedule.
          (b) Between the date of this Agreement and the Closing Date, the CNA Parties and NICO shall provide each other with a reasonable opportunity to review and comment upon submissions made to any Governmental Authority (other than a Tax Authority) in connection with the consents and approvals set forth on Schedule 3.3 of the CNA Disclosure Schedule and Schedule 4.3 of the NICO Disclosure Schedule, respectively, and shall keep one another reasonably informed of developments relating to their efforts to obtain such consents and approvals.
          (c) Once all of the closing conditions set forth in Articles VI and VII have been satisfied, no Party to this Agreement shall consent to any voluntary delay of the Closing at the behest of any Governmental Authority without the consent of the other Party to this Agreement, which consent shall not be unreasonably withheld, delayed or conditioned.
          (d) Within thirty (30) days following the date of this Agreement, NICO shall provide a list of those consents, approvals and agreements of any third Person other than a Governmental Authority set forth on Schedule 5.4(d) attached hereto that NICO desires to be obtained in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements (the “Requested Third Party Consents”). Except as otherwise agreed by the Parties, the CNA Parties and NICO shall cooperate and use commercially reasonable efforts to obtain such Requested Third Party Consents. To the extent that any such Requested Third Party Consents shall not have been obtained prior to the Closing, the Parties shall continue to use commercially reasonable efforts to obtain such Requested Third Party Consents as promptly as reasonably practicable after the Closing. Pending receipt of any such Requested Third Party Consents, the Parties shall cooperate with each other to effect mutually agreeable, reasonable and lawful arrangements designed to provide the respective Parties with substantially similar rights and benefits that would have accrued to the respective Parties had such Requested Third Party Consents been obtained. The Parties agree that any costs and expenses payable to third parties in connection with the procurement of any Requested Third Party Consents (whether such costs and expenses are incurred prior to the Closing or after the Closing pursuant to this Section 5.4(d)) shall be borne by NICO. Notwithstanding anything to the contrary in this Agreement or the Ancillary Agreements, NICO acknowledges and agrees that the CNA Parties shall not be obligated under this Agreement or any Ancillary Agreement to obtain any consent, approval or agreement of any third Person that is set forth on Schedule 5.4(d) and that is not identified as a Requested Third Party Consent.
          (e) Notwithstanding anything herein to the contrary, between the date of this Agreement and the Closing Date, neither the CNA Parties nor NICO shall be obligated to take or refrain from taking or to agree to it, or its Affiliates taking or refraining from any action or to suffer to exist any condition, limitation, restriction or requirement which would, individually or together with all other such actions, conditions, limitations, restrictions or requirements, reasonably be expected to materially and adversely effect the benefits, taken as a whole, which such Party could otherwise reasonably expect to derive from the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements had such Party not been obligated to take or refrain from or to agree to the taking or refraining from such action or suffer to exist such condition, limitation, restriction or requirement, excluding the effects of any such condition, limitation, restriction or requirement that (i) is customary for applicable Governmental Authorities to impose in transactions of the type contemplated by this Agreement or the Ancillary Agreements, or (ii) is otherwise agreed to by the Parties in terms of an amendment or change to any of the Ancillary Agreements (a “Burdensome Condition”).
     5.5 Further Assurances.
          Subject to the terms and conditions of this Agreement and the Ancillary Agreements, each such Party shall, at or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated hereby and by the Ancillary Agreements as applicable to such Party, including the execution and delivery of any documents, certificates, instruments or other papers and the taking of any other actions that are reasonably necessary for the consummation of the transactions contemplated hereby and by the Ancillary Agreements.
     5.6 Notification of Certain Matters.
          Prior to Closing, each Party shall give prompt notice to the other Party of (a) any adverse event, change or circumstance that (i) would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Party or its Affiliates to consummate the transactions contemplated by this Agreement and the Ancillary Agreements, or (ii) would reasonably be expected to cause any condition set forth in Articles VI and VII to be unsatisfied in any material respect at any time prior to the Closing Date, (b) any litigation or administrative proceeding pending or, to its Knowledge, threatened in writing which challenges or seeks to restrain or enjoin the consummation of the transactions contemplated hereby and by the Ancillary Agreements, (c) any downgrade in the financial strength ratings by any applicable rating agency of a Party or any of their respective Affiliates that will be a Party to an Ancillary Agreement, and (d) a change in the current jurisdiction of domicile of such Party; provided, however, in each case, the delivery of any notice pursuant to this Section 5.6 shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.
     5.7 Transfer and Maintenance of Books and Records.
          Through the Closing Date, the CNA Parties shall maintain the Books and Records in all material respects in the same manner and with the same care that the Books and Records have been maintained prior to the execution of this Agreement. Following the Closing, the

Parties shall maintain the Books and Records consistent with the requirements set forth in the Administrative Services Agreement. During the period between the date hereof and the Closing Date, the Parties shall in good faith agree upon a protocol to (a) transfer to NICO the Books and Records following the Closing and/or (b) provide NICO with reasonable access to the Books and Records during normal business hours following the Closing, as may be provided for under the Administrative Services Agreement.
     5.8 Cooperation after Closing.
          After the Closing, the CNA Parties and NICO shall cooperate with each other by furnishing any additional information and executing and delivering any additional documents as may be reasonably requested by the other to further perfect or evidence the consummation of any transaction contemplated by this Agreement or the Ancillary Agreements; provided, however, that any such additional documents must be reasonably satisfactory to each of the Parties and not impose upon either Party any liability, risk, obligation, loss, or material cost or expense not contemplated by this Agreement or the Ancillary Agreements.
     5.9 Regulatory Compliance.
          NICO shall ensure that it and each of its Affiliates that will be a subcontractor under an Ancillary Agreement holds any (i) Permits from Governmental Authorities responsible for regulating insurance or reinsurance companies required for them to perform their respective obligations under each Ancillary Agreement to which it is a party or a subcontractor in compliance with Applicable Law and (ii) except as otherwise would not have a material adverse effect on the A&P Business, other Permits from Governmental Authorities other than those responsible for regulating insurance or reinsurance companies required for them to perform their respective obligations under each Ancillary Agreement to which it is a party or a subcontractor in compliance in all material respects with Applicable Law.
     5.10 Exclusions from the Representations and Warranties of CNA Parties.
          Notwithstanding anything to the contrary in this Agreement, the Ancillary Agreements, the exhibits or the schedules hereto, NICO acknowledges and agrees that the CNA Parties and their Affiliates make no representations or warranties with respect to, and nothing contained in this Agreement, the Ancillary Agreements or in any other agreement, document or instrument to be delivered in connection herewith is intended or shall be construed to be a representation or warranty, express or implied, of the CNA Parties or any of their Affiliates or of the A&P Business, for any purposes of this Agreement (including Article IX), the Ancillary Agreements or any other agreement, document or instrument to be delivered in connection herewith, in respect of (a) the adequacy or sufficiency of Reserves, (b) the effect of the adequacy or sufficiency of Reserves on any line item, asset, liability or equity amount on any financial or other document, or (c) whether or not Reserves were determined in accordance with any actuarial, statutory, regulatory or other standard. Furthermore, NICO acknowledges, understands and agrees that no fact, condition, development or issue relating to the adequacy or sufficiency of

Reserves may be used, directly or indirectly, to demonstrate or support the breach or violation of any representation, warranty, covenant or agreement of or by the CNA Parties contained in this Agreement, or any other agreement, document or instrument to be delivered in connection herewith.
     5.11 Confidentiality.
          (a) The CNA Parties and NICO (each, the “Receiving Party”) hereby covenant and agree, each on behalf of itself and on behalf of its Affiliates, that from and after the date hereof, the Receiving Party and its Affiliates will not disclose, give, sell, use or otherwise divulge any Confidential Information (defined below) of the other Party (the “Disclosing Party”) or permit their respective Representatives to do the same, except that each Receiving Party may disclose such Confidential Information or portions thereof (i) if legally compelled to do so or as required in connection with an examination by an insurance regulatory authority, (ii) to the extent necessary for the performance of such Receiving Party’s obligations under this Agreement or the Ancillary Agreements, (iii) the enforcement of the rights of such Receiving Party and its Affiliates under this Agreement or the Ancillary Agreements, (iv) to those of such Receiving Party’s Affiliates, and to their respective Representatives in each case who need to know such information for the foregoing purposes, (v) as required under any Applicable Law, (vi) as required to a Tax Authority to support a position taken on any Tax Return, or (vii) or as required by the rules of any stock exchange on which the stock of a Receiving Party’s Affiliate is traded. If the Receiving Party or its Affiliates, or any of their respective Representatives become legally compelled to disclose any Confidential Information (other than as required in connection with an examination by an insurance regulatory authority or as required to a Tax Authority to support a position taken on any Tax Return), the Receiving Party shall provide Disclosing Party with prompt written notice of such requirement so that the Disclosing Party may seek a protective order or other remedy or waive compliance with this Section 5.11. In the event that such protective order or other remedy is not obtained, or Disclosing Party waives compliance with this Section 5.11, the Receiving Party or its Affiliates, as applicable, shall furnish only that portion of Confidential Information which is legally required to be provided and exercise its commercially reasonable efforts to obtain assurances that appropriate confidential treatment will be accorded to the Confidential Information.
          (b) The Receiving Party, on behalf of itself and on behalf of its Affiliates and their respective Representatives acknowledges that a breach of its obligations under this Section 5.11 may result in irreparable injury to the Disclosing Party. In the event of the breach by Receiving Party or any of its Affiliates or their respective Representatives of any of the terms and conditions of this Section 5.11 to be performed, the Disclosing Party shall be entitled to the remedies provided in Section 13.11.
          (c) For the purposes of this Agreement, “Confidential Information” means all confidential information (irrespective of the form of such information) of any kind, including any analyses, compilations, data, studies, notes, translations, memoranda or other documents, concerning the Disclosing Party or any of its Affiliates obtained directly or indirectly from the

Disclosing Party or any of its Affiliates, or Representatives in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, including any information regarding the A&P Business, except information (i) which at the time of the disclosure or thereafter is ascertainable or available to the public (other than as a result of a disclosure directly or indirectly by the Receiving Party or any of its Affiliates, or Representatives), (ii) is or becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or any of its Affiliates, or Representatives, provided that, to the knowledge of such Receiving Party, such source was not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation owed to another Person, (iii) the Receiving Party can establish is already in its possession or the possession of any of its Affiliates, or Representatives (other than information furnished by or on behalf of the Disclosing Party), or (iv) which is independently developed by the Receiving Party or its Affiliates without the use or benefit of any information that would otherwise be Confidential Information.
     5.12 LPT Reinsurance Agreement.
          At the Closing, the CNA Parties and NICO shall execute and deliver to each other the LPT Reinsurance Agreement which shall be effective as of the Inception Date, pursuant to which the CNA Parties will cede to NICO, and NICO will assume, the Reinsured Liabilities and the CNA Parties shall pay to NICO the Reinsurance Premium and transfer the Pre-Inception Date Receivables, as further described in Section 2.2.
     5.13 Administrative Services Agreement.
          At the Closing, the CNA Parties and NICO shall execute and deliver to each other the Administrative Services Agreement which shall be effective as of the Closing Date, pursuant to which the CNA Parties and the CNA Insurers appoint NICO and/or its duly appointed Affiliate(s) to perform all administrative services with respect to the Reinsured Contracts and Third Party Reinsurance Agreements as respects the Business Covered until the date of termination of the LPT Reinsurance Agreement (or the date of termination of the Administrative Services Agreement, if earlier) and NICO agrees to perform such services on behalf of the CNA Parties as provided in the Administrative Services Agreement.
     5.14 Collateral Trust Agreement.
          At the Closing, the CNA Parties and NICO shall (a) execute and deliver to each other the Collateral Trust Agreement which shall be effective as of the Closing Date, and (b) arrange for the Trustee to execute and deliver the Collateral Trust Agreement. On the Closing Date, and pursuant to the Collateral Trust Agreement and the LPT Reinsurance Agreement, (x) the CNA Parties will hereby transfer and assign to the Collateral Trust Account, on behalf of NICO, assets consisting of the aggregate amount of the Reinsurance Premium, together with interest accrued from the Inception Date at the Applicable Interest Rate and (y) NICO shall transfer and assign to the Collateral Trust Account, assets consisting of cash in the aggregate amount of two hundred million dollars ($200,000,000).

     5.15 Security Agreement.
          At the Closing, CCC, as agent for the CNA Parties and NICO shall (a) execute and deliver to each other the Security Agreement which shall be effective as of the Closing Date, and (b) arrange for the Trustee, as securities intermediary, to execute and deliver the Security Agreement. Pursuant to the Security Agreement, NICO will grant to CCC as agent for the benefit of the CNA Parties, a security interest in and continuing lien on all of NICO’s right, title and interest in the Collateral Trust Account or any replacement or successor thereof or substitution therefor, all security entitlements carried therein and proceeds of the foregoing.
     5.16 Transition Services Agreement.
          (a) During the period between the date hereof and the Closing Date, the Parties shall negotiate in good faith a transition services agreement (the “Transition Services Agreement”), which shall substantially conform to the terms and conditions set forth in the Transition Services Agreement Term Sheet. At the Closing, CCC and NICO shall execute and deliver to each other the Transition Services Agreement which shall be effective as of the Closing Date, pursuant to which CCC and NICO will provide to the other certain services relating to the administration of the Business Covered on a transitional basis.
          (b) In order to enable the CNA Parties to provide certain services pursuant to the Transition Services Agreement, the CNA Parties and NICO shall cooperate between the date hereof and Closing to design, develop and implement as of Closing certain system security and connectivity software, hardware, processes and other segregation tools (including, but not limited to, firewalls and physical walls) as are necessary to comply with Applicable Law and the relevant policies of the CNA Parties and NICO (the “Segregation Plan”). The final version of the Segregation Plan designed and developed by the Parties pursuant to this Section 5.16(b) shall be memorialized in a writing signed by all Parties prior to implementation. All costs and expenses incurred by NICO in connection with implementing the Segregation Plan agreed by the Parties shall be borne by NICO. All reasonable costs and expenses incurred by the CNA Parties in connection with implementing the Segregation Plan agreed by the Parties shall be calculated on a time and materials basis and shall be borne by NICO in accordance with a budget to be developed by the CNA Parties and approved by NICO (which approval shall not be unreasonably withheld, conditioned, delayed or denied) prior to any implementation of the Segregation Plan.
     5.17 Third Party Reinsurance Allocation Agreement.
          At the Closing, the CNA Parties and NICO shall execute and deliver to each other the Third Party Reinsurance Allocation Agreement which shall be effective as of the Closing Date, pursuant to which the CNA Parties and NICO will allocate between the Parties, the Third Party Reinsurance Recoverables in accordance with whether such recoverables are allocable to A&P Claims reinsured by NICO or that are allocable to Non-A&P Claims that are not ceded to NICO.

     5.18 Retrospective Premium Allocation Agreement.
          At the Closing, the CNA Parties and NICO shall execute and deliver to each other the Retrospective Premium Allocation Agreement which shall be effective as of the Closing Date.
     5.19 Parental Guarantee Agreement.
          At the Closing, the CNA Parties and Berkshire shall execute and deliver to each other the Parental Guarantee Agreement which shall be effective as of the Closing Date. Pursuant to the Parental Guarantee Agreement, Berkshire will (a) guarantee to the CNA Parties the payment or performance of certain obligations of NICO under the Ancillary Agreements and (b) grant to CCC as agent for the benefit of the CNA Parties, a security interest in and continuing lien on all of Berkshire’s right, title and interest in the Collateral Trust Account or any replacement or successor thereof or substitution therefor, all security entitlements carried therein and proceeds of the foregoing.
     5.20 Corporate Changes after Closing.
          From and after the Closing and until the expiration or termination this Agreement and all of the Ancillary Agreements, neither Party shall voluntarily undertake any material change in their corporate structure or domicile which would have a substantially adverse impact upon the other Party, without the prior written consent of such Party, which consent shall not be unreasonably withheld, conditioned, delayed or denied.
     5.21 Waiver of Duty of Utmost Good Faith.
          Each Party absolutely and irrevocably waives resort to the duty of “utmost good faith” or any similar principle in connection with the negotiation and/or execution of this Agreement and the Ancillary Agreements. Notwithstanding anything in this Agreement or the Ancillary Agreements to the contrary, each Party agrees that it does not waive the duty of “utmost good faith” or any similar principle relating to the conduct of the Parties after the Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT TO THE OBLIGATION
OF NICO TO CLOSE
          NICO’s obligation to consummate the transactions contemplated by this Agreement and the Ancillary Agreements is subject to the satisfaction (or waiver, if permissible under Applicable Law) on or prior to the Closing Date of the following conditions.

     6.1 Representations, Warranties and Covenants.
          (a) The representations and warranties of the CNA Parties contained in this Agreement shall be true and correct in all material respects on the date of this Agreement (except to the extent that any such representations and warranties are given as of a particular date and relate solely to a particular date or period, which shall be true and correct as of such date or period).
          (b) The CNA Parties shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the CNA Parties at or prior to the Closing.
          (c) NICO shall have received a certificate from each of the CNA Parties to the effect set forth in Sections 6.1(a) and (b).
     6.2 Ancillary Agreements.
          The Ancillary Agreements shall have been duly executed and delivered by the CNA Parties and the Trustee, as applicable, and such agreements shall be in full force and effect with respect to the CNA Parties on the Closing Date.
     6.3 Secretary’s Certificates.
          The CNA Parties shall have delivered to NICO a certificate of the secretary or assistant secretary of each of the CNA Parties and their applicable Affiliates, dated as of the Closing Date, as to the resolutions of the board of directors of each of the CNA Parties and their applicable Affiliates authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party, as to the status and signature of each of their respective officers who executed and delivered this Agreement and such Ancillary Agreements.
     6.4 Governmental Approvals and Consents.
          All filings required to be made prior to the Closing with, and all regulatory consents and approvals required to be obtained prior to the Closing from, any Governmental Authority, listed on Schedule 3.3 of the CNA Disclosure Schedule and Schedule 4.3 of the NICO Disclosure Schedule, in connection with the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby shall have been made or obtained.

     6.5 Injunction and Litigation.
          No Order issued by any court or other Governmental Authority of competent jurisdiction with valid enforcement authority restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements shall be in effect.
     6.6 Frustration of Closing Conditions.
          NICO may not rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by NICO’s failure to use its reasonable best efforts to consummate the transactions contemplated by this Agreement and the Ancillary Agreements as required by and subject to Section 5.4.
ARTICLE VII
CONDITIONS PRECEDENT TO THE OBLIGATION
OF THE CNA PARTIES TO CLOSE
          The CNA Parties’ obligation to consummate the transactions contemplated by this Agreement and the Ancillary Agreements is subject to the satisfaction (or waiver, if permissible under Applicable Law) on or prior to the Closing Date of the following conditions.
     7.1 Representations, Warranties and Covenants.
          (a) The representations and warranties of NICO contained in this Agreement shall be true and correct in all material respects on the date of this Agreement (except to the extent that any such representations and warranties are given as of a particular date and relate solely to a particular date or period, which shall be true and correct as of such date or period).
          (b) NICO shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by NICO at or prior to the Closing.
          (c) The CNA Parties shall have received a certificate from NICO to the effect set forth in Sections 7.1(a) and (b).

     7.2 Ancillary Agreements.
          The Ancillary Agreements shall have been duly executed and delivered by NICO, or its Affiliates and the Trustee, as applicable, and such agreements shall be in full force and effect with respect to NICO or such Affiliate on the Closing Date.
     7.3 Secretary’s Certificates.
          (a) NICO shall have delivered to the CNA Parties a certificate of the secretary or assistant secretary of NICO, dated as of the Closing Date, as to the resolution of the board of directors of NICO authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party, as to the status and signature of each of its respective officers who executed and delivered this Agreement and the Ancillary Agreements.
          (b) Berkshire shall have delivered to the CNA Parties a certificate of the secretary or assistant secretary of Berkshire, dated as of the Closing Date, as to (i) the resolution of the board of directors of Berkshire authorizing the execution, delivery and performance of guarantees by Berkshire and certifying that such resolution are still in full force and effect and (ii) the authority, status and signature of its officer who executed and delivered this Agreement and the Ancillary Agreements to which it is a party.
     7.4 Governmental Approvals and Consents.
          All filings required to be made prior to the Closing with, and all regulatory consents and approvals required to be obtained prior to the Closing from, any Governmental Authority, listed on Schedule 3.3 of the CNA Disclosure Schedule and Schedule 4.3 of the NICO Disclosure Schedule, in connection with the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby shall have been made or obtained.
     7.5 Injunction and Litigation.
          No Order issued by any court or other Governmental Authority of competent jurisdiction with valid enforcement authority restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements shall be in effect.
     7.6 Rating of NICO.
          NICO’s financial strength rating by A.M. Best Company, Inc. has not been reduced below “A+”.

     7.7 Frustration of Closing Conditions.
          The CNA Parties may not rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by the CNA Parties’ failure to use their reasonable best efforts to consummate the transactions contemplated by this Agreement and the Ancillary Agreements as required by and subject to Section 5.4.
ARTICLE VIII
TERMINATION
     8.1 Termination of Agreement.
          This Agreement may be terminated at any time prior to the Closing:
          (a) By mutual written consent of the CNA Parties and NICO.
          (b) By the CNA Parties in writing if NICO shall fail to perform in any material respect its agreements contained herein required to be performed by it prior to the date of such termination, or materially breach any of its representations or warranties contained herein, in each case so as to cause a condition to Closing set forth in Section 7.1 to be incapable of satisfaction, which failure or breach is not cured within twenty (20) Business Days after CNA Parties have notified NICO in writing of its intent to terminate this Agreement pursuant to this Section 8.1(b).
          (c) By NICO in writing if the CNA Parties shall fail to perform in any material respect their agreements contained herein required to be performed by them prior to the date of such termination, or materially breach any of their representations or warranties contained herein, in each case so as to cause a condition to Closing set forth in Section 6.1 to be incapable of satisfaction, which failure or breach is not cured within twenty (20) Business Days after NICO has notified the CNA Parties in writing of its intent to terminate this Agreement pursuant to this Section 8.1(c).
          (d) By either the CNA Parties or NICO if the Closing has not occurred on or before July 1, 2011 (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to a Party if the failure of the transactions contemplated by this Agreement and the Ancillary Agreements to be consummated on or before the End Date was primarily due to the failure of such Party to perform any of its obligations under this Agreement.

          (e) By either the CNA Parties or NICO in the event of the issuance of a final nonappealable Order restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and the Ancillary Agreements; provided, however, that the right to terminate this Agreement under this Section 8.1(e) shall not be available to a Party if the issuance of such final, nonappealable Order was primarily due to the failure of such Party to perform any of its obligations under this Agreement.
          (f) By the CNA Parties in the event that A.M. Best Company, Inc. has reduced its rating of NICO such as would cause the condition set forth in Section 7.6 to fail to be satisfied, and such reduction has not publicly been reversed within ten (10) calendar days such that the condition in Section 7.6 would then be satisfied.
     8.2 Effect of Termination.
          In the event of termination of this Agreement pursuant to Section 8.1 hereof, written notice of termination shall be given pursuant to the notice provisions herein, and this Agreement shall forthwith become null and void and there shall be no liability by any Party hereto, except (a) that the provisions of Article X and Sections 5.2, 8.2, 13.1, 13.2, 13.4, 13.5, 13.6, 13.7, 13.8, 13.9, 13.10, 13.11, 13.12, 13.13, 13.14 and 13.15 shall remain in full force and effect, (b) any confidentiality obligations of the Parties (arising under this Agreement or under any other confidentiality agreement entered into by the CNA Parties and NICO) shall survive the termination of this Agreement, and (c) with respect to any liabilities or damages incurred or suffered by a Party to the extent such liabilities or damages were the result of fraud or the willful and material breach by another Party of any of its representations, warranties, covenants or other agreements set forth in this Agreement. For purposes of this Agreement, “willful and material breach” shall mean a material breach that is a consequence of an act undertaken by or at the direction of the breaching Party with the knowledge (actual or constructive) that the taking of such act would, or would be reasonably expected to, cause a breach of this Agreement. For the avoidance of doubt, any reduction in the financial strength rating of NICO shall not be construed under this Agreement as a “willful and material breach” of any of NICO’s representations, warranties, covenants or other agreements set forth in this Agreement except to the extent that the underlying reasons for any such reduction would itself form the basis for a breach of any of NICO’s representations, warranties, covenants or other agreements set forth in this Agreement.
ARTICLE IX
INDEMNIFICATION
     9.1 CNA Parties’ Indemnification Obligations.
          Subject to the limitations set forth in this Article IX, from and after the Closing, the CNA Parties shall jointly and severally indemnify, reimburse, defend and hold harmless NICO, each of its Affiliates and each of their respective directors, officers, employees and agents

(“NICO Indemnitees”) harmless from and against any Loss resulting from, based upon, arising out of or otherwise relating to:
          (a) any breach or inaccuracy of any representation or warranty made by the CNA Parties contained in Article III of this Agreement or from any misrepresentation in any certificate delivered to NICO by the CNA Parties pursuant to Section 6.1(c);
          (b) any breach of or failure to perform any covenant or agreement of the CNA Parties contained in this Agreement to be performed after the Closing; and
          (c) any successful enforcement of the obligations contained in this Section 9.1 against the CNA Parties.
     9.2 NICO’s Indemnification Obligations.
          Subject to the limitations set forth in this Article IX, and without duplication under the Ancillary Agreements, from and after the Closing, NICO shall indemnify, reimburse, defend and hold harmless the CNA Parties, each of their Affiliates and their respective directors, officers, employees and agents (“CNA Indemnitees”) harmless from and against any Loss resulting from, based upon, arising out of or otherwise relating to:
          (a) any breach or inaccuracy of any representation or warranty made by NICO contained in Article IV of this Agreement or from any misrepresentation in any certificate delivered to the CNA Parties by NICO pursuant to Section 7.1(c);
          (b) any breach of or failure to perform any covenant or agreement of NICO contained in this Agreement to be performed after the Closing; and
          (c) any successful enforcement of the obligations contained in this Section 9.2 against NICO.
     9.3 Indemnification Procedures.
          (a) In the event that either a NICO Indemnitee or a CNA Indemnitee desires to assert a demand, claim or circumstance that, immediately or with the lapse of time, could give rise to a claim (“Claim”) for indemnification hereunder (other than a Third Party Claim pursuant to Section 9.3(b)), such Party seeking indemnification (the “Indemnified Party”) shall, as promptly as is reasonably practicable after becoming aware of the claim and entitlement to assert indemnification therefor, deliver written notice (such notice or the notice described in Section 9.3(b), a “Claims Notice”) to the Party from whom indemnification is sought (the “Indemnifying Party”); provided, however, that a failure to give such notice shall not affect the

Indemnified Party’s right to indemnification hereunder except to the extent that the Indemnifying Party is actually prejudiced thereby (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to provide such notice). The Claims Notice shall describe the Claim in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss, and method of computation thereof, that has been or may be suffered by the Indemnified Party and the provisions of this Agreement in respect of which such right of indemnification is sought or arises.
          (b) Promptly after receipt from any third party by an Indemnified Party of a notice of any demand, claim or circumstance that, immediately or with the lapse of time, could give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (a “Third Party Claim”) that may result in a Loss for which indemnification may be sought hereunder, the Indemnified Party shall deliver a Claims Notice to the Indemnifying Party; provided, however, that a failure to give such notice shall not affect the Indemnified Party’s right to indemnification hereunder except to the extent that the Indemnifying Party is actually prejudiced thereby. The Claims Notice shall describe the Third Party Claim in reasonable detail (including the identity of the third party), and shall indicate, to the extent known, the amount (estimated, if necessary) of the Loss, and method of computation thereof, and the provisions of this Agreement in respect of which such right of indemnification is sought or arises. The Indemnified Party shall deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating to such Third Party Claim.
          (c) The Indemnifying Party shall be entitled to settle or assume and control the defense of any Third Party Claim at its own expense and by its own counsel. If the Indemnifying Party elects to settle or defend such Third Party Claim, it shall, within forty-five (45) calendar days following its receipt of the Claims Notice notify the Indemnified Party of its intent to do so, and the Indemnified Party shall cooperate, at the expense of the Indemnifying Party, in the settlement of, or defense against, such Third Party Claim, including, if appropriate and related to the Third Party Claim in question, in making any reasonable counterclaim against such third party, or any cross complaint against any Person (other than the Indemnified Party or its Affiliates). Should the Indemnifying Party so elect to assume the defense of a Third-Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereto. The Indemnified Party shall have the right to employ separate counsel in defense of such Third Party Claim and participate in such defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party. If the Indemnifying Party elects not to settle or defend the Third Party Claim, fails to notify the Indemnified Party of its election as herein provided or contests its obligation to provide indemnification under this Agreement, the Indemnified Party may pay, settle or defend such Third Party Claim. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnified Party may settle any Third Party Claim without the consent of the other Party; provided, that such consent to settlement shall not be unreasonably withheld, conditioned or delayed; further provided, the Indemnifying Party may, without the Indemnified Party’s prior written consent, settle any Third Party Claim or consent to entry of any judgment with respect to any Third Party Claim which requires solely money damages paid by the Indemnifying Party (without any right of reimbursement or other recourse to the Indemnified Party), and which includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect of such Third Party Claim. If the Indemnifying Party chooses to defend any Third Party Claim, the Indemnified Party shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary, appropriate or useful for such defense.
     9.4 Limitations on Indemnification Obligations.
          (a) Required payments by an Indemnifying Party pursuant to this Article IX shall be limited to the amount of any Loss remaining after deducting therefrom (i) any insurance or reinsurance proceeds recoverable by the Indemnified Party on account of the Loss (other than with respect to any insurance or reinsurance coverage provided by an Affiliate of the Indemnified Party), (ii) any Tax benefit by the Indemnified Party in respect of such Loss determined at the highest marginal Tax rate, and (iii) any indemnity, contribution, or other similar payment recoverable by any Indemnified Party from any third party, in each case with respect to such Loss. The Indemnified Party shall use commercially reasonable efforts to collect all such proceeds, indemnity, contribution or other similar payments.
          (b) Except for the representations and warranties contained in Sections 3.1, 3.2(a), 3.2(c), 3.9, 3.10, 3.11, 4.1, 4.2(a), 4.2(c), 4.10, 4.11, and 4.12, all representations and warranties made by the CNA Parties and NICO in Articles III and IV of this Agreement or in any certificate delivered by the applicable Party pursuant to Sections 6.1(c) or 7.1(c) shall survive the Closing for the period of one (1) year after the Closing Date, whereupon they shall expire, and all claims for inaccuracy or breach of such representations and warranties will be deemed waived unless notice of the inaccuracy or breach thereof shall have been given to the breaching Party prior to the expiration of such one (1) year period, in which event such representation or warranty shall survive to the extent of the claim referred to in the notice until such claim has been resolved. The representations and warranties contained in Sections 3.1, 3.2(a), 3.2(c), 3.9, 3.10, 3.11, 4.1, 4.2(a), 4.2(c), 4.10, 4.11 and 4.12 shall continue in perpetuity. All covenants and agreements contained in this Agreement made by the Parties that contemplate performance following the Closing shall survive the Closing. All other covenants and agreements made by the Parties contained in this Agreement shall not survive the Closing and shall terminate as of the Closing.
          (c) The CNA Parties shall have no obligation to indemnify the NICO Indemnitees under Section 9.1(a) for breaches or inaccuracies of any representation or warranty made by the CNA Parties under Article III until Losses arising from such breaches or inaccuracies that would otherwise be indemnifiable hereunder incurred by such NICO Indemnitees exceed ten million dollars ($10,000,000) in the aggregate (the “Indemnity Threshold”), and thereafter, the CNA Parties shall be responsible only for the excess over the Indemnity Threshold; provided, however, that in no event shall the aggregate of all indemnifiable claims paid by the CNA Parties to the NICO Indemnitees under Section 9.1(a) exceed one hundred million dollars ($100,000,000) in the aggregate (the “Indemnity Cap”). For any individual items under Section 9.1(a) where the Loss relating thereto is less than twenty-five thousand dollars ($25,000) (the “De Minimis Amount”), the Losses related to any such items shall be disregarded for purposes of the Indemnity Threshold. The limitations on amounts set forth in this Section 9.4(c) shall not apply to limit recovery by the NICO Indemnitees for indemnification with respect to breaches or inaccuracies of Section 3.9 or for indemnification under Section 9.1(b) or 9.1(c).
          (d) NICO shall have no obligation to indemnify the CNA Indemnitees under Section 9.2(a) for breaches or inaccuracies of any representation or warranty made by NICO under Article IV until Losses arising from such breaches or inaccuracies that would otherwise be indemnifiable hereunder incurred by such CNA Indemnitees exceed the Indemnity Threshold, and thereafter, NICO shall be responsible only for the excess over the Indemnity Threshold; provided, however, that in no event shall the aggregate of all indemnifiable claims paid by NICO to CNA Indemnitees under Section 9.2(a) exceed the Indemnity Cap. For any individual items under Section 9.2(a) where the Loss relating thereto is less than the De Minimis Amount, the Losses related to any such items shall be disregarded for purposes of the Indemnity Threshold. The limitations on amounts set forth in this Section 9.4(d) shall not apply to limit recovery by CNA Indemnitees for indemnification with respect to breaches or inaccuracies of Section 4.10 or for indemnification under Section 9.2(b) or 9.2(c).
          (e) The Parties shall cooperate with each other with respect to resolving any claim or liability with respect to which an Indemnifying Party is obligated to indemnify any Indemnified Party hereunder, including by making commercially reasonable efforts to mitigate or resolve any such claim or liability. In the event that an Indemnified Party shall fail to make such commercially reasonable efforts to mitigate or resolve any claim or liability, then notwithstanding anything else to the contrary contained herein, the Indemnifying Party shall not be required to indemnify such Indemnified Party for any Loss that could reasonably be expected to have been avoided if such Indemnified Party had made such efforts.
     9.5 Other Indemnification Matters.
          (a) In the event that any Party: (i) consolidates with or amalgamates, combines or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation, amalgamation, combination or merger; or (ii) sells, transfers, pledges or otherwise disposes of all or substantially all (measured as of its most recent available balance sheet) of its properties or assets (whether in one transaction or a series of related transactions) to one or more Persons, then, in each such case, proper provision shall be made prior to the consummation of any such transaction so that each such Person shall assume, by a written instrument entered into for the benefit of, and enforceable by, the other Parties, the obligations of such Party set forth in this Article IX. No Party shall enter into or participate in any transaction designed to evade, or with the purpose of evading, its indemnification obligations under this Article IX.

          (b) For all Tax purposes, to the maximum extent permitted by Applicable Law: (i) the transfer of Pre-Inception Date Receivables and the payment of the Reinsurance Premium shall be treated by the Parties as consideration due from the CNA Parties to NICO for the transactions contemplated by this Agreement and the Ancillary Agreements and (ii) the Parties agree to treat all payments made under Section 2.3 and this Article IX as adjustments to such consideration.
     9.6 Exclusive Remedy.
          (a) If the Closing occurs, this Article IX sets forth the sole and exclusive remedy for any breach, inaccuracy, violation or nonfulfillment of this Agreement (including any representation, warranty, covenant, obligation, other agreement or condition contained in this Agreement or in the certificates delivered at the Closing pursuant to Sections 6.1(c) and 7.1(c)), regardless of whether a claim or counterclaim is based in tort, contract or any other legal theory, or arises under Applicable Law or in equity, except that the remedies of injunction and specific performance to the extent available under Section 13.11 of this Agreement shall remain available to the Parties. In furtherance of the foregoing, each Party hereby waives, from and after the Closing, to the fullest extent permitted under Applicable Law, any and all rights, claims, counterclaims and causes of action (other than claims or counterclaims of, or causes of action arising from, fraud) it may have against the other Party arising under or based upon this Agreement, or the certificates delivered at the Closing pursuant to Sections 6.1(c) and 7.1(c), any Applicable Law, common law or otherwise, except (i) pursuant to the indemnification provisions set forth in this Article IX and (ii) the remedies of injunction and specific performance to the extent available under Section 13.11 of this Agreement.
          (b) The Parties further acknowledge and agree that the provisions of Sections 3.10, 3.11, 4.11, 4.12, 5.10 and 13.16 of this Agreement shall apply mutatis mutandis to the interpretation, application and enforcement of the provisions of the Ancillary Agreements, and the Parties understand and agree that neither Party would have entered into this Agreement or any Ancillary Agreement without this material provision.
          (c) If the Closing occurs, neither Party nor any of its Affiliates party to any Ancillary Agreement may assert a claim or counterclaim against the other Party or any of its Affiliates for any breach, inaccuracy, violation or nonfulfillment of any Ancillary Agreement other than solely pursuant to the express terms of such Ancillary Agreement, which for the avoidance of doubt shall foreclose any claim or counterclaim based in tort, contract or any other legal theory, or arises under Applicable Law or in equity, that is not based solely on a breach, inaccuracy, violation or nonfulfillment of the express terms of such Ancillary Agreement, except that the remedies of injunction and specific performance to the extent available under such Ancillary Agreement shall remain available to the Parties. In furtherance of the foregoing, each Party on behalf of itself and its Affiliates party to any Ancillary Agreement, hereby waives, from and after the Closing, to the fullest extent permitted under Applicable Law, any and all rights, claims, counterclaims and causes of action (other than claims or counterclaims of, or causes of action arising from, fraud) it may have against the other Party or any of the other Party’s

Affiliates arising under or based upon any Ancillary Agreement, or any certificate pursuant thereto, any Applicable Law, common law or otherwise, except pursuant to the express terms of such Ancillary Agreement.
          (d) Notwithstanding any other provisions in this Section 9.6, this Section 9.6 shall not be construed to alter or impact any express contractual right, remedy, covenant, obligation, agreement or condition contained in or provided for under the Ancillary Agreements.
ARTICLE X
DISPUTE RESOLUTION
     10.1 Dispute Resolution.
          Notwithstanding anything contained herein to the contrary, any dispute between the Parties arising out of or relating to this Agreement or any Ancillary Agreement (other than the Parental Guarantee Agreement) or the breach, termination or validity hereof or thereof (“Dispute”) will be first addressed in accordance with the procedures specified in Section 10.2, and subsequently, if necessary, Article XI, which will be the sole and exclusive procedures for the resolution of any such Disputes.
     10.2 Negotiation Amongst the Parties.
          (a) The CNA Parties and NICO agree that they shall first attempt to resolve Disputes by informal in-person discussions and negotiations of their respective representatives. If the Parties are unable to resolve any such Dispute through such in-person discussions and negotiations within thirty (30) calendar days of the day on which a Party receives from the other Party or Parties written notice of a Dispute, the Dispute shall be submitted for resolution to a designated executive officer of each of NICO and the CNA Parties with authority to make a decision. If the designated executive officers are unable to reach a mutually acceptable resolution within ten (10) calendar days after expiration of such thirty-day period, on the request of any Party, the Dispute shall be resolved in accordance with subsection (b). All negotiations, discussions, and communications made or conducted pursuant to the procedures set forth in this Section 10.2(a) are confidential and will be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and any other applicable rules of evidence.
          (b) Upon completion of the dispute resolution process described in subsection (a) of this Section 10.2 without resolution of the Dispute, any Party may submit the Dispute for resolution in accordance with Article XI.

ARTICLE XI
ARBITRATION
     11.1 Arbitration.
          (a) Except as provided in Article X, any Dispute shall be finally determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein. If the amount in controversy is five million dollars ($5,000,000) or less (including all claims and counterclaims) there shall be one arbitrator who shall be agreed upon by the Parties within twenty (20) calendar days of receipt by respondent(s) of a copy of the demand for arbitration. The single arbitrator may not award an amount greater than five million dollars ($5,000,000) in value under any circumstances. If the amount in controversy is more than five million dollars ($5,000,000) (including all claims and counterclaims) there shall be three neutral and impartial arbitrators, one of whom shall be appointed by each of (i) the CNA Parties, on the one hand and (ii) NICO, on the other hand, within thirty (30) calendar days of receipt by respondent(s) of the demand for arbitration, and the third arbitrator, who shall chair the arbitral tribunal, shall be appointed by the Party appointed arbitrators within fifteen (15) calendar days of the appointment of the second arbitrator. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each Party being given a limited number of strikes, except for cause. Any arbitrator appointed by the AAA shall be a retired federal or state appellate court judge or a current or retired officer of an insurance company with no less than fifteen (15) years of experience in the property casualty insurance industry. The arbitration hearing on the merits shall be commenced within ninety (90) calendar days of the appointment of the arbitrator(s) or as soon thereafter as practicable. In rendering an award, the arbitral tribunal shall be required to follow the laws of the State of New York. The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The arbitrator(s) shall be permitted to award any relief permitted under New York law, including damages and any form of temporary or permanent injunctive relief, but shall not be permitted to award special, indirect, punitive or incidental damages or damages for lost profits or any other consequential damages or damages based on multiples or similar valuation techniques. The award shall be final and binding upon the Parties and shall be the sole and exclusive remedy between the Parties regarding any claims, counterclaims, issues or accounting presented to the arbitrator(s). Judgment upon the award may be entered in any court having jurisdiction over any Party or any of its assets. Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the Party or Parties resisting such enforcement. Arbitrability of any and all disputes shall be decided by the arbitrator(s). In the event of any inconsistency between the Rules and the provisions of this Article XI, the provisions of this Article XI shall control.
          (b) Arbitration hereunder shall be conducted in Chicago, Illinois or New York, New York, as determined by the Party against whom the arbitration is demanded.

ARTICLE XII
CONFLICT OF INTEREST
     12.1 Conflict of Interest.
          Whenever any insurer, reinsurer or other company that is a direct or indirect Subsidiary of Berkshire (a “Berkshire Owned Entity”), is a party to a Third Party Reinsurance Agreement, NICO agrees that it will, and it will cause any Berkshire Owned Entity to, minimize any conflict of interest and handle such Third Party Reinsurance Agreement in good faith and with due regard for the singular interests of the CNA Parties.
ARTICLE XIII
MISCELLANEOUS PROVISIONS
     13.1 Notices.
          Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:

To CNA Parties:	CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Jonathan D. Kantor
Executive Vice President,
General Counsel and Secretary
Fax: (312) 817-0511

With copies to:	CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Michael P. Warnick
Senior Vice President and Deputy General Counsel
Fax: (312) 755-2479

and

Robert J. Sullivan
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Fax: (212) 735-2000

To NICO:	National Indemnity Company
100 First Stamford Place
Stamford, CT 06902
Attention: General Counsel
Fax: (203) 363-5221

With a copy to:	National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: (402) 916-3030
Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Parties.
     13.2 Entire Agreement.
          This Agreement (including the exhibits and schedules hereto), the Ancillary Agreements and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.
     13.3 Waiver and Amendment.
          This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

     13.4 Successors and Assigns.
          The rights and obligations of the Parties under this Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio. The terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.
     13.5 Headings.
          The headings of this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
     13.6 Construction; Interpretation.
          The CNA Parties and NICO have participated jointly in the negotiation and drafting of this Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement. When a reference is made to an Article, Section, Schedule or Exhibit such reference shall be to an Article, Section, Schedule or Exhibit of or to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “Agreement,” means this Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement, provided, however, for the avoidance of doubt, the word “Agreement” shall not include the Ancillary Agreements unless, in each case, specifically incorporated therein by reference. The references to “$” shall be to United States dollars. Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder. References to a Person are also to its successors and permitted assigns.
     13.7 Governing Law and Jurisdiction.
          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction. SUBJECT TO ARTICLE XI, ANY SUIT, ACTION OR PROCEEDING TO COMPEL ARBITRATION OR FOR TEMPORARY INJUNCTIVE RELIEF IN AID OF ARBITRATION OR TO PRESERVE THE STATUS QUO PENDING THE APPOINTMENT OF THE ARBITRATOR(S) SHALL BE BROUGHT BY THE PARTIES SOLELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, PROVIDED THAT IF SAID COURT

DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION THEN SAID ACTIONS MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK FOR NEW YORK COUNTY; AND THE CNA PARTIES AND NICO EACH HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE AND ANY APPELLATE COURTS THEREOF, EXCEPT THAT ANY FINAL ARBITRAL AWARD RENDERED IN ACCORDANCE WITH ARTICLE XI MAY BE ENTERED AND ENFORCED IN ANY COURT HAVING JURISDICTION OVER ANY PARTY OR ANY OF ITS ASSETS.
     13.8 No Third Party Beneficiaries.
          Except as otherwise expressly set forth in any provision of this Agreement, nothing in this Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
     13.9 Counterparts.
          This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.
     13.10 Severability.
          Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

     13.11 Specific Performance.
          Each of the Parties acknowledges and agrees that the other Party would be irreparably damaged in the event that any of the provisions of this Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Agreement by the other Party and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in accordance with Section 13.7, in addition to any other remedy to which such Party may be entitled, at law or in equity. The Parties further agree that (i) by seeking the remedies provided for in this Section 13.11, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement, including monetary damages in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 13.11 are not available or otherwise are not granted and (ii) nothing contained in this Section 13.11 shall require any Party to institute any action for (or limit any Party’s right to institute any action for) specific performance under this Section 13.11 before exercising any termination right under Article VIII nor shall the commencement of any action pursuant to this Section 13.11 or anything contained in this Section 13.11 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement that may be available then or thereafter.
     13.12 Waiver of Jury Trial.
          EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.12.
     13.13 Incontestability.
          In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.

     13.14 Set-Off.
          Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either of the CNA Parties or NICO with respect to this Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the net balance shall be allowed or paid.
     13.15 Currency.
          All financial data required to be provided pursuant to the terms of this Agreement shall be expressed in United States dollars. All payments and all settlements of account between the Parties shall be in United States currency unless otherwise agreed by the Parties.
(The remainder of this page has been intentionally left blank.)

          IN WITNESS WHEREOF, the Parties hereby execute this Agreement as of the day and year first set forth above.

CONTINENTAL CASUALTY COMPANY
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Senior Vice President and Corporate Controller

THE CONTINENTAL INSURANCE COMPANY
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Senior Vice President and Corporate Controller

CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Chairman of the Board and President

CNA INSURANCE COMPANY LIMITED
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Authorized Representative

NATIONAL INDEMNITY COMPANY
By:	/s/ Brian Snover
	Name:	Brian Snover
	Title:	Vice President

[Signature Page to Master Transaction Agreement]

          The undersigned is a party to this Agreement as of the day and year first set forth above solely for the purpose of Sections 5.19 and 7.3(b).

BERKSHIRE HATHAWAY INC.
By:	/s/ Marc D. Hamburg
	Name:	Marc D. Hamburg
	Title:	Senior Vice President — CFO

[Signature Page to Master Transaction Agreement]

Exhibit A
Form of Administrative Services Agreement

CONFIDENTIAL

ADMINISTRATIVE SERVICES AGREEMENT
BY AND AMONG
CONTINENTAL CASUALTY COMPANY
THE CONTINENTAL INSURANCE COMPANY
CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
CNA INSURANCE COMPANY LIMITED
AND
NATIONAL INDEMNITY COMPANY
DATED ___, 2010

ADMINISTRATIVE SERVICES AGREEMENT

		Page
	ARTICLE I

	DEFINITIONS

1.1	Definitions	2

	ARTICLE II

	AUTHORITY; SERVICE STANDARDS

2.1	Appointment	4
2.2	Services Standards	5
2.3	Compliance; Licensure	5
2.4	Independent Contractor	6
2.5	Subcontracting	6
2.6	Monitoring	6

	ARTICLE III
	COMPENSATION
3.1	Compensation	7

	ARTICLE IV

	ADMINISTRATIVE SERVICES

4.1	Administrative Services	7
4.2	Mixed Accounts	9
4.3	GRM Book of Business	10
4.4	Extracontractual Damages	11
4.5	Conflict of Interest	11

	ARTICLE V

	CLAIMS HANDLING SERVICES

5.1	Claims Handling Services	12

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		Page
	ARTICLE VI

	ADMINISTRATION OF THIRD PARTY REINSURANCE AGREEMENTS

6.1	Third Party Reinsurance Administration	13
6.2	Collateral	14
6.3	Commutations	14
6.4	Collection of Third Party Reinsurance Recoverables	14
6.5	Third Party Reinsurance Allocation Agreement	14

	ARTICLE VII

	REGULATORY COMPLIANCE AND REPORTING

7.1	Regulatory Filings and Examinations	14

	ARTICLE VIII

	OTHER REPORTING OBLIGATIONS
8.1	Financial Reporting Obligations	15
8.2	Change in Status	16
8.3	Administrator Controls	17

	ARTICLE IX

	BOOKS AND RECORDS

9.1	Transfer and Ownership of Books and Records	17
9.2	Maintenance of Books and Records	17
9.3	Access to Books Records	17

	ARTICLE X

	INABILITY TO PERFORM SERVICES; ERRORS

10.1	Capacity	19
10.2	Inability to Perform Services	19
10.3	Errors	19

	ARTICLE XI

	LEGAL ACTIONS

11.1	Regulatory Proceedings	20
11.2	Notification Requirements	20
11.3	Right to Associate	21

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		Page
	ARTICLE XII

	BANK ACCOUNTS

12.1	Bank Accounts	21

	ARTICLE XIII

	COOPERATION

13.1	Cooperation	21
13.2	Relationship Management	22

	ARTICLE XIV

	DURATION; TERMINATION

14.1	Duration	22
14.2	Termination	22
14.3	Certain Actions Related to Termination	23
14.4	Survival	24

	ARTICLE XV

	CONFIDENTIALITY; PRIVACY REQUIREMENTS
15.1	Definitions	25
15.2	Obligations	25
15.3	Exceptions to Confidential Treatment	26
15.4	Privacy	27
15.5	Regulatory and Legal Communication	29

	ARTICLE XVI

	FORCE MAJEURE

16.1	Force Majeure Event	30

	ARTICLE XVII

	INDEMNIFICATION

17.1	Indemnification Obligation of Administrator	30
17.2	Indemnification Obligation of Reinsureds	31
17.3	Notice of Indemnification Request	31
17.4	Notice of an Asserted Liability	31
17.5	Procedures	32
17.6	Survival	32

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LIST OF EXHIBITS

Exhibit A	Business Associate Agreement
LIST OF SCHEDULES

Schedule A-1	Claims Administration System
Schedule A-2	Items and services associated in supplying Administrator with access to CAS
Schedule B	GRM Book of Business
Schedule C	Designations of Primary Handlers to administer existing Mixed Accounts
Schedule D	Form of Quarterly Data File

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ADMINISTRATIVE SERVICES AGREEMENT
          THIS ADMINISTRATIVE SERVICES AGREEMENT (hereinafter referred to as this “Administrative Services Agreement”), dated as of ___, 2010 (the “Effective Date”), is made and entered into by and among Continental Casualty Company, an Illinois property and casualty insurance company (“CCC”), The Continental Insurance Company, a Pennsylvania property and casualty insurance company (“CIC”), Continental Reinsurance Corporation International, Ltd., a Bermuda long-term insurance company (“CRCI”), and CNA Insurance Company Limited, a United Kingdom property and casualty insurance company (“CICL” and together with CCC, CIC and CRCI, “Reinsureds”), and National Indemnity Company, a Nebraska property and casualty company (“Administrator” and the Administrator taken together with the Reinsureds, each a “Party” and, collectively, the “Parties”).
WITNESSETH:
          WHEREAS, pursuant to a Master Transaction Agreement (the “Master Transaction Agreement”), dated as of July                     , 2010, among the Parties and Berkshire Hathaway Inc., a Delaware corporation and the ultimate parent company of the Reinsurer (“Berkshire”), Reinsureds and Administrator have agreed to enter into a loss portfolio reinsurance transaction, pursuant to which Reinsureds will cede all liabilities related to Asbestos Claims and Pollution Claims under the Business Covered to Administrator, and pursuant to which Administrator will indemnify Reinsureds for such liabilities up to an aggregate limit of four billion dollars ($4,000,000,000), net of any Third Party Reinsurance Recoverables and Other Recoveries;
          WHEREAS, pursuant to a Loss Portfolio Transfer Reinsurance Agreement among Reinsureds and Administrator dated as of the date hereof, and referenced in the Master Transaction Agreement as the “LPT Reinsurance Agreement,” Administrator shall indemnify Reinsureds for 100% of the Ultimate Net Loss, subject to the LPT Limit; and
          WHEREAS, Reinsureds desire that Administrator perform certain administrative functions on behalf of Reinsureds from and after the date hereof with respect to the Reinsured Contracts and Third Party Reinsurance Agreements as they relate to the Business Covered, and the Parties hereto have agreed to enter into this Administrative Services Agreement as a condition of Administrator entering into the LPT Reinsurance Agreement.
          NOW, THEREFORE, for and in consideration of these premises and the promises and the mutual agreements hereinafter set forth and set forth in the Master Transaction Agreement and LPT Reinsurance Agreement, the Parties agree as follows:

ARTICLE I
DEFINITIONS
     1.1 Definitions.
          In this Administrative Services Agreement, unless the context requires otherwise, words and expressions used in the Master Transaction Agreement and the LPT Reinsurance Agreement shall bear the same meaning when used in this Administrative Services Agreement. All capitalized terms not otherwise defined in this Administrative Services Agreement shall have the meaning given them under the Master Transaction Agreement or LPT Reinsurance Agreement, as applicable.
          The following terms shall have the respective meanings set forth below throughout this Administrative Services Agreement:
“Administrator’s Actuarial Report” shall have the meaning set forth in Section 8.1(a) hereof.
“Administrative Accounts” shall have the meaning set forth in Section 12.1(a) hereof.
“Administrative Services” shall have the meaning set forth in Section 2.1(a) hereof.
“Administrative Services Agreement” shall have the meaning set forth in the preamble.
“Administrator” shall have the meaning set forth in the preamble.
“Administrator Losses” shall have the meaning set forth in Section 17.2 hereof.
“Allocated Bill” shall have the meaning set forth in Section 4.3(a) hereof.
“Asserted Liability” shall have the meaning set forth in Section 17.4 hereof.
“Berkshire” shall have the meaning set forth in the preamble hereof.
“Berkshire Controlled Entity” shall have the meaning set forth in Section 4.5(a) hereof.
“Berkshire Owned Entity” shall have the meaning set forth in Section 4.5(a) hereof.
“Business Associate Agreement” means the business associate agreement attached hereto as Exhibit A.
“Claims Administration System” or “CAS” shall have the meaning set forth in Section 3.1(b) hereof.
“CCC” shall have the meaning set forth in the preamble hereof.
“CIC” shall have the meaning set forth in the preamble hereof.
“CICL” shall have the meaning set forth in the preamble hereof.

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“Collection Expenses” means the reasonable out-of-pocket expenses incurred by any Party in connection with the negotiation and collection of Third Party Reinsurance Recoverables or Commutation Payments.
“Confidential Information” shall have the meaning set forth in Section 15.1(a) hereof.
“CRCI” shall have the meaning set forth in the preamble hereof.
“Direct Costs” shall have the meaning set forth in Section 4.2(c) hereof.
“Effective Date” shall have the meaning set forth in the preamble hereof.
“Force Majeure Event” shall have the meaning set forth in Section 16.1 hereof.
“GRM Book of Business” shall have the meaning set forth in Section 4.1(a)(xiii) hereof.
“Gross Third Party Reinsurance Recoverables” means any amounts actually collected by the Reinsureds or the Reinsurer (acting on behalf of the Reinsureds) in connection with Third Party Reinsurance Agreements.
“Indemnified Party” shall have the meaning set forth in Section 17.3 hereof.
“Indemnifying Party” shall have the meaning set forth in Section 17.3 hereof.
“Legal Proceeding” means any litigation, arbitration, mediation or other legal action.
“LPT Reinsurance Agreement” shall have the meaning set forth in the recitals.
“Master Transaction Agreement” shall have the meaning set forth in the recitals.
“Mixed Account” shall have the meaning set forth in Section 4.2(a) hereof.
“Nonpublic Personal Information” shall have the meaning set forth in Section 15.1(b) hereof.
“Party” or “Parties” shall have the meaning set forth in the recitals.
“Personal Information” shall have the meaning set forth in Section 15.1(c) hereof.
“Primary Handler” shall have the meaning set forth is Section 4.2(a)(i) hereof.
“Quarterly Data File” shall have the meaning set forth in Section 8.1(d).
“Reinsureds” shall have the meaning set forth in the preamble.
“Reinsureds’ Actuarial Report” shall have the meaning set forth in Section 8.1(c).
“Reinsureds Losses” shall have the meaning set forth in Section 17.1 hereof.

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“Reverse Transition Services Agreement” shall have the meaning set forth in Section 14.3(a)(i) hereof.
“Security Incident” shall have the meaning set forth in Section 15.5(c) hereof.
“Subcontractor” shall have the meaning set forth in Section 2.5 hereof.
“Third Party Claimant” shall have the meaning set forth in Section 17.4 hereof.
“Third Party Reinsurance Recoverables” means Gross Third Party Reinsurance Recoverables, less Collection Expenses.
ARTICLE II
AUTHORITY; SERVICE STANDARDS
     2.1 Appointment.
     (a) Reinsureds hereby appoint Administrator, for the period specified in Article XIV hereof, and Administrator hereby accepts appointment, to provide as an independent contractor of Reinsureds all such administrative and other services with respect to the LPT Reinsurance Agreement and with respect to the Reinsured Contracts and the Third Party Reinsurance Agreements with respect to the Business Covered, including those services set forth in this Administrative Services Agreement (the “Administrative Services”), all on the terms, and subject to the limitations, as set forth in this Administrative Services Agreement.
     (b) The Parties shall cooperate fully in the transfer of responsibility for the performance of the Administrative Services from Reinsureds to Administrator in accordance with the terms of this Administrative Services Agreement and the Transition Services Agreement.
     (c) In order to assist Administrator in the performance of the Administrative Services hereunder, Reinsureds shall deliver to Administrator and, if requested by Administrator, to Resolute Management Inc., an appropriate power of attorney which shall nominate, constitute and appoint Administrator as their attorney-in-fact with respect to the rights, duties, and privileges and obligations of Administrator in and to the Reinsured Contracts and Third Party Reinsurance Agreements as respects the Business Covered, with full power and authority to act in the name, place and stead of Reinsureds with respect thereto, including the power, without reservation, to service the Reinsured Contracts and Third Party Reinsurance Agreements as respects the Business Covered, to adjust, to defend, to settle and to pay A&P Claims, and to take such other and further action as may be necessary or desirable to effect the transactions contemplated by the Master Transaction Agreement and this Administrative Services Agreement, but in all cases only to the extent of the rights and authority granted to Administrator pursuant to this Administrative Services Agreement and in accordance with the terms of this Administrative Services Agreement.

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     2.2 Services Standards.
          Administrator agrees to perform all Administrative Services and is hereby authorized to do so on behalf of Reinsureds. Administrator shall perform the Administrative Services in a professional and competent manner and in accordance with (i) the terms of the Reinsured Contracts and the Third Party Reinsurance Agreements, (ii) to the extent not in conflict with any other provision of this Section 2.2, standards of service that conform with Administrator’s service standards for administering similar insurance contracts issued by Administrator in its own name, and (iii) Applicable Law, including maintenance by Administrator of all licenses, authorizations, permits and qualifications from Governmental Authorities necessary to perform the Administrative Services required by this Administrative Services Agreement. Administrator shall use its reasonable best efforts to avoid doing anything which might reasonably be expected to prejudice or bring into disrepute the reputation of Reinsureds or their respective directors and officers as professional claims managers. Administrator acknowledges that the performance of all Administrative Services required by this Administrative Services Agreement in a professional and competent manner is of critical importance to Reinsureds.
     2.3 Compliance; Licensure.
     (a) Administrator shall comply with all Applicable Laws in connection with the performance of its duties hereunder and shall act consistently in all material respects with, and not cause Reinsureds to be out of compliance with, the terms of the Reinsured Contracts and Third Party Reinsurance Agreements. Should Administrator, or any Subcontractor permitted under Section 2.5 of this Administrative Services Agreement, violate any Applicable Law relating to its performance under this Administrative Services Agreement that results in a regulatory fine, penalty, monetary payment or settlement (including expense reimbursement) imposed on Reinsureds or its Affiliates, Administrator shall reimburse the Reinsureds or its Affiliates for such regulatory fine, penalty, monetary payment or settlement. Administrator shall communicate promptly to Reinsureds upon knowledge of the non-renewal, lapse, suspension or termination of any licenses required by Applicable Law in connection with the administration of the Reinsured Contracts and Third Party Reinsurance Agreements. If, in the ordinary course of operations, Administrator determines that there exists any material operational concerns or failures with respect to any of the Reinsured Contracts or Third Party Reinsurance Agreements, Administrator shall notify Reinsureds and, in consultation with Reinsureds, take all reasonable actions necessary to bring such Reinsured Contracts and/or Third Party Reinsurance Agreements into operational compliance.
     (b) Administrator shall use commercially reasonable efforts to ensure that it or any of its Affiliates that is subcontracted to provide any Administrative Service continue to be, and their respective employees, agents and representatives are, or shall become and remain, licensed, in whatever capacity is required, including without limitation third-party administrator licenses, by the Governmental Authorities of all jurisdictions in which Reinsureds are licensed as of the Effective Date. Administrator shall bear all costs and expenses relating to its own licensing and the licensing of its employees, agents and representatives.

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     2.4 Independent Contractor.
          For all purposes hereof, Administrator shall at all times act as an independent contractor and Administrator and its Affiliates, on the one hand, and Reinsureds and their Affiliates, on the other hand, shall not be deemed an employee, representative, joint venture or fiduciary of one another, nor shall this Administrative Services Agreement or the Administrative Services or any activity or any transaction contemplated hereby be deemed to create any partnership or joint venture between the Parties or among their Affiliates. Administrator and its Representatives are not eligible for, nor may they participate in, any employee benefit plans of Reinsureds or any of their Affiliates. Reinsureds and their Representatives are not eligible for, nor may they participate in, any employee benefit plans of Administrator or any of its Affiliates.
     2.5 Subcontracting.
          Administrator shall not subcontract the performance of any services that Administrator is to provide hereunder to another Person (the “Subcontractor”) without the prior written consent of Reinsureds (which consent shall not be unreasonably withheld); provided, however, that such consent will not be required if the applicable Subcontractor is Resolute Management Inc. for such time as it is an Affiliate of Administrator and; provided further, however, that in the case of Administrative Services relating to other than claims handling, Reinsureds’ consent will not be required if (i) the applicable Subcontractor is an Affiliate of Administrator or (ii) the applicable Subcontractor is to provide those services that it provides to any Reinsureds as of the date hereof with respect to the Business Covered. Notwithstanding the foregoing, Administrator shall not permit a Subcontractor (other than Resolute Management Inc. for such time as it is an Affiliate of Administrator) to access or use the CAS without Reinsureds’ prior written consent. In the event of such subcontracting, Administrator shall not be relieved from any of its obligations or liabilities hereunder, including compliance with Applicable Law and maintenance of proper licensure, and Administrator shall remain responsible for all obligations or liabilities of such Subcontractor with respect to the providing of such service or services as if provided by Administrator; provided that if employees of the Subcontractor providing a service meet applicable licensing requirements, Administrator shall be deemed to be in compliance with said licensure requirements.
     2.6 Monitoring.
          At any time during the term of this Administrative Services Agreement, Reinsureds shall have the right to appoint a representative to monitor the A&P Business at the facilities maintained for such A&P Business by the Administrator or its permitted Subcontractors; provided, however, that any representative appointed by the Reinsureds pursuant to this Section 2.6 who is not an officer, director or employee of the Reinsureds shall not have any conflict of interest with Administrator; provided, however, that any such monitoring shall be conducted at the sole expense of the Reinsureds.

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ARTICLE III
COMPENSATION
     3.1 Compensation.
     (a) Except as otherwise provided in Section 4.2, Administrator agrees to perform the Administrative Services with respect to the Business Covered at its own expense and without any rights of reimbursement from Reinsureds, in consideration of Reinsureds having entered into the Master Transaction Agreement, the LPT Reinsurance Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged.
     (b) At the reasonable request of Administrator, Reinsureds agree to provide the technology and required databases listed on Schedule A-1 (the “Claims Administration System” or “CAS”) to Administrator for a period of one year from the Effective Date pursuant to the Transition Services Agreement. Administrator agrees to reimburse the Reinsureds for their actual costs for items or services associated in supplying Administrator with access to the CAS as provided in Schedule A-2.
     (c) At the reasonable request of Administrator, Reinsureds shall perform searches for policy, reinsurance and underwriting files of Reinsureds and shall provide copies and if necessary testimony with respect to, such policy, reinsurance and underwriting files, to Administrator. Administrator shall pay (i) Reinsureds’ reasonable hourly rates for the performance of such searches for policy, reinsurance and underwriting files, (ii) for all of the copies made pursuant to this Section 3.1(c) and (iii) Reinsureds’ reasonable hourly rates for time spent in connection with providing testimony as to these matters.
     (d) Reinsureds shall store and maintain closed claim files at their own expense and in accordance with the Reinsureds’ then current policy for storing and maintaining such closed claim files.
ARTICLE IV
ADMINISTRATIVE SERVICES
     4.1 Administrative Services.
     (a) In accordance with the terms of this Administrative Services Agreement, Administrator shall provide and perform all Administrative Services with respect to the Business Covered, including:
          (i) to adjust, handle, agree, settle, pay, compromise or repudiate any claims or any other liability, outgoing or expense;
          (ii) to commence, conduct, pursue, settle, appeal or compromise any legal arbitration or other proceedings whatsoever;

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          (iii) to collect claim refunds, salvages and reinsurance recoveries;
          (iv) to agree to, or exercise any right to, set-off any claims against reinsurance recoveries or vice versa or to settle any balance of account owing to or from Reinsureds solely in relation to the Business Covered;
          (v) to agree, on behalf of Reinsureds, to fund the obligations of any third party in connection with any A&P Claim;
          (vi) to agree to any without prejudice payment or any other extra-contractual obligation of or on behalf of Reinsureds;
          (vii) to enter into any arrangements which Administrator considers will or may avoid or reduce any liability;
          (viii) to use the name of any Reinsureds in connection with the exercise of any or all of the powers conferred by this Administrative Services Agreement;
          (ix) to exercise any rights of subrogation or other rights of recovery, excluding any such rights to recover billed Retrospective Premiums;
          (x) to enter into discussions or negotiations with any insured or reinsured Person or their Representatives in connection with the Business Covered;
          (xi) to enter into, amend or cancel any arrangements or agreements with third parties, including in relation to the handling or collection of claims, debts or reinsurance recoveries;
          (xii) to retain and instruct lawyers, claims adjusters or other consultants or experts;
          (xiii) to administer the Business Covered that arises from those pool, syndicate, association or other sources set forth on Schedule B hereto (the “GRM Book of Business”) in accordance with the protocol set forth in Section 4.3;
          (xiv) to coordinate with Reinsureds on the handling of escheat claims; and
          (xv) to share information received from Reinsureds, including any information in their files and records, with other insurers, reinsurers, claimants and other Persons as may be necessary in the judgment of Administrator to carry out the Administrative Services.
     (b) The Administrative Services which will be undertaken by Administrator will include all matters relating to the administration, settlement and payment of claims arising under the Business Covered, together with all other matters required to give full effect to the terms of the LPT Reinsurance Agreement. Reinsureds shall have no authority to settle, commute or compromise any direct A&P Claim or any reinsurance

8

claim arising from an A&P Claim, except with the consent of Administrator (which consent shall not be unreasonably withheld) and except with respect to claims brought by or against a Berkshire Owned Entity.
     4.2 Mixed Accounts.
     (a) The Parties acknowledge that an account with Reinsured Contracts may involve a claim or related claims that are in part or in whole not an Asbestos Claim or a Pollution Claim. An account with Reinsured Contracts which includes both A&P Claims and Non-A&P Claims is referred to in this Administrative Services Agreement as a “Mixed Account.” As used in this Section 4.2(a), “account” shall mean an insured or cedent under a Reinsured Contract.
          (i) For Mixed Accounts, the Parties shall meet as promptly as practicable and determine whether the administration of a Mixed Account shall be done by a single claim handler (the “Primary Handler”). In the event that the Parties fail to mutually agree to an account being administered by a Primary Handler, then such Mixed Account shall be administered pursuant to Section 4.2(a)(ii). The Parties agree that the accounts set forth on Schedule C hereto shall be handled by the designated Primary Handler.
          (ii) Subject to Section 4.2(a)(i), in the administration of Mixed Accounts, (A) Reinsureds shall administer such portions of the Mixed Account that relate to Non-A&P Claims, and (B) Administrator shall administer such portions of the Mixed Account that relate to A&P Claims. Administrator and Reinsureds shall establish and maintain an open channel of communication with each other with respect to the claims contained within each Mixed Account.
     (b) For Mixed Accounts administered by a Primary Handler, the Primary Handler shall review, analyze, process and collect all associated inward and outward reinsurance as well as perform all other Administrative Services necessary to adjust the claim and/or receive Third Party Reinsurance Recoverables or Other Recoveries, including distributions from any insolvent estate and any reinsurer for all agreed A&P Claims and Non-A&P Claims on the Mixed Account. Administrator and Reinsureds shall establish and maintain an open channel of communication with each other with respect to the claims contained within each Mixed Account, and shall cooperate with each other to resolve all such claims in a timely and efficient manner. The Primary Handler shall not have the authority to enter into any agreement to pay, in the aggregate, more than $1,000,000 in any Ultimate Net Loss allocable to the other Party without the prior consent of the other Party, which consent shall not be unreasonably delayed or withheld.
     (c) With respect to costs associated with administering a Mixed Account, the Primary Handler shall be reimbursed by the other Party for Direct Costs. All such Direct Costs shall be billed by the Primary Handler, to the other Party, on a quarterly basis. Upon receipt of a billing statement from the Primary Handler, which sets forth the Direct Costs, the other Party shall reimburse the Primary Handler within thirty (30) calendar

9

days. “Direct Costs” as referenced herein refers to the salary and benefits of the claims handler (which benefits will be calculated at thirty percent (30%) of salary) for the actual hours devoted by that claims handler to the Mixed Account.
     (d) To the extent practicable, all payments, in a Mixed Account claim, for indemnity for bodily injury or property damage for an individual plaintiff shall be allocated among the Parties based upon the actual cause of the injury or damage for such plaintiff, identified at the time of settlement or judgment. If information as to the actual cause of injury or damage is unclear or unavailable, then indemnity payments shall be allocated among the Parties based upon the best available information within one year after the settlement or judgment as to any claims in such account. Such indemnity payments will be billed as they are incurred. Upon receipt of a billing statement from the Primary Handler for such indemnity payments, the other Party shall reimburse the Primary Handler within thirty (30) calendar days without prejudice to either Party’s right to adjust any allocation within one year of the settlement or judgment.
     (e) In the event that Allocated Loss Adjustment Expenses or Declaratory Judgment Expenses are incurred for Mixed Accounts, and allocation to specific claims is not practicable, then such expense payments shall be provisionally allocated among the Parties, on an equitable basis, in accordance with each Party’s respective financial exposure to the claims in question. Such expense payments will be billed as they are incurred and shall be without prejudice to either Party’s right to adjust any allocation in accordance with the manner indemnity payments have been allocated up to one year after settlement or judgment as to any claims in the account. Upon receipt of a billing statement from the Primary Handler for such expense payments, the other Party shall reimburse the Primary Handler within thirty (30) calendar days.
     (f) In the event that a claim arises subject to Section 4.2(d) and Section 4.2(e), above, the Parties shall use reasonable best efforts to obtain the data and information required to establish accurate allocations among the Parties. Notwithstanding the foregoing, prior the Closing Date, the Parties may establish mutually agreed upon protocols for certain accounts and such protocols may set forth alternative allocations arrangements with respect to each such account.
     4.3 GRM Book of Business.
          In the administration of the GRM Book of Business, the Parties shall allocate indemnity payments, Allocated Loss Adjustment Expenses and Declaratory Judgment Expenses as follows:
     (a) In the event that the manager of a GRM Book of Business delivers a bill that allocates as between A&P Claims and Non-A&P Claims (an “Allocated Bill”), the Parties shall defer to the allocations set forth in the Allocated Bill.
     (b) In the event that no Allocated Bill pursuant to Section 4.3(a), above, is received, the Administrator shall use reasonable best efforts to obtain, from the manager

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of a GRM Book of Business, data and information required to establish an equitable allocation between A&P Claims and Non-A&P Claims among the Parties.
     (c) In the event that (i) no Allocated Bill pursuant to Section 4.3(a), above, is received, and (ii) reasonably satisfactory data cannot be obtained pursuant to Section 4.3(b), above, the allocation between A&P Claims and Non-A&P Claims shall be in proportion to the manner in which the GRM Book of Business actuarial report has estimated its ultimate liability for A&P Claims and Non-A&P Claims.
     (d) In the event that information required to make an allocation pursuant to this Section 4.3 is not forthcoming within ninety (90) calendar days of receipt of a bill, such allocation shall be made on an interim and without prejudice basis in proportion to the prior allocation for such GRM Book of Business exposure.
     4.4 Extracontractual Damages.
     (a) Extracontractual Damages covered under the LPT Reinsurance Agreement shall be paid by Administrator and any such payments shall be applied against the LPT Limit.
     (b) For the avoidance of doubt, notwithstanding anything to the contrary in this Administrative Services Agreement, any liability of Reinsureds or a CNA Insurer for the intentional and malicious acts or omissions of its employees, officers or directors (as so determined by final adjudication by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties) shall be paid by such Reinsureds or CNA Insurer and any such payment shall not affect the LPT Limit.
     (c) For the avoidance of doubt, notwithstanding anything to the contrary in this Administrative Services Agreement, any liability of Administrator as a result of its intentional and malicious acts or omissions of its employees, officers or directors (as so determined by final adjudication by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties) shall be paid by Administrator; provided, however, any such payment shall not affect the LPT Limit.
     4.5 Conflict of Interest.
     (a) Subject to Section 4.5(b) below, whenever a claim arises: (i) by, or from, Reinsureds against (A) Berkshire or any insurer, reinsurer or other company that is a direct or indirect Subsidiary of Berkshire (each, a “Berkshire Owned Entity”), or (B) a Berkshire Owned Entity or any insurer, reinsurer or other company that is one hundred percent reinsured by a direct or indirect Subsidiary of Berkshire (each, a “Berkshire Controlled Entity”), or (C) that involve Administrator or another Berkshire Controlled Entity as an administrator for a third party, or (ii) against Reinsureds by, or from, (A) a Berkshire Owned Entity, or (B) a Berkshire Controlled Entity, or (C) that involve Administrator or another Berkshire Controlled Entity as an administrator for a third party, Administrator agrees that it will handle such claims under this Administrative Services Agreement in good faith and with due regard for the singular interests of Reinsureds. At Reinsureds’ discretion, Reinsureds may direct Administrator in the administration of any

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claim (i) by, or from, a Berkshire Owned Entity against Reinsureds or (ii) against a Berkshire Owned Entity by, or from, Reinsureds.
     (b) In the event of the occurrence of a conflict of interest, pursuant to this Section 4.5, involving (i) a Berkshire Controlled Entity, (ii) any claim by, or from, a Berkshire Owned Entity against Reinsureds, or (iii) any claim against a Berkshire Owned Entity by, or from, Reinsureds, Administrator shall obtain the Reinsureds’ prior approval before committing to a resolution of such conflicted matter, which such approval shall not be unreasonably delayed or withheld. For the avoidance of doubt, all liabilities, fees, costs and expenses associated with the administration of such Third Party Reinsurance Agreements and any payments and recovery under such Third Party Reinsurance Agreements shall be covered by the LPT Reinsurance Agreement.
ARTICLE V
CLAIMS HANDLING SERVICES
     5.1 Claims Handling Services.
          The Administrative Services shall include, as necessary and appropriate, all functions relating to the handling of A&P Claims, including those functions set forth in this Section 5.1.
     (a) Administrator shall acknowledge, consider, review, investigate, deny, settle, pay or otherwise dispose of each A&P Claim. Administrator shall pay, using its own funds, A&P Claims and associated expenses as Ultimate Net Loss under the LPT Reinsurance Agreement and subject to the terms of the LPT Reinsurance Agreement.
     (b) Without limiting paragraph (a) of this Section 5.1, Administrator shall:
          (i) establish, maintain and organize A&P Claim files and maintain and organize other A&P Claims-related records;
          (ii) review all A&P Claims and determine whether the claimant is eligible for payment and if so, the nature and extent of such payment;
          (iii) maintain trained claims personnel;
          (iv) maintain a complaint log with respect to the Reinsured Contracts in accordance with applicable requirements of Governmental Authorities and provide a copy of such log upon Reinsureds’ request;
          (v) gather all information necessary for Reinsureds to comply with regulatory reporting requirements related to A&P Claims detail, including Medicare Set Aside reporting;

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          (vi) respond promptly to all written or oral A&P Claims-related communications that Administrator reasonably believes to require a response; and
          (vii) in accordance with Articles VII and XI hereof, respond to, or assist Reinsureds’ in responding to, regulatory and legal matters to the extent such matters relate to A&P Claims.
ARTICLE VI
ADMINISTRATION OF THIRD PARTY REINSURANCE AGREEMENTS
     6.1 Third Party Reinsurance Administration.
          The Administrative Services provided by Administrator with respect to the Third Party Reinsurance Agreements with respect to the Business Covered shall include the following:
     (a) administer and collect, on behalf of and in the name of the applicable Reinsureds, Third Party Reinsurance Recoverables and Other Recoveries due in respect of the Reinsured Liabilities in accordance with the contractual terms of the applicable Third Party Reinsurance Agreements and Reinsured Contracts in a commercially reasonable manner consistent;
     (b) cede all A&P Claims in the first instance to the applicable Third Party Reinsurance Agreements before ceding such claims to the LPT Reinsurance Agreement; provided, however, that Administrator may not cede any such claims to Third Party Reinsurance Agreements whose aggregate limits have been exhausted;
     (c) provide all necessary litigation functions with respect to the Third Party Reinsurance Agreements;
     (d) initiate Legal Proceedings in the name of the applicable Reinsureds in those instances where such action is necessary in order for the applicable Reinsureds to enforce or protect its rights under the Third Party Reinsurance Agreements in respect of the Business Covered;
     (e) consult with Reinsureds in the filing of proofs of claim in any insolvent estate or scheme of arrangement;
     (f) comply with any applicable notice requirements under the Third Party Reinsurance Agreements; and
     (g) perform other certain administrative functions relating to the Third Party Reinsurance Agreements with respect to the Business Covered as agreed to the Parties from time to time.
          In determining the amount of the Third Party Reinsurance Recoverables, there shall first be deducted from any amount recovered the out-of-pocket expenses incurred in effectuating the recovery (including, without limitation, all court, arbitration, mediation or other

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dispute resolution costs, attorneys’ fees and expenses, but excluding overhead, salaries and expenses of officers and employees of Reinsureds and similar internal costs), except to the extent otherwise paid or reimbursed by Reinsurers hereunder.
     6.2 Collateral.
          With prior notice to the applicable Reinsureds, Administrator shall have the authority to secure any letter of credit or other funds held as appropriate under third party contracts and draw upon any letter of credit, trust, funds withheld, offset or take any action in the name of Reinsureds in relation to any collateral security maintained in the name, or on behalf, of such Reinsureds under the Third Party Reinsurance Agreements.
     6.3 Commutations.
          Notwithstanding any other provision of this Administrative Services Agreement to the contrary, no Party shall have authority to commute any Third Party Reinsurance Agreements which relates to the Business Covered without the written consent of the other Party.
     6.4 Collection of Third Party Reinsurance Recoverables.
          Administrator shall have the authority to decide not to collect Third Party Reinsurance Recoverables solely related to the Business Covered that Administrator deems uncollectible; provided, however, that Administrator shall not decide to forego the collection of any Third Party Reinsurance Recoverable that involves a Mixed Account claim that it is administering without the prior written consent of Reinsureds. Reinsureds shall not decide to forgo the collection of any Third Party Reinsurance Recoverable that involves a Mixed Account claim that it is administering without the prior written consent of the Administrator.
     6.5 Third Party Reinsurance Allocation Agreement.
          The Parties acknowledge that amounts recoverable under the Third Party Reinsurance Agreements will be allocable to Administrator for the Business Covered and to the Reinsureds for all other claims in accordance with the terms of the Third Party Reinsurance Allocation Agreement.
ARTICLE VII
REGULATORY COMPLIANCE AND REPORTING
     7.1 Regulatory Filings and Examinations.
     (a) Commencing on the Effective Date, Administrator shall take all necessary action within its control so that Reinsureds, solely with respect to the Business Covered, satisfy all current and future informational reporting and any other requirements imposed by any Governmental Authority. Without limiting the foregoing, Administrator shall timely prepare such reports and summaries, including statistical summaries, as are necessary to satisfy any requirements imposed by a Governmental Authority upon Reinsureds with respect to the Business Covered. In addition, Administrator, upon

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Reinsureds’ reasonable request, shall promptly provide to such Reinsureds copies of all existing records relating to the Reinsured Contracts and Third Party Reinsurance Agreements (including, with respect to records maintained in machine readable form, hard copies) that are necessary to satisfy such requirements.
     (b) Administrator shall reasonably assist Reinsureds and cooperate with Reinsureds in doing all things necessary, proper or advisable in connection with any and all market conduct or other examinations by Governmental Authorities relating to the Business Covered.
     (c) Any reports or other materials required to be prepared by Administrator under this Section 7.1 shall be prepared on a timely basis in order for Reinsureds to comply with any filing deadlines required by contract or by Reinsureds’ internal procedures and policies, in each case to the extent previously provided to Administrator with sufficient advance notice thereof and reasonably consistent with Administrator’s own internal systems and procedures, or by Applicable Law. All such reports shall include such information as may reasonably be required by Reinsureds, as applicable, and shall be provided in a form, electronic or otherwise, as is reasonably requested by Reinsureds, as applicable.
ARTICLE VIII
OTHER REPORTING OBLIGATIONS
     8.1 Financial Reporting Obligations.
          Administrator shall assume the reporting and accounting obligations set forth in this Section 8.1.
     (a) On an annual basis, Administrator shall prepare, or have prepared, an actuarial analysis of the Reserves related to the Business Covered on a gross, ceded and net basis prior to the application of the LPT Reinsurance Agreement (“Administrator’s Actuarial Report”). The Administrator’s Actuarial Report shall include both (i) an analysis of gross, ceded and net Reserves prior to the application of the LPT Reinsurance Agreement, prepared by a qualified actuary with a Fellow of the Casualty Actuarial Society designation in accordance with all applicable actuarial standards, and (ii) the Administrator’s documentation and rationale supporting how the actuary’s analysis was used in making decisions pertaining to estimates of Ultimate Net Losses for Business Covered. Administrator shall provide to Reinsureds a copy of the Administrator’s Actuarial Report no later than November 1st of each year.
     (b) On an annual basis, Administrator shall provide to Reinsureds a current estimate of the ultimate exposure for Loss and expenses (which estimate shall include paid loss, paid Allocated Loss Adjustment Expenses, paid Declaratory Judgment Expense, loss reserves, Allocated Loss Adjustment Expenses reserves and Declaratory Judgment Expense reserves) related to the Business Covered, by account, on a gross, ceded and net basis prior to the application of the LPT Reinsurance Agreement.

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     (c) Administrator shall allow Reinsureds and their Representatives access to Administrator’s actuarial and claims personnel, documentation, systems and records to the extent required by Reinsureds in order to complete their review of the Administrator’s Actuarial Report and complete the Reinsureds’ actuarial report (the “Reinsureds’ Actuarial Report”) and statutory actuarial opinion.
     (d) Subject to an early processing systems cut-off date that is mutually agreed upon by the Parties, within two (2) Business Days after the end of each quarter, Administrator shall deliver to Reinsureds a quarterly data file (each a “Quarterly Data File”), substantially in the form set forth in Schedule D hereto, as required for financial reporting and other purposes, including requisite coding necessary for all statutory reporting obligations; it being understood that the initial Quarterly Data File shall be for the period from the Effective Date to the last day of the quarter in which this Administrative Services Agreement is executed.
     (e) In addition to the reports described in paragraphs (a) through (d) of this Section 8.1, the Parties agree that Administrator shall provide Reinsureds information related to the Business Covered under the Reinsured Contracts and/or Third Party Reinsurance Agreements and copies of any other reports that are produced by Administrator.
     (f) Solely for the purposes of determining (i) the Required Amount in a Reinsurance Credit Event, (ii) the Security Amount in a Collateral Triggering Event or (iii) if the Administrator may exercise its withdrawal rights pursuant to Section 6.2(c) of the Collateral Trust Agreement, Administrator may request, from time to time during the term of this Administrative Services Agreement, a copy of the Reinsureds’ Actuarial Report for the purpose of reviewing the Reinsureds’ calculation of Reserves. Upon receipt of such request, Reinsureds shall provide a copy of the most recent available Reinsureds’ Actuarial Report as promptly as possible to Administrator. If Administrator objects to the Reinsured’s calculation of Reserves for the purposes set forth in this Section 8.1(f)(i)-(iii), above, the Parties shall retain either Milliman Inc. or Towers Watson or, if both firms refuse to act in such capacity, such other nationally recognized independent actuarial firm as may be agreed by the Parties, to conduct a review of the calculation of the Reserves set forth in such Reinsureds’ Actuarial report, and to prepare a report setting forth its findings and conclusions on such matter. The fees, costs and expenses of retaining such an actuarial firm shall be allocated by the actuarial firm between the Parties in accordance with the actuarial firm’s judgment as to the relative merits of the Parties’ proposals in respect of the disputed items.
     8.2 Change in Status.
     (a) Administrator shall (a) notify Reinsureds in writing promptly following (i) the public announcement of entry into any agreement that would result in a majority of the capital stock of Administrator no longer being owned or controlled, directly or indirectly, by Berkshire (or its successor) or (ii) the adoption of any plan to liquidate, merge or dissolve Administrator and (b) obtain the prior written consent of Reinsureds prior to the sale or transfer of assets of Administrator or any of its Affiliates that would

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render Administrator unable to perform its obligations under this Administrative Services Agreement. Twenty (20) calendar days prior to the closing of any transaction contemplated by sub-clause (a) in the preceding sentence, the successor or survivor of the transaction shall reaffirm in writing its obligations under this Administrative Services Agreement in writing to Reinsureds.
     (b) Administrator shall notify Reinsureds in writing prior to any material change to its claims handling personnel or operations.
     8.3 Administrator Controls.
          Administrator represents that during the term of this Administrative Services Agreement it will continue to maintain its accounting and oversight controls with respect to its operations consistent with the requirements under the Sarbanes-Oxley Act of 2002 (as that statute may be amended from time to time) and with past practice, to the extent consistent with Applicable Law and taking into consideration the wind-down of the Business Covered. Administrator shall provide Reinsureds with documentation supporting such compliance upon the request of Reinsureds.
ARTICLE IX
BOOKS AND RECORDS
     9.1 Transfer and Ownership of Books and Records.
          In accordance with Section 5.7 of the Master Transaction Agreement, prior to Closing, the Parties shall in good faith agree upon a protocol to (a) transfer to Administrator the Books and Records following the Closing and/or (b) provide Administrator with reasonable access to the Books and Records during normal business hours following the Closing. Notwithstanding the foregoing, Reinsureds shall retain legal ownership of such Books and Records and shall be entitled to retain one or more copies and/or originals of such Books and Records. With respect to any Books and Records which are archived, the Parties agree that Reinsureds shall not be required to transfer such archived Books and Records to Administrator at the Closing, but instead shall provide Administrator with reasonable access to such archived Books and Records. At any time following the Closing, Reinsureds shall transfer all or a portion of the archived Books and Records to Administrator upon Administrator’s reasonable request.
     9.2 Maintenance of Books and Records.
          Administrator shall maintain (including, backing up its computer files, and maintaining facilities and procedures for safekeeping and retaining documents) Books and Records (which term, for purposes of this Administrative Services Agreement if the context requires, shall include (i) any such material developed after the date hereof by a Party or its Affiliates and (ii) any archived Books and Records) of all transactions pertaining to the Business Covered in accordance with the record retention requirements in effect from time to time for Administrator’s business not covered by this Administrative Services Agreement.
     9.3 Access to Books Records.

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     (a) Administrator and Reinsureds shall each make the Books and Records (which term, for purposes of this Administrative Services Agreement if the context requires, shall include (i) any such material developed after the date hereof by a Party or its Affiliates and (ii) any archived Books and Records) in its possession or under its control reasonably available to Reinsureds or Administrator, as applicable, or their Representatives during normal office hours for such auditing or any other purposes related to the LPT Reinsurance Agreement or this Administrative Services Agreement as Reinsureds or Administrator, as applicable, may require. Reinsureds or Administrator, as applicable, shall, at their own expense, be entitled to make copies of the Books and Records for these purposes. Administrator will provide all needed information, including access to claim files and personnel, for the purpose of periodically updating actuarial studies of gross liabilities of the Business Covered. This obligation shall survive the expiration of this Administrative Services Agreement and shall continue for so long as Administrator may have any liability arising under this Administrative Services Agreement or the LPT Reinsurance Agreement.
     (b) Administrator shall make the Books and Records and its personnel reasonably available at any such location and manner as may be required by the terms of any Third Party Reinsurance Agreement.
     (c) The Books and Records shall at all reasonable times be open for inspection by Administrator (where such Books and Records are being kept by Reinsureds) and by Reinsureds (where such Books and Records are being kept by Administrator) and (in each case) their respective Representatives during normal business hours and on reasonable notice, for such auditing or other purposes as Administrator or Reinsureds may require. Administrator shall permit Reinsureds and their Representatives, and Reinsureds shall permit Administrator and its Representatives, to make copies of such Books and Records. This obligation shall survive the expiration of this Administrative Services Agreement and continue for so long as Administrator may have any liability arising under this Administrative Services Agreement or the LPT Reinsurance Agreement.
     (d) Upon Administrator’s reasonable request, Reinsureds shall transfer to Administrator any archived Books and Records that Administrator requests pertaining to the Business Covered.
     (e) Administrator shall not, and shall cause its Affiliates to not, dispose of, alter or destroy any Books and Records related to A&P Claims or other relevant materials other than in accordance with Administrator’s books and records retention policies as may be in effect from time to time, but in no event will Administrator dispose of, alter or destroy, or cause or permit any of its Affiliates to dispose of, alter or destroy, any such Books and Records or other relevant materials (i) prior to the seventh anniversary of the Closing and (ii) without providing Reinsureds with advance written notice and the opportunity to take possession of such Books and Records.
     (f) Notwithstanding any other provision of this Section 9.3, a Party shall not be obligated to provide such access to any Books and Records, employees or information

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if such Party determines, in its reasonable judgment, that doing so would violate Applicable Law or a contract, agreement or obligation of confidentiality owing to a third party; provided, however, that the Parties requesting access shall have the right to require such other Party to use its commercially reasonable efforts to take steps in order to provide such access without causing such violations.
ARTICLE X
INABILITY TO PERFORM SERVICES; ERRORS
     10.1 Capacity.
     (a) Administrator shall at all times maintain all necessary licenses, authorizations, permits and qualifications from Governmental Authorities under Applicable Laws that Administrator is required to maintain in order to perform the Administrative Services in the manner required by this Administrative Services Agreement.
     (b) Subject to Section 2.5 of this Administrative Services Agreement and to the terms of the Transition Services Agreement, Administrator shall at all times maintain sufficient facilities and trained personnel of the kind necessary to perform its obligations under this Administrative Services Agreement in accordance with the performance standards set forth herein.
     (c) Administrator may carry out its obligations under this Article X through Resolute Management Inc.
     10.2 Inability to Perform Services.
          In the event that Administrator shall be unable to perform normal and routine services as required by this Administrative Services Agreement for any reason for a period that can reasonably be expected to exceed thirty (30) calendar days, Administrator shall provide notice to Reinsureds of its inability to perform the services and shall cooperate with Reinsureds in obtaining an alternative means of providing such services. Administrator will be responsible for all costs incurred in restoring services except in cases where such inability to provide services results solely from Reinsureds failure to provide the Claims Administration System in accordance with the terms of the Transition Services Agreement, in which case Reinsureds shall be responsible for all costs reasonably incurred by Administrator in restoring services.
     10.3 Errors.
          Administrator shall, at its own expense, use commercially reasonable efforts to correct any errors in Administrative Services caused by it as soon as practicable after discovering such error or receiving notice thereof from Reinsureds or other Person.

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ARTICLE XI
LEGAL ACTIONS
     11.1 Regulatory Proceedings.
     (a) If Reinsureds or Administrator receives notice of, or otherwise becomes aware of, any regulatory investigation, examination or proceeding or other significant inquiry relating to the Reinsured Contracts and Third Party Reinsurance Agreements, Reinsureds (to the extent pertaining to the Business Covered) or Administrator, as applicable, shall promptly notify the other Party. Unless Reinsureds choose to delegate responsibility to Administrator with respect to a specific matter, Reinsureds shall respond to and resolve all regulatory matters and regulatory investigations, examinations, inquiries and proceedings relating to the Business Covered with the full assistance and cooperation of Administrator.
     (b) Notwithstanding anything to the contrary contained in this Administrative Services Agreement, neither Reinsureds nor Administrator shall have the authority to institute, prosecute or maintain any regulatory proceedings on behalf of the other Party without the prior written consent of such other Party.
     11.2 Notification Requirements.
     (a) If Reinsureds or Administrator receives notice of any litigation, arbitration, declaratory judgment or other legal proceeding against a Party to this Administrative Services Agreement that has been instituted either under, arising out of, or relating to any Reinsured Contract or Third Party Reinsurance Agreement in respect to the Business Covered, Reinsureds or Administrator, as applicable, shall promptly notify the other Party.
     (b) Administrator shall promptly notify Reinsureds in writing of any potential loss from an A&P Claim, set of interrelated A&P Claims, or a single account, which is reasonably likely to involve a loss, on a gross of third party ceded reinsurance basis, in the amount of $10,000,000 or greater. Administrator shall provide Reinsureds with quarterly progress reports regarding such A&P Claims or accounts.
     (c) At least ten (10) calendar days prior to making any third-party reinsurance cession of over $10,000,000, Administrator shall provide a draft copy of the billing to Reinsureds.
     (d) Administrator shall promptly notify Reinsureds in writing whenever a Berkshire Controlled Entity is an opposing party in any litigation, arbitration, declaratory judgment or other legal proceeding against Reinsureds that has been instituted either under, arising out of, or relating to any Reinsured Contract or Third Party Reinsurance Agreement in respect to the Business Covered.
     (e) Administrator shall promptly notify Reinsureds in writing of any events that constitute a Reinsurance Credit Event.

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     11.3 Right to Associate.
          Administrator shall prosecute or defend, at its own expense pursuant to the terms of this Administrative Services Agreement and the LPT Reinsurance Agreement and in the name of the applicable Reinsureds when necessary, any litigation, arbitration or other legal proceeding brought on any Reinsured Contract or Third Party Reinsurance Agreement with respect to the Business Covered. Administrator, when so requested, shall afford Reinsureds an opportunity to be associated with Administrator, at the expense of Reinsureds, in the defense of any claim, suit or proceeding involving the Business Covered and the Parties shall cooperate in every respect in the prosecution or defense of such claim, suit or proceeding. Any recovery for the benefit of Reinsureds shall be first used to reimburse Administrator for its expenses in connection with the proceedings and the remainder used as a recovery under the terms of the LPT Reinsurance Agreement.
ARTICLE XII
BANK ACCOUNTS
     12.1 Bank Accounts.
     (a) As soon as reasonably practicable after the Effective Date, Administrator shall open and maintain accounts into and out of which all payments due from Administrator under the LPT Reinsurance Agreement shall be paid and all recoverables due Administrator under the LPT Reinsurance Agreement shall be received (the “Administrative Accounts”).
     (b) Administrator may open and maintain such bank accounts in its own name as it may require in relation to the provision of the Administrative Services, and Reinsureds hereby authorize all payments to be made from and all recoveries paid to such accounts in connection with the provision of the Administrative Services.
     (c) Reinsureds and Administrator shall cooperate in procuring that, as soon as reasonably practicable, following the Effective Date, changes to the instruction and finance systems are made so as to enable payments and recoveries to be paid into and from the Administrative Accounts. All costs of changes will be paid by Administrator. To the extent that payments and recoveries are made after the Effective Date from accounts held by Reinsureds, Reinsureds and Administrator shall cooperate in setting up reimbursement procedures for payment of amounts due between the Administrator and Reinsureds.
ARTICLE XIII
COOPERATION
     13.1 Cooperation.
          The Parties shall cooperate in a commercially reasonable manner in order that the duties assumed by Administrator will be effectively, efficiently and promptly discharged, and

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will not take any actions which would frustrate the intent of the transactions contemplated by this Administrative Services Agreement, the Master Transition Agreement, the LPT Reinsurance Agreement or any other Ancillary Agreements. Each Party shall, at all reasonable times under the circumstances, make available to the other Party properly authorized personnel for the purpose of consultation and decision.
     13.2 Relationship Management.
          In the interest of effective effectuation of this Administrative Services Agreement, the Parties will seek in good faith to have primary communications regarding documents, records, and request for information under this Administrative Services Agreement be made through the following authorized Representatives:
For Administrator:
Brian G. Snover
Vice President and General Counsel
Berkshire Hathaway Reinsurance Division
100 First Stamford Place
Stamford, CT 06902
Fax: (203) 363-5221
For Reinsureds:
Michael P. Warnick
Senior Vice President and Deputy General Counsel
CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Fax: (312) 755-2479
          Any Party may change its Representative pursuant to this Section 13.2 on fifteen (15) calendar days’ advance notice in writing to the other Parties.
ARTICLE XIV
DURATION; TERMINATION
     14.1 Duration.
          This Administrative Services Agreement shall commence on the date of its execution and shall continue until it is terminated under Section 14.2.
     14.2 Termination.
     (a) Subject to the provisions regarding survivability set forth in Section 14.4 hereof, this Administrative Services Agreement shall terminate:

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          (i) at any time upon the mutual written consent of the Parties, which writing shall state the effective date of termination, and consistent with Section 14.3 hereof, shall set forth in reasonable detail the procedure for transferring the Administrative Services to Reinsureds or their designee;
          (ii) automatically upon termination of Administrator’s liability under the LPT Reinsurance Agreement. Under all circumstances Administrator’s liability under this Administrative Services Agreement shall cease at the close of the Business Day on which Administrator has paid an Ultimate Net Loss equal to the LPT Limit;
          (iii) at the option of Reinsureds, upon written notice to Administrator, if Administrator becomes subject to dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition, or similar proceedings in any jurisdiction, or if creditors of Administrator take over its management, or if Administrator otherwise enters into any arrangement with creditors, or makes an assignment for the benefit of creditors, or if any significant part of Administrator’s undertakings or property is impounded or confiscated by action of any Governmental Authority.
     (b) In the event that this Administrative Services Agreement is terminated pursuant to Section 14.2(a)(iii), Reinsureds shall promptly select a third-party administrator reasonably acceptable to Administrator to perform the Administrative Services.
     (c) Following any termination of this Administrative Services Agreement by Reinsureds pursuant to Section 14.2(a)(iii), Administrator shall reimburse Reinsureds for any reasonable out-of-pocket costs arising as a result of such termination, including, without limitation, (i) the cost of transitioning the Administrative Services to a substitute provider of Reinsureds, (ii) any fees paid to any such substitute provider and (iii) any reasonable costs incurred by Reinsureds with respect to the Administrative Services after termination of this Administrative Services Agreement subject to the LPT Reinsurance Agreement continuing to be unexhausted.
     14.3 Certain Actions Related to Termination.
     (a) In the event that (x) either of the Parties reasonably determines that the aggregate Ultimate Net Loss incurred by Administrator under the LPT Reinsurance Agreement on a paid basis is reduced to one billion dollars ($1,000,000,000) or (y) any notice of termination is given under either the LPT Reinsurance Agreement or this Administrative Services Agreement, then, upon the request of Reinsureds:
          (i) Reinsureds and Administrator shall negotiate in good faith a services agreement (the “Reverse Transition Services Agreement”) containing terms and conditions mutually acceptable to the Parties, whereby Administrator and its Affiliates will provide, at actual cost (exclusive of any overhead allocation), all transition or administrative services reasonably necessary or appropriate in order to transition the administration of the A&P Business to Reinsureds, which services will be provided for a

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period of not less than one (1) year following the termination or expiration of this Administrative Services Agreement.
          (ii) Administrator shall provide to Reinsureds a true and complete list of each employee of Administrator or its Affiliates who is primarily dedicated to the administration of the A&P Business, including each such employee’s classification, hire date, department function, office location, current annual salary and most recent annual bonus target. Administrator shall provide updates to such list from time to time upon the reasonable request of Reinsureds, and shall reasonably cooperate with and assist Reinsureds in connection with making offers of employment to any such employees for employment commencing on or after the termination or expiration of this Administrative Services Agreement.
          (iii) To ensure an effective transition and transfer of the administration of the A&P Business, Administrator shall, and shall cause its Affiliates and their respective Representatives to, fully cooperate and work with Reinsureds in transition planning and implementation. Reinsureds shall reimburse Administrator for any out of pocket expenses incurred by Administrator or its Affiliates in connection with any actions undertaken by Administrator at the request of Reinsureds in transitioning the administration of the A&P Business to Reinsureds.
     (b) Unless otherwise agreed to by the Parties, upon the termination or expiration of this Administrative Services Agreement, Administrator shall, and shall cause each of its Affiliates, to, promptly transfer to Reinsureds, or their designee, originals or copies of all Books and Records in the possession or control of such Persons.
     (c) Unless otherwise agreed to in writing by the Parties, from and after the termination or expiration of this Administrative Services Agreement, Administrator shall, and shall cause its Affiliates and their respective Representatives to, fully cooperate with Reinsureds in connection with transitioning the administration of the A&P Business to Reinsureds or their designee, including in connection with any regulatory or tax audits or proceedings relating to any period during which Administrator was providing services pursuant to this Administrative Services Agreement.
     (d) If requested by Reinsureds pursuant to Section 14.3(b), upon the termination or expiration of this Administrative Services Agreement, Administrator and Reinsureds shall execute and deliver the Reverse Transition Services Agreement.
     14.4 Survival.
          The provisions of Section 9.3, paragraphs (b) and (c) of Section 14.2, Section 14.3, Section 14.4, Article XV, Article XVII, and Sections 19.1, 19.7, 19.10 and 19.12 shall survive the termination of this Administrative Services Agreement.

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ARTICLE XV
CONFIDENTIALITY; PRIVACY REQUIREMENTS
     15.1 Definitions.
          The following terms, when used in this Administrative Services Agreement, shall have the meanings set forth in this Section:
     (a) As used herein, “Confidential Information” means any information of Administrator or Reinsureds that is not generally known to the public and at the time of disclosure is identified, or would reasonably be understood by the receiving Party to be proprietary or confidential, whether or not so marked and whether disclosed in oral, written, visual, electronic or other form, and to which the receiving Party (or its contractors or agents) has access to in connection with this Administrative Services Agreement. For purposes of clarification, Confidential Information includes: (i) business plans, strategies, forecasts, projects and analyses; (ii) financial information and fee structures; (iii) business processes, methods and models; (iv) employee and supplier information; (v) product and service specifications; (vi) manufacturing, purchasing, logistics, sales and marketing information; (vii) methods and training materials; and (viii) the terms and conditions of this Administrative Services Agreement, and in the case of Reinsureds, also includes (A) information about or owned by Reinsureds’ customers, insureds, or claimants; (B) information treated or defined as confidential under the Reinsureds’ standards; (C) Reinsureds’ data and Personal Information; and (D) the CAS.
     (b) “Nonpublic Personal Information” is as defined in Title V of the Financial Modernization Act (the Gramm-Leach-Bliley Act) (15 U.S.C.6801 et seq.) and related Applicable Law. Nonpublic Personal Information is individually identifiable financial and medical or health-related information, including application, policy, or claim information; social security numbers, personal financial information, health information; medical records; and names or lists of individuals derived from nonpublic personally identifiable information becoming known by Administrator through the performance of its obligations under this Administrative Services Agreement.
     (c) “Personal Information” shall mean any information about an individual, in whatever form received or created, whether prepared by Administrator, Reinsureds or otherwise, that contains or otherwise reflects information that identifies or about which there is a reasonable basis to believe can be used to identify the individual. Personal Information includes Nonpublic Personal Information.
     15.2 Obligations.
          The receiving Party will use the same care and discretion to avoid disclosure, publication or dissemination of any Confidential Information received from the disclosing Party as the receiving Party uses with its own similar information that it does not wish to disclose, publish or disseminate (but in no event less than a reasonable degree of care). The receiving Party will: (a) use the disclosing Party’s Confidential Information only for the purpose for which

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it is disclosed in connection with the performance of its obligations under this Administrative Services Agreement or the full enjoyment of its rights hereunder; and (b) not disclose the disclosing Party’s Confidential Information except to: (i) its employees, agents and contractors, who have a need to know such Confidential Information in connection with the performance of its obligations under this Administrative Services Agreement or the full enjoyment of its rights hereunder who have executed agreements obligating them to keep the Confidential Information confidential, (ii) its legal, financial or other professional advisors as reasonably necessary to provide or benefit from the Administrative Services, (iii) an Affiliate of Reinsureds in connection with the use or receipt of Administrative Services by such Affiliate pursuant to this Administrative Services Agreement, or (iv) an Administrator Affiliate, Subcontractor and/or employees of approved Subcontractor, in each case, solely in connection with and as required by their performance of Administrative Services. The receiving Party shall ensure that any Affiliates, Subcontractors, advisors and any other third parties to whom Confidential Information is disclosed hereunder have signed an agreement with the same or similar confidentiality obligations as set forth herein. The receiving Party is liable for any unauthorized disclosure or misappropriation of Confidential Information by any of its personnel, agents, Subcontractors or advisors. The receiving Party will promptly report to the disclosing Party any breaches in confidentiality of which it is aware that may materially affect the disclosing Party and specify the corrective action taken. Administrator will not commingle the Confidential Information or Personal Information of Reinsureds with any other personal or confidential information.
     15.3 Exceptions to Confidential Treatment.
     (a) General. Except with respect to Personal Information of Reinsureds, this Administrative Services Agreement imposes no obligation upon either Party with respect to information that: (i) the receiving Party possessed prior to disclosure by the disclosing Party, without an obligation of confidentiality; (ii) is or becomes publicly available without breach of this Administrative Services Agreement by the receiving Party; (iii) is or was independently developed by the receiving Party without the use of any Confidential Information of the disclosing Party other than in connection with the Administrative Services; (iv) is or was disclosed by the disclosing Party without imposing any obligation of confidentiality on the receiving Party; or (v) is or was received by the receiving party from a third party that does not have an obligation of confidentiality to the disclosing party or its Affiliates.
     (b) Required Disclosure. If either party is requested or required to disclose Confidential Information of the other pursuant to any judicial or administrative process, then such receiving party shall, to the extent it may legally do so, promptly notify the other party in writing of such request or requirement. The party whose Confidential Information is requested or required to be disclosed shall either: (i) promptly seek protective relief from such disclosure obligation, or (ii) direct the receiving party to comply with such request or requirement. The receiving party shall cooperate with efforts of the disclosing party to maintain the confidentiality of such information or to resist compulsory disclosure thereof, to the extent it may legally do so, but any costs incurred by the receiving party shall be reimbursed by the disclosing party. If, after a reasonable opportunity to seek protective relief, such relief is not obtained by disclosing party, or if such party fails to obtain such relief, the receiving party may disclose such

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portion of such Confidential Information that the receiving party reasonably believes, on the basis of advice of such party’s counsel, such party is legally obligated to disclose. Either Party may disclose Confidential Information to a state insurance regulator or to a tax authority as required under Applicable Law or as required to support that Party’s position on any tax return.
     (c) Return or Destruction. At Reinsureds’ request and upon the termination of this Administrative Services Agreement, Administrator will return or certify or cause the return or certification of destruction by its Subcontractors of all of Reinsureds’ Confidential Information in Administrator’s possession or control. Reinsureds will have the same obligations with respect to Administrator’s Confidential Information as Administrator has with respect to Reinsureds’ Confidential Information under this section. The Parties shall be entitled to retain an archival copy of any Confidential Information (excluding Personal Information) to the extent required to enforce the terms of this Administrative Services Agreement or to comply with Applicable Law or to support its position on any tax return; provided, that such Confidential Information will be returned or destroyed in accordance with this provision upon the expiration of the period specified in the Applicable Law, the expiration of the applicable statute of limitations and the final resolution of any pending dispute.
     15.4 Privacy.
          To the extent of any conflict between the requirements of Section 15.2 and this Section 15.4, this Section 15.4 shall govern and control with respect to Personal Information.
     (a) Acknowledgement. Administrator acknowledges that it may have access to Personal Information in order to perform its duties under this Administrative Services Agreement and that Personal Information is protected under Applicable Law.
     (b) Use and Disclosure. Administrator agrees to use and disclose the Personal Information only: (i) as required for it to perform its duties and obligations under this Administrative Services Agreement; (ii) for any lawful purpose related to this Administrative Services Agreement; and (iii) as permitted by Applicable Law.
     (c) Privacy Protection Protocol. Administrator shall at all times maintain a privacy protection protocol, which is sufficient to assure compliance with nondisclosure, privacy, security and other provisions of this Administrative Services Agreement that relate to Personal Information and Confidential Information and with all Applicable Law to the extent of Administrator’s obligations under Section 2.4.
     (d) Security Precautions. Administrator shall take all reasonable security precautions to maintain the confidentiality and security of all Personal Information, take all steps necessary to protect against unauthorized access to Personal Information, and to protect against any anticipated threats or hazards to the security of such information. Among other things, Administrator shall: (i) limit access to Personal Information to those actually performing Administrative Services for Reinsureds; (ii) limit access of personnel performing Administrative Services for Reinsureds to that Personal Information actually

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required for the performance of Administrative Services for Reinsureds; (iii) take all reasonable and necessary steps to ensure that Personal Information is transmitted only in a secure manner including by encryption or equivalent means; and (iv) take all reasonable and necessary steps to ensure that Personal Information is minimally disclosed, combined, amended, deleted, or otherwise altered by Administrator personnel so as to maintain its integrity and accuracy.
     (e) Protected Health Information. If Administrator or Administrator personnel will have access to “protected health information” (as such term is defined by the HIPAA Privacy Rule), Administrator shall execute the Business Associate Agreement substantially in the form attached hereto as Exhibit A. Administrator and Administrator personnel shall comply with the terms of the Business Associate Agreement in performing the applicable Administrative Services. Administrator shall be responsible under this Administrative Services Agreement for any failure of Administrator or Administrator personnel to comply with the terms of the Business Associate Agreement or the Applicable Laws referenced in the Business Associate Agreement applicable to Administrator in the same manner and to the same extent it would be responsible for any failure to comply with its other obligations under this Administrative Services Agreement.
     (f) Privacy Breach. If Administrator breaches the provisions of this Section 15.4, Administrator agrees to immediately notify Reinsureds and cooperate with Reinsureds in mitigating any potential damages by, at Administrator’s expense:
          (i) immediately endeavoring to recover all Personal Information from the unauthorized recipient, if known, and instructing the unauthorized recipient to cease and desist from any use of the improperly disclosed Personal Information;
          (ii) at the request of Reinsureds, returning within ten (10) Business Days all Personal Information provided by Reinsureds to Administrator pursuant to this Section 15.4;
          (iii) at the request of Reinsureds, deleting from Administrator electronic systems and physical records within ten (10) Business Days all Personal Information provided by Reinsureds and providing certification that such deletion has occurred;
          (iv) assisting and cooperating with any demand forwarded by Reinsureds to Administrator as a result of a court order imposed on Reinsureds or from a Governmental Authority having jurisdiction over Reinsureds; and
          (v) assisting with taking any other remedial steps reasonably required by Reinsureds.
     (g) No Limitation. The inclusion of this Section 15.4 relating primarily to Personal Information shall not, in any way, limit the obligations of Administrator under other sections of this Administrative Services Agreement that relate to the protection of Confidential Information generally.

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     15.5 Regulatory and Legal Communication.
     To the extent Administrator may legally do so:
     (a) Government Requests. Administrator agrees that, should any Governmental Authority request Administrator to submit any information or provide any communication related to the Administrative Services provided pursuant to this Administrative Services Agreement, Administrator will notify Reinsureds immediately upon receipt of such request. In no case shall said notice be received by Reinsureds later than five (5) calendar days after receipt by Administrator. Administrator must contact Reinsureds prior to any response Administrator would make to any Governmental Authority that involves Reinsureds, Reinsureds’ clients, or any Reinsureds relationship with such Governmental Authority. This provision does not apply to reviews by tax authorities or to state insurance departments in connection with financial examinations.
     (b) Notice. Without limiting anything in subsection (a) above, Administrator shall provide Reinsureds with prompt notice of any Governmental Authority review, audit or inspection of Administrator’s facilities, processes, or products under the FCPA or any anti-bribery Applicable Law that relates to the Administrative Services furnished to Reinsureds under this Administrative Services Agreement. Even if Reinsureds are not otherwise identified as involved in the review, audit, or inspection, Administrator shall provide Reinsureds with the summary results of any such review, audit or inspection. If not legally prohibited, Administrator shall provide Reinsureds a reasonable opportunity to provide assistance to Administrator in responding to any such review, audit or inspection.
     (c) Security Incident. In the event of an incident that does, or is reasonably likely to, result in an unauthorized disclosure of, or access to, Personal Information (a “Security Incident”), Administrator shall immediately notify Reinsureds of the Security Incident, and Administrator shall promptly (and in any event as soon as reasonably practical) (i) perform a root cause analysis and prepare a corrective action plan, (ii) provide Reinsureds with written reports and detailed information regarding any such Security Incident, including how and when such Security Incident occurred and what actions Administrator is taking to remedy such Security Incident, (iii) cooperate in the investigation of the Security Incident at Reinsureds’ request, (iv) reimburse Reinsureds for their costs of notifying any individuals and/or authorities of the Security Incident if Reinsureds, in their good faith judgment, consider notification necessary, (v) remediate such Security Incident or potential Security Incident and take commercially reasonable actions to prevent its recurrence; provided, however, to the extent such Security Incident or potential Security Incident is not caused by Administrator’s or its Subcontractors’ failure to comply with this Administrative Services Agreement, Reinsureds shall reimburse Administrator for Administrator’s reasonable expenses incurred in such remediation, and (vi) promptly restore any lost Reinsureds data to the last available back-up.
     (d) Material Breach. A breach of this Article XV may be a material breach of this Administrative Services Agreement. Each Party acknowledges that monetary

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damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information or Personal Information and that each Party shall be entitled, in addition to any other rights or remedies available at law or in equity, to seek such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.
ARTICLE XVI
FORCE MAJEURE
     16.1 Force Majeure Event.
          Except for any failure of either Party to comply with the provisions of the Disaster Recovery Plans, neither Party shall have any liability or responsibility, and shall be excused from performance for, any interruption, delay, impairment or other failure to fulfill any obligation under this Administrative Services Agreement to the extent and so long as the fulfillment of such obligation is interrupted, delayed, impaired, prevented or frustrated as a result of or by natural disaster, hurricane, earthquake, floods, fire, catastrophic weather conditions, diseases or other elements of nature or acts of God, acts of war (declared or undeclared), insurrection, riot, civil disturbance or disorders, rebellion, sabotage, government regulations or directives, embargoes, terrorist acts, or explosions, strikes, failure of or damage to public utility (“Force Majeure Event”); provided that such Party uses best efforts promptly to overcome or mitigate the cause of such delay or failure to perform, including the implementation of the Disaster Recovery Plans. Any Party so delayed in its performance shall immediately notify the other thereof by telephone and confirm promptly thereafter in writing, describing in reasonable detail the circumstances causing such delay, and shall resume the performance of its obligations as promptly as reasonably practicable after the Force Majeure Event has ceased to exist.
ARTICLE XVII
INDEMNIFICATION
     17.1 Indemnification Obligation of Administrator.
          Administrator agrees to indemnify and hold harmless Reinsureds and each of their directors, officers, employees, agents or Affiliates (and the directors, officers, employees and agents of such Affiliates) from any and all losses, liabilities, costs, claims, demands, compensatory, extra contractual and/or punitive damages, fines, penalties and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Reinsureds Losses”) resulting in damages not included within the definition of Ultimate Net Loss arising out of or caused by: (i) any actual or alleged fraud, theft or embezzlement by officers, employees or agents of Administrator or its Subcontractors during the term of this Administrative Services Agreement; (ii) the failure, either intentional or unintentional, of Administrator or its Subcontractors to properly perform the services or take the actions required by this Administrative Services Agreement, including, without limitation, the failure to properly process, evaluate and pay disbursement requests in accordance with the terms of this Administrative Services Agreement; (iii) any other act of negligence or willful misconduct committed by officers, agents or employees of Administrator or its Subcontractors during the term of this

30

Administrative Services Agreement; or (iv) any failure of Administrator or its Subcontractors to comply with Applicable Laws during the term of this Administrative Services Agreement. Nothing herein shall be construed to require Administrator to indemnify Reinsureds with respect to any act or omission where the decision to take or omit such action was with the agreement of Reinsureds.
     17.2 Indemnification Obligation of Reinsureds.
          Reinsureds agree to indemnify and hold harmless Administrator and any of its directors, officers, employees, agents or Affiliates (and the directors, officers, employees and agents of such Affiliates) from any and all losses, liabilities, costs, claims, demands, compensatory, extra contractual and/or punitive damages, fines, penalties and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Administrator Losses”) arising out of or caused by: (i) fraud, theft or embezzlement by officers, employees or agents of Reinsureds during the term of this Administrative Services Agreement; (ii) any other act of negligence or willful misconduct committed by officers, agents or employees of Reinsureds during the term of this Administrative Services Agreement; or (iii) any failure of Reinsureds to comply with Applicable Laws during the term of this Administrative Services Agreement other than any failure on the part of Reinsureds or Administrator caused by the action or inaction of Administrator, including when acting in the name or on behalf of Reinsureds, whether or not in compliance with the terms of this Administrative Services Agreement. Nothing herein shall be construed to require Reinsureds to indemnify Administrator with respect to any act or omission where the decision to take or omit such action was with the agreement of Administrator.
     17.3 Notice of Indemnification Request.
          In the event that either Party asserts a claim for indemnification hereunder, such Party seeking indemnification (the “Indemnified Party”) shall give written notice to the other Party (the “Indemnifying Party”) specifying the facts constituting the basis for, and the amount (if known) of, the claim asserted within one year of the date the claim is asserted against or should be known by the Indemnified Party.
     17.4 Notice of an Asserted Liability.
          If an Indemnified Party asserts, or may in the future seek to assert, a claim for indemnification hereunder because of a claim or demand made, or an action, proceeding or investigation instituted, by any person not a party to this Administrative Services Agreement (a “Third Party Claimant”) that may result in an Administrator Loss with respect to which Administrator is entitled to indemnification pursuant to Section 17.2 hereof or Reinsureds Loss with respect to which Reinsureds are entitled to indemnification pursuant to Section 17.1 hereof (an “Asserted Liability”), the Indemnified Party shall so notify the Indemnifying Party as promptly as practicable, but in no event later than ten (10) Business Days after such Asserted Liability is actually known to the Indemnified Party. Failure to deliver notice with respect to an Asserted Liability in a timely manner shall not be deemed a waiver of the Indemnified Party’s right to indemnification for Losses in connection with such Asserted Liability but the amount of reimbursement to which the Indemnified Party is entitled shall be reduced by the amount, if any,

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by which the Indemnified Party’s Losses would have been less had such notice been timely delivered.
     17.5 Procedures.
     (a) The Indemnifying Party shall have the right, upon written notice to the Indemnified Party, to investigate, contest, defend or settle the Asserted Liability; provided that the Indemnified Party may, at its option and at its own expense, participate in the investigation, contesting, defense or settlement of any such Asserted Liability through representatives and counsel of its own choosing. The failure of the Indemnifying Party to respond in writing to proper notice of an Asserted Liability within ten (10) calendar days after receipt thereof shall be deemed an election not to defend the same. Unless and until the Indemnifying Party elects to defend the Asserted Liability, the Indemnified Party shall have the right, at its option and at the Indemnifying Party’s expense, to do so in such manner as it deems appropriate, including, but not limited to, settling such Asserted Liability (after giving notice of the settlement to the Indemnifying Party) on such terms as the Indemnified Party deems appropriate.
     (b) Except as provided in the immediately preceding sentence, the Indemnified Party shall not settle or compromise any Asserted Liability for which it seeks indemnification hereunder without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld) during the ten (10) calendar day period specified above.
     (c) The Indemnifying Party shall be entitled to participate in (but not to control) the defense of any Asserted Liability which it has elected, or is deemed to have elected, not to defend, with its own counsel and at its own expense.
     (d) Except as provided in the first sentence of paragraph (a) of this Section 17.5, the Indemnifying Party shall bear all reasonable costs of defending any Asserted Liability and shall indemnify and hold the Indemnified Party harmless against and from all costs, fees and expenses incurred in connection with defending such Asserted Liability.
     (e) Administrator and Reinsureds shall make mutually available to each other all relevant information in their possession relating to any Asserted Liability (except to the extent that such action would result in a loss of attorney-client privilege) and shall cooperate with each other in the defense thereof.
     17.6 Survival.
          The provisions of this Article XVII shall survive the termination of this Administrative Services Agreement for a period of one year.
ARTICLE XVIII
DISPUTE RESOLUTION; ARBITRATION
     18.1 Dispute Resolution; Arbitration.

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          If Reinsureds and Administrator are unable to resolve any dispute arising from this Administrative Services Agreement, the matter will be handled in accordance with the dispute resolution and arbitration procedures set forth in Article X and Article XI of the Master Transaction Agreement.
ARTICLE XIX
MISCELLANEOUS
     19.1 Notices.
          Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:
          To CNA Parties:
CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Jonathan D. Kantor
Executive Vice President,
General Counsel and Secretary
Fax: (312) 817-0511
          With a copy to:
CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Michael P. Warnick
Senior Vice President and Deputy General Counsel
Fax: (312) 755-2479
          To Administrator:
National Indemnity Company
100 First Stamford Place
Stamford, CT 06902
Attention: General Counsel
Fax: (203) 363-5221

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          With a copy to:
National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: (402) 916-3030
          Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Parties.
     19.2 Entire Agreement.
          This Administrative Services Agreement (including the exhibits and schedules hereto), the Master Transaction Agreement and the other Ancillary Agreements and any other documents delivered pursuant hereto and thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.
     19.3 Waiver and Amendment.
          This Administrative Services Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties, or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. No waiver of any breach of this Administrative Services Agreement shall be held to constitute a waiver of any other or subsequent breach.
     19.4 Successors and Assigns.
     The rights and obligations of the Parties under this Administrative Services Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio. The terms of this Administrative Services Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.
     19.5 Headings.
          The headings of this Administrative Services Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
     19.6 Construction; Interpretation.

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          Reinsureds and Administrator have participated jointly in the negotiation and drafting of this Administrative Services Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Administrative Services Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Administrative Services Agreement. When a reference is made to an Article, Section, Schedule or Exhibit such reference shall be to an Article, Section, Schedule or Exhibit of or to this Administrative Services Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Administrative Services Agreement, they shall be deemed to be followed by the words “without limitation.” The word “Agreement,” means this Administrative Services Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Administrative Services Agreement in its entirety and not to any particular Article, Section or provision of this Administrative Services Agreement. The references to “$” shall be to United States dollars. Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder. References to a Person are also to its successors and permitted assigns.
     19.7 Governing Law and Jurisdiction.
          This Administrative Services Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction. SUBJECT TO ARTICLE XVIII, ANY SUIT, ACTION OR PROCEEDING TO COMPEL ARBITRATION OR FOR TEMPORARY INJUNCTIVE RELIEF IN AID OF ARBITRATION OR TO PRESERVE THE STATUS QUO PENDING THE APPOINTMENT OF THE ARBITRATOR(S) SHALL BE BROUGHT BY THE PARTIES SOLELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, PROVIDED THAT IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION THEN SAID ACTIONS MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK FOR NEW YORK COUNTY; AND EACH REINSUREDS AND ADMINISTRATOR EACH HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE AND ANY APPELLATE COURTS THEREOF, EXCEPT THAT ANY FINAL ARBITRAL AWARD RENDERED IN ACCORDANCE WITH ARTICLE XVIII MAY BE ENTERED AND ENFORCED IN ANY COURT HAVING JURISDICTION OVER ANY PARTY OR ANY OF ITS ASSETS.
     19.8 No Third Party Beneficiaries.
          Except as otherwise expressly set forth in any provision of this Administrative Services Agreement, nothing in this Administrative Services Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Administrative Services Agreement or any provision contained herein.
     19.9 Counterparts.

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          This Administrative Services Agreement may be executed by the Parties in separate counterparts; each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.
     19.10 Severability.
          Any term or provision of this Administrative Services Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Administrative Services Agreement or affecting the validity or enforceability of any of the terms or provisions of this Administrative Services Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this Administrative Services Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this Administrative Services Agreement, such term or provision shall be reformed and the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.
     19.11 Specific Performance.
          Each of the Parties acknowledges and agrees that the other Party would be irreparably damaged in the event that any of the provisions of this Administrative Services Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Administrative Services Agreement by the other Party and to enforce specifically this Administrative Services Agreement and the terms and provisions hereof in any action instituted in accordance with Section 19.7, in addition to any other remedy to which such Party may be entitled, at law or in equity. In the event that any action is brought in equity to enforce the provisions of this Administrative Services Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law. The Parties further agree that (i) by seeking the remedies provided for in this Section 19.11, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Administrative Services Agreement, including monetary damages in the event that this Administrative Services Agreement has been terminated or in the event that the remedies provided for in this Section 19.11 are not available or otherwise are not granted and (ii) nothing contained in this Section 19.11 shall require any Party to institute any action (or limit any Party’s right to institute any action for) specific performance under this Section 19.11 before exercising any termination right under Article XIV nor shall the commencement of any action pursuant to this Section 19.11 or anything contained in this Section 19.11

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restrict or limit any Party’s right to terminate this Administrative Services Agreement in accordance with the terms of Article XIV or pursue any other remedies under this Administrative Services Agreement that may be available then or thereafter.
     19.12 Waiver of Jury Trial.
          EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS ADMINISTRATIVE SERVICES AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ADMINISTRATIVE SERVICES AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS ADMINISTRATIVE SERVICES AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS ADMINISTRATIVE SERVICES AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.12.
     19.13 Incontestability.
          In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this Administrative Services Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.
     19.14 Set-Off.
          Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either of the Reinsureds or Administrator with respect to this Administrative Services Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the net balance shall be allowed or paid.
     19.15 Currency.
          All financial data required to be provided pursuant to the terms of this Administrative Services Agreement shall be expressed in United States dollars. All payments and all settlements of account between the Parties shall be in United States currency unless otherwise agreed by the Parties.
(The remainder of this page has been intentionally left blank.)

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          IN WITNESS WHEREOF, this Administrative Services Agreement has been duly executed by a duly authorized officer of each Party hereto as of the date first above written.

CONTINENTAL CASUALTY COMPANY
By:
Name:
Title:

THE CONTINENTAL INSURANCE COMPANY
By:
Name:
Title:

CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
By:
Name:
Title:

CNA INSURANCE COMPANY LIMITED
By:
Name:
Title:

NATIONAL INDEMNITY COMPANY
By:
Name:
Title:

[Form of Business Associate Agreement]	EXHIBIT A
BUSINESS ASSOCIATE AGREEMENT
          This Business Associate Agreement (the “Business Associate Agreement”), dated as of ___, 2010 (the “Effective Date”), is made and entered into by and among Continental Casualty Company, an Illinois property and casualty insurance company (“CCC”), The Continental Insurance Company, a Pennsylvania property and casualty insurance company (“CIC”), Continental Reinsurance Corporation International, Ltd., a Bermuda long-term insurance company (“CRCI”), and CNA Insurance Company Limited, a United Kingdom property and casualty insurance company (“CICL” and together with CCC, CIC and CRCI, “Reinsureds”), and National Indemnity Company, a Nebraska property and casualty company (“Administrator”).
          WHEREAS, pursuant to a Master Transaction Agreement (the “Master Transaction Agreement”), dated as of July ___, 2010, among Reinsureds and Administrator, Reinsureds and Administrator have agreed to enter into a loss portfolio reinsurance transaction, pursuant to which Reinsureds will cede all liabilities related to asbestos and pollution claims under the Business Covered to Administrator, and pursuant to which Administrator will indemnify Reinsureds for such liabilities up to an aggregate limit of four billion dollars ($4,000,000,000), net of any Third Party Reinsurance Recoverables and Other Recoveries;
          WHEREAS, pursuant to a Loss Portfolio Transfer Reinsurance Agreement among Reinsureds and Administrator dated as of ___, 2010, and referenced in the Master Transaction Agreement as the “LPT Reinsurance Agreement,” Administrator shall indemnify Reinsureds for 100% of the Ultimate Net Loss, subject to the LPT Limit;
          WHEREAS, pursuant to an Administrative Services Agreement (the “Administrative Services Agreement,” dated as of ___, 2010, Administrator shall perform certain administrative functions on behalf of Reinsureds with respect to the Reinsured Contracts and Third Party Reinsurance Agreements as they relate to the Business Covered; and
          WHEREAS, Reinsureds and Administrator are entering into this Business Associate Agreement to comply with the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) Privacy Rule and Security Standards as those terms are defined in this Business Associate Agreement.
          NOW, THEREFORE, for and in consideration of these premises and the promises and the mutual agreements hereinafter set forth and set forth in the Master Transaction Agreement, the LPT Reinsurance Agreement and the Administrative Services Agreement, Reinsureds and Administrator (individually, a “Party” and collectively, the “Parties”) agree as follows:

I. DEFINITIONS
          All capitalized terms not otherwise defined in this Business Associate Agreement shall have the meaning given them under the Master Transaction Agreement, LPT Reinsurance Agreement, or Administrative Services Agreement, as applicable. The following terms used in this Business Associate Agreement shall have the same meaning as those terms in the HIPAA Privacy Rule and Security Standards, currently defined, in relevant part:
“Protected Health Information” shall mean Individually Identifiable Health Information transmitted or maintained in any form or medium that Administrator creates or receives from or on behalf of Reinsureds in the course of fulfilling its obligations under this Business Associate Agreement. “Protected Health Information” shall not include (i) education records covered by the Family Educational Rights and Privacy Act, as amended, 20 U.S.C. §1232g, (ii) records described in 20 U.S.C. §1232g(a)(4)(B)(iv), and (iii) employment records held by Reinsureds in their role as employers.
“Designated Record Set” shall mean a group of records maintained by or for Reinsureds that is (i) the medical records and billing records about individuals maintained by or for Reinsureds, (ii) the enrollment, payment, claims adjudication, and case or medical management record systems maintained by or for a health plan; or (iii) used, in whole or in part, by or for Reinsureds to make decisions about individuals. As used herein, the term “Record” means any item, collection, or grouping of information that includes Protected Health Information and is maintained, collected, used, or disseminated by or for Reinsureds.
“Electronic Media” shall mean (i) electronic storage media including memory devices in computers (hard drives) and any removable/transportable digital memory medium, such as magnetic tape or disk, optical disk, or digital memory card; or (ii) transmission media used to exchange information already in electronic storage media. Transmission media include, for example, the internet (wide-open), extranet (using internet technology to link a business with information accessible only to collaborating parties), leased lines, dial-up lines, private networks, and the physical movement of removable/transportable electronic storage media. Certain transmissions, including paper, via facsimile, and of voice, via telephone, are not considered to be transmissions via electronic media, because the information being exchanged did not exist in electronic form before transmission.
“Electronic Protected Health Information” shall mean Protected Health Information that is transmitted by or maintained in Electronic Media.
“Individually Identifiable Health Information” shall mean information that is a subset of health information, including demographic information collected from an individual, and
(i)	is created or received by a health care provider, health plan, employer, or health care clearinghouse; and

(ii)	relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present or future payment for the provision of health care to an individual; and (a) identifies the individual, or (b) with respect to which there is a reasonable basis to believe the information can be used to identify the individual; and

(iii)	relates to identifiable non-health information including but not limited to an individual’s address, phone number and/or Social Security number.
“Privacy Rule” shall mean the Standards for Privacy of Individually Identifiable Health Information at 45 CFR Part 160 and Part 164, Subparts A and E.
“Secretary” shall mean the Secretary of the Department of Health and Human Services.
“Security Incident” means the attempted or successful unauthorized access, use, disclosure, modification, or destruction of information or interference with system operations in an information system.
“Security Standards” shall mean the HIPAA Security Standards, 45 C.F.R. Parts 160 and 164
II. OBLIGATIONS OF ADMINISTRATOR
Section 1. Use and Disclosure of Protected Health Information.
Administrator may use and disclose Protected Health Information only to carry out the obligations of Administrator set forth in this Business Associate Agreement, the Administrative Services Agreement or as required by law, subject to the provisions set forth in this Business Associate Agreement. Administrator shall neither use nor disclose Protected Health Information for the purpose of creating de-identified information that will be used for any purpose other than as directed by Reinsureds to carry out the obligations of Administrator set forth in this Business Associate Agreement or the Administrative Services Agreement, or as required by law.
Section 2. Safeguards Against Misuse of Information.
Administrator agrees that it will implement appropriate safeguards to prevent the use or disclosure of Protected Health Information in any manner other than pursuant to the terms and conditions of this Business Associate Agreement. Administrator shall implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of the Electronic Protected Health Information that it creates, receives, maintains, or transmits on behalf of Reinsureds, as required by the Security Standards.
Section 3. Reporting of Uses and Disclosures of Protected Health Information and Security Incidents.
Upon becoming aware of a use or disclosure of Protected Health Information in violation of this Business Associate Agreement, Administrator shall promptly report such use or disclosure to Reinsureds. Administrator shall promptly report to Reinsureds any Security Incident of which it becomes aware.

Section 4. Agreements with Third Parties.
Administrator shall ensure that any agent or subcontractor of Administrator to whom Administrator provides Protected Health Information that is received from Reinsureds, or created or received by Administrator on behalf of Reinsureds, agrees to be bound by the same restrictions and conditions that apply to Administrator pursuant to this Business Associate Agreement with respect to such Protected Health Information. Administrator warrants and represents that in the event of a disclosure of Protected Health Information to any third party, the information disclosed shall be no more than the minimum necessary for the intended purpose. Administrator shall ensure that any agent or subcontractor of Administrator to whom Administrator provides Electronic Protected Health Information agrees to implement reasonable and appropriate safeguards to protect such information.
Section 5. Access to Information.
In the event Administrator maintains Protected Health Information in a Designated Record Set, Administrator shall, within thirty (30) days of receipt of a request from Reinsureds, provide to Reinsureds Protected Health Information in Administrator’s possession that is required for Reinsureds to respond to an individual’s request for access to Protected Health Information made pursuant to 45 C.F.R. § 164.524 or other applicable law. In the event any individual requests access to Protected Health Information directly from Administrator, whether or not Administrator is in possession of Protected Health Information, Administrator may not approve or deny access to the Protected Health Information requested. Rather, Administrator shall, within five (5) Business Days, forward such request to Reinsureds.
Section 6. Availability of Protected Health Information for Amendment.
In the event Administrator maintains Protected Health Information in a Designated Record Set, Administrator shall, within thirty (30) days of receipt of a request from Reinsureds, provide to Reinsureds Protected Health Information in Administrator’s possession that is required for Reinsureds to respond to an individual’s request to amend Protected Health Information made pursuant to 45 C.F.R. § 164.526 or other applicable law. If the request is approved, Administrator shall incorporate any such amendments to the Protected Health Information as required by 45 C.F.R. §164.526 or other applicable law. In the event that the request for the amendment of Protected Health Information is made directly to the Administrator, whether or not Administrator is in possession of Protected Health Information, Administrator may not approve or deny the requested amendment. Rather, Administrator shall, within five (5) Business Days forward such request to Reinsureds.
Section 7. Accounting of Disclosures.
Administrator agrees to document such disclosures of Protected Health Information and information related to such disclosures as would be required for Reinsureds to respond to a request by an individual for an accounting of disclosures of Protected Health Information in accordance with 45 CFR § 164.528 or other applicable law. Administrator shall, within sixty (60) Business Days of receipt of a request from Reinsureds, provide to Reinsureds such information as is in Administrator’s possession and is required for Reinsureds to respond to a request for an accounting made in accordance with 45 C.F.R. 164.528 or other applicable law. In the event the request for an accounting is delivered directly to Administrator, Administrator shall, within five (5) Business Days, forward such request to Reinsureds. It shall be Reinsureds’ responsibility to prepare and deliver any such accounting requested.
Section 8. Availability of Books and Records.
Administrator hereby agrees to make its applicable internal practices, books and records, including policies and procedure, available to the Secretary for purposes of determining Reinsureds’ and Administrator’s compliance with the Privacy Rule and Security Standards. The practices, books and records subject to this Section are those practices, books and records that relate to the use and disclosure of Protected Health Information that is created by Administrator on behalf of Reinsureds, received by Administrator from Reinsureds, or received by Administrator from a third party on behalf of Reinsureds.
III. Term and Termination
Section 1. Term.
The Term of this Business Associate Agreement shall be effective as of the Effective Date, and shall terminate when all of the Protected Health Information provided by Reinsureds to Administrator, or created or received by Administrator on behalf of Reinsureds, is destroyed or returned to Reinsureds, or, if it is infeasible to return or destroy Protected Health Information, protections are extended to such information, in accordance with the termination provisions in this Article III.
Section 2. Effect of Termination.
(a) Except as provided in paragraph (b) of this Section, upon termination of this Business Associate Agreement, for any reason, Administrator shall return or destroy all Protected Health Information received from Reinsureds, or created or received by Administrator on behalf of Reinsureds. This provision shall apply to Protected Health Information that is in the possession of subcontractors or agents of Administrator. Administrator shall retain no copies of the Protected Health Information.
(b) In the event that Administrator determines that returning or destroying the Protected Health Information is infeasible, Administrator shall provide to Reinsureds notification of the conditions that make return or destruction infeasible. Upon Reinsureds’ determination that return or destruction of Protected Health Information is infeasible, Administrator shall extend the protections of this Business Associate Agreement to such Protected Health Information and limit further uses and disclosures of such Protected Health Information to those purposes that make the return or destruction infeasible, for so long as Administrator maintains such Protected Health Information.

IV. MISCELLANEOUS
Section 1. Limitation of Liability. No exculpation or limitation on Administrator’s liability set forth in the Administrative Services Agreement shall apply to damages suffered by Reinsureds as a result of Administrator’s breach of this Business Associate Agreement.
Section 2. Indemnification. Each Party acknowledges and agrees that the provisions of Article IX of the Master Transaction Agreement apply to the indemnification rights and obligations of each Party pursuant to this Agreement.
Section 3. Regulatory References. A reference in this Business Associate Agreement to a section in the HIPAA Privacy Rule or Security Standards means the section as in effect or as amended.
Section 4. Amendment. In the event that state or federal law or regulation, or an arbitration or judicial interpretation of same, or any regulatory or enforcement action should explicitly or otherwise require that this Business Associate Agreement be changed, altered or modified, then the Reinsureds shall notify Administrator and provide such required amendment, and the Reinsureds and Administrator shall continue to perform services under this Business Associate Agreement as modified.
Section 5. Survival. The respective rights and obligations of Administrator under Section III(2)(b) (Effect of Termination), Section IV(1) (Limitation of Liability), Section IV(2) (Indemnification), Section IV(3) (Regulatory References) and Section IV(5) (Survival) of this Business Associate Agreement shall survive the termination of this Business Associate Agreement.
V. EFFECT OF BUSINESS ASSOCIATE AGREEMENT
To the extent that this Business Associate Agreement conflicts with the terms of the Administrative Services Agreement or any other agreement between Reinsureds and Administrator relating to Protected Health Information, the terms of this Business Associate Agreement shall take precedence.
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          IN WITNESS WHEREOF, this Business Associate Agreement has been duly executed by a duly authorized officer of each Party hereto as of the date first above written.

CONTINENTAL CASUALTY COMPANY
By:
Name:
Title:

THE CONTINENTAL INSURANCE COMPANY
By:
Name:
Title:

CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
By:
Name:
Title:

CNA INSURANCE COMPANY LIMITED
By:
Name:
Title:

NATIONAL INDEMNITY COMPANY
By:
Name:
Title:

Exhibit B
Form of Collateral Trust Agreement

CONFIDENTIAL

TRUST AGREEMENT
by and among
CONTINENTAL CASUALTY COMPANY,
THE CONTINENTAL INSURANCE COMPANY,
CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
CNA INSURANCE COMPANY LIMITED
(hereinafter referred to individually as the “Beneficiary” and collectively as the “Beneficiaries”),
NATIONAL INDEMNITY COMPANY
(hereinafter referred to as the “Grantor”)
and
WELLS FARGO BANK, NATIONAL ASSOCIATION
(hereinafter referred to as the “Trustee”)
[•], 2010

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ARTICLE I DEFINED TERMS

Section 1.1 Definitions	1
Section 1.2 Interpretation	5

ARTICLE II MODIFICATION UPON A COLLATERAL TRIGGERING EVENT

Section 2.1 Collateral Triggering Event	5

ARTICLE III MODIFICATION UPON A REINSURANCE CREDIT EVENT

Section 3.1 Reinsurance Credit Event	6

ARTICLE IV CREATION OF TRUST ACCOUNT

Section 4.1 Obligations of the Beneficiaries and the Grantor	8
Section 4.2 Purpose of the Trust	9
Section 4.3 Grantor Trust for United States Federal Income Tax Purposes	9
Section 4.4 Designation of Agents	9
Section 4.5 Title to Assets	9

ARTICLE V MAINTENANCE OF THE TRUST

Section 5.1 Substitution of Trust Account Assets	10
Section 5.2 Valuation of Assets	10
Section 5.3 Quarterly Certification	10

ARTICLE VI RELEASE AND ADJUSTMENT OF TRUST ACCOUNT ASSETS

Section 6.1 Adjustment of Trust Account Assets	11
Section 6.2 Release of Trust Account Assets to the Beneficiaries	11

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ARTICLE X DISPUTE RESOLUTION

Section 10.1 Dispute Resolution	21
Section 10.2 Negotiation Amongst the Parties	21
Section 10.3 Arbitration	21

ARTICLE XI EFFECTIVE DATE AND EXECUTION

Appendix A Trust Provisions Following a Reinsurance Credit Event

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TRUST AGREEMENT
          THIS TRUST AGREEMENT (this “Trust Agreement”) is made and entered into as of [     ], 2010, by and among Continental Casualty Company, an Illinois property and casualty insurance company (“CCC”), The Continental Insurance Company, a Pennsylvania property and casualty insurance company (“CIC”), Continental Reinsurance Corporation International, Ltd., a Bermuda long-term insurance company (“CRCI”), and CNA Insurance Company Limited, a United Kingdom property and casualty insurance company (“CICL”) (each of CCC, CIC, CRCI and CICL, a “Beneficiary” and collectively, the “Beneficiaries”), National Indemnity Company, a Nebraska property and casualty insurance company (the “Grantor”) and Wells Fargo Bank, National Association, a national banking association, as trustee (hereinafter referred to as “Trustee”).
          WHEREAS, in accordance with that certain Master Transaction Agreement, dated July [    ], 2010, by and among the Beneficiaries, the Grantor and Berkshire Hathaway Inc., a Delaware corporation and the ultimate parent company of the Grantor, the Beneficiaries and the Grantor have entered into that certain Loss Portfolio Transfer Reinsurance Agreement of even date herewith (the “LPT Reinsurance Agreement”), whereby, subject to the terms and conditions thereof, they have agreed that the Beneficiaries will cede to the Grantor, and the Grantor will reinsure, all liabilities related to asbestos and pollution claims under the Business Covered;
          WHEREAS, the LPT Reinsurance Agreement contemplates that the Grantor and the Beneficiaries enter into this Trust Agreement whereby the Grantor creates a trust to hold assets as security for the satisfaction of the obligations of the Grantor to the Beneficiaries under this Trust Agreement with respect to the Business Covered; and
          WHEREAS, the parties intend that, in the event of a Reinsurance Credit Event, certain provisions of this Trust Agreement shall cease to be effective, and other provisions shall be effective thereafter, as described in Article III.
          NOW THEREFORE, the Grantor, the Beneficiaries and the Trustee, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the terms and conditions hereinafter set forth, agree as follows:
ARTICLE I
DEFINED TERMS
          Section 1.1 Definitions. The following terms, when used in this Trust Agreement, shall have the meanings set forth in this Section 1.1. The terms defined below shall be deemed to refer to the singular or plural, as the context requires.
               (a)  “AAA” shall have the meaning ascribed to such term in Section 10.3(a).

               (b)  “Applicable Interest Rate” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
               (c)  “Applicable Law” means any domestic or foreign, federal, state or local statute, law, ordinance or code, or any written rules, regulations or administrative interpretations issued by any Governmental Authority pursuant to any of the foregoing, in each case applicable to any party hereto, and any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the parties hereto.
               (d)  “Assets” shall mean the assets held in the Trust Account, including, as applicable, Eligible Investments and Permitted Investments.
               (e)  “Beneficiary” and “Beneficiaries” shall have the meaning ascribed to such term in the Preamble.
               (f)  “Business Covered” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
               (g)  “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in Illinois or New York are required or authorized by law to be closed.
               (h)  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
               (i)  “Collateral Triggering Agreement” means any agreement entered into by the Grantor at any time after the date hereof with any party and with an effective date after the date hereof, which contains a provision requiring the Grantor to post collateral (whether by the procurement of a letter of credit, the establishment of a collateral trust or any other means) for the benefit of the counterparty to such agreement upon the occurrence of certain specified events, changes or conditions. For the avoidance of doubt, any agreement which requires the establishment of collateral at the time such agreement becomes effective absent any other triggering events shall not be considered a Collateral Triggering Agreement.
               (j)  “Collateral Reduction Event” shall have the meaning ascribed to such term in Section 2.1(c).
               (k)  “Collateral Triggering Event” shall have the meaning ascribed to such term in Section 2.1(a).
               (l)  “Dispute” shall have the meaning ascribed to such term in Section 10.1.
               (m)  “Eligible Investments” shall mean, with respect to Assets conforming to the provisions of this Trust Agreement prior to the occurrence of a Reinsurance Credit Event, cash and any investments of the types permitted under the laws and regulations of Grantor’s domiciliary state for property and casualty insurance companies; provided, however, that no Eligible Investments may be issued by an institution that is the parent, subsidiary or

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affiliate of the Grantor; and provided, further, no single Eligible Investment (except cash) shall comprise more than twenty-five percent (25%) of the Assets in the Trust Account. All Eligible Investments deposited in the Trust Account shall be free of all liens, charges or encumbrances at the time so deposited.
               (n)  “Governmental Authority” shall mean any government, political subdivision, court, board, commission, regulatory or administrative agency or other instrumentality thereof, whether federal, state, provincial, local or foreign and including any regulatory authority which may be partly or wholly autonomous.
               (o)  “Grantor” shall have the meaning ascribed to such term in the Preamble.
               (p)  “Inception Date” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
               (q)  “Initial Reconciliation Statement” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
               (r)  “Initial Security Amount” shall have the meaning ascribed to such term in Section 4.1.
               (s)  “Insurance Commissioner” shall mean the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which the Beneficiary is domiciled.
               (t)  “LPT Limit” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
               (u)  “LPT Reinsurance Agreement” shall have the meaning ascribed to such term in the Recitals.
               (v)  “Permitted Investments” shall mean, with respect to Assets conforming to the provisions of this Trust Agreement upon the occurrence of a Reinsurance Credit Event, cash and any investments of the types permitted under the laws and regulations of the Beneficiary’s domiciliary state or country for trusts providing full statutory financial statement credit for reinsurance ceded by property and casualty insurance companies, provided, however, that no Permitted Investments may be issued by an institution that is the parent, subsidiary or affiliate of the Grantor. All Permitted Investments deposited in the Trust Account shall be free of all liens, charges or encumbrances at the time so deposited.
               (w)  “Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
               (x)  “Quarterly Certification” shall have the meaning ascribed to such term in Section 5.3.

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               (y)  “Reinsurance Credit Event” shall mean any financial impairment of the Grantor that results in any Beneficiary being unable to obtain full statutory financial statement credit for the reinsurance provided by the LPT Reinsurance Agreement in any applicable United States jurisdiction at any point in time during the term of the LPT Reinsurance Agreement.
               (z)  “Reinsurance Credit Event Certification” shall have the meaning ascribed to such term in Section 3.1(a).
               (aa)  “Reinsurance Credit Event Trust Accounts” shall have the meaning ascribed to such term in Section 3.1(d).
               (bb)  “Reinsurance Credit Event Trust Agreements” shall have the meaning ascribed to such term in Section 3.1(c).
               (cc)  “Reinsurance Premium” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
               (dd)  “Reinsured Contracts” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
               (ee)  “Reinsured Liabilities” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
               (ff)  “Required Amount” shall mean an amount equal to the least of (i) the aggregate gross Reserves of the applicable Beneficiary (including reserves for losses incurred but not reported) calculated in accordance with SAP with respect to the Business Covered; (ii) the LPT Limit less the Ultimate Net Loss paid in respect of the applicable Beneficiary; and (iii) the LPT Limit less the Ultimate Net Loss paid.
               (gg)  “Reserves” shall mean, as required by SAP or Applicable Law of the jurisdiction of domicile of any entity, reserves, funds or provisions for losses, claims, unearned premiums, benefits, costs and expenses (including allocated loss adjustment expenses) in respect of the Business Covered.
               (hh)  “Rules” shall have the meaning ascribed to such term in Section 10.3(a).
               (ii)  “SAP” shall mean, as to any entity, the statutory accounting principles prescribed or permitted by the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which such entity is domiciled.
               (jj)  “Security Amount” shall mean, (i) prior to the occurrence of a Collateral Triggering Event, an amount equal to the Initial Security Amount minus any Ultimate Net Loss paid by the Grantor under the LPT Reinsurance Agreement as of the date of calculation of the Security Amount; and (ii) on and after the occurrence of a Collateral Triggering Event, an amount equal to the lesser of (A) the aggregate gross Reserves of the Beneficiaries (including

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reserves for losses incurred but not reported) calculated in accordance with SAP with respect to the Business Covered, and (B) the LPT Limit less the Ultimate Net Loss paid.
               (kk)  “Third Party Appraiser” shall mean an independent appraisal firm which is mutually acceptable to the Grantor and the Beneficiaries, or, if Grantor and Beneficiaries cannot agree on such an appraisal firm, an independent appraisal firm selected by the parties’ respective accountants.
               (ll)  “Trust” shall mean the trust formed hereunder, including such trust following a Reinsurance Credit Event.
               (mm)  “Trust Account” shall have the meaning ascribed to such term in Section 4.1(a).
               (nn)  “Trust Agreement” shall have the meaning ascribed to such term in the Preamble.
               (oo)  “Trustee” shall have the meaning ascribed to such term in the Preamble.
               (pp)  “Ultimate Net Loss” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
          Section 1.2 Interpretation. When a reference is made in this Trust Agreement to a Section or Article, such reference shall be to a section or article of this Trust Agreement unless otherwise clearly indicated to the contrary. The Article and Section headings contained in this Trust Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Trust Agreement. Whenever the words “include,” “includes” or “including” are used in this Trust Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement. The meaning assigned to each term used in this Trust Agreement shall be equally applicable to both the singular and the plural forms of such term and to both the masculine as well as the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. References to a person are also to its successors and permitted assigns.
ARTICLE II
MODIFICATION UPON A COLLATERAL TRIGGERING EVENT
          Section 2.1 Collateral Triggering Event.

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               (a) If, at any time after the date hereof, the Grantor is required to post collateral pursuant to the terms of one or more Collateral Triggering Agreements as a result of the occurrence of one or more events, changes or conditions specified in such agreements, and the amount of collateral required to be posted by the Grantor pursuant to such Collateral Triggering Agreement(s) is reasonably expected by the Grantor to equal, either on an individual or aggregate basis, one billion dollars ($1,000,000,000) or more (such event, the “Collateral Triggering Event”), then the Grantor shall promptly notify the Beneficiaries of the Collateral Triggering Event and take the following additional actions as set forth in this Section 2.1.
               (b) Upon the occurrence of a Collateral Triggering Event, all references in this Trust Agreement to “Security Amount” shall be modified in accordance with its definition to give effect to the Collateral Triggering Event. In addition, as soon as is practicable, but no later than contemporaneously with the posting of the collateral under any Collateral Triggering Agreement that results in the Grantor posting one billion dollars or more of collateral either on an individual or aggregate basis, the Grantor shall deposit such additional assets into the Trust Account so that the aggregate fair market value of the Eligible Investments in the Trust Account equals the newly computed Security Amount.
               (c) Until such time as (i) the events, changes or conditions that gave rise to the collateral requirement under one or more of the Collateral Triggering Agreements cease to exist or apply and (ii) the Grantor has withdrawn or reduced the aggregate amount of collateral posted under Collateral Triggering Agreements ((i) and (ii) together, the “Collateral Reduction Event”), the Grantor shall ensure that the Trust Account shall hold Eligible Investments at all times with a fair market value of no less than 100% of the Security Amount (as defined in clause (ii) of Section 1.1(jj)); provided, however, if a Collateral Reduction Event has occurred, the Security Amount shall be reduced by a percentage which is proportionate to each percentage reduction of all collateral posted under the Collateral Triggering Agreements; provided, further, however, in no event shall the Security Amount be reduced to an amount less than 100% of the Security Amount (as defined in clause (i) of Section 1.1(jj)).
ARTICLE III
MODIFICATION UPON A REINSURANCE CREDIT EVENT
          Section 3.1 Reinsurance Credit Event.
               (a) Notwithstanding anything in this Trust Agreement to the contrary, in the event the Beneficiaries provide a written notice to the Trustee (and contemporaneous notice to the Grantor) certifying that a Reinsurance Credit Event has occurred (such notice, the “Reinsurance Credit Event Certification”), upon receipt of such certification by the Trustee, the provisions set forth in Sections 4.1, 4.2, 5.1(a), 5.3, 6.1, 6.2, 6.3, 7.4, 7.5, 7.8, 7.11 and 9.2 hereof shall automatically be replaced by the provisions set forth in Appendix A hereof for the equivalent Sections and thereafter not be effective, and the provisions set forth in Appendix A shall automatically become effective without further action by any party. In addition, any other provisions required under Applicable Law and regulations governing trusts providing full statutory financial statement credit for reinsurance ceded by property and casualty insurance companies in the United States to the extent applicable to CCC and CIC, shall be incorporated

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herein. Notwithstanding the foregoing, the Trust created hereunder shall continue in existence. Furthermore, the Reinsurance Credit Event Certification may, but shall not be required to, name either CCC or CIC as the sole Beneficiary of the Trust following a Reinsurance Credit Event. If the Reinsurance Credit Event Certification names either CCC or CIC as the sole Beneficiary of the Trust, then for purposes of the Trust following a Reinsurance Credit Event, all references to the term “Beneficiary” or “Beneficiaries” shall mean either CCC or CIC, as set forth in the Reinsurance Credit Event Certification. The choice as to which of CCC or CIC shall be named as the sole Beneficiary of the Trust following a Reinsurance Credit Event shall be made by the Beneficiaries in their sole discretion at the time the Beneficiaries become aware that a Reinsurance Credit Event has occurred.
               (b) Following a Reinsurance Credit Event, the Grantor shall be required to replace the Assets held in the Trust Account which are not Permitted Investments for Assets which are Permitted Investments within five (5) Business Days following the receipt by the Grantor of the Reinsurance Credit Event Certification. Simultaneously with such replacement of the Assets, the Grantor shall either: (i) deposit into the Trust Account sufficient additional Assets so that the aggregate fair market value of the Permitted Investments in the Trust Account equals the Required Amount or (ii) withdraw from the Trust Account, to the extent the aggregate fair market value of the Permitted Investments in the Trust Account exceeds 100% of the Required Amount, Assets equal to such excess amount; provided, however, with respect to the withdrawal referenced in clause (ii), all such withdrawn Assets shall be deposited promptly into one or more of the new trust accounts established pursuant to the Reinsurance Credit Event Trust Agreements referenced in subparagraph (c) of this Section 3.1.
               (c) If the Reinsurance Credit Event Certification names either CCC or CIC as the sole Beneficiary of the Trust following a Reinsurance Credit Event, then within five (5) Business Days following the receipt by the Grantor of the Reinsurance Credit Event Certification, the Grantor and the Trustee shall enter into separate trust agreements with each of the remaining Beneficiaries not named as the sole Beneficiary in the Reinsurance Credit Event Certification (such trust agreements, the “Reinsurance Credit Event Trust Agreements”). The Reinsurance Credit Event Trust Agreements shall contain provisions substantially similar to the provisions set forth in this Trust Agreement (after incorporation of the provisions set forth in Appendix A hereof), as well as any other provisions and modifications required under the laws and regulations of the applicable domiciliary state or country of the remaining Beneficiaries for trusts providing full statutory financial statement credit for reinsurance ceded by property and casualty insurance companies.
               (d) The trust account or accounts established pursuant to the Reinsurance Credit Event Trust Agreements (“Reinsurance Credit Event Trust Accounts”) shall initially be funded by such Permitted Investments from the Trust Account that represent the percentage of the remaining value of Assets reflecting the portion of the Reinsurance Premium that was contributed by the applicable Beneficiary, less Ultimate Net Loss paid in respect of such Beneficiary. In addition to such assets, the Grantor shall deposit into the Reinsurance Credit Event Trust Accounts sufficient additional assets so that the aggregate fair market value of each Reinsurance Credit Event Trust Account equals the applicable Required Amount, provided that the aggregate fair market value of all Reinsurance Credit Event Trust Account(s) and this Trust

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Account shall not exceed an amount equal to the LPT Limit less Ultimate Net Loss paid. The Reinsurance Credit Event Trust Accounts shall be funded with Permitted Investments only.
               (e) The provisions set forth in Appendix A shall remain effective, and the Reinsurance Credit Event Trust Accounts shall remain in place only for the time, and only to the extent, required to address the event, change or condition giving rise to the Reinsurance Credit Event. Each Beneficiary agrees that in the event that the Reinsurance Credit Event ceases to exist or apply, each Beneficiary shall promptly provide its approval for the termination of the respective Reinsurance Credit Event Trust Accounts and for the return of all assets to the Grantor; provided however, the fair market value of the Permitted Investments transferred from the Trust Account to the Reinsurance Credit Event Trust Accounts less Ultimate Net Loss paid on behalf of the Beneficiaries since such transfer shall be transferred to the Trust Account. In addition, to the extent that the obligations of the Grantor to provide security diminish, each Beneficiary shall provide its approval for the reduction of the Trust Account and the respective Reinsurance Credit Event Trust Accounts.
ARTICLE IV
CREATION OF TRUST ACCOUNT
          Section 4.1 Obligations of the Beneficiaries and the Grantor.
               (a) Prior to the execution of this Trust Agreement, the Grantor shall have procured with the Trustee, in the name of the Trustee, to be held for the sole benefit of the Beneficiaries pursuant to the provisions of this Trust Agreement, a segregated trust account maintained by the Trustee with account number 80460400 (which shall be hereinafter referred to as the “Trust Account”). Simultaneously with the execution of this Trust Agreement, (i) the Beneficiaries shall transfer and assign to such Trust Account, on behalf of the Grantor, Assets consisting of cash in the aggregate amount of the Reinsurance Premium, together with interest accrued from the Inception Date at the Applicable Interest Rate, and (ii) the Grantor shall transfer and assign to such Trust Account, Assets consisting of cash in the aggregate amount of two hundred million dollars ($200,000,000). The sum of the amounts referenced in (i) and (ii) in the foregoing sentence shall be referred to herein as the “Initial Security Amount”.
               (b) If the Beneficiaries owe any amount to the Grantor resulting from the adjustment of the Reinsurance Premium as reflected in the Initial Reconciliation Statement delivered pursuant to Section 2.3 of the Master Transaction Agreement, the Beneficiaries shall transfer and assign to the Trust Account, on behalf of the Grantor, assets consisting of cash in the amount owed. If the Grantor owes any amount to the Beneficiaries resulting from the adjustment of the Reinsurance Premium as reflected in the Initial Reconciliation Statement delivered pursuant to Section 2.3 of the Master Transaction Agreement, the Grantor shall instruct the Trustee to promptly withdraw from the Trust Account assets consisting of cash in the amount owed and transfer such amount to an account of the Beneficiaries in accordance with written instructions provided by the Beneficiaries at the time of such withdrawal. The Trustee shall promptly comply with such instruction.

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               (c) Unless there is a Collateral Triggering Event, the Grantor shall not be required to transfer and assign additional assets into the Trust Account after the date hereof. Upon the occurrence of a Collateral Triggering Event, however, the Grantor shall transfer and assign such additional assets into the Trust Account in accordance with Section 2.1(b). Until such time the condition giving rise to the Collateral Triggering Event ceases to exist or apply, the Grantor shall ensure that the Trust Account shall hold Eligible Investments at all times with a fair market value of no less than 100% of the Security Amount.
          Section 4.2 Purpose of the Trust.
               (a) The Assets in the Trust Account shall be held by the Trustee for the sole purpose of satisfying any obligations of the Grantor to the Beneficiaries with respect to the Business Covered under the LPT Reinsurance Agreement.
               (b) The Grantor grants to the Trustee all trust powers necessary and reasonable in the performance of its duties hereunder except as otherwise expressly provided herein.
          Section 4.3 Grantor Trust for United States Federal Income Tax Purposes. The Trust Account shall be treated as a grantor trust (pursuant to sections 671 through 677 of the Code) for United States federal income tax purposes. The Grantor shall constitute the grantor (within the meaning of sections 671 and 677 of the Code) and, thus, any and all income derived from the Assets held in the Trust shall constitute income or gain of the Grantor as the owner of such Assets.
          Section 4.4 Designation of Agents. Except as otherwise expressly provided in this Trust Agreement, any statement, certificate, notice, request, consent, approval, or other instrument to be delivered or furnished by the Grantor or the Beneficiaries shall be sufficiently executed if executed in the name of the Grantor or the Beneficiaries by such officer or officers of Grantor or Beneficiaries or by such other agent or agents of the Grantor or the Beneficiaries as may be designated in a resolution of the Board of Directors of the Grantor or the Beneficiaries or Committee thereof or a letter of advice issued by the President, Secretary or Treasurer of the Grantor or the Beneficiaries, as applicable. Written notice of such designation by the Grantor or the Beneficiaries shall be filed with the Trustee. The Trustee shall be protected in acting upon any written statement or other instrument made by such officers or agents of the Grantor or the Beneficiaries with respect to the authority conferred on it.
          Section 4.5 Title to Assets. Title to any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be recorded in the name of the Trustee. The out-of-pocket costs of transfers of title between the Grantor and the Trustee shall be shared equally by the Grantor and the Beneficiaries, and the Grantor shall use reasonable efforts to limit such costs. The Beneficiaries shall not have legal title to any part of the Assets, but shall have an undivided beneficial interest in all Assets.

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ARTICLE V
MAINTENANCE OF THE TRUST
          Section 5.1 Substitution of Trust Account Assets.
               (a) The Grantor may, from time to time, substitute or exchange Assets contained in the Trust Account, provided, however, (i) the Assets so substituted or exchanged must be Eligible Investments, (ii) after giving effect to such substitution, the fair market value of the newly deposited Assets are at least equal to the fair market value of the substituted Assets and (iii) the replacement Assets to be deposited in the Trust Account in such substitution or exchange are deposited therein on the day of withdrawal of the substituted or exchanged Assets. Upon any substitution or exchange as provided for herein, the Grantor shall certify to the Trustee and Beneficiaries that such substitution or exchange meets the requirements of this Section 5.1. The Trustee shall act on the instruction and certification of the Grantor and shall give the Beneficiaries prompt written notice of any substitution made pursuant hereto.
               (b) The Grantor shall, prior to depositing any Assets into the Trust Account, and from time to time as required, execute all assignments and endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignment in order that the Trustee, upon direction of the Beneficiaries, may whenever necessary negotiate any such assets without consent or signature from the Grantor or any other entity.
          Section 5.2 Valuation of Assets. The Grantor shall determine the fair market value of any Assets in the Trust Account. In making this determination, the Grantor shall use prices published by a nationally recognized pricing service for Assets for which such prices are available, and for Assets for which such prices are not available, the Grantor shall use methodologies consistent with those which it uses for determining the fair market value of assets held in its own general account (other than the Assets) in the ordinary course of business.
          Section 5.3 Quarterly Certification. Within fourteen (14) calendar days following the end of each calendar quarter, the Grantor shall provide the Beneficiaries (with a copy to the Trustee) a written certification (the “Quarterly Certification”) stating the Security Amount as of the calendar quarter end and the aggregate fair market value of the Eligible Investments held in the Trust Account as of the calendar quarter end (both on an asset-by-asset basis and a cumulative basis). Such certification shall separately state the effect on the fair market value of the Assets of withdrawals by the Grantor from the Trust Account effected during such calendar quarter. As soon as is practicable, but in no event more than ten (10) Business Days following its receipt of the Quarterly Certification, CCC, on behalf of the Beneficiaries, shall either (i) countersign such certification and forward it to the Trustee or (ii) notify the Grantor that it objects to the Grantor’s calculation of the Security Amount or the Grantor’s valuation of any Asset. If the parties are able to resolve such dispute within ten (10) Business Days of CCC’s transmittal to the Grantor of its notice of objection, they shall promptly forward to the Trustee a jointly signed certification of the Security Amount. If the parties are unable to resolve such dispute within ten (10) Business Days of CCC’s transmittal to the Grantor of its notice of objection, and the dispute relates to the valuation of an Asset, the value of such Asset

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shall be determined by a Third Party Appraiser and the parties shall be bound by such valuation. All other disputes shall be resolved in accordance with Section 10.1. Upon resolution of such dispute, the parties shall forward to the Trustee a copy of the corrected Quarterly Certification setting forth the Security Amount as resolved through such Third Party Appraiser or arbitration. The Grantor shall, to the extent reasonably necessary or required in order to verify Grantor’s certification, permit CCC to audit its records in order to determine its compliance with this Section 5.3. The Grantor shall cooperate fully with such audit. Access to the Grantor and its employees by CCC in connection with such audit shall be at reasonable times during regular business hours upon reasonable prior written notice (including by e-mail) in a manner which does not unreasonably interfere with the business or operations of the Grantor.
ARTICLE VI
RELEASE AND ADJUSTMENT OF TRUST ACCOUNT ASSETS
          Section 6.1 Adjustment of Trust Account Assets.
               (a) The Security Amount as of the end of each calendar quarter shall be certified to the Trustee by the Grantor in the manner set forth in Section 5.3 hereof.
               (b) Following the occurrence of a Collateral Triggering Event, if the aggregate fair market value of the Eligible Investments maintained in the Trust Account as of any calendar quarter end is less than the Security Amount (computed taking into account the occurrence of the Collateral Triggering Event) as of such calendar quarter end, then within five (5) Business Days Grantor shall deposit into the Trust Account such additional Assets with an aggregate fair market value as are necessary to ensure that the aggregate fair market value of the Eligible Investments held in the Trust Account is no less than 100% of the Security Amount as of the immediately prior calendar quarter end.
               (c) If, following a Collateral Triggering Event, the event, change or condition which gave rise to the collateralization requirement ceases to exist or apply, then the Security Amount shall thereafter (until the occurrence of a further Collateral Triggering Event) be computed without regard to such Collateral Triggering Event.
          Section 6.2 Release of Trust Account Assets to the Beneficiaries. By transmittal of prior written notice to the Trustee (with a copy to Grantor), together with a final order of an arbitration panel or court of competent jurisdiction, any of the Beneficiaries may withdraw Assets from the Trust Account to make payment of, or reimburse itself for, any amount which it may be required to pay under or arising out of the Reinsured Contracts to the extent relating to the Business Covered; provided that notice of such withdrawal is provided not less than five (5) Business Days in advance of the requested withdrawal. The Trustee shall promptly comply with such notice. The Security Amount shall be reduced by any amount so withdrawn.
          Section 6.3 Release of Trust Account Assets to the Grantor.
               (a) The Grantor agrees that all proceeds from the sale or substitution of the Assets in the Trust Account and the collection of interest, dividends and other income in respect to the Assets in the Trust Account shall be retained in the Trust Account and shall not be

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released to the Grantor, except in accordance with the provisions set forth in subparagraphs (b) and (c) in this Section 6.3.
               (b) At each calendar quarter end, by transmittal of prior written notice to the Trustee and contemporaneous notice to the Beneficiaries, the Grantor may withdraw Assets from the Trust Account in the amount of the Ultimate Net Loss it has actually paid under the LPT Reinsurance Agreement during such quarter; provided, however, that in connection with any such withdrawal, the Grantor shall provide a written certification to the Trustee stating the fair market value of each non-cash Asset withdrawn. The Trustee shall promptly comply with such notice.
               (c) Commencing at the fifth anniversary of the date hereof, at any calendar quarter end following the delivery of the Quarterly Certification as to which there is no dispute outstanding between the Grantor and the Beneficiaries, in the event the aggregate fair market value of the Eligible Investments maintained in the Trust Account exceeds 150% of the gross Reserves of the Beneficiaries (including reserves for losses incurred but not reported) calculated in accordance with SAP with respect to the Business Covered as of such calendar end, then by transmittal of fourteen (14) calendar days’ prior written notice to the Trustee and the Beneficiaries, the Grantor may direct the Trustee to withdraw from the Trust Account and transfer to the Grantor Assets having a fair market value equal to the amount of such excess; provided, however, following a Collateral Triggering Event, the Grantor shall be permitted to withdraw Assets from the Trust Account pursuant to this Section 6.3(c) only to the extent that the aggregate fair market value of the Eligible Investments remaining in the Trust Account after such withdrawal is not less than 100% of the Security Amount. The Trustee shall promptly comply with such notice.
ARTICLE VII
DUTIES OF THE TRUSTEE
          Section 7.1 Acceptance of Assets by the Trustee.
               (a) The Trustee shall not accept any Assets (other than cash) for deposit into the Trust Account unless the Trustee determines that it is or will be the registered owner of and holder of legal title to the Assets or that such Assets are in such form that the Trustee may, if applicable to such asset class, negotiate any such Assets, without consent or signature from the Grantor or any other person or entity. Any Assets received by the Trustee which, if applicable to such asset class, are not in such proper negotiable form or for which title has not been transferred to the Trustee shall not be accepted by the Trustee and shall be returned to the Grantor as unacceptable.
               (b) The Trustee and its lawfully appointed successors is and are authorized and shall have the power to receive such Assets as the Grantor (or the Beneficiaries on behalf of the Grantor) from time to time may transfer or remit to the Trust Account and to hold and dispose of the same for the uses and purposes and in the manner and according to the provisions herein set forth. All such Assets at all times shall be maintained as a trust account,

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separate and distinct from all other assets on the books and records of the Trustee, and shall be continuously kept in a safe place within the United States.
          Section 7.2 Collection of Interest and Dividends; Voting Rights. The Trustee is hereby authorized, without prior notice to the Grantor or the Beneficiaries, to demand payment of and collect all interest or dividends on the Assets comprising the Trust Account if any. All payments of interest, dividends and other income in respect to Assets in the Trust Account shall be deposited promptly upon receipt by the Trustee into the Trust Account. Subject to the other provisions of this Trust Agreement, the Grantor shall have the full and unqualified right to direct the Trustee to vote, and to execute consents, bond powers, stock powers, mortgage and title instruments and other instruments of transfer, pledge and release with respect to any Assets comprising the Trust Account.
          Section 7.3 Obligations of the Trustee. The Trustee agrees to hold and disburse the various Assets of the Trust Account in accordance with the provisions expressed herein.
          Section 7.4 Responsibilities of the Trustee.
               (a) The Trustee, in the administration of the Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions as the appropriate party or parties may, under the conditions herein provided, deliver to the Trustee. The Trustee shall be under no obligation to enforce the Grantor’s obligations under this Trust Agreement, except as otherwise expressly provided or directed pursuant hereto. The Trustee shall be restricted to holding title to, operating and collecting the Assets comprising the Trust Account and the payment and distribution thereof for the purposes set forth in this Trust Agreement and to the conservation and protection of such Assets and the administration thereof in accordance with the provisions of this Trust Agreement, and the Trustee shall be liable only for its own negligence, willful misconduct or lack of good faith and for the breach of the Trustee’s obligations under this Trust Agreement; provided, however, that any actions taken in strict accordance with written instructions provided to the Trustee from the parties hereto will not constitute a breach of the Trustee’s obligations under this Trust Agreement. Upon request of the Grantor or the Beneficiaries, the Trustee further agrees promptly to forward to such party a statement and valuation of all Assets held in the Trust Account.
               (b) Subject to the other provisions of this Trust Agreement, including the requirement that only Eligible Investments may be held in the Trust Account, and provisions relating to the substitution of Assets, (i) the Grantor shall have the irrevocable authority and sole power to direct the Trustee, in the Grantor’s sole discretion, with respect to all aspects of the management or investment of the Assets contained in the Trust Account, including, but not limited to, directing the Trustee to enter into one or more investment management, advisory, custodial, depository or other agreements of form and substance specified by the Grantor, with any other person, including any affiliate of the Grantor, selected by the Grantor and (ii) the Trustee and the Beneficiaries each acknowledges that it has no authority with respect to such management or investment activities, the Trustee agrees it will not exercise any discretion or take any action with respect to the matters in clause (i) above and the Trustee will take any actions related thereto as directed by the Grantor in accordance therewith.

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          Section 7.5 Books and Records. The Trustee shall keep full and complete records of the administration of the Trust Account. The Grantor and the Beneficiaries may examine such records, upon reasonable notice to the Trustee, at any time during business hours through any person or persons duly authorized in writing by Grantor or the Beneficiaries, at the requesting party’s expense.
          Section 7.6 Activity Reports. The Trustee agrees to provide an activity report to the Beneficiary and the Grantor upon creation of the Trust Account and within five (5) days following receipt of the report from the Grantor, which report shall, in reasonable detail, show (i) all deposits, withdrawals and substitutions during such quarter; (ii) a listing of securities and other assets held and cash balances in the Trust Account as of the last day of such quarter and (iii) the fair market value (determined in accordance with Section 5.2) of each Asset held in the Trust Account (other than cash) and the amount of cash held in the Trust Account as of the last day of such quarter. The Trustee agrees to provide written notification to the Grantor and the Beneficiaries within five (5) days of any deposits to or withdrawals from the Trust Account.
          Section 7.7 Resignation or Removal of the Trustee; Appointment of Successor Trustee.
               (a) The Trustee may at any time resign as Trustee and terminate its capacity hereunder by delivery of written notice of resignation, effective not less than ninety (90) days after receipt by both the Beneficiaries and the Grantor. The Trustee may be removed by the Grantor by (i) delivery to the Trustee and the Beneficiaries of a written notice of removal, effective not less than ninety (90) days after receipt by the Trustee and the Beneficiaries of the notice and (ii) receipt of the Beneficiaries’ consent to such action, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, no such resignation by the Trustee or removal by the Grantor shall be effective until a successor to the Trustee shall have been duly appointed by the Grantor and approved by the Beneficiaries and all the securities and other Assets in the Trust Account have been duly transferred to such successor. The Grantor, upon receipt of such notice of resignation, shall undertake to obtain the agreement of a qualified, successor depository, agreeable to the Beneficiaries, to act as a successor Trustee in accordance with all agreements of the Trustee herein and upon duly qualifying to act as such pursuant to Section 7.7(b). The Beneficiaries agree not to withhold unreasonably approval of such Trustee. Upon the Trustee’s delivery of the Assets to the qualified, successor depository, along with a closing statement showing all activities from the last quarterly report, the Trustee shall be discharged of further responsibilities hereunder, subject to any remaining obligations under Sections 7.4 and 7.7(b).
               (b) Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver the same to the Grantor and to the then acting Trustee. Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of its predecessor in the Trust with like effect as if originally named herein; but the predecessor Trustee shall nevertheless, when requested in writing by the successor Trustee, execute an instrument or instruments conveying and transferring to the Trustee upon the Trust herein all the estates, properties, rights, powers and trusts of such predecessor Trustee, and shall duly assign, transfer and deliver to the Trustee all property and money held by such predecessor hereunder. The

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predecessor Trustee shall be entitled to reimbursement in accordance with Section 7.10 for all expenses it incurs in connection with the settlement of its accounts and the transfer and delivery of the Trust assets to its successor. The predecessor Trustee shall continue to be indemnified by reason of such entity being or having been a Trustee in accordance with Section 7.9.
          Section 7.8 Release of Information. The Trustee shall promptly respond to any and all reasonable requests for information concerning the Trust Account or the Assets held therein by any of the parties to this Trust Agreement. Furthermore, the Trustee shall fully and completely respond to any direct inquiries of any applicable regulatory authority with jurisdiction over the Grantor or any of the Beneficiaries concerning the Trust Account or the Assets held hereunder, including detailed inventories of securities or funds, and the Trustee shall permit such regulatory authority to examine and audit all securities or funds held hereunder. The Trustee shall promptly provide notice to the Beneficiaries and the Grantor concerning all such inquiries, and shall provide seven (7) days’ prior notice to the Beneficiaries and the Grantor of all such examinations and audits.
          Section 7.9 Indemnification of the Trustee. In consideration of the Trustee’s acceptance of this Trust Agreement, if the Trustee renders any service not provided for in this Trust Agreement, the Grantor and the Beneficiary shall, severally and not jointly, reasonably compensate the Trustee for such extraordinary services, reimburse the Trustee for all reasonable costs, attorneys’ fees and expenses occasioned thereby, and indemnify, defend and hold the Trustee (and its directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature arising out of or in connection with this Trust Agreement or with the performance of its duties hereunder, including, among other things, reasonable attorneys’ fees and court costs, except to the extent such loss, liability, damage, cost and expense shall be caused by the Trustee’s own negligence, willful misconduct or lack of good faith. Whenever an action by the Trustee is authorized by written signed direction pursuant to the provisions of this Trust Agreement and such action is taken strictly in accordance with such written and signed direction by the appropriate party or parties, the party or parties authorizing such action hereby agree to indemnify the Trustee against all losses, damages, costs and expenses, including reasonable attorneys’ fee, resulting from any action so taken by the Trustee. The provisions of this paragraph shall survive the termination of this Trust Agreement and the resignation or removal of the Trustee for any reason.
          Section 7.10 Charges of the Trustee. The Grantor agrees to pay all reasonable costs or fees charged by the Trustee for acting as the Trustee pursuant to this Trust Agreement, as agreed between the Grantor and the Trustee, including fees incurred by the Trustee for legal services deemed reasonably necessary by the Trustee as a result of the Trustee’s so acting; provided, however, that no such costs, fees or expenses shall be paid out of the Assets held in or credited to the Trust Account.
          Section 7.11 Limitations of the Trustee. The Trustee shall in no way be responsible for determining the amount of Assets required to be deposited, or monitoring whether or not the Assets held within the Trust Account are Eligible Investments. The Trustee shall be under no liability for any release of Assets made by it to the Grantor in accordance with Article VI.

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          Section 7.12 Concerning the Trustee.
               (a) No provision in this Trust Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.
               (b) The Trustee shall be entitled to rely on advice of or on an opinion of counsel concerning all matters of trust and its duty hereunder and shall not be liable for any action taken or not taken by it in reliance on such advice or on such opinion of counsel.
               (c) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution notice, request, consent, certificate, order, entitlement order, affidavit, letter, telegram, facsimile transmission, electronic mail or other paper or document believed by it to be genuine and to have been signed or sent by the proper person or persons. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, notice, consent, request, certificate, order, entitlement order, affidavit, letter, telegram, facsimile transmission, electronic mail or other paper or document.
               (d) The permissive right of the Trustee to take action enumerated in this Trust Agreement shall not be construed as a duty and it shall not be answerable for other than its negligence, willful misconduct or lack of good faith. In no event shall the Trustee be liable for indirect, special, incidental, punitive or consequential losses or damages, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof.
               (e) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the Assets.
               (f) The Trustee shall not be accountable for the use or application by the Grantor or any Beneficiary or any other party of Assets which the Trustee has released in accordance with the terms of this Trust Agreement.
               (g) The Trustee makes no representations as to the validity or sufficiency of the Assets and the Trust Account for any particular purpose and shall incur no responsibility in respect thereof, other than in connection with the duties or obligations assigned to or imposed upon it as provided herein.
               (h) The Trustee shall not be responsible for the perfection, priority or enforceability of any lien or security interest in any of the Assets or in the Trust Account.
               (i) In accepting the trust hereby created, the Trustee acts solely as trustee and not in its individual capacity, and all persons having any claim against the Trustee arising from this Trust Agreement, shall look only to the Assets held by the Trustee hereunder for payment except as otherwise provided herein.
               (j) The Trustee shall not be considered in breach of or in default in its obligations hereunder in the event of delay in the performance of such obligations due to unforeseeable causes beyond its control (including, but not limited to, any act or provision of any

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present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or other wire or communication facility) or without its willful misconduct, negligence or lack of good faith.
ARTICLE VIII
TERMINATION
          Section 8.1 Termination. This Trust Agreement may not be terminated by the Grantor unless the Grantor has obtained, and the Trustee has received, a written consent signed by the General Counsel of CCC to terminate this Trust Agreement. The Beneficiaries shall provide their consent to the termination of this Trust Agreement if the Grantor seeks to terminate this Trust Agreement as a result of the exhaustion of the LPT Limit.
          Section 8.2 Disposition of Assets Upon Termination. Upon a termination pursuant to this Article VIII, the Trustee shall distribute all Assets held and deposited under this Trust Agreement, subject to the written approval of the Beneficiaries, to the Grantor and shall take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in such Assets and to deliver physical custody, if applicable, in such Assets to the Grantor or as otherwise directed by the Grantor.
ARTICLE IX
GENERAL PROVISIONS
          Section 9.1 Notices. Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any party under this Trust Agreement shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on written confirmation of receipt, or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following addresses:

If to the Trustee:	Wells Fargo Bank, National Association
5 Broadway, 14th floor
New York, New York 10006
Attention: Stephen Bruce
Facsimile: (212) 509-1716

If to the Grantor:	National Indemnity Company
100 First Stamford Place
Stamford, CT 06902
Attention: General Counsel
Fax: 203-363-5221

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With a copy to:	National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: 402-916-3030

If to the Beneficiaries:	CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Jonathan D. Kantor
Executive Vice President,
General Counsel and Secretary
Fax: 312-817-0511

With a copy to:	CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Michael P. Warnick
Senior Vice President and
Deputy General Counsel
Fax: 312-755-2479
Each party to this Trust Agreement may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other parties to this Trust Agreement.
          Section 9.2 Entire Agreement. Subject to the provisions of Section 7.4(a), this Trust Agreement, including Appendix A hereto, the LPT Reinsurance Agreement and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the parties hereto and their respective affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof and thereof.
          Section 9.3 Waiver and Amendment. This Trust Agreement and the Trust created hereunder shall be irrevocable, subject solely to the termination provisions set forth herein. The Grantor shall have no right or power in any capacity to revoke, terminate or, except as provided in Section 3.1, alter or amend any terms of this Trust Agreement, in whole or in part, without the prior written consent of the Beneficiaries and the Trustee. Notwithstanding the foregoing, this Trust Agreement may be altered, amended or terminated at any time by written agreement executed by each party hereto. The Beneficiaries’ failure at any time to exercise any of the rights or powers conferred upon them herein shall constitute neither a waiver of their right to exercise, nor stop them from exercising, any rights at any subsequent time, nor shall such failure reduce in any degree any liability or obligation for which the Grantor is bound hereunder.
          Section 9.4 Successors and Assigns. The rights and obligations of a party under this Trust Agreement shall not be subject to assignment without the prior written consent of the other parties hereto, and any attempted assignment without the prior written consent of the other parties hereto shall be invalid ab initio. The terms of this Trust Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the parties hereto. Notwithstanding the foregoing, any corporation or association into which the

18

Trustee may be merged or converted, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business shall be the successor to the Trustee without the execution or filing of any paper or further act.
          Section 9.5 Headings. The headings of this Trust Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
          Section 9.6 Governing Law and Jurisdiction. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction. SUBJECT TO ARTICLE X, ANY SUIT, ACTION OR PROCEEDING TO COMPEL ARBITRATION OR FOR TEMPORARY INJUNCTIVE RELIEF IN AID OF ARBITRATION OR TO PRESERVE THE STATUS QUO PENDING THE APPOINTMENT OF THE ARBITRATOR(S) SHALL BE BROUGHT BY THE PARTIES HERETO SOLELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, PROVIDED THAT IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION THEN SAID ACTIONS MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK FOR NEW YORK COUNTY; AND EACH OF THE BENEFICIARIES, THE GRANTOR AND THE TRUSTEE EACH HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE AND ANY APPELLATE COURTS THEREOF, EXCEPT THAT ANY FINAL ARBITRAL AWARD RENDERED IN ACCORDANCE WITH ARTICLE XIV MAY BE ENTERED AND ENFORCED IN ANY COURT HAVING JURISDICTION OVER ANY PARTY HERETO OR ANY OF ITS ASSETS.
          Section 9.7 No Third Party Beneficiaries. Nothing in this Trust Agreement is intended or shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement or any provision contained herein.
          Section 9.8 Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties hereto are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.
          Section 9.9 Severability. Any term or provision of this Trust Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Trust Agreement or affecting the validity or enforceability of any of the terms or provisions of this Trust Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. If any provision of this Trust Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so

19

broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this Trust Agreement, the parties hereto shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the parties hereto as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.
          Section 9.10 Specific Performance. Each of the parties hereto acknowledges and agrees that the other parties hereto would be irreparably damaged in the event that any of the provisions of this Trust Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled. Accordingly, each of the parties hereto agrees that the other parties hereto shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Trust Agreement by the other parties hereto and to enforce specifically this Trust Agreement and the terms and provisions hereof in any action instituted in accordance with Section 9.6, in addition to any other remedy to which such party may be entitled, at law or in equity. In the event that any action is brought in equity to enforce the provisions of this Trust Agreement, no party hereto will allege, and each party hereto hereby waives the defense or counterclaim, that there is an adequate remedy at law. The parties hereto further agree that (i) by seeking the remedies provided for in this Section 9.10, a party hereto shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Trust Agreement, including monetary damages in the event that this Trust Agreement has been terminated or in the event that the remedies provided for in this Section 9.10 are not available or otherwise are not granted and (ii) nothing contained in this Section 9.10 shall require any party hereto to institute any action for (or limit any party’s right to institute any action for) specific performance under this Section 9.10 before exercising any termination right under Article VIII, nor shall the commencement of any action pursuant to this Section 9.10 or anything contained in this Section 9.10 restrict or limit any party’s right to terminate this Trust Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Trust Agreement that may be available then or thereafter.
          Section 9.11 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS TRUST AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS TRUST AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS TRUST AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS TRUST AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.
          Section 9.12 Incontestability. In consideration of the mutual covenants and agreements contained herein, each party hereto does hereby agree that this Trust Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to

20

its terms, and each party hereto does hereby agree that it shall not contest in any respect the validity or enforceability hereof.
          Section 9.13 Set-Off. Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against any of the Beneficiaries or the Grantor with respect to this Trust Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the net balance shall be allowed or paid.
          Section 9.14 Currency. All financial data required to be provided pursuant to the terms of this Trust Agreement shall be expressed in United States dollars. All payments and all settlements of account between the parties hereto shall be in United States currency unless otherwise agreed by the parties hereto.
ARTICLE X
DISPUTE RESOLUTION
          Section 10.1 Dispute Resolution. Notwithstanding anything contained herein to the contrary, any dispute between the Beneficiary and the Grantor arising out of or relating to this Trust Agreement or the breach, termination or validity hereof (“Dispute”) will be first addressed in accordance with the procedures specified in Section 10.2, and subsequently, if necessary, Section 10.3, which will be the sole and exclusive procedures for the resolution of any such Disputes.
          Section 10.2 Negotiation Amongst the Parties.
               (a) The Beneficiaries and the Grantor agree that they shall first attempt to resolve Disputes by informal in-person discussions and negotiations of their respective representatives. If a Beneficiary and the Grantor are unable to resolve any such Dispute through such in-person discussions and negotiations within thirty (30) calendar days of the day on which either the Beneficiary and the Grantor receives from the other party or parties written notice of a Dispute, the Dispute shall be submitted for resolution to a designated executive officer of each of the Beneficiary and the Grantor with authority to make a decision. If the designated executive officers are unable to reach a mutually acceptable resolution within ten (10) calendar days after expiration of such thirty-day period, on the request of either the Beneficiary or the Grantor, the Dispute shall be resolved in accordance with subsection (b). All negotiations, discussions, and communications made or conducted pursuant to the procedures set forth in this Section 10.2(a) are confidential and will be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and any other applicable rules of evidence.
               (b) Upon completion of the dispute resolution process described in subsection (a) of this Section 10.2 without resolution of the Dispute, either the Beneficiary or the Grantor may submit the Dispute for resolution in accordance with Section 10.3.
          Section 10.3 Arbitration.
               (a) Except as provided in Sections 10.1 and 10.2, any Dispute shall be finally determined by arbitration in accordance with the Commercial Arbitration Rules of the

21

American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein. If the amount in controversy is five million dollars ($5,000,000) or less (including all claims and counterclaims) there shall be one arbitrator who shall be agreed upon by the Beneficiary and the Grantor within twenty (20) calendar days of receipt by respondent(s) of a copy of the demand for arbitration. The single arbitrator may not award an amount greater than five million dollars ($5,000,000) in value under any circumstances. If the amount in controversy is more than five million dollars ($5,000,000) (including all claims and counterclaims) there shall be three neutral and impartial arbitrators, one of whom shall be appointed by each of (i) the Beneficiary, on the one hand and (ii) the Grantor, on the other hand, within thirty (30) calendar days of receipt by respondent(s) of the demand for arbitration, and the third arbitrator, who shall chair the arbitral tribunal, shall be appointed by the party appointed arbitrators within fifteen (15) calendar days of the appointment of the second arbitrator. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each of the Beneficiary and the Grantor being given a limited number of strikes, except for cause. Any arbitrator appointed by the AAA shall be a retired federal or state appellate court judge or a current or retired officer of an insurance company with no less than fifteen (15) years of experience in the property casualty insurance industry. The arbitration hearing on the merits shall be commenced within ninety (90) calendar days of the appointment of the arbitrator(s) or as soon thereafter as practicable. In rendering an award, the arbitral tribunal shall be required to follow the laws of the State of New York. The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The arbitrator(s) shall be permitted to award any relief permitted under New York law, including damages and any form of temporary or permanent injunctive relief, but shall not be permitted to award special, indirect, punitive or incidental damages or damages for lost profits or any other consequential damages or damages based on multiples or similar valuation techniques. The award shall be final and binding upon the Beneficiary and the Grantor and shall be the sole and exclusive remedy between the Beneficiary and the Grantor regarding any claims, counterclaims, issues or accounting presented to the arbitrator(s). Judgment upon the award may be entered in any court having jurisdiction over the Beneficiary and the Grantor or any of their respective assets. Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the Beneficiary and the Grantor resisting such enforcement. Arbitrability of any and all disputes shall be decided by the arbitrator(s). In the event of any inconsistency between the Rules and the provisions of this Article X, the provisions of this Article X shall control.
               (b) Arbitration hereunder shall be conducted in Chicago, Illinois or New York, New York, as determined by the party against whom the arbitration is demanded.

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ARTICLE XI
EFFECTIVE DATE AND EXECUTION
     IN WITNESS OF THE ABOVE, this Trust Agreement is executed in triplicate by the parties’ duly authorized officers on the dates indicated below with an effective date of:                        ..
CONTINENTAL CASUALTY COMPANY, as Beneficiary

By:

Title:

Date:

Attest:

Title:

Date:

THE CONTINENTAL INSURANCE COMPANY, as Beneficiary

By:

Title:

Date:

Attest:

Title:

Date:

CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD., as Beneficiary

By:

Title	:

Date:

Attest:

Title:

Date:

23

CNA INSURANCE COMPANY LIMITED, as Beneficiary

By:

Title:

Date:

Attest:

Title:

Date:

NATIONAL INDEMNITY COMPANY, as Grantor

By:

Title:

Date:

Attest:

Title:

Date:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:

Title	:

Date:

Attest:

Title:

Date:

24

APPENDIX A
TRUST PROVISIONS FOLLOWING A REINSURANCE CREDIT EVENT
          In accordance with Article III of this Trust Agreement, upon the occurrence of a Reinsurance Credit Event, the provisions set forth in this Appendix A shall automatically replace the provisions of the equivalent Sections in this Trust Agreement and become effective.
          Section 4.1 Continuing Obligation of the Grantor.
               (a) The segregated trust account maintained by the Trustee with account number 80460400 (which shall be hereinafter referred to, including all successor accounts thereto, as the “Trust Account”) shall continue in existence upon the occurrence of a Reinsurance Credit Event with a single Beneficiary and the substitution of Assets as required under Section 3.1 of this Trust Agreement.
               (b) The Grantor shall ensure that the Trust Account shall hold Permitted Investments at all times with a fair market value of no less than 100% of the Required Amount, as determined in accordance with Section 7.6 of this Trust Agreement.
          Section 4.2 Purpose of the Trust. The Assets in the Trust Account shall be held by the Trustee for the sole benefit of the Beneficiary. The Grantor grants to the Trustee all trust powers necessary and reasonable in the performance of its duties hereunder except as otherwise expressly provided herein.
          Section 5.1 (a) Substitution of Trust Account Assets. Upon receipt of the prior written consent of the Beneficiary, the Grantor may, from time to time, substitute or exchange Assets contained in the Trust Account, provided, however, (i) the Assets so substituted or exchanged must be Permitted Investments, (ii) after giving effect to such substitution, the fair market value of the newly deposited Assets are at least equal to the fair market value of the substituted Assets and (iii) the replacement Assets to be deposited in the Trust Account in such substitution or exchange are deposited therein on the day of withdrawal of the substituted or exchanged Assets. Upon any substitution or exchange as provided for herein, the Grantor shall certify to the Trustee and Beneficiary that such substitution or exchange meets the requirements of this Section 5.1. The Trustee shall act on the instruction and certification of the Grantor and shall give the Beneficiary prompt written notice of any substitution made pursuant hereto.
          Section 5.3 Quarterly Certification. Within fourteen (14) calendar days following the end of each calendar quarter, the Grantor shall provide the Beneficiary (with a copy to the Trustee) a written certification (the “Quarterly Certification”) stating the Required Amount as of the calendar quarter end and the aggregate fair market value of the Permitted Investments held in the Trust Account as of the calendar quarter end (both on an asset-by-asset basis and a cumulative basis). Such certification shall separately state the effect on the fair market value of the Assets of withdrawals by the Grantor from the Trust Account effected during such calendar quarter. As soon as is practicable, but in no event more than ten (10) Business Days following its receipt of the Quarterly Certification, the Beneficiary shall either (i) countersign such certification and forward it to the Trustee or (ii) notify the Grantor that it

25

objects to the Grantor’s calculation of the Required Amount or the Grantor’s valuation of any Asset. If the parties are able to resolve such dispute within ten (10) Business Days of the Beneficiary’s transmittal to the Grantor of its notice of objection, they shall promptly forward to the Trustee a jointly signed certification of the Required Amount. If the parties are unable to resolve such dispute within ten (10) Business Days of the Beneficiary’s transmittal to the Grantor of its notice of objection, and the dispute relates to the valuation of an Asset, the value of such Asset shall be determined by a Third Party Appraiser and the parties shall be bound by such valuation. All other disputes shall be resolved in accordance with Section 10.1 of this Trust Agreement. Upon resolution of such dispute, the parties shall forward to the Trustee a copy of the corrected Quarterly Certification setting forth the Required Amount as resolved through such Third Party Appraiser or arbitration. The Grantor shall, to the extent reasonably necessary or required in order to verify Grantor’s certification, permit the Beneficiary to audit its records in order to determine its compliance with this Section 5.3. The Grantor shall cooperate fully with such audit. Access to the Grantor and its employees by the Beneficiary in connection with such audit shall be at reasonable times during regular business hours upon reasonable prior written notice (including by e-mail) in a manner which does not unreasonably interfere with the business or operations of the Grantor.
          Section 6.1 Adjustment of Trust Account Assets.
               (a) The Required Amount as of the end of each calendar quarter shall be certified to the Trustee by the Grantor in the manner set forth in Section 5.3 hereof.
               (b) If the aggregate fair market value of the Permitted Investments maintained in the Trust Account as of any calendar quarter end is less than the Required Amount as of such calendar quarter end, then within five (5) Business Days of its receipt of the certification set forth in Section 5.3, the Grantor shall deposit into the Trust Account such additional Assets with an aggregate fair market value as are necessary to ensure that the aggregate fair market value of the Permitted Investments held in the Trust Account is no less than 100% of the Required Amount as of the immediately prior calendar quarter end.
          Section 6.2 Release of Trust Account Assets to the Beneficiary.
               (a) Notwithstanding anything in this Trust Agreement to the contrary, the Beneficiary shall have the right to withdraw Assets from the Trust Account at any time, without notice to the Grantor, subject only to written notice to the Trustee from the Beneficiary given in accordance with Section 9.1 of this Trust Agreement. Other than such notice, no other statement or document need be presented by the Beneficiary to withdraw such Assets except that the Beneficiary shall acknowledge to the Trustee receipt of such withdrawn Assets. Upon such written notice of demand of the Beneficiary, the Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Assets to the Beneficiary and, to the extent applicable, deliver physical custody of such Assets to the Beneficiary. Upon such transfer, Trustee shall promptly forward a copy of such notice to the Grantor. The Trustee shall not be subject to any liability for any payment made by it to the Beneficiary pursuant to such written demand by the Beneficiary.

26

               (b) The Grantor and the Beneficiary agree that the Assets from the Trust Account may only be withdrawn by the Beneficiary, and utilized and applied by the Beneficiary, or any successor by operation of law of the Beneficiary including any liquidator or rehabilitator, receiver or conservator of the Beneficiary, without diminution because of insolvency on the part of the Beneficiary or the Grantor, for one or more of the following purposes:
                    (i) to pay or reimburse the Beneficiary for the Grantor’s share of premiums returned to policyholders or ceding companies of the Reinsured Contracts because of cancellations of such contracts to the extent same constitute Ultimate Net Loss;
                    (ii) to reimburse the Beneficiary for the Grantor’s share of surrenders and benefits or losses paid by the Beneficiary pursuant to the provisions of the Reinsured Contracts to the extent same constitute Ultimate Net Loss;
                    (iii) to fund an account with the Beneficiary in an amount at least equal to the deduction, for reinsurance ceded, from the Beneficiary’s liabilities for the Reinsured Liabilities. The account must include, but not be limited to, amounts for policy reserves, claims and losses incurred, including losses incurred but not reported, allocated loss adjustment expenses, and unearned premium reserves; and
                    (iv) to pay any other amounts the Beneficiary claims are due under the LPT Reinsurance Agreement.
          Section 6.3 Release of Trust Account Assets to the Grantor. Subject to receipt of the Beneficiary’s prior written instructions, the Trustee may, from time to time, release to the Grantor Assets with an aggregate fair market value equal to the excess over 102% of the Required Amount as of the prior calendar quarter end. In connection with any such release of Assets, the Trustee shall take any and all necessary steps to transfer absolutely and unequivocally all right, title and interest in such released Assets to the Grantor or its designee. The Trustee shall not be subject to any liability for any payment made by it to the Grantor pursuant to such written instructions received by it from the Beneficiary.
          Section 7.4 Responsibilities of the Trustee.
               (a) The Trustee, in the administration of the Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions as the appropriate party or parties may, under the conditions herein provided, deliver to the Trustee. The Trustee shall be under no obligation to enforce the Grantor’s obligations under this Trust Agreement, except as otherwise expressly provided or directed pursuant hereto. The Trustee shall be restricted to holding title to, operating and collecting the Assets comprising the Trust Account and the payment and distribution thereof for the purposes set forth in this Trust Agreement and to the conservation and protection of such Assets and the administration thereof in accordance with the provisions of this Trust Agreement, and the Trustee shall be liable only

27

for its own negligence, willful misconduct or lack of good faith. The Trustee further agrees to forward upon request of the Beneficiary, the Grantor or any Insurance Commissioner a statement and valuation of all Assets held under this Trust Agreement.
               (b) Subject to the other provisions of this Trust Agreement, including the requirements that only Permitted Investments may be held in the Trust Account and provisions relating to the substitution of Assets, (i) the Grantor shall have the irrevocable authority and sole power to direct the Trustee, in the Grantor’s sole discretion, with respect to all aspects of the management or investment of the Assets contained in the Trust Account, including, but not limited to, directing the Trustee to enter into one or more investment management, advisory, custodial, depository or other agreements of form and substance specified by the Grantor, with any other person, including any affiliate of the Grantor, selected by the Grantor and (ii) the Trustee and the Beneficiary each acknowledges that it has no authority with respect to such management or investment activities, the Trustee agrees it will not exercise any discretion or take any action with respect to the matters in clause (i) above and will take any actions related thereto as directed by the Grantor in accordance therewith.
          Section 7.5 Books and Records. The Trustee shall keep full and complete records of the administration of the Trust Account. The Grantor, the Beneficiary and/or the Insurance Commissioner may examine such records, upon reasonable notice to the Trustee, at any time during business hours through any person or persons duly authorized in writing by Grantor, the Beneficiary and/or the Insurance Commissioner, at the requesting party’s expense.
          Section 7.8 Release of Information. The Trustee shall promptly respond to any and all reasonable requests for information concerning the Trust Account or the Assets held therein by any of the parties to this Trust Agreement. Furthermore, the Trustee shall fully and completely respond to any direct inquiries of the Insurance Commissioner, or any of its representatives, concerning the Trust Account or the Assets held hereunder, including, detailed inventories of securities or funds, and the Trustee shall permit the Insurance Commissioner, or its representatives, to examine and audit all securities or funds held hereunder. The Trustee shall promptly provide notice to the Beneficiary and the Grantor concerning all such inquiries, and shall provide seven (7) days prior notice to the Beneficiary and the Grantor of all such examinations and audits.
          Section 7.11 Limitations of the Trustee. The Trustee shall in no way be responsible for determining the amount of Assets required to be deposited, or monitoring whether or not the Assets held within the Trust Account are Permitted Investments. The Trustee shall be under no liability for any release of Assets made by it to the Grantor in accordance with this Article VI.
          Section 9.2 Construction and Effect. This Trust Agreement and the enforceability hereof shall not be subject to the satisfaction of any conditions or qualifications not expressly included herein.

28

Exhibit C
Form of LPT Reinsurance Agreement

CONFIDENTIAL

LOSS PORTFOLIO TRANSFER REINSURANCE AGREEMENT
by and among
CONTINENTAL CASUALTY COMPANY,
THE CONTINENTAL INSURANCE COMPANY,
CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.,
CNA INSURANCE COMPANY LIMITED
and
NATIONAL INDEMNITY COMPANY
Dated as of                     , 2010

ARTICLE I
DEFINITIONS

1.1	Definitions	1
ARTICLE II
REINSURANCE CEDED

2.1	Reinsurance Coverage	10
2.2	Commencement of the Reinsurer’s Liability	10
2.3	Ultimate Net Loss	11
2.4	Exclusions	11
2.5	Unallocated Loss Adjustment Expenses	12
2.6	Notice Regarding LPT Limit	12
2.7	Territory	12
2.8	Change of Control	12
2.9	Redomestication	13
2.10	CNA Insurers Bound	13
ARTICLE III
REINSURANCE CONSIDERATION

3.1	Reinsurance Premium	13
3.2	Transfer of Pre-Inception Date Receivables	13
3.3	Payments	13
ARTICLE IV
ADMINISTRATION

4.1	Administration	14
ARTICLE V
RESERVING REQUIREMENTS

5.1	Reserve Assumption Changes	14

i

ARTICLE VI
DURATION AND TERMINATION

6.1	Duration and Termination	14
6.2	Effect of Termination	15
ARTICLE VII
ACCOUNTING AND SETTLEMENT REPORTS

7.1	Accounting and Settlement Reports	15
7.2	Tax Reporting	15
ARTICLE VIII
INSOLVENCY

8.1	Insolvency of Reinsured	15
ARTICLE IX
COLLATERAL TRUST ACCOUNT

9.1	Establishment of Collateral Trust Account	16
9.2	Ongoing Funding of Collateral Trust Account	16
9.3	Collateral Trust Assets	16
9.4	Settlements	17
9.5	Modification Upon Occurrence of Collateral Triggering Event	17
9.6	Modification Upon Occurrence of a Reinsurance Credit Event	17
9.7	Withdrawal of Collateral Trust Assets by Reinsured Prior to the Occurrence of a Reinsurance Credit Event	19
9.8	Withdrawal of Collateral Trust Assets by Reinsured After the Occurrence of a Reinsurance Credit Event	20
ARTICLE X
DISPUTE RESOLUTION

10.1	Dispute Resolution	21
10.2	Negotiation Amongst the Parties	21
ARTICLE XI
ARBITRATION

11.1	Arbitration	21

ARTICLE XII
EXTRACONTRACTUAL DAMAGES

12.1	Extracontractual Damages	22
ARTICLE XIII
SALVAGE AND SUBROGATION

13.1	Salvage and Subrogation	23
13.2	Expenses	24
ARTICLE XIV
THIRD PARTY REINSURANCE AGREEMENTS

14.1	Third Party Reinsurance Agreements	24
14.2	Collection Responsibility	24
ARTICLE XV
REINSURANCE CREDIT

15.1	Reinsurance Credit	25
ARTICLE XVI
REGULATORY MATTERS

16.1	Regulatory Matters	26
ARTICLE XVII
CONFIDENTIALITY

17.1	Confidentiality	26
ARTICLE XVIII
ERRORS AND OMISSIONS

18.1	Errors and Omissions	27

ARTICLE XIX
MATERIAL CHANGES

19.1	Material Changes to Reinsured Contracts and Third Party Reinsurance Agreements	28
ARTICLE XX
RIGHT TO ASSOCIATE

20.1	Right to Associate	29
ARTICLE XXI
MULTIPLE PARTIES

21.1	Multiple Parties	29
ARTICLE XXII
MISCELLANEOUS PROVISIONS

22.1	Notices	30
22.2	Entire Agreement	31
22.3	Waiver and Amendment	31
22.4	Successors and Assigns	31
22.5	Headings	31
22.6	Construction; Interpretation	31
22.7	Governing Law and Jurisdiction	32
22.8	No Third Party Beneficiaries	32
22.9	Counterparts	32
22.10	Severability	33
22.11	Specific Performance	33
22.12	Waiver of Jury Trial	34
22.13	Incontestability	34
22.14	Set—Off	34
22.15	Currency	34
EXHIBITS

Exhibit A	—	Form of Administrative Services Agreement
Exhibit B	—	Form of Collateral Trust Agreement
Exhibit C	—	Form of Third Party Reinsurance Allocation Agreement
Exhibit D	—	Form of Reinsurance Credit Event II Trust Agreement

SCHEDULES

Schedule 1.1(a)	—	Asbestos Accounts
Schedule 1.1(b)	—	GRM Direct & Assumed, Syndicates, Pools and Associations
Schedule 1.1(c)	—	Pollution Accounts
Schedule 1.1(d)	—	Pre-Inception Date Receivables
Schedule 2.4(h)	—	Exclusions

v

LOSS PORTFOLIO TRANSFER REINSURANCE AGREEMENT
          THIS LOSS PORTFOLIO TRANSFER REINSURANCE AGREEMENT, dated as of ___, 2010 (this “Reinsurance Agreement”), is made and entered into by and among Continental Casualty Company, an Illinois property and casualty insurance company (“CCC”), The Continental Insurance Company, a Pennsylvania property and casualty insurance company (“CIC”), Continental Reinsurance Corporation International, Ltd., a Bermuda long-term insurance company (“CRCI”), and CNA Insurance Company Limited, a United Kingdom property and casualty insurance company (“CICL” and each of CCC, CIC, and CRCI is individually and all of CCC, CIC, CRCI and CICL are collectively hereinafter referred to as the “Reinsured”), and National Indemnity Company, a Nebraska property and casualty insurance company (hereinafter referred to as the “Reinsurer”).
          WHEREAS, the Parties are entering into this Reinsurance Agreement pursuant to that certain Master Transaction Agreement, dated as of July ___, 2010 (the “Master Transaction Agreement”), by and among the Parties (as defined below) and Berkshire Hathaway Inc., a Delaware corporation and the ultimate parent company of the Reinsurer (“Berkshire”);
          NOW, THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Reinsured and the Reinsurer (individually, a “Party” and collectively, the “Parties”) hereby agree as follows:
ARTICLE I
DEFINITIONS
          1.1 Definitions. The following terms shall have the respective meanings set forth below throughout this Reinsurance Agreement (definitions are applicable to both the singular and the plural forms of each term defined in this Article I):
          “A&P Business” means the business of the Reinsured and the CNA Insurers of insuring, reinsuring and administering, as applicable, the Reinsured Contracts and the Third Party Reinsurance Agreements as respects the Business Covered.
          “A&P Claims” means an Asbestos Claim and/or a Pollution Claim.
          “AAA” has the meaning set forth in Section 11.1(a).
          “Administrative Services Agreement” means the Administrative Services Agreement by and among the Reinsured and the Reinsurer, substantially in the form of Exhibit A attached hereto.
          “Affiliate” means, with respect to any Person, another Person that, directly or indirectly, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
          “Allocated Loss Adjustment Expenses” means all court costs, arbitration, mediation or other dispute resolution costs, attorneys’ fees including staff counsel expressly charged with performing functions generally performed by outside counsel, expenses, fees and interest accrued prior to or after any judgment, award, agreement or compromise incurred in connection with or in any way relating to the adjustment, appraisal, defense, resistance, investigation, audit negotiation, settlement, payment or appeal of, or the pursuit or collection of any reinsurance on, or the pursuit or enforcement of any right of subrogation with respect to any Reinsured Liability; provided, however, in no event shall Allocated Loss Adjustment Expenses include any overhead or similar internal costs that are attributable to the handling of a claim file arising from the Business Covered. For the purposes of this Reinsurance Agreement, this definition of “Allocated Loss Adjustment Expenses” will apply regardless of how the Reinsured reserves for Allocated Loss Adjustment Expenses on its annual and quarterly statutory financial statements filed with Governmental Authorities.
          “Applicable Interest Rate” means 4.5% (four point five percent) per annum.
          “Applicable Law” means any domestic or foreign, federal, state or local statute, law, ordinance or code, or any written rules, regulations or administrative interpretations issued by any Governmental Authority pursuant to any of the foregoing, in each case applicable to any Party, and any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties.
          “Asbestos Claim” means the following: (i) for claims shown on the Books and Records of any Reinsured or CNA Insurer as having been made on or prior to December 31, 2009, all claims coded as “asbestos claims” on the Books and Records of any Reinsured or CNA Insurer and arising under the accounts listed on Schedule 1.1(a) attached hereto, (ii) for claims shown in the files and records of any GRM Direct & Assumed, Syndicate, Pool or Association as having been made on or prior to December 31, 2009, all claims coded as “asbestos claims” in the files and records of any GRM Direct & Assumed, Syndicate, Pool or Association, and (iii) for claims made after December 31, 2009, any claim involving allegations, in whole or in part, of Property Damage, Bodily Injury, personal injury, mental anguish, medical monitoring, nuisance and trespass, including claims for equitable relief, arising out of, or relating to, exposure to asbestos. For the avoidance of doubt, the Parties acknowledge and agree that, claims asserting that any Reinsured or CNA Insurer (A) failed to warn any Person of potential asbestos exposure, (B) engaged in any unfair trade practice or failed to handle claims in good faith, (C) negligently conducted loss control functions, (D) failed to settle or pay claims within the limits of any Reinsured Contract, (E) otherwise negligently conducted claims handling, (F) misrepresented, or otherwise committed a tort or fraud in connection with the Business Covered, or (G) failed to properly comply with Medicare or other liens, in each case, as long as such assertions arise out of, relate to, or are in connection with, Asbestos Claims, shall be deemed Asbestos Claims. If a claim alleges both an exposure to asbestos and an exposure to another toxin (e.g., “mixed dust” claims) and the Reinsured Contract contains an asbestos exclusion, the claim will be an Asbestos Claim to the extent the claim involves asbestos exposure or injury. While the coding of any Reinsured or CNA Insurer made prior to the Inception Date shall be conclusive as to whether a

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claim made on or prior to December 31, 2009 is an Asbestos Claim, for a claim made after December 31, 2009, the past coding of any Reinsured or CNA Insurer of a similar claim shall not be conclusive as to whether the claim is an Asbestos Claim. Asbestos Claims shall not include Non A&P Claims.
          “Berkshire” has the meaning set forth in the Recitals.
          “Bodily Injury” means actual or threatened bodily injury, sickness or disease sustained by a person, including death, humiliation, shock, mental anguish or mental injury by that person at any time which results as a consequence of the bodily injury, sickness or disease.
          “Books and Records” means originals or copies of all records and all other data and information (in whatever form maintained) in the possession or control of a Party or its Affiliates and relating to the Business Covered, including (i) administrative records, (ii) claim records, (iii) policy files, (iv) sales records, (v) files and records relating to Applicable Law, (vi) reinsurance records, (vii) underwriting records, (viii) accounting records, and (ix) files and records (including claims bordereaux) of any GRM Direct & Assumed, Syndicate, Pool or Association, but excluding any (a) Tax Returns and Tax records and all other data and information with respect to Tax, (b) files, records, data and information with respect to the employees, (c) records, data and information with respect to any employee benefit plan, (d) files, records, data and information relating to Retrospective Premiums, (e) any files, records, data and information not reasonably related to the Reinsurer’s administration of the Business Covered, including the monitoring and auditing of the Reinsured and their Affiliates of the Reinsurer’s performance in administering the Business Covered and any internal reports related to such monitoring and auditing, (f) any materials prepared for the boards of directors of the Reinsured or their Affiliates and (g) any materials that are privileged and/or confidential for which the Reinsured or their Affiliates do not have a common interest with the Reinsurer; provided, that if any such records or data referred to in the foregoing clauses (i) through (ix) contain information which does not relate to the Business Covered, such information shall not constitute “Books and Records” for purposes of this Reinsurance Agreement.
          “Business Covered” means:
(1)	All losses relating to A&P Claims that are unpaid, as reflected on the Books and Records, either on a direct or assumed basis, as of the Inception Date;

(2)	All losses relating to Asbestos Claims arising out of or relating to (A) policies, certificates, binders, contracts or cover notes of insurance or reinsurance issued by, or on behalf of, any Reinsured or CNA Insurer, (B) insurance or reinsurance obligations assumed by any Reinsured or CNA Insurer by means of acquisitions, assumption reinsurance, loss portfolio transfers (whether affected by reinsurance or otherwise) or otherwise or (C) any participation by any Reinsured or CNA Insurer in any insurance or reinsurance pool, syndicate or association, in all instances under (A), (B) and (C) prior to January 1, 2010; and

(3)	All losses relating to Pollution Claims arising out of or relating to (A) policies, certificates, binders, contracts or cover notes of insurance or reinsurance issued by,

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or on behalf of, any Reinsured or CNA Insurer, (B) insurance or reinsurance obligations assumed by any Reinsured or CNA Insurer by means of acquisitions, assumption reinsurance, loss portfolio transfers (whether affected by reinsurance or otherwise) or otherwise or (C) any participation by any Reinsured or CNA Insurer in any insurance or reinsurance pool, syndicate or association, in all instances under (A), (B) and (C) prior to January 1, 1989.
          “Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in Illinois or New York are required or authorized by law to be closed.
          “CCC” has the meaning set forth in the Preamble.
          “Change of Control” shall be deemed to have occurred if: (i) any Person, organization or association of persons or organizations acting in concert, excluding Affiliates of the Parties, as applicable, shall acquire more than twenty percent (20%) of the outstanding voting stock of any of the Parties, CNA, any CNA Insurer or Berkshire; (ii) any Person, organization or association of persons or organizations acting in concert shall succeed in electing two or more directors to the boards of directors of any of the Parties, CNA or Berkshire, in any one election in opposition to those proposed by the Board of Directors of such Party, CNA or Berkshire, as applicable; (iii) any of the Parties, CNA or Berkshire, as applicable, transfers all or substantially all of its or any of its Affiliates’ operating properties and assets to another Person, organization or association of persons or organizations, excluding Affiliates of the Parties, as applicable or (iv) any of the Parties, CNA or Berkshire, as applicable, shall consolidate with or merge into any Person, firm, corporation or other entity unless such entity or any one of its Affiliates shall be the continuing corporation or the successor corporation.
          “CIC” has the meaning set forth in the Preamble.
          “CICL” has the meaning set forth in the Preamble.
          “Closing Date” means the day on which the closing of the transactions contemplated by this Reinsurance Agreement and the Transaction Documents takes place.
          “CNA” means CNA Financial Corporation, a Delaware corporation.
          “CNA Insurers” means all property and casualty insurance companies which, as of the Inception Date, (a) are current or were former Affiliates of the Reinsured, other than (i) the Reinsured, (ii) First Insurance Company of Hawaii, Ltd. and its insurance company Subsidiaries as of the Inception Date and (iii) CNA Surety Corporation and its Subsidiaries as of the Inception Date and (b) ceded an A&P Claim to any Reinsured under a reinsurance agreement or cover note or whose liability for an A&P Claim was transferred to, or otherwise assumed by, any Reinsured by means of an acquisition, assumption reinsurance, loss portfolio transfer (whether affected by reinsurance or otherwise) or otherwise, in each case entered into prior to the Inception Date, and when such company was an Affiliate of any Reinsured. The term “CNA Insurers” as used herein shall include any predecessor or successor of such companies, including by reason of merger, consolidation or otherwise.
          “Collateral Reduction Event” has the meaning set forth in Section 9.5.

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          “Collateral Triggering Agreement” shall have the meaning set forth in the Collateral Trust Agreement.
          “Collateral Triggering Event” shall have the meaning set forth in the Collateral Trust Agreement.
          “Collateral Trust Account” has the meaning set forth in Section 9.1(a).
          “Collateral Trust Agreement” means the trust agreement by and among the Reinsured, Reinsurer and Trustee, substantially in the form of Exhibit B attached hereto.
          “Collateral Trust Assets” means the assets held in the Collateral Trust Account, including, as applicable, Eligible Investments and Permitted Investments.
          “Collection Expenses” means the reasonable out-of-pocket expenses incurred by any Party in connection with the negotiation and collection of Third Party Reinsurance Recoverables or Commutation Payments.
          “Commutation Payments” means Gross Commutation Payments, less Collection Expenses.
          “Confidential Information” has the meaning set forth in Section 17.1(c).
          “CRCI” has the meaning set forth in the Preamble.
          “Declaratory Judgment Expense” means all Collection Expenses, attorneys’ fees, expenses and other costs attributable to coverage analysis, declaratory judgment actions or other coverage dispute resolution procedures brought to determine defense, indemnification and/or payment obligations for any Business Covered, whether or not a loss has been paid. For purposes of this Reinsurance Agreement, this definition of “Declaratory Judgment Expenses” shall apply regardless of how the Reinsured reserves for Declaratory Judgment Expenses on its annual and quarterly statutory financial statements filed with Governmental Authorities.
          “Disclosing Party” has the meaning set forth in Section 17.1(a).
          “Dispute” has the meaning set forth in Section 10.1.
          “Eligible Investments” shall have the meaning set forth in the Collateral Trust Agreement.
          “Excluded Liabilities” has the meaning set forth in Section 2.4(g).
          “Extracontractual Damages” has the meaning set forth in Section 12.1(a).
          “Governmental Authority” means any government, political subdivision, court, board, commission, regulatory or administrative agency or other instrumentality thereof, whether federal, state, provincial, local or foreign and including any regulatory authority which may be partly or wholly autonomous.

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          “GRM Direct & Assumed, Syndicate, Pool or Association” means (a) any counterparty under any insurance or reinsurance agreement or cover note with any Reinsured, (b) any Person whose liability for an A&P Claim has been transferred to, or otherwise assumed by, any Reinsured by means of an acquisition, direct insurance, assumption reinsurance, loss portfolio transfer (whether affected by reinsurance or otherwise) or otherwise, or (c) any insurance or reinsurance pool, syndicate or association that, in the case of clauses (a), (b) and (c) is listed on Schedule 1.1(b) attached hereto, in all cases as such assumptions or transfers were in place as of the Inception Date.
          “Gross Commutation Payments” means any payments received by the Reinsured or the Reinsurer (acting on behalf of the Reinsured) from a reinsurer counterparty under a Third Party Reinsurance Agreement in connection with the recapture, commutation, termination or reduction of any reinsurance under a Third Party Reinsurance Agreement that is effectuated on or after the Inception Date, but prior to the expiration or termination of this Reinsurance Agreement.
          “Gross Third Party Reinsurance Recoverables” means any amounts actually collected by the Reinsured or the Reinsurer (acting on behalf of the Reinsured) in connection with Third Party Reinsurance Agreements.
          “Inception Date” means 12:01 a.m. Central Standard Time on January 1, 2010.
          “Initial Reconciliation Statement” means the estimated reconciliation statement as of the month ending prior to the Closing Date provided by the Reinsured to the Reinsurer five (5) Business Days prior to the Closing Date pursuant to Schedule 2.3 of the Master Transaction Agreement.
          “LPT Limit” has the meaning set forth in Section 2.1.
          “Master Transaction Agreement” has the meaning set forth in the Recitals.
          “Non-A&P Claims” means: (i) all claims that are not defined as an Asbestos Claim or a Pollution Claim herein or (ii) all claims made after December 31, 2009 alleging Bodily Injury as a result of exposure to a Pollutant, except for those Bodily Injury claims that otherwise meet the definition of a “Pollution Claim” as defined and set forth herein. For the avoidance of doubt, the following types of claims are Non-A&P Claims: silica, breast implants, indoor mold, blood factorates, repetitive stress injuries, noise induced hearing loss, lead pigment on buildings, indoor air pollution (unless caused by actual, alleged or threatened pollution of land, the external atmosphere, or any watercourse or body of water) and firearms.
          “Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
          “Other Recoveries” means any and all payments, collections and recoveries relating to A&P Claims paid on and after the Inception Date, other than (i) Third Party Reinsurance Recoverables and (ii) Retrospective Premiums, and shall include, among other things, any salvage and subrogation received as further set forth in Section 13.1.

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          “Party” or “Parties” has the meaning set forth in the Recitals.
          “Person” means any natural person, corporation, partnership, limited liability company, trust, joint venture or other entity, including a Governmental Authority.
          “Permitted Investments” shall have the meaning set forth in the Collateral Trust Agreement.
          “Pollutants” as used in the definition of “Pollution Claim” includes any solid, liquid, gaseous or thermal substance, irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste (including any materials to be recycled, reconditioned or reclaimed).
          “Pollution Claim” means the following: (i) for claims shown on the Books and Records of any Reinsured or CNA Insurer as having been made on or prior to December 31, 2009, all claims coded as “pollution claims” or “environmental claims” on the Books and Records of any Reinsured or CNA Insurer and arising under the accounts listed on Schedule 1.1(c) attached hereto, (ii) for claims shown in the files and records of any GRM Direct & Assumed, Syndicate, Pool or Association as having been made on or prior to December 31, 2009, all claims coded as “pollution claims” or “environmental claims” in the files and records of any GRM Direct & Assumed, Syndicate, Pool or Association, and (iii) for claims made after December 31, 2009, (A) any claim involving allegations, in whole or in part, of Property Damage arising out of, or relating to, an actual, alleged or threatened discharge, emission, dispersal, seepage, migration, release or escape of Pollutants into or upon land, the atmosphere or any watercourse or body of water including claims for nuisance and trespass and claims for equitable relief and (B) any claim involving allegations of Bodily Injury, personal injury, mental anguish, medical monitoring, nuisance and trespass, including claims for equitable relief, associated with, related to or resulting from any actual, alleged or threatened discharge, emission, dispersal, seepage, migration, release or escape of Pollutants into or upon land, the atmosphere or any watercourse or body of water which caused or threatened to cause Property Damage. For the avoidance of doubt, the Parties acknowledge and agree that claims arising from actual, alleged or threatened pollution of the air inside a building (e.g., indoor mold claims) are not a “Pollution Claim” unless the pollution was caused by actual, alleged or threatened pollution of land, the external atmosphere or any watercourse or body of water. For the further avoidance of doubt, the Parties also acknowledge and agree that claims asserting that any Reinsured or CNA Insurer (A) failed to warn any Person of potential Pollutants, (B) engaged in any unfair trade practice or failed to handle claims in good faith, (C) negligently conducted loss control functions, (D) failed to settle or pay claims within the limits of any Reinsured Contract, (E) otherwise negligently conducted claims handling, (F) misrepresented, or otherwise committed a tort or fraud in connection with the Business Covered, or (G) failed to properly comply with Medicare or other liens, in each case, as long as such assertions arise out of, relate to, or are in connection with, Pollution Claims, shall be deemed Pollution Claims. While the coding of any Reinsured or CNA Insurer shall be conclusive as to whether a claim made on or prior to December 31, 2009 is a Pollution Claim, for a claim made after December 31, 2009, the past coding of any Reinsured or CNA Insurer of a similar claim shall not be conclusive as to whether the claim is a Pollution Claim. Pollution Claims shall not include Non A&P Claims.

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          “Pre-Inception Date Receivables” means all receivables that arise out of or relate to the Business Covered and which are payable under the Third Party Reinsurance Agreements attributable to Asbestos Claims and Pollution Claims paid by or on behalf of the Reinsured prior to the Inception Date, including those set forth on Schedule 1.1(d) hereto.
          “Property Damage” means actual or threatened or potential: (i) physical injury to tangible property, including all resulting loss of use of that property; or (ii) loss of use of tangible property that is not physically injured. For the avoidance of doubt, electronic data shall not be considered to be tangible property.
          “Receiving Party” has the meaning set forth in Section 17.1(a).
          “Reinsurance Agreement” has the meaning set forth in the Preamble.
          “Reinsurance Credit Event” has the meaning set forth in Section 15.1(a).
          “Reinsurance Credit Event I” has the meaning set forth in Section 9.6(a)(i).
          “Reinsurance Credit Event II” has the meaning set forth in Section 9.6(a)(i).
          “Reinsurance Credit Event II Trust Accounts” has the meaning set forth in Section 9.6(a)(iv).
          “Reinsurance Credit Event II Trust Agreement” has the meaning set forth in Section 9.6(a)(iii).
          “Reinsured” has the meaning set forth in the Preamble. The term “Reinsured” as used herein shall include any predecessor or successor of such companies, including by reason of merger, consolidation or otherwise.
          “Reinsured Contracts” means all policies, contracts, certificates, binders and cover notes of insurance or reinsurance issued by any Reinsured or CNA Insurer, or by any GRM Direct & Assumed, Syndicate, Pool or Association, covering or pertaining to the Business Covered.
          “Reinsured Liabilities” has the meaning set forth in Section 2.1.
          “Reinsurance Premium” has the meaning set forth in Section 3.1.
          “Reinsurer” has the meaning set forth in the Preamble. The term “Reinsurer” as used herein shall include any predecessor or successor of such company, including by reason of merger, consolidation or otherwise.
          “Representatives” means, with respect to any Person, such Person’s officers, directors, employees, managing directors, agents, advisors and other representatives.
          “Required Amount” has the meaning set forth in the Collateral Trust Agreement.

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          “Reserves” means, as required by SAP or Applicable Law of the jurisdiction of domicile of such Person, reserves (including any gross, net and ceded reserves), funds or provisions for losses, claims, unearned premiums, benefits, costs and expenses (including Allocated Loss Adjustment Expenses) in respect of the Business Covered.
          “Retrospective Premiums” means any amounts due from a policyholder or insured under a Reinsured Contract as a result of any increase in premiums charged thereunder or additional premium payable thereunder based upon the claims or loss experience pursuant to the terms and conditions of such Reinsured Contract.
          “Rules” has the meaning set forth in Section 11.1(a).
          “SAP” means, as to any Person, the statutory accounting principles prescribed or permitted by the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which such entity is domiciled.
          “Security Amount” shall have the meaning set forth in the Collateral Trust Agreement.
          “Subsidiary” or “Subsidiaries” means, when used with respect to any Party, any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such Party or one or more Subsidiaries of such Party or by such Party and one or more Subsidiaries of such Party.
          “Tax Authority” means, with respect to any Tax, any government or political subdivision thereof that imposes such Tax, and any agency charged with the collection, assessment, determination or administration of such Tax for such government or subdivision.
          “Tax” means any and all federal, state, foreign or local income, gross receipts, premium, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum, estimated or other tax, fee, duty, levy, custom, tariff, impost, assessment, obligation or charge of the same or of a similar nature to any of the foregoing, including any interest, penalty or addition thereto.
          “Tax Return” means any return, report, declaration, claim for refund, certificate, bill, or other return or statement, including any schedule or attachment thereto, and any amendment thereof, filed or required to be filed with any Tax Authority in connection with the determination, assessment or collection of any Tax.
          “Third Party Reinsurance Agreements” means reinsurance agreements, other than this Reinsurance Agreement and reinsurance agreements solely between or among CNA Affiliates, whereby any Reinsured or CNA Insurer has ceded the Business Covered, and which agreements have not been voided or commuted.

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          “Third Party Reinsurance Allocation Agreement” means the Third Party Reinsurance Allocation Agreement by and among the Parties, substantially in the form of Exhibit C attached hereto.
          “Third Party Reinsurance Recoverables” means Gross Third Party Reinsurance Recoverables, less Collection Expenses.
          “Transaction Documents” means the Master Transaction Agreement and the Ancillary Agreements (as such term is defined in the Master Transaction Agreement), other than this Reinsurance Agreement.
          “Trustee” means the trustee named in the Collateral Trust Agreement and any successor trustee appointed as such pursuant to the terms of such Collateral Trust Agreement.
          “Ultimate Net Loss” has the meaning set forth in Section 2.3.
          “Unallocated Loss Adjustment Expenses” means any loss adjustment expenses which are not Allocated Loss Adjustment Expenses. For purposes of this Reinsurance Agreement, this definition of “Unallocated Loss Adjustment Expenses” will apply regardless of how the Reinsured reserve for Unallocated Loss Adjustment Expenses on its annual and quarterly statutory financial statements filed with Governmental Authorities.
ARTICLE II
REINSURANCE CEDED
          2.1 Reinsurance Coverage.
          Effective as of the Inception Date, the Reinsured shall cede to the Reinsurer, and the Reinsurer shall reinsure 100% of all losses, liabilities and expenses included within the definition of Ultimate Net Loss paid by the Reinsured (as recorded on the general ledger of the Reinsured) on or after the Inception Date, subject to the LPT Limit (the “Reinsured Liabilities”). Notwithstanding any other provision in this Reinsurance Agreement or the Transaction Documents to the contrary, the Reinsurer’s aggregate limit of liability for Ultimate Net Loss shall be no greater than Four Billion Dollars ($4,000,000,000) (the “LPT Limit”).
          2.2 Commencement of the Reinsurer’s Liability.
          The Reinsurer’s liability under this Reinsurance Agreement shall attach simultaneously with that of the Reinsured, and all reinsurance with respect to which the Reinsurer shall be liable by virtue of this Reinsurance Agreement shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, assessments and waivers and to the same modifications, alterations and cancellations, as the respective Reinsured Contracts and Business Covered to which liability under this Reinsurance Agreement attaches, the true intent of this Reinsurance Agreement being that the Reinsurer shall, in every case to which liability under this Reinsurance Agreement attaches, follow the fortunes of the Reinsured, and the Reinsurer shall be bound, without limitation, by all payments and settlements entered into by or on behalf

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of the Reinsured, subject to the terms, conditions, provisions and the LPT Limit set forth herein, and the Administrative Services Agreement.
          2.3 Ultimate Net Loss.
          “Ultimate Net Loss” means the sum of any amount which is paid, required to be paid or due to be paid by any Reinsured or CNA Insurer on and after the Inception Date in respect of Business Covered for: (i) settlement or satisfaction of the A&P Claims relating to the Business Covered; plus (ii) Allocated Loss Adjustment Expenses; plus (iii) Declaratory Judgment Expenses; plus (iv) Extracontractual Damages; minus (v) Third Party Reinsurance Recoverables and Other Recoveries (but expressly excluding Pre-Inception Date Receivables), to the extent actually collected and paid to the Reinsurer; provided, however, in no event shall Ultimate Net Loss include any Unallocated Loss Adjustment Expenses.
          2.4 Exclusions.
          Notwithstanding any provision of this Reinsurance Agreement to the contrary, the Reinsurer shall not be liable for any liabilities or obligations of the Reinsured that are not Reinsured Liabilities, including:
     (a) Any sum paid or booked as paid prior to the Inception Date in settlement or payment of any obligation arising from Business Covered, including any such sums for Allocated Loss Adjustment Expenses, Declaratory Judgment Expenses or Extracontractual Damages which, in each case, were paid or booked as paid prior to the Inception Date;
     (b) Any liability of any Reinsured or CNA Insurer for the intentional and malicious acts or omissions of their employees, officers or directors (as so determined by final adjudication by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties), except to the extent that any loss would otherwise constitute an Extracontractual Damage;
     (c) Any liability with respect to any Tax or assessment, whether paid directly by the Reinsured or billed to the Reinsured by or through a cedent or insured, regardless of whether the Tax is denominated as an income tax, excise tax, premium tax, surplus lines tax or any other Tax or assessment;
     (d) Any claims under workers’ compensation policies (except for coverage for (1B) employer’s liability claims that involve asbestos or pollution) or under first party insurance policies;
     (e) Any liability arising from Reinsured’s role as a managing general agent or pool manager;
     (f) Any liability assumed by any Reinsured under a reinsurance agreement or cover note entered into on or after the Inception Date, including with any CNA Insurer who was not an Affiliate of CNA on the date such reinsurance agreement or cover note

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was entered into, or any additional liability arising from an amendment to a reinsurance agreement, which amendment was entered into on or after the Inception Date;
     (g) Any additional liability arising from an amendment to a Reinsured Contract by a Reinsured pursuant to Section 19.1(b); or
     (h) Any claim or liability set forth on Schedule 2.4(h) attached hereto (collectively, (a)-(h) constitute the “Excluded Liabilities”).
          2.5 Unallocated Loss Adjustment Expenses.
          For the avoidance of doubt, notwithstanding any provision of this Reinsurance Agreement to the contrary, the Reinsurer shall be responsible for reimbursing the Reinsured for three million five hundred thousand dollars ($3,500,000), which amount represents the Reinsurer’s share of the Unallocated Loss Adjustment Expenses incurred by the Reinsured in connection with the Business Covered on or after the Inception Date up to the Closing Date, and such payment shall not affect the LPT Limit or the reinsurance provided hereunder. The amount of the payment referenced in the foregoing sentence shall be deposited into the Collateral Trust Account in accordance with Section 2.3 of the Master Transaction Agreement. The Reinsurer shall be liable for Unallocated Loss Adjustment Expenses that (i) Reinsurer has incurred in connection with its administration of the Business Covered pursuant to the Administrative Services Agreement, or (ii) have been expressly approved for payment in writing by Reinsurer or otherwise provided for in this Reinsurance Agreement, and such payments shall not affect the LPT Limit.
          2.6 Notice Regarding LPT Limit.
          In the event that the remaining LPT Limit is, through the Reinsurer’s payment of Ultimate Net Loss under this Reinsurance Agreement, reduced to one billion dollars ($1,000,000,000) on a paid basis, the Reinsurer shall promptly provide written notice to the Reinsured and, to the extent that the Reinsurer has concluded that the remaining LPT Limit will be exhausted on a paid basis, a good faith estimate of the date when the LPT Limit is expected to be exhausted.
          2.7 Territory.
          The reinsurance provided under this Reinsurance Agreement shall be coextensive with the territory of the Reinsured Contracts.
          2.8 Change of Control.
          For the avoidance of doubt, the reinsurance provided under this Reinsurance Agreement shall continue unchanged regardless of any Change of Control.

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          2.9 Redomestication.
          The Reinsurer’s consent shall be obtained prior to any action by a Reinsured or a CNA Insurer (including a Change of Control) that results in redomestication of that entity outside the United States.
          2.10 CNA Insurers Bound.
          The Reinsured shall cause the CNA Insurers to abide by and be bound by the terms and conditions of this Reinsurance Agreement and the Administrative Services Agreement.
ARTICLE III
REINSURANCE CONSIDERATION
          3.1 Reinsurance Premium.
          On the Closing Date, the Reinsured shall pay to the Reinsurer cash in the aggregate amount of two billion dollars ($2,000,000,000) (the “Reinsurance Premium”), as adjusted in the Initial Reconciliation Statement pursuant to Section 2.3 of the Master Transaction Agreement, to be deposited directly by the Reinsured on behalf of the Reinsurer into the Collateral Trust Account.
          3.2 Transfer of Pre-Inception Date Receivables.
          In addition to the payment of the Reinsurance Premium, the Reinsured shall transfer the right to collect the Pre-Inception Date Receivables to the Reinsurer. All Pre-Inception Date Receivables actually collected by the Reinsurer shall be for the benefit and account of the Reinsurer. The Parties hereby acknowledge and agree that neither the collection of, or failure to collect, Pre-Inception Date Receivables shall affect the LPT Limit. The Reinsured shall, if reasonably requested by the Reinsurer, aid the Reinsurer at the Reinsurer’s expense in the collection of Pre-Inception Date Receivables, and the Reinsurer is authorized to undertake such efforts as it deems reasonably necessary, including on behalf of and in the name of a CNA Insurer, in order to collect such Pre-Inception Date Receivables.
          3.3 Payments.
     (a) Except with respect to payments of Ultimate Net Loss made by Reinsurer to third parties on behalf of Reinsured, and except as otherwise set forth in Section 2.3 of the Master Transaction Agreement with respect to the accounting reconciliation, all payments between the Parties made pursuant to this Reinsurance Agreement shall be made either (i) by wire transfer of United States dollars in cash to such bank account or accounts as designated by the recipient or (ii) by direct deposit or direct debit through the Automated Clearing House (ACH) system.
     (b) Except with respect to payments of Ultimate Net Loss made by Reinsurer to third parties on behalf of Reinsured, and except as otherwise set forth in Section 2.3 of the Master Transaction Agreement with respect to the accounting reconciliation, all

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payments by the Reinsurer to the Reinsured shall be made directly to the Reinsured or to its liquidator, receiver, or its statutory successor.
ARTICLE IV
ADMINISTRATION
          4.1 Administration.
          Pursuant to the Administrative Services Agreement, the Reinsured and the CNA Insurers appoint the Reinsurer and/or its duly appointed Affiliate(s) to perform all administrative services with respect to the Reinsured Contracts and Third Party Reinsurance Agreements as respects the Business Covered until the date of termination of this Reinsurance Agreement (or the date of termination of the Administrative Services Agreement, if earlier) and the Reinsurer agrees to perform such services on behalf of the Reinsured as provided in the Administrative Services Agreement.
ARTICLE V
RESERVING REQUIREMENTS
          5.1 Reserve Assumption Changes.
          On and after the Inception Date, the Reinsurer shall establish and at all times maintain a reserve liability on the Reinsurer’s statutory financial statements with respect to the Reserves on the Business Covered, which shall be determined by the Reinsurer in accordance with SAP, including applicable actuarial principles. The Reinsured shall determine its Reserves on the Business Covered in accordance with SAP, including applicable actuarial principles.
ARTICLE VI
DURATION AND TERMINATION
          6.1 Duration and Termination.
          Without limiting any provision of the Master Transaction Agreement, this Reinsurance Agreement shall commence on the Closing Date and continue in force until (i) such time as the Reinsurer’s liability with respect to Ultimate Net Loss terminates, which will be the earlier of: (a) the date the Reinsured’s liability with respect to the Business Covered is terminated and all amounts due the Reinsured under this Reinsurance Agreement with respect to the Business Covered is paid or (b) the date on which the Reinsurer has paid an amount of Ultimate Net Loss equal to the LPT Limit or (ii) the date on which this Reinsurance Agreement is terminated by the mutual written consent of the Parties.

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          6.2 Effect of Termination.
          Notwithstanding the other provisions of this Article VI, the terms and conditions of Articles I and X and the provisions of Sections 21.1, 22.1, 22.7, 22.12, and 22.13 shall remain in full force and effect after the termination of this Reinsurance Agreement.
ARTICLE VII
ACCOUNTING AND SETTLEMENT REPORTS
          7.1 Accounting and Settlement Reports.
          Pursuant to and in accordance with the terms of the Administrative Services Agreement, the Reinsurer will provide to the Reinsured accounting and settlement reports as to the Reinsured Contracts and Third Party Reinsurance Agreements as respects the Business Covered.
          7.2 Tax Reporting.
          Each Party to the transaction provided for in this Reinsurance Agreement has conducted prior to execution of this Reinsurance Agreement such risk transfer testing analysis as that Party deems appropriate in its independent judgment in order to report properly the transaction for SAP and federal income tax purposes. Based on such analysis each Party has independently determined that the transaction provided for in this Reinsurance Agreement is properly accounted for as reinsurance for SAP and federal income tax purposes.
ARTICLE VIII
INSOLVENCY
          8.1 Insolvency of Reinsured.
     (a) The Reinsurer hereby agrees that in the event of the insolvency of any Reinsured and the appointment of a conservator, liquidator, receiver or statutory successor of the Reinsured, all amounts due the Reinsured under this Reinsurance Agreement shall be payable by the Reinsurer to any conservator, liquidator, receiver or statutory successor of the Reinsured on the basis of the claims allowed against the Reinsured by any court of competent jurisdiction or by any conservator, liquidator, receiver or statutory successor of the Reinsured having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, receiver or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer as set forth in this Section shall be made directly to the Reinsured or to its conservator, liquidator, receiver, or statutory successor, except where the Reinsurance Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Reinsured. Under no circumstances shall Reinsurer’s liability hereunder be accelerated or enlarged by the insolvency of any Reinsured.

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     (b) It is agreed and understood, however, that in the event of the insolvency of any Reinsured the liquidator, receiver or statutory successor of such Reinsured shall give written notice of the pendency of a claim against such Reinsured on a Reinsured Contract within a reasonable period of time after such claim is filed in the insolvency proceedings and that during the pendency of such claim Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to such Reinsured or its liquidator, receiver or statutory successor. It is further understood that the expense thus incurred by Reinsurer shall be chargeable, subject to court approval, against such Reinsured as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to such Reinsured solely as a result of the defense undertaken by Reinsurer.
ARTICLE IX
COLLATERAL TRUST ACCOUNT
          9.1 Establishment of Collateral Trust Account.
     (a) In accordance with the Collateral Trust Agreement to be entered into between the Parties and the Trustee as of the date hereof, the Reinsurer shall have procured, on or prior to the date hereof, with and in the name of the Trustee, a segregated trust account maintained by the Trustee with account number 80460400 (the “Collateral Trust Account”), to be held for the benefit of each of the Reinsured pursuant to the provisions of the Collateral Trust Agreement.
     (b) On the Closing Date, (i) the Reinsured shall transfer and assign to the Collateral Trust Account, on behalf of the Reinsurer, assets consisting of cash in the aggregate amount of the Reinsurance Premium, as adjusted in the Initial Reconciliation Statement pursuant to Section 2.3 of the Master Transaction Agreement and (ii) the Reinsurer shall transfer and assign to the Collateral Trust Account assets consisting of cash in the aggregate amount of two hundred million dollars ($200,000,000).
          9.2 Ongoing Funding of Collateral Trust Account.
          In accordance with the requirements of the Collateral Trust Agreement, unless there is a Collateral Triggering Event or a Reinsurance Credit Event, the Reinsurer shall not be required to deposit additional assets into the Collateral Trust Account after the Closing Date. All transfers to and withdrawals from the Collateral Trust Account shall be in accordance with the terms set forth herein and subject to the requirements set forth in the Collateral Trust Agreement.
          9.3 Collateral Trust Assets.
     (a) Prior to the occurrence of a Reinsurance Credit Event, the assets that may be held in the Collateral Trust Account shall consist of Eligible Investments. Upon the occurrence of a Reinsurance Credit Event, however, in accordance with the requirements of the Collateral Trust Agreement and Section 9.6 herewith, the assets in the Collateral Trust Account shall consist of Permitted Investments.

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     (b) The Reinsurer shall, prior to depositing any Eligible Investments or Permitted Investments, as applicable, into the Collateral Trust Account, and from time to time as required, execute all assignments and endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignment in order that the Trustee, upon direction of the Reinsured, may whenever necessary negotiate any such assets without consent or signature from the Reinsurer or any other entity.
     (c) Pursuant to the terms of the Collateral Trust Agreement, the Collateral Trust Assets shall be held by the Trustee for the sole purpose of satisfying any obligations of the Reinsurer to the Reinsured with respect to the Business Covered under this Reinsurance Agreement.
          9.4 Settlements.
          All settlements of account under the Collateral Trust Agreement between the Reinsurer and the Reinsured shall be made in United States dollars in cash or its equivalent.
          9.5 Modification Upon Occurrence of Collateral Triggering Event.
          The Parties acknowledge and agree that, upon the occurrence of a Collateral Triggering Event, all references to “Security Amount” in the Collateral Trust Agreement shall be modified in accordance with its definition to give effect to the Collateral Triggering Event. In addition, as soon as is practicable, but no later than contemporaneously with the posting of the collateral under any Collateral Triggering Agreement that results in the Reinsurer posting one billion dollars or more of collateral either on an individual or aggregate basis, the Reinsurer shall deposit such additional assets into the Collateral Trust Account so that the aggregate fair market value of the Eligible Investments in the Collateral Trust Account equals the newly computed Security Amount. Until such time as (i) the events, changes or conditions that gave rise to the collateral requirement under one or more of the Collateral Triggering Agreements cease to exist or apply and (ii) the Reinsurer has withdrawn or reduced the aggregate amount of collateral posted under Collateral Triggering Agreements ((i) and (ii) together, the “Collateral Reduction Event”), the Reinsurer shall ensure that the Collateral Trust Account shall hold Eligible Investments at all times with a fair market value of no less than 100% of the Security Amount (as defined in clause (ii) of Section 1.1(jj) of the Collateral Trust Agreement); provided, however, if a Collateral Reduction Event has occurred, the Security Amount shall be reduced by a percentage which is proportionate to each percentage reduction of all collateral posted under the Collateral Triggering Agreements; provided, further, however, in no event shall the Security Amount be reduced to an amount less than 100% of the Security Amount (as defined in clause (i) of Section 1.1(jj) of the Collateral Trust Agreement).
          9.6 Modification Upon Occurrence of a Reinsurance Credit Event.
     (a) The Parties acknowledge and agree that, upon the occurrence of a Reinsurance Credit Event, this Reinsurance Agreement, the Collateral Trust Agreement and the Collateral Trust Account shall be modified for that period of time for which the Reinsurance Credit Event continues to apply, to fully conform to the requirements of the laws and regulations governing credit for reinsurance of the domiciliary state of the

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Reinsured that that is the subject of the Reinsurance Credit Event. Furthermore, the Parties acknowledge and agree that a Reinsurance Credit Event may occur as a result of the financial impairment of the Reinsurer or it may occur as a result of other causes, some of which may be cured by the Reinsurer within a reasonable period of time. Consequently, the Parties hereto agree that:
     (i) Should either Party become aware of a Reinsurance Credit Event or the likelihood of the occurrence of a Reinsurance Credit Event, such Party shall provide prompt written notice to the other either (i) certifying that a Reinsurance Credit Event has occurred or (ii) describing the circumstances and cause for such notice. Such notice shall indicate whether the Reinsurance Credit Event resulted or is likely to result from any financial impairment of the Reinsurer or from other causes. For purposes of this Article IX, a Reinsurance Credit Event resulting from or likely to result from any financial impairment of the Reinsurer shall be referred to as a “Reinsurance Credit Event I” and a Reinsurance Credit Event resulting from or likely to result from causes other than the financial impairment of the Reinsurer shall be referred to as a “Reinsurance Credit Event II.”
     (ii) Upon the occurrence of a Reinsurance Credit Event I, the Parties acknowledge and agree that certain provisions of the Collateral Trust Agreement shall cease to be effective, and other provisions shall automatically become effective thereafter, as described in the Collateral Trust Agreement. In addition, any other provisions required under applicable law and regulations governing trusts providing full statutory financial statement credit for reinsurance ceded by property and casualty insurance companies shall be incorporated into the Collateral Trust Agreement.
     (iii) Upon the occurrence of a Reinsurance Credit Event II, then the Reinsurer shall have a period of ninety (90) calendar days to seek to cure or address to the satisfaction of the Reinsured the circumstances giving rise to the Reinsurance Credit Event II. Should the Reinsurer be unable to cure the situation or address it to the satisfaction of the Reinsured during such period, Reinsurer shall establish a new trust account for each Reinsured that is the subject of the Reinsurance Credit Event II, pursuant to a trust agreement substantially in the form attached hereto as Exhibit D (“Reinsurance Credit Event II Trust Agreement”). Notwithstanding anything to the contrary stated herein, the Reinsurer shall be required to establish a new trust account solely for the benefit of CCC and/or CIC, respectively, and only to the extent CCC and/or CIC is the subject of the Reinsurance Credit Event II.
     (iv) The trust account or accounts established pursuant to the Reinsurance Credit Event II Trust Agreements (“Reinsurance Credit Event II Trust Accounts”) shall initially be funded by such Permitted Investments from the Collateral Trust Account that represents the percentage of the remaining value of Collateral Trust Assets reflecting the portion of the Reinsurance Premium that was contributed by the applicable Reinsured, less Ultimate Net Loss paid in respect of such Reinsured. In addition to such assets, the Reinsurer shall deposit into the Reinsurance Credit Event II Trust Accounts sufficient additional assets so that the

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aggregate fair market value of the Reinsurance Credit Event II Trust Accounts equals the applicable Required Amount. The Reinsurance Credit Event II Trust Accounts shall be funded with Permitted Investments only.
     (v) The Reinsurance Credit Event II Trust Accounts shall remain in place only for so long, and only to the extent, required to address the event, change or condition giving rise to the establishment of such trust accounts. The Reinsured agrees that in the event that the Reinsurance Credit Event ceases to exist or apply, the Reinsured will provide its approval for the termination of the Reinsurance Credit Event II Trust Accounts and for the return of all assets to the Reinsurer; provided, however, the fair market value of the Permitted Investments transferred from the Collateral Trust Account to the Reinsurance Credit Event II Trust Account less Ultimate Net Loss paid on behalf of the Reinsured since such transfer shall be transferred to the Collateral Trust Account. In addition, to the extent that the obligations of the Reinsurer to provide security diminish, the Reinsured shall provide its approval for the reduction of the Reinsurance Credit Event II Trust Account.
          9.7 Withdrawal of Collateral Trust Assets by Reinsured Prior to the Occurrence of a Reinsurance Credit Event.
     (a) The Parties agree that Collateral Trust Assets may be withdrawn by the Reinsured, and utilized and applied by the Reinsured, or any successor by operation of law of the Reinsured including, any liquidator or rehabilitator, receiver or conservator of the Reinsured, without diminution because of insolvency on the part of the Reinsured or the Reinsurer, only for one or both of the following purposes:
     (i) to pay or reimburse the Reinsured for the Reinsurer’s share of claims, losses or other amounts due and payable to the Reinsured under the terms and conditions of this Reinsurance Agreement or to pay or reimburse the Reinsured for amounts to which it is entitled under the terms and conditions of the Administrative Services Agreement not yet recovered from the Reinsurer or the Collateral Trust Account; and
     (ii) to pay to the Reinsurer amounts held in the Collateral Trust Account in excess of the Security Amount.
     (b) Notwithstanding the foregoing, the Reinsured shall only withdraw Collateral Trust Assets under Section 9.7(a)(i) pursuant to the terms of a final order of an arbitration panel or court of competent jurisdiction with which the Reinsurer has failed to comply, provided that notice of such withdrawal is provided not less than five (5) Business Days in advance of the requested withdrawal. If the Reinsurer contests the validity of the arbitration order by notice to the Reinsured, the Reinsurer may challenge the validity of the withdrawal order in a court of competent jurisdiction. During the pendency of such litigation, notice of withdrawal shall not be effective except as ordered by the court in which the litigation is pending;

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     (c) The Reinsured shall return to the Collateral Trust Account, within five (5) Business Days, assets withdrawn in excess of all amounts due under Sections 9.7(a)(i) and (ii). Any such excess amount shall at all times be held by the Reinsured (or any successor by operation of law of the Reinsured, including any liquidator, rehabilitator, receiver or conservator of Reinsured) in trust for the benefit of the Reinsurer and be maintained in a segregated account, separate and apart from any assets of the Reinsured for the sole purpose of funding the payments and reimbursements described in Section 9.7(a).
          9.8 Withdrawal of Collateral Trust Assets by Reinsured After the Occurrence of a Reinsurance Credit Event.
     (a) The Parties agree that the Collateral Trust Assets may only be withdrawn by the Reinsured, and utilized and applied by the Reinsured, or any successor by operation of law of the Reinsured including any liquidator or rehabilitator, receiver or conservator of the Reinsured, without diminution because of insolvency on the part of the Reinsured or the Reinsurer, for one or more of the following purposes:
     (i) to pay or reimburse the Reinsured for the Reinsurer’s share of premiums returned to policyholders or ceding companies of the Reinsured Contracts because of cancellations of such contracts to the extent same constitute Ultimate Net Loss hereunder;
     (ii) to reimburse the Reinsured for the Reinsurer’s share of surrenders and benefits or losses paid by the Reinsured pursuant to the provisions of the Reinsured Contracts to the extent same constitute Ultimate Net Loss hereunder;
     (iii) to fund an account with the Reinsured in an amount at least equal to the deduction, for reinsurance ceded, from the Reinsured’s liabilities for the Reinsured Liabilities. The account must include, but not be limited to, amounts for policy reserves, claims and losses incurred, including losses incurred but not reported, Allocated Loss Adjustment Expenses, and unearned premium reserves; and
     (iv) to pay any other amounts the Reinsured claims are due under this Reinsurance Agreement.
     (b) The Reinsured shall return to the Collateral Trust Account, within five (5) Business Days, assets withdrawn in excess of all amounts due under Sections 9.8(a)(i), (ii) and (iv), or, in the case of Section 9.8(a)(iii), assets that are subsequently determined not to be due. Any such excess amount shall at all times be held by the Reinsured (or any successor by operation of law of the Reinsured, including any liquidator, rehabilitator, receiver or conservator of Reinsured) in trust for the benefit of the Reinsurer and be maintained in a segregated account, separate and apart from any assets of Reinsured for the sole purpose of funding the payments and reimbursements described in paragraphs (i), (ii) and (iv) of Section 9.8(a). The Reinsured shall pay interest in cash to the Reinsurer on the amount withdrawn, equal to the actual amount of interest, dividends, and other

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income earned on the assets in such segregated account so long as the fair market value of the assets in such segregated account and the fair market value of any remaining Collateral Trust Assets equals, in the aggregate, 102% of the Required Amount, and shall otherwise credit to such segregated account all such income earned on the assets in such segregated account.
ARTICLE X
DISPUTE RESOLUTION
          10.1 Dispute Resolution.
          Notwithstanding anything contained herein to the contrary, any dispute between the Parties arising out of or relating to this Reinsurance Agreement or the breach, termination or validity hereof (“Dispute”) will be first addressed in accordance with the procedures specified in Section 10.2, and subsequently, if necessary, Article XI, which will be the sole and exclusive procedures for the resolution of any such Disputes.
          10.2 Negotiation Amongst the Parties.
     (a) The Parties agree that they shall first attempt to resolve Disputes by informal in-person discussions and negotiations of their respective representatives. If the Parties are unable to resolve any such Dispute through such in-person discussions and negotiations within thirty (30) calendar days of the day on which a Party receives from the other Party or Parties written notice of a Dispute, the Dispute shall be submitted for resolution to a designated executive officer of each Party, with authority to make a decision. If the designated executive officers are unable to reach a mutually acceptable resolution within ten (10) calendar days after expiration of such thirty-day period, on the request of any Party, the Dispute shall be resolved in accordance with subsection (b) of this Section 10.2. All negotiations, discussions, and communications made or conducted pursuant to the procedures set forth in this Section 10.2(a) are confidential and will be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and any other applicable rules of evidence.
     (b) Upon completion of the dispute resolution process described in subsection (a) of this Section 10.2 without resolution of the Dispute, any Party may submit the Dispute for resolution in accordance with Article XI.
ARTICLE XI
ARBITRATION
          11.1 Arbitration.
     (a) Except as provided in Article X, any Dispute shall be finally determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein. If the amount in controversy is five million dollars ($5,000,000) or less (including all

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claims and counterclaims) there shall be one arbitrator who shall be agreed upon by the Parties within twenty (20) calendar days of receipt by respondent(s) of a copy of the demand for arbitration. The single arbitrator may not award an amount greater than five million dollars ($5,000,000) in value under any circumstances. If the amount in controversy is more than five million dollars ($5,000,000) (including all claims and counterclaims) there shall be three neutral and impartial arbitrators, one of whom shall be appointed by each of (i) the Reinsured, on the one hand and (ii) the Reinsurer, on the other hand, within thirty (30) calendar days of receipt by respondent(s) of the demand for arbitration, and the third arbitrator, who shall chair the arbitral tribunal, shall be appointed by the Party appointed arbitrators within fifteen (15) calendar days of the appointment of the second arbitrator. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each Party being given a limited number of strikes, except for cause. Any arbitrator appointed by the AAA shall be a retired federal or state appellate court judge or a current or retired officer of an insurance company with no less than fifteen (15) years of experience in the property casualty insurance industry. The arbitration hearing on the merits shall be commenced within ninety (90) calendar days of the appointment of the arbitrator(s) or as soon thereafter as practicable. In rendering an award, the arbitral tribunal shall be required to follow the laws of the State of New York. The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The arbitrator(s) shall be permitted to award any relief permitted under New York law, including damages and any form of temporary or permanent injunctive relief, but shall not be permitted to award special, indirect, punitive or incidental damages or damages for lost profits or any other consequential damages or damages based on multiples or similar valuation techniques. The award shall be final and binding upon the Parties and shall be the sole and exclusive remedy between the Parties regarding any claims, counterclaims, issues or accounting presented to the arbitrator(s). Judgment upon the award may be entered in any court having jurisdiction over any Party or any of its assets. Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the Party or Parties resisting such enforcement. Arbitrability of any and all disputes shall be decided by the arbitrator(s). In the event of any inconsistency between the Rules and the provisions of this Article XI, the provisions of this Article XI shall control.
     (b) Arbitration hereunder shall be conducted in Chicago, Illinois or New York, New York, as determined by the Party against whom the arbitration is demanded.
ARTICLE XII
EXTRACONTRACTUAL DAMAGES
          12.1 Extracontractual Damages.
     (a) To the maximum extent permitted by Applicable Law, this Reinsurance Agreement shall cover Extracontractual Damages. “Extracontractual Damages” as used in this Reinsurance Agreement means all liabilities arising from the Business

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Covered for which any Reinsured and CNA Insurer is liable arising from actual or alleged misconduct, negligence, fraud or bad faith of any Reinsured, any CNA Insurer or any of their Affiliates, or their agents, brokers or Representatives (other than the Reinsurer acting on behalf of the Reinsured pursuant to the Administrative Services Agreement, which liability shall be indemnified pursuant to such agreement) in their handling of claims or losses, or in any of their dealings with their insureds or any other Person. Such liabilities shall include punitive, exemplary, compensatory, and consequential damages. Extracontractual Damages shall also include any and all amounts otherwise included in the definition of Ultimate Net Loss that any Reinsured pays or is obligated to pay to ceding companies under Business Covered that are agreements of assumed reinsurance, whether under the terms of such reinsurance contracts or as a result of agreements between the Reinsured and cedents as to the settlement of specific claims.
     (b) For the avoidance of doubt, notwithstanding anything to the contrary in this Reinsurance Agreement, any liability of the Reinsured or the CNA Insurers for the intentional and malicious acts or omissions of their employees, officers or directors (as so determined by final adjudication by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties) shall be paid by the Reinsured or the CNA Insurers and any such payment shall not affect the LPT Limit.
     (c) For the avoidance of doubt, notwithstanding anything to the contrary in this Reinsurance Agreement, any liability of the Reinsurer for the intentional and malicious acts or omissions of their employees, officers or directors (as so determined by final adjudication by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties) shall be paid by the Reinsurer; provided, however, any such payment shall not affect the LPT Limit.
ARTICLE XIII
SALVAGE AND SUBROGATION
          13.1 Salvage and Subrogation.
          The Reinsurer shall be subrogated to all rights of any Reinsured or CNA Insurer against any Person or other entity who may be legally responsible in damages constituting Ultimate Net Loss for which the Reinsurer shall actually pay, or become liable to pay, on or after the Inception Date (but only to the extent of the amount of payment by, or the amount of liability of, the Reinsurer). The Reinsured and the CNA Insurers hereby assign, transfer and convey to the Reinsurer any and all rights of the Reinsured and the CNA Insurers to salvage and subrogation on the Business Covered which was paid prior to the Inception Date. The rights of the Reinsurer and the obligations of the Reinsured under this Section 13.1 shall terminate at such time as the Reinsurer shall have paid to the Reinsured under this Reinsurance Agreement an amount of Ultimate Net Loss equal to the LPT Limit.

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          13.2 Expenses.
          In determining the amount of salvage or subrogation, there shall first be deducted from any amount recovered the out-of-pocket expenses incurred in effecting the recovery (including, without limitation, all court, arbitration, mediation or other dispute resolution costs, attorneys’ fees and expenses but excluding overhead, salaries and expenses of officers and employees of the Reinsured and similar internal costs), except to the extent otherwise paid or reimbursed by the Reinsurer hereunder.
ARTICLE XIV
THIRD PARTY REINSURANCE AGREEMENTS
          14.1 Third Party Reinsurance Agreements.
     (a) The Third Party Reinsurance Agreements shall be administered in accordance with the Administrative Services Agreement. Any Third Party Reinsurance Recoverables will be allocated in accordance with the terms and conditions of the Third Party Reinsurance Allocation Agreement. Third Party Reinsurance Recoverables relating to A&P Claims paid by Reinsurer shall be paid to Reinsurer. The Parties acknowledge and agree that amounts recoverable under the Third Party Reinsurance Agreements are available both to the Reinsurer for the Business Covered and to the Reinsured for all other claims in accordance with the terms of the Third Party Reinsurance Allocation Agreement.
     (b) The Reinsured shall not, without the Reinsurer’s prior approval (which approval shall not be unreasonably or arbitrarily withheld, conditioned or delayed), terminate or materially modify any existing Third Party Reinsurance Agreement providing protection to the Business Covered.
          14.2 Collection Responsibility.
          The Reinsured and the CNA Insurers shall, if reasonably requested by the Reinsurer, cooperate with the Reinsurer, at the Reinsurer’s expense, in collection of all amounts due in respect of the Reinsured Liabilities under the Third Party Reinsurance Agreements. The collection of such reinsurance shall be the responsibility of the Reinsurer as provided in the Administrative Services Agreement. To the extent such collections are not in fact made, the amounts uncollected shall not serve to reinstate remaining Ultimate Net Loss as provided in Section 2.3. The Reinsured shall not have any responsibility to the Reinsurer for any uncollectible amounts under Third Party Reinsurance Agreements.

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ARTICLE XV
REINSURANCE CREDIT
          15.1 Reinsurance Credit.
     (a) Reinsurer shall, at its own expense, be required to take all steps (including the posting of letters of credit or other acceptable security) necessary to comply with all Applicable Laws in United States jurisdictions so as to permit all Reinsureds to obtain full credit on their statutory financial statements (including those financial statements or portions thereof required in connection with maintaining each Reinsured’s status as an accredited reinsurer or eligible surplus lines insurer) for the reinsurance provided by this Reinsurance Agreement in all applicable United States jurisdictions throughout the entire term of this Reinsurance Agreement to the extent credit is not otherwise available under such Applicable Law. Any event that results in any Reinsured being unable to obtain full statutory financial statement credit for the reinsurance provided under this Reinsurance Agreement in any applicable United States jurisdiction at any point in time during the term of this Reinsurance Agreement shall be referenced herein as a “Reinsurance Credit Event.” Reinsurer shall promptly notify Reinsured of any event or change or condition that will reasonably likely result in a Reinsurance Credit Event.
     (b) It is understood and agreed that any term or condition required by such Applicable Law in a United States jurisdiction to be included in this Reinsurance Agreement for all Reinsureds to receive financial statement credit for the reinsurance provided by this Reinsurance Agreement shall be deemed to be incorporated in this Reinsurance Agreement by reference. Furthermore, the Parties agree to amend this Reinsurance Agreement or enter into other agreements or execute additional documents as needed to comply with the credit for reinsurance laws and regulations and/or the requirements of the applicable Governmental Authorities in all United States jurisdictions in which Reinsured requires financial credit for the reinsurance provided by this Reinsurance Agreement. To the extent that any other agreements or additional documents are deemed by Reinsurer to increase or accelerate its liabilities hereunder or otherwise adversely impact the economics of this Reinsurance Agreement as respects the Reinsurer, the Reinsurer shall be afforded the opportunity to investigate alternatives for accomplishing the financial statement credit objectives set forth herein; provided, however, any such investigation of alternatives shall not cause the Reinsured to incur a Schedule F penalty or otherwise fail to receive financial statement credit in a timely manner.
     (c) Notwithstanding anything else contained herein, under no circumstances shall Reinsurer be required at any time to fund any trust(s) and/or account(s) in excess of the amount equal to the LPT Limit less Ultimate Net Loss paid.

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ARTICLE XVI
REGULATORY MATTERS
          16.1 Regulatory Matters.
     (a) If the Reinsured or the Reinsurer receives notice of, or otherwise becomes aware of any inquiry, investigation, examination, audit or proceeding by Governmental Authorities (other than Tax Authorities) relating to the Reinsured Contracts, the Business Covered or the reinsurance provided hereunder, the Reinsured or the Reinsurer, as applicable, shall promptly notify the other Party thereof, whereupon the Parties shall cooperate to resolve such matter in accordance with the terms of the Administrative Services Agreement.
     (b) If the Reinsured or the Reinsurer receives notice of, or otherwise becomes aware of any enforcement action by any Governmental Authority (other than a Tax Authority) arising out of any inquiry, investigation, examination, audit or proceeding by such Governmental Authority, the Reinsured or the Reinsurer, as applicable, shall promptly notify the other Party thereof, and the Parties shall cooperate to resolve such matter.
     (c) The Reinsured and the Reinsurer agree that this Reinsurance Agreement shall not be cancelled or rescinded without the prior consent of the domiciliary state insurance commissioners of CCC and CIC to the extent such prior consent is required.
ARTICLE XVII
CONFIDENTIALITY
          17.1 Confidentiality.
     (a) The Parties (each, the “Receiving Party”) hereby covenant and agree, each on behalf of itself and on behalf of its Affiliates, that from and after the date hereof, the Receiving Party and its Affiliates will not disclose, give, sell, use or otherwise divulge any Confidential Information (defined below) of the other Party (the “Disclosing Party”) or permit their respective Representatives to do the same, except that each Receiving Party may disclose such Confidential Information or portions thereof (i) if legally compelled to do so or as required in connection with an examination by an insurance regulatory authority, (ii) to the extent necessary for the performance of such Receiving Party’s obligations under this Reinsurance Agreement or the Transaction Documents, (iii) the enforcement of the rights of such Receiving Party and its Affiliates under this Reinsurance Agreement or the Transaction Documents, (iv) to those of such Receiving Party’s Affiliates, and to their respective Representatives in each case who need to know such information for the foregoing purposes, (v) as required under any Applicable Law, (vi) as required to a Tax Authority to support a position taken on any Tax Return or (vii) as required by the rules of any stock exchange on which the stock of a Receiving Party’s Affiliate is traded. If the Receiving Party or its Affiliates, or any of

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their respective Representatives become legally compelled to disclose any Confidential Information (other than as required in connection with an examination by an insurance regulatory authority or as required to a Tax Authority to support a position taken on any Tax Return), the Receiving Party shall provide Disclosing Party with prompt written notice of such requirement so that the Disclosing Party may seek a protective order or other remedy or waive compliance with this Section 17.1. In the event that such protective order or other remedy is not obtained, or the Disclosing Party waives compliance with this Section 17.1, the Receiving Party or its Affiliates, as applicable, shall furnish only that portion of Confidential Information which is legally required to be provided and exercise its commercially reasonable efforts to obtain assurances that appropriate confidential treatment will be accorded to the Confidential Information.
     (b) The Receiving Party, on behalf of itself and on behalf of its Affiliates and their respective Representatives acknowledges that a breach of its obligations under this Section 17.1 may result in irreparable injury to the Disclosing Party. In the event of the breach by Receiving Party or any of its Affiliates or their respective Representatives of any of the terms and conditions of this Section 17.1 to be performed, the Disclosing Party shall be entitled to the remedies provided in Section 10.1.
     (c) For the purposes of this Reinsurance Agreement, “Confidential Information” means all confidential information (irrespective of the form of such information) of any kind, including any analyses, compilations, data, studies, notes, translations, memoranda or other documents, concerning the Disclosing Party or any of its Affiliates obtained directly or indirectly from the Disclosing Party or any of its Affiliates, or Representatives in connection with the transactions contemplated by this Reinsurance Agreement and the Transaction Documents, including any information regarding the A&P Business, except information (i) which at the time of the disclosure or thereafter is ascertainable or available to the public (other than as a result of a disclosure directly or indirectly by the Receiving Party or any of its Affiliates, or Representatives), (ii) is or becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or any of its Affiliates, or Representatives, provided that, to the knowledge of such Receiving Party, such source was not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation owed to another Person, (iii) the Receiving Party can establish is already in its possession or the possession of any of its Affiliates, or Representatives (other than information furnished by or on behalf of the Disclosing Party) or (iv) which is independently developed by the Receiving Party or its Affiliates without the use or benefit of any information that would otherwise be Confidential Information.
ARTICLE XVIII
ERRORS AND OMISSIONS
          18.1 Errors and Omissions.
          Inadvertent delays, errors or omissions made in connection with this Reinsurance Agreement or any transaction hereunder shall not relieve either Party from any liability which

27

would have attached had such delay, error or omission not occurred, provided that such error or omission is rectified as soon as possible after discovery, and provided, further, that the Party making such error or omission or responsible for such delay shall be responsible for any additional liability which attaches as a result. If (a) the failure of either Party to comply with any provision of this Reinsurance Agreement is unintentional or the result of a misunderstanding or oversight and (b) such failure to comply is promptly rectified, both Parties shall be restored as closely as possible to the positions they would have occupied if no error or oversight had occurred.
ARTICLE XIX
MATERIAL CHANGES
          19.1 Material Changes to Reinsured Contracts and Third Party Reinsurance Agreements.
     (a) Neither Party shall voluntarily make or agree to any material changes in the terms and conditions of any Reinsured Contract or Third Party Reinsurance Agreement without the prior approval of such changes by the other Party, which shall not be unreasonably withheld or delayed.
     (b) In the event any material changes are made by the Reinsured to any Reinsured Contracts without the prior approval of the Reinsurer and such changes result in any additional Ultimate Net Loss, the Reinsured shall not be reinsured for the amount of any additional Ultimate Net Loss resulting from such amendment to a Reinsured Contract in accordance with the terms of Section 2.4(g). In the event any material changes are made by the Reinsured to any Third Party Reinsurance Agreements without the prior approval of the Reinsurer, and such changes result in a reduction in the amount of Third Party Reinsurance Recoverables that would have been recoverable had such changes not been made, the LPT Limit shall be reduced by the amount of Third Party Reinsurance Recoverables that would have been recoverable had such amendment to a Third Party Reinsurance Agreement not been made.
     (c) In the event any material changes are made by the Reinsurer to any Reinsured Contracts without the prior approval of the Reinsured and such changes result in any additional Ultimate Net Loss, the Reinsurer shall be responsible for paying the entire amount of additional Ultimate Net Loss arising from such Reinsured Contract, provided, however, the additional amount of Ultimate Net Loss paid by the Reinsurer attributable to such amendment shall not reduce the LPT Limit. In the event any material changes are made by the Reinsurer to any Third Party Reinsurance Agreements without the prior approval of the Reinsured, and such changes result in a reduction in the amount of Third Party Reinsurance Recoverables that would have been recoverable had such changes not been made, the remaining LPT Limit shall be increased by the entire amount of such reduction in Third Party Reinsurance Recoverables attributable to such amendment to the Third Party Reinsurance Agreement.

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ARTICLE XX
RIGHT TO ASSOCIATE
          20.1 Right to Associate.
          The Reinsurer shall defend, at its own expense pursuant to the terms hereof and the Administrative Services Agreement, and in the name of the applicable Reinsured when necessary, any litigation, arbitration or other legal proceeding brought on any Reinsured Contract or Third Party Reinsurance Agreement with respect to the Business Covered. The Reinsurer, when so requested, shall afford the applicable Reinsured an opportunity to be associated with the Reinsurer, at the expense of the Reinsured, in the defense or control of any claim, suit or proceeding involving the Business Covered and the Parties shall cooperate in every respect in the defense of such claim, suit or proceeding.
ARTICLE XXI
MULTIPLE PARTIES
          21.1 Multiple Parties.
     (a) The retention of the Reinsured and the liability of the Reinsurer and all other benefits accruing to the Reinsured as provided in this Reinsurance Agreement or any amendments hereto, shall apply to the Reinsured as a group and not separately to each Reinsured. Nevertheless, the Reinsurer and each Reinsured agree to honor the terms set forth herein as if this Reinsurance Agreement were a separate agreement between the Reinsurer and each Reinsured; however, this shall not operate so as to increase either the Reinsurer’s or the Reinsured’s liability under this Reinsurance Agreement. In the event that the Reinsurer asserts that any one Reinsured has by any act or omission entitled the Reinsurer to avoid this Reinsurance Agreement and/or discharged the Reinsurer from any liability hereunder, the alleged act or omission shall not entitle the Reinsurer to seek to avoid this Reinsurance Agreement and/or discharge the Reinsurer from any liability hereunder against any other Reinsured. The Reinsurer agrees that so far as any other Reinsured is concerned, the Reinsurance Agreement shall continue in full force and effect as if the act or omission had not occurred. Nothing in this Section 21.1(a) shall be interpreted or construed in any manner to alter the LPT Limit, which is a single aggregate limit for all Reinsureds combined.
     (b) Loss notices, reports and premium payments made to the Reinsurer are to be in sufficient detail to identify what portion of any premium or loss relates to each Reinsured, and shall be accordance with the terms set forth in the Third Party Reinsurance Allocation Agreement and the Administrative Services Agreement.
     (c) As among the Reinsured, CCC shall be designated as an agent of the Reinsured with the full authority to act on behalf of the Reinsured under this Reinsurance Agreement.

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ARTICLE XXII
MISCELLANEOUS PROVISIONS
          22.1 Notices.
          Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:
          If to the Reinsured:
CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Jonathan D. Kantor
Executive Vice President,
General Counsel and Secretary
Fax: 312-817-0511
          With a copy to:
CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Michael P. Warnick
Senior Vice President and Deputy General Counsel
Fax: 312-755-2479
          If to the Reinsurer:
National Indemnity Company
100 First Stamford Place
Stamford, CT 06902
Attention: General Counsel
Fax: 203-363-5221

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          With a copy to:
National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: 402-916-3030
          Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Parties.
          22.2 Entire Agreement.
          This Reinsurance Agreement (including the exhibits and schedules hereto), the Transaction Documents and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.
          22.3 Waiver and Amendment.
          This Reinsurance Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. No waiver of any breach of this Reinsurance Agreement shall be held to constitute a waiver of any other or subsequent breach.
          22.4 Successors and Assigns.
          The rights and obligations of the Parties under this Reinsurance Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio. The terms of this Reinsurance Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.
          22.5 Headings.
          The headings of this Reinsurance Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
          22.6 Construction; Interpretation.
          The Reinsured and the Reinsurer have participated jointly in the negotiation and drafting of this Reinsurance Agreement. In the event of an ambiguity or question of intent or

31

interpretation arises, this Reinsurance Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Reinsurance Agreement. When a reference is made to an Article, Section, Schedule or Exhibit, such reference shall be to an Article, Section, Schedule or Exhibit of or to this Reinsurance Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Reinsurance Agreement, they shall be deemed to be followed by the words “without limitation.” The word “Reinsurance Agreement,” means this Reinsurance Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Reinsurance Agreement in its entirety and not to any particular Article, Section or provision of this Reinsurance Agreement. The references to “$” shall be to United States dollars. Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder. References to a Person are also to its successors and permitted assigns.
          22.7 Governing Law and Jurisdiction.
          This Reinsurance Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction. SUBJECT TO ARTICLE X, ANY SUIT, ACTION OR PROCEEDING TO COMPEL ARBITRATION OR FOR TEMPORARY INJUNCTIVE RELIEF IN AID OF ARBITRATION OR TO PRESERVE THE STATUS QUO PENDING THE APPOINTMENT OF THE ARBITRATOR(S) SHALL BE BROUGHT BY THE PARTIES SOLELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, PROVIDED THAT IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION THEN SAID ACTIONS MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK FOR NEW YORK COUNTY; AND EACH REINSURED AND THE REINSURER EACH HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE AND ANY APPELLATE COURTS THEREOF, EXCEPT THAT ANY FINAL ARBITRAL AWARD RENDERED IN ACCORDANCE WITH ARTICLE XI MAY BE ENTERED AND ENFORCED IN ANY COURT HAVING JURISDICTION OVER ANY PARTY OR ANY OF ITS ASSETS.
          22.8 No Third Party Beneficiaries.
          Nothing in this Reinsurance Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Reinsurance Agreement or any provision contained herein.
          22.9 Counterparts.
          This Reinsurance Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart.

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Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.
          22.10 Severability.
          Any term or provision of this Reinsurance Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Reinsurance Agreement or affecting the validity or enforceability of any of the terms or provisions of this Reinsurance Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this Reinsurance Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this Reinsurance Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.
          22.11 Specific Performance.
          Each of the Parties acknowledges and agrees that the other Party would be irreparably damaged in the event that any of the provisions of this Reinsurance Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Reinsurance Agreement by the other Party and to enforce specifically this Reinsurance Agreement and the terms and provisions hereof in any action instituted in accordance with Section 22.7, in addition to any other remedy to which such Party may be entitled, at law or in equity. In the event that any action is brought in equity to enforce the provisions of this Reinsurance Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law. The Parties further agree that (i) by seeking the remedies provided for in this Section 22.11, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Reinsurance Agreement, including monetary damages in the event that this Reinsurance Agreement has been terminated or in the event that the remedies provided for in this Section 22.11 are not available or otherwise are not granted and (ii) nothing contained in this Section 22.11 shall require any Party to institute any action for (or limit any Party’s right to institute any action for) specific performance under this Section 22.11 before exercising any termination right under Article VI nor shall the commencement of any action pursuant to this Section 22.11 or anything contained in this Section 22.11 restrict or limit any Party’s right to terminate this Reinsurance Agreement in accordance with the terms of Article VI or pursue any other remedies under this Reinsurance Agreement that may be available then or thereafter.

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          22.12 Waiver of Jury Trial.
          EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS REINSURANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS REINSURANCE AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS REINSURANCE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS REINSURANCE AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 22.12.
          22.13 Incontestability.
          In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this Reinsurance Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.
          22.14 Set-Off.
          Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either of the Reinsured or the Reinsurer with respect to this Reinsurance Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the net balance shall be allowed or paid.
          22.15 Currency.
          All financial data required to be provided pursuant to the terms of this Reinsurance Agreement shall be expressed in United States dollars. All payments and all settlements of account between the Parties shall be in United States currency unless otherwise agreed by the Parties.
(The remainder of this page has been intentionally left blank.)

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          IN WITNESS WHEREOF, the Parties hereby execute this Reinsurance Agreement as of the day and year first set forth above.

CONTINENTAL CASUALTY COMPANY
By:
Name:
Title:

THE CONTINENTAL INSURANCE COMPANY
By:
Name:
Title:

CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
By:
Name:
Title:

CNA INSURANCE COMPANY LIMITED
By:
Name:
Title:

NATIONAL INDEMNITY COMPANY
By:
Name:
Title:

35

Exhibit A
Form of Administrative Services Agreement
SEE ATTACHED.

A-1

Exhibit B
Form of Collateral Trust Agreement
SEE ATTACHED.

B-1

Exhibit C
Form of Third Party Reinsurance Allocation Agreement
SEE ATTACHED.

C-1

Exhibit D
Form of Reinsurance Credit Event II Trust Agreement
SEE ATTACHED.

CONFIDENTIAL

TRUST AGREEMENT
by and among
[CNA BENEFICIARY]
(hereinafter referred as the “Beneficiary”),
NATIONAL INDEMNITY COMPANY
(hereinafter referred to as the “Grantor”)
and
[TRUSTEE]
(hereinafter referred to as the “Trustee”)
[•], 2010

D-i

D-ii

TRUST AGREEMENT
          THIS TRUST AGREEMENT (this “Trust Agreement”) is made and entered into as of [•], 2010, by and among [•] (the “Beneficiary”), National Indemnity Company, a Nebraska property and casualty insurance company (the “Grantor”) and [•], a banking association organized under the laws of [•] (hereinafter referred to as “Trustee”).
          WHEREAS, in accordance with Section 9.6(a) of that certain Loss Portfolio Transfer Reinsurance Agreement, dated [•], by and among the Beneficiary, [•] and the Grantor (the “LPT Reinsurance Agreement”), the Grantor and the Beneficiary have agreed to enter into this Trust Agreement upon the occurrence of a Reinsurance Credit Event, if the Grantor has not been able to cure or address to the satisfaction of the Beneficiary and [•] the circumstances giving rise to the Reinsurance Credit Event within [90] calendar days.
          NOW THEREFORE, the Grantor, the Beneficiary and the Trustee, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the terms and conditions hereinafter set forth, agree as follows:
ARTICLE I
DEFINED TERMS
          Section 1.1 Definitions. The following terms, when used in this Trust Agreement, shall have the meanings set forth in this Section 1.1. The terms defined below shall be deemed to refer to the singular or plural, as the context requires.
               “AAA” shall have the meaning ascribed to such term in Section 8.3(a).
               “Assets” shall have the meaning ascribed to such term in Section 2.1(b).
               “Beneficiary” shall have the meaning ascribed to such term in the Preamble.
               “Business Covered” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
               “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in Illinois or New York are required or authorized by law to be closed.
               “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
               “Dispute” shall have the meaning ascribed to such term in Section 8.1.

Schedule 2.4(h)-1

               “Governmental Authority” shall mean any government, political subdivision, court, board, commission, regulatory or administrative agency or other instrumentality thereof, whether federal, state, provincial, local or foreign and including any regulatory authority which may be partly or wholly autonomous.
               “Grantor” shall have the meaning ascribed to such term in the Preamble.
               “Insurance Commissioner” shall mean the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which the Beneficiary is domiciled.
               “LPT Limit” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
               “Permitted Investments” shall mean cash and any investments of the types permitted under the laws and regulations of the Beneficiary’s domiciliary state for trusts providing full statutory financial statement credit for reinsurance ceded by property and casualty insurance companies, provided, however, that no Permitted Investments may be issued by an institution that is the parent, subsidiary or affiliate of the Grantor. All Permitted Investments deposited in the Trust Account shall be free of all liens, charges or encumbrances at the time so deposited.
               “Quarterly Certification” shall have the meaning ascribed to such term in Section 3.3.
               “Reinsurance Credit Event” shall mean any event, other than the financial impairment of the Grantor, that results in the Beneficiary being unable to obtain full statutory financial statement credit for the reinsurance provided by the LPT Reinsurance Agreement in any applicable jurisdiction at any point in time during the term of the LPT Reinsurance Agreement.
               “Required Amount” shall mean an amount equal to the lesser of (A) the aggregate gross Reserves of the Beneficiary (including reserves for losses incurred but not reported) calculated in accordance with SAP with respect to the Business Covered and (B) the LPT Limit less the Ultimate Net Loss paid by the Grantor.
               “Reserves” shall mean, as required by SAP or applicable law of the jurisdiction of domicile of any entity, reserves, funds or provisions for losses, claims, unearned premiums, benefits, costs and expenses (including allocated loss adjustment expenses) in respect of the Business Covered.
               “Rules” shall have the meaning ascribed to such term in Section 8.3(a).
               “SAP” shall mean, as to any entity, the statutory accounting principles prescribed or permitted by the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which such entity is domiciled.

Schedule 2.4(h)-2

               “Third Party Appraiser” shall mean an independent appraisal firm which is mutually acceptable to the Grantor and the Beneficiaries, or, if Grantor and Beneficiaries cannot agree on such an appraisal firm, an independent appraisal firm selected by the parties’ respective accountants.
               “Trust” shall mean the trust formed hereunder.
               “Trust Account” shall have the meaning ascribed to such term in Section 2.1(a).
               “Trust Agreement” shall have the meaning ascribed to such term in the Preamble.
               “Trustee” shall have the meaning ascribed to such term in the Preamble.
               “Ultimate Net Loss” shall have the meaning ascribed to such term in the LPT Reinsurance Agreement.
          Section 1.2 Interpretation. When a reference is made in this Trust Agreement to a Section or Article, such reference shall be to a section or article of this Trust Agreement unless otherwise clearly indicated to the contrary. The Article and Section headings contained in this Trust Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Trust Agreement. Whenever the words “include,” “includes” or “including” are used in this Trust Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement. The meaning assigned to each term used in this Trust Agreement shall be equally applicable to both the singular and the plural forms of such term and to both the masculine as well as the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. References to a person are also to its successors and permitted assigns.
ARTICLE II
CREATION OF TRUST ACCOUNT
          Section 2.1 Obligations of the Beneficiary and the Grantor. (a) Prior to the execution of this Trust Agreement, the Grantor shall have procured with the Trustee, in the name of the Trustee, to be held for the sole benefit of the Beneficiary pursuant to the provisions of this Trust Agreement, a segregated trust account maintained by the Trustee with account number [ACCOUNT NUMBER] (which shall be hereinafter referred to, including all successor accounts thereto, as the “Trust Account”).

Schedule 2.4(h)-3

               (b) The Grantor shall transfer and assign to the Trustee, for deposit to the Trust Account, such assets as it may from time to time desire (all such assets actually received in the Trust Account are herein referred to individually as an “Asset” and collectively as the “Assets”). The Assets shall consist only of Permitted Investments.
               (c) The Grantor shall ensure that the Trust Account shall hold Permitted Investments at all times with a fair market value of no less than 100% of the Required Amount, as determined in accordance with Section 5.6 of this Trust Agreement.
          Section 2.2 Purpose of the Trust. The Assets in the Trust Account shall be held by the Trustee for the sole benefit of the Beneficiary. The Grantor grants to the Trustee all trust powers necessary and reasonable in the performance of its duties hereunder except as otherwise expressly provided herein.
          Section 2.3 Grantor Trust for United States Federal Income Tax Purposes. The Trust Account shall be treated as a grantor trust (pursuant to sections 671 through 677 of the Code) for United States federal income tax purposes. The Grantor shall constitute the grantor (within the meaning of sections 671 and 677 of the Code) and, thus, any and all income derived from the Assets held in the Trust shall constitute income or gain of the Grantor as the owner of such Assets.
          Section 2.4 Designation of Agents. Except as otherwise expressly provided in this Trust Agreement, any statement, certificate, notice, request, consent, approval, or other instrument to be delivered or furnished by the Grantor or the Beneficiary shall be sufficiently executed if executed in the name of the Grantor or the Beneficiary by such officer or officers of Grantor or Beneficiary or by such other agent or agents of the Grantor or the Beneficiary as may be designated in a resolution of the Board of Directors of the Grantor or the Beneficiary or Committee thereof or a letter of advice issued by the President, Secretary or Treasurer of the Grantor or the Beneficiary, as applicable. Written notice of such designation by the Grantor or the Beneficiary shall be filed with the Trustee. The Trustee shall be protected in acting upon any written statement or other instrument made by such officers or agents of the Grantor or the Beneficiary with respect to the authority conferred on it.
          Section 2.5 Title to Assets. Title to any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be recorded in the name of the Trustee. The out-of-pocket costs of transfers of title between the Grantor and the Trustee shall be shared equally by the Grantor and the Beneficiary, and the Grantor shall use reasonable efforts to limit such costs. The Beneficiary shall not have legal title to any part of the Assets, but shall have an undivided beneficial interest in all Assets.
ARTICLE III
MAINTENANCE OF THE TRUST
          Section 3.1 Substitution of Trust Account Assets. (a) Upon receipt of the prior written consent of the Beneficiary, the Grantor may, from time to time, substitute or exchange Assets contained in the Trust Account, provided, however, (i) the Assets so substituted

Schedule 2.4(h)-4

or exchanged must be Permitted Investments, (ii) after giving effect to such substitution, the fair market value of the newly deposited Assets are at least equal to the fair market value of the substituted Assets and (iii) the replacement Assets to be deposited in the Trust Account in such substitution or exchange are deposited therein on the day of withdrawal of the substituted or exchanged Assets. Upon any substitution or exchange as provided for herein, the Grantor shall certify to the Trustee and Beneficiary that such substitution or exchange meets the requirements of this Section 3.1. The Trustee shall give the Beneficiary prompt written notice of any substitution made pursuant hereto.
               (b) The Grantor shall, prior to depositing any Assets into the Trust Account, and from time to time as required, execute all assignments and endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignment in order that the Trustee, upon direction of the Beneficiary, may whenever necessary negotiate any such assets without consent or signature from the Grantor or any other entity.
          Section 3.2 Valuation of Assets. The Grantor shall determine the fair market value of any Assets in the Trust Account. In making this determination, the Grantor shall use prices published by a nationally recognized pricing service for Assets for which such prices are available, and for Assets for which such prices are not available, the Grantor shall use methodologies consistent with those which it uses for determining the fair market value of assets held in its own general account (other than the Assets) in the ordinary course of business.
          Section 3.3 Quarterly Certification. Within fourteen (14) calendar days following the end of each calendar quarter, the Grantor shall provide the Beneficiary a written certification (the “Quarterly Certification”) stating the Required Amount as of the calendar quarter end and the aggregate fair market value of the Permitted Investments held in the Trust Account as of the calendar quarter end (both on an asset-by-asset basis and a cumulative basis). Such certification shall separately state the effect on the fair market value of the Assets of withdrawals by the Grantor from the Trust Account effected during such calendar quarter. As soon as is practicable, but in no event more than ten (10) Business Days following its receipt of the Quarterly Certification, the Beneficiary shall either (i) countersign such certification and forward it to the Trustee or (ii) notify the Grantor that it objects to the Grantor’s calculation of the Required Amount or the Grantor’s valuation of any Asset. If the parties are able to resolve such dispute within ten (10) Business Days of the Beneficiary’s transmittal to the Grantor of its notice of objection, they shall promptly forward to the Trustee a jointly signed certification of the Required Amount. If the parties are unable to resolve such dispute within ten (10) Business Days of the Beneficiary’s transmittal to the Grantor of its notice of objection, and the dispute relates to the valuation of an Asset, the value of such Asset shall be determined by a Third Party Appraiser and the parties shall be bound by such valuation. All other disputes shall be resolved in accordance with Section 8.1 of this Trust Agreement. Upon resolution of such dispute, the parties shall forward to the Trustee a copy of the corrected Quarterly Certification setting forth the Required Amount as resolved through such Third Party Appraiser or arbitration. The Grantor shall, to the extent reasonably necessary or required in order to verify Grantor’s certification, permit the Beneficiary to audit its records in order to determine its compliance with this Section 3.3. The Grantor shall cooperate fully with such audit. Access to the Grantor and its employees by the Beneficiary in connection with such audit shall be at reasonable times during

Schedule 2.4(h)-5

regular business hours upon reasonable prior written notice (including by e-mail) in a manner which does not unreasonably interfere with the business or operations of the Grantor.
ARTICLE IV
RELEASE AND ADJUSTMENT OF TRUST ACCOUNT ASSETS
          Section 4.1 Adjustment of Trust Account Assets. (a) The Required Amount as of the end of each calendar quarter shall be certified to the Trustee by the Grantor in the manner set forth in Section 3.3 hereof.
               (b) If the aggregate fair market value of the Permitted Investments maintained in the Trust Account as of any calendar quarter end is less than the Required Amount as of such calendar quarter end, then within five (5) Business Days of its receipt of the certification set forth in Section 3.3, the Grantor shall deposit into the Trust Account such additional Assets with an aggregate fair market value as are necessary to ensure that the aggregate fair market value of the Permitted Investments held in the Trust Account is no less than 100% of the Required Amount as of the immediately prior calendar quarter end.
          Section 4.2 Release of Trust Account Assets to the Beneficiary. (a) Notwithstanding anything in this Trust Agreement to the contrary, the Beneficiary shall have the right to withdraw Assets from the Trust Account at any time, without notice to the Grantor, subject only to written notice to the Trustee from the Beneficiary given in accordance with Section 7.1 of this Trust Agreement. Other than such notice, no other statement or document need be presented by the Beneficiary to withdraw such Assets except that the Beneficiary shall acknowledge to the Trustee receipt of such withdrawn Assets. Upon such written notice of demand of the Beneficiary, the Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Assets to the Beneficiary and, to the extent applicable, deliver physical custody of such Assets to the Beneficiary. Upon such transfer, Trustee shall promptly forward a copy of such notice to the Grantor. The Trustee shall not be subject to any liability for any payment made by it to the Beneficiary pursuant to such written demand by the Beneficiary.
               (b) The Grantor and the Beneficiary agree that the Assets from the Trust Account may only be withdrawn by the Beneficiary, and utilized and applied by the Beneficiary, or any successor by operation of law of the Beneficiary including any liquidator or rehabilitator, receiver or conservator of the Beneficiary, without diminution because of insolvency on the part of the Beneficiary or the Grantor, for one or more of the following purposes:
               (i) to pay or reimburse the Beneficiary for the Grantor’s share of premiums returned to policyholders or ceding companies of the Reinsured Contracts because of cancellations of such contracts to the extent same constitute Ultimate Net Loss;
               (ii) to reimburse the Beneficiary for the Grantor’s share of surrenders and benefits or losses paid by the Beneficiary pursuant to the

Schedule 2.4(h)-6

provisions of the Reinsured Contracts to the extent same constitute Ultimate Net Loss;
               (iii) to fund an account with the Beneficiary in an amount at least equal to the deduction, for reinsurance ceded, from the Beneficiary’s liabilities for the Reinsured Liabilities. The account must include, but not be limited to, amounts for policy reserves, claims and losses incurred, including losses incurred but not reported, allocated loss adjustment expenses, and unearned premium reserves; and
               (iv) to pay any other amounts the Beneficiary claims are due under the LPT Reinsurance Agreement.
          Section 4.3 Release of Trust Account Assets to the Grantor. Subject to receipt of the Beneficiary’s prior written instructions, the Trustee may, from time to time, release to the Grantor Assets with an aggregate fair market value equal to the excess over 102% of the Required Amount as of the prior calendar quarter end. In connection with any such release of Assets, the Trustee shall take any and all necessary steps to transfer absolutely and unequivocally all right, title and interest in such released Assets to the Grantor or its designee. The Trustee shall not be subject to any liability for any payment made by it to the Grantor pursuant to such written instructions received by it from the Beneficiary.
ARTICLE V
DUTIES OF THE TRUSTEE
          Section 5.1 Acceptance of Assets by the Trustee. (a) The Trustee shall not accept any Assets (other than cash) for deposit into the Trust Account unless the Trustee determines that it is or will be the registered owner of and holder of legal title to the Assets or that such Assets are in such form that the Trustee may, if applicable to such asset class, negotiate any such Assets, without consent or signature from the Grantor or any other person or entity. Any Assets received by the Trustee which, if applicable to such asset class, are not in such proper negotiable form or for which title has not been transferred to the Trustee shall not be accepted by the Trustee and shall be returned to the Grantor as unacceptable.
               (b) The Trustee and its lawfully appointed successors is and are authorized and shall have the power to receive such Assets as the Grantor (or the Beneficiary on behalf of the Grantor) from time to time may transfer or remit to the Trust Account and to hold and dispose of the same for the uses and purposes and in the manner and according to the provisions herein set forth. All such Assets at all times shall be maintained as a trust account, separate and distinct from all other assets on the books and records of the Trustee, and shall be continuously kept in a safe place within the United States.
          Section 5.2 Collection of Interest and Dividends; Voting Rights. The Trustee is hereby authorized, without prior notice to the Grantor or the Beneficiary, to demand payment of and collect all interest or dividends on the Assets comprising the Trust Account if any. All payments of interest, dividends and other income in respect to Assets in the Trust Account shall

Schedule 2.4(h)-7

be deposited promptly upon receipt by the Trustee into the Trust Account. Subject to the other provisions of this Trust Agreement, the Grantor shall have the full and unqualified right to direct the Trustee to vote, and to execute consents, bond powers, stock powers, mortgage and title instruments and other instruments of transfer, pledge and release with respect to any Assets comprising the Trust Account.
          Section 5.3 Obligations of the Trustee. The Trustee agrees to hold and disburse the various Assets of the Trust Account in accordance with the provisions expressed herein.
          Section 5.4 Responsibilities of the Trustee. (a) The Trustee, in the administration of the Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions as the appropriate party or parties may, under the conditions herein provided, deliver to the Trustee. The Trustee shall be under no obligation to enforce the Grantor’s obligations under this Trust Agreement, except as otherwise expressly provided or directed pursuant hereto. The Trustee shall be restricted to holding title to, operating and collecting the Assets comprising the Trust Account and the payment and distribution thereof for the purposes set forth in this Trust Agreement and to the conservation and protection of such Assets and the administration thereof in accordance with the provisions of this Trust Agreement, and the Trustee shall be liable only for its own negligence, willful misconduct, lack of good faith or breach of fiduciary duty and for the breach of the Trustee’s obligations under this Trust Agreement. The Trustee further agrees to forward upon request of the Beneficiary, the Grantor or any Insurance Commissioner a certified list and valuation of all Assets held under this Trust Agreement.
               (b) Subject to the other provisions of this Trust Agreement, including the requirements that only Permitted Investments may be held in the Trust Account and provisions relating to the substitution of Assets, (i) the Grantor shall have the irrevocable authority and sole power to direct the Trustee, in the Grantor’s sole discretion, with respect to all aspects of the management or investment of the Assets contained in the Trust Account, including, but not limited to, directing the Trustee to enter into one or more investment management, advisory, custodial, depository or other agreements of form and substance specified by the Grantor, with any other person, including any affiliate of the Grantor, selected by the Grantor and (ii) the Trustee and the Beneficiary each acknowledges that it has no authority with respect to such management or investment activities, the Trustee agrees it will not exercise any discretion or take any action with respect to the matters in clause (i) above and will take any actions related thereto as directed by the Grantor in accordance therewith.
          Section 5.5 Books and Records. The Trustee shall keep full and complete records of the administration of the Trust Account. The Grantor, the Beneficiary and/or the Insurance Commissioner may examine such records, upon reasonable notice to the Trustee, at any time during business hours through any person or persons duly authorized in writing by Grantor, the Beneficiary and/or the Insurance Commissioner.
          Section 5.6 Activity Reports. The Trustee agrees to provide an activity report to the Beneficiary and the Grantor upon creation of the Trust Account and within five (5) days following receipt of the report from the Grantor, which report shall, in reasonable detail, show (i)

Schedule 2.4(h)-8

all deposits, withdrawals and substitutions during such quarter; (ii) a listing of securities and other assets held and cash balances in the Trust Account as of the last day of such quarter and (iii) the fair market value (determined in accordance with Section 2.1(b) on such day) of each Asset held in the Trust Account (other than cash) and the amount of cash held in the Trust Account as of the last day of such quarter. The Trustee agrees to provide written notification to the Grantor and the Beneficiary within five (5) days of any deposits to or withdrawals from the Trust Account.
          Section 5.7 Resignation or Removal of the Trustee; Appointment of Successor Trustee. (a) The Trustee may at any time resign as Trustee and terminate its capacity hereunder by delivery of written notice of resignation, effective not less than ninety (90) days after receipt by both the Beneficiary and the Grantor. The Trustee may be removed by the Grantor by (i) delivery to the Trustee and the Beneficiary of a written notice of removal, effective not less than ninety (90) days after receipt by the Trustee and the Beneficiary of the notice and (ii) receipt of Beneficiary’s consent to such action, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, no such resignation by the Trustee or removal by the Grantor shall be effective until a successor to the Trustee shall have been duly appointed by the Grantor and approved by the Beneficiary and all the securities and other Assets in the Trust Account have been duly transferred to such successor. The Grantor, upon receipt of such notice of resignation, shall undertake to obtain the agreement of a qualified, successor depository, agreeable to the Beneficiary, to act as a successor Trustee in accordance with all agreements of the Trustee herein and upon duly qualifying to act as such pursuant to Section 5.7(b). The Beneficiary agrees not to withhold unreasonably approval of such Trustee. Upon the Trustee’s delivery of the Assets to the qualified, successor depository, along with a closing statement showing all activities from the last quarterly report, the Trustee shall be discharged of further responsibilities hereunder, subject to any remaining obligations under Section 5.4 and 5.7(b).
               (b) Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver the same to the Grantor and to the then acting Trustee. Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of its predecessor in the Trust with like effect as if originally named herein; but the predecessor Trustee shall nevertheless, when requested in writing by the successor Trustee, execute an instrument or instruments conveying and transferring to the Trustee upon the Trust herein all the estates, properties, rights, powers and trusts of such predecessor Trustee, and shall duly assign, transfer and deliver to the Trustee all property and money held by such predecessor hereunder. The predecessor Trustee shall be entitled to reimbursement in accordance with Section 5.10 for all expenses it incurs in connection with the settlement of its accounts and the transfer and delivery of the Trust Assets to its successor. The predecessor Trustee shall continue to be indemnified by reason of such entity being or having been a Trustee in accordance with Section 5.9 hereof.
          Section 5.8 Release of Information. The Trustee shall promptly respond to any and all reasonable requests for information concerning the Trust Account or the Assets held therein by either of the parties to this Trust Agreement. Furthermore, the Trustee shall fully and completely respond to any direct inquiries of the Insurance Commissioner, or any of its representatives, concerning the Trust Account or the Assets held hereunder, including, detailed inventories of securities or funds, and the Trustee shall permit the Insurance Commissioner, or its

Schedule 2.4(h)-9

representatives, to examine and audit all securities or funds held hereunder. The Trustee shall promptly provide notice to the Beneficiary and the Grantor concerning all such inquiries, and shall provide seven (7) days prior notice to the Beneficiary and the Grantor of all such examinations and audits.
          Section 5.9 Indemnification of the Trustee. Subject to Section 5.4, whenever an action by the Trustee is authorized by written signed direction pursuant to the provisions of this Trust Agreement and such action is taken strictly in accordance with such written and signed direction by the appropriate party or parties, the party or parties authorizing such action hereby agree to indemnify the Trustee against all losses, damages, costs and expenses, including reasonable attorneys’ fee, resulting from any action so taken by the Trustee.
          Section 5.10 Charges of the Trustee. The Grantor agrees to pay all reasonable costs or fees charged by the Trustee for acting as the Trustee pursuant to this Trust Agreement, as agreed between the Grantor and the Trustee, including fees incurred by the Trustee for legal services deemed reasonably necessary by the Trustee as a result of the Trustee’s so acting; provided, however, that no such costs, fees or expenses shall be paid out of the Assets held in or credited to the Trust Account.
          Section 5.11 Limitations of the Trustee. The Trustee shall in no way be responsible for determining the amount of Assets required to be deposited, or monitoring whether or not the Assets held within the Trust Account are Permitted Investments. The Trustee shall be under no liability for any release of Assets made by it to the Grantor in accordance with this Article V.
ARTICLE VI
TERMINATION
          Section 6.1 Termination. This Trust Agreement may not be terminated by the Grantor unless the Grantor has obtained and the Trustee has received, a written consent signed by the General Counsel of the Beneficiary to terminate this Trust Agreement. The Beneficiary shall provide its consent to the termination of this Trust Agreement if the Grantor seeks to terminate this Trust Agreement as a result of the exhaustion of the LPT Limit.
          Section 6.2 Disposition of Assets Upon Termination. Upon a termination pursuant to this Article VI, the Trustee shall distribute all Assets held and deposited under this Trust Agreement, subject to the written approval of the Beneficiary, to the Grantor and shall take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in such Assets and to deliver physical custody, if applicable, in such Assets to the Grantor or as otherwise directed by the Grantor.

Schedule 2.4(h)-10

ARTICLE VII
GENERAL PROVISIONS
          Section 7.1 Notices. Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any party under this Trust Agreement shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following addresses:

If to the Trustee:	[•]
[•]
[•]
Attention: [•]

With a copy to:	[•]
[•]
[•]
Attention: [•]

If to the Grantor:	National Indemnity Company
100 First Stamford Place
Stamford, CT 06902
Attention: General Counsel
Fax: 203-363-5221

With a copy to:	National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: 402-916-3030

If to the Beneficiary:	CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Jonathan D. Kantor
Executive Vice President,
General Counsel and Secretary
Fax: 312-817-0511

Schedule 2.4(h)-11

With a copy to:	CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Michael P. Warnick
Senior Vice President and
Deputy General Counsel
Fax: 312-755-2479
Each party to this Trust Agreement may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other parties to this Trust Agreement.
          Section 7.2 Construction and Effect. This Trust Agreement and the enforceability hereof shall not be subject to the satisfaction of any conditions or qualifications not expressly included herein.
          Section 7.3 Waiver and Amendment. This Trust Agreement and the Trust created hereunder shall be irrevocable, subject solely to the termination provisions set forth herein. The Grantor shall have no right or power in any capacity to revoke, terminate or alter or amend any terms of this Trust Agreement, in whole or in part, without the prior written consent of the Beneficiary and the Grantor. Notwithstanding the foregoing, this Trust Agreement may be altered, amended or terminated at any time by written agreement executed by each party hereto and, in the case of Grantor’s and the Beneficiary’s written agreement, delivered to the Trustee. The Beneficiary’s failure at any time to exercise any of the rights or powers conferred upon it herein shall constitute neither a waiver of its right to exercise, nor stop it from exercising, any rights at any subsequent time, nor shall such failure reduce in any degree any liability or obligation for which the Grantor is bound hereunder.
          Section 7.4 Successors and Assigns. The rights and obligations of a party under this Trust Agreement shall not be subject to assignment without the prior written consent of the other parties hereto, and any attempted assignment without the prior written consent of the other parties hereto shall be invalid ab initio. The terms of this Trust Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the parties hereto.
          Section 7.5 Headings. The headings of this Trust Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
          Section 7.6 Governing Law and Jurisdiction. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction. SUBJECT TO ARTICLE VIII, ANY SUIT, ACTION OR PROCEEDING TO COMPEL ARBITRATION OR FOR TEMPORARY INJUNCTIVE RELIEF IN AID OF ARBITRATION OR TO PRESERVE THE STATUS QUO PENDING THE APPOINTMENT OF THE ARBITRATOR(S) SHALL BE BROUGHT BY THE PARTIES HERETO SOLELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, PROVIDED THAT IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION THEN SAID ACTIONS MAY BE BROUGHT IN THE

Schedule 2.4(h)-12

SUPREME COURT OF THE STATE OF NEW YORK FOR NEW YORK COUNTY; AND THE BENEFICIARY, THE GRANTOR AND THE TRUSTEE EACH HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE AND ANY APPELLATE COURTS THEREOF, EXCEPT THAT ANY FINAL ARBITRAL AWARD RENDERED IN ACCORDANCE WITH ARTICLE VIII MAY BE ENTERED AND ENFORCED IN ANY COURT HAVING JURISDICTION OVER ANY PARTY HERETO OR ANY OF ITS ASSETS.
          Section 7.7 No Third Party Beneficiaries. Nothing in this Trust Agreement is intended or shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement or any provision contained herein.
          Section 7.8 Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties hereto are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.
          Section 7.9 Severability. Any term or provision of this Trust Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Trust Agreement or affecting the validity or enforceability of any of the terms or provisions of this Trust Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. If any provision of this Trust Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this Trust Agreement, the parties hereto shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the parties hereto as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.
          Section 7.10 Specific Performance. Each of the parties hereto acknowledges and agrees that the other parties hereto would be irreparably damaged in the event that any of the provisions of this Trust Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled. Accordingly, each of the parties hereto agrees that the other parties hereto shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Trust Agreement by the other parties hereto and to enforce specifically this Trust Agreement and the terms and provisions hereof in any action instituted in accordance with Section 7.6, in addition to any other remedy to which such party may be entitled, at law or in equity. In the event that any action is brought in equity to enforce the provisions of this Trust Agreement, no party hereto will allege, and each party hereto hereby waives the defense or counterclaim, that there is an adequate

Schedule 2.4(h)-13

remedy at law. The parties hereto further agree that (i) by seeking the remedies provided for in this Section 7.10, a party hereto shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Trust Agreement, including monetary damages in the event that this Trust Agreement has been terminated or in the event that the remedies provided for in this Section 7.10 are not available or otherwise are not granted and (ii) nothing contained in this Section 7.10 shall require any party hereto to institute any action for (or limit any party’s right to institute any action for) specific performance under this Section 7.10 before exercising any termination right under Article VI, nor shall the commencement of any action pursuant to this Section 7.10 or anything contained in this Section 7.10 restrict or limit any party’s right to terminate this Trust Agreement in accordance with the terms of Article VI, or pursue any other remedies under this Trust Agreement that may be available then or thereafter.
          Section 7.11 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS TRUST AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS TRUST AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS TRUST AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS TRUST AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.11.
          Section 7.12 Incontestability. In consideration of the mutual covenants and agreements contained herein, each party hereto does hereby agree that this Trust Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each party hereto does hereby agree that it shall not contest in any respect the validity or enforceability hereof.
          Section 7.13 Set-Off. Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against any of the Beneficiaries or the Grantor with respect to this Trust Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the net balance shall be allowed or paid.
          Section 7.14 Currency. All financial data required to be provided pursuant to the terms of this Trust Agreement shall be expressed in United States dollars. All payments and all settlements of account between the parties hereto shall be in United States currency unless otherwise agreed by the parties hereto.

Schedule 2.4(h)-14

ARTICLE VIII
DISPUTE RESOLUTION
          Section 8.1 Dispute Resolution. Notwithstanding anything contained herein to the contrary, any dispute between the Beneficiary and the Grantor arising out of or relating to this Trust Agreement or the breach, termination or validity hereof (“Dispute”) will be first addressed in accordance with the procedures specified in Section 8.2, and subsequently, if necessary, Section 8.3, which will be the sole and exclusive procedures for the resolution of any such Disputes.
          Section 8.2 Negotiation Amongst the Parties. (a) The Beneficiary and the Grantor agree that they shall first attempt to resolve Disputes by informal in-person discussions and negotiations of their respective representatives. If a Beneficiary and the Grantor are unable to resolve any such Dispute through such in-person discussions and negotiations within thirty (30) calendar days of the day on which either the Beneficiary and the Grantor receives from the other party or parties written notice of a Dispute, the Dispute shall be submitted for resolution to a designated executive officer of each of the Beneficiary and the Grantor with authority to make a decision. If the designated executive officers are unable to reach a mutually acceptable resolution within ten (10) calendar days after expiration of such thirty-day period, on the request of either the Beneficiary or the Grantor, the Dispute shall be resolved in accordance with subsection (b). All negotiations, discussions, and communications made or conducted pursuant to the procedures set forth in this Section 8.2(a) are confidential and will be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and any other applicable rules of evidence.
               (b) Upon completion of the dispute resolution process described in subsection (a) of this Section 8.2 without resolution of the Dispute, either the Beneficiary or the Grantor may submit the Dispute for resolution in accordance with Section 8.3.
          Section 8.3 Arbitration. (a) Except as provided in Sections 8.1 and 8.2, any Dispute shall be finally determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein. If the amount in controversy is five million dollars ($5,000,000) or less (including all claims and counterclaims) there shall be one arbitrator who shall be agreed upon by the Beneficiary and the Grantor within twenty (20) calendar days of receipt by respondent(s) of a copy of the demand for arbitration. The single arbitrator may not award an amount greater than five million dollars ($5,000,000) in value under any circumstances. If the amount in controversy is more than five million dollars ($5,000,000) (including all claims and counterclaims) there shall be three neutral and impartial arbitrators, one of whom shall be appointed by each of (i) the Beneficiary, on the one hand and (ii) the Grantor, on the other hand, within thirty (30) calendar days of receipt by respondent(s) of the demand for arbitration, and the third arbitrator, who shall chair the arbitral tribunal, shall be appointed by the party appointed arbitrators within fifteen (15) calendar days of the appointment of the second arbitrator. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each of the Beneficiary and the Grantor being given a limited number of strikes, except for

Schedule 2.4(h)-15

cause. Any arbitrator appointed by the AAA shall be a retired federal or state appellate court judge or a current or retired officer of an insurance company with no less than fifteen (15) years of experience in the property casualty insurance industry. The arbitration hearing on the merits shall be commenced within ninety (90) calendar days of the appointment of the arbitrator(s) or as soon thereafter as practicable. In rendering an award, the arbitral tribunal shall be required to follow the laws of the State of New York. The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The arbitrator(s) shall be permitted to award any relief permitted under New York law, including damages and any form of temporary or permanent injunctive relief, but shall not be permitted to award special, indirect, punitive or incidental damages or damages for lost profits or any other consequential damages or damages based on multiples or similar valuation techniques. The award shall be final and binding upon the Beneficiary and the Grantor and shall be the sole and exclusive remedy between the Beneficiary and the Grantor regarding any claims, counterclaims, issues or accounting presented to the arbitrator(s). Judgment upon the award may be entered in any court having jurisdiction over the Beneficiary and the Grantor or any of their respective assets. Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the Beneficiary and the Grantor resisting such enforcement. Arbitrability of any and all disputes shall be decided by the arbitrator(s). In the event of any inconsistency between the Rules and the provisions of this Article VIII, the provisions of this Article VIII shall control.
               (b) Arbitration hereunder shall be conducted in Chicago, Illinois or New York, New York, as determined by the party against whom the arbitration is demanded.
ARTICLE IX
EFFECTIVE DATE AND EXECUTION
          IN WITNESS OF THE ABOVE, this Trust Agreement is executed in triplicate by the parties’ duly authorized officers on the dates indicated below with an effective date of:                                         .
[CNA BENEFICIARY], as Beneficiary

By:
Title:
Date:

Attest:
Title:
Date:

Schedule 2.4(h)-16

NATIONAL INDEMNITY COMPANY, as Grantor

By:
Title:
Date:

Attest:
Title:
Date:

[TRUSTEE], as Trustee

By:
Title:
Date:

Attest:
Title:
Date:

Schedule 2.4(h)-17

Exhibit D
Form of Parental Guarantee Agreement

CONFIDENTIAL
          THIS PARENTAL GUARANTEE AGREEMENT, dated as of [•],[•] (this “Parental Guarantee Agreement”), is made by Berkshire Hathaway Inc., a Delaware corporation (“Berkshire”) in favor of Continental Casualty Company, an Illinois property and casualty insurance company (“CCC”), The Continental Insurance Company, a Pennsylvania property and casualty insurance company (“CIC”), Continental Reinsurance Corporation International, Ltd., a Bermuda long-term insurance company (“CRCI”), and CNA Insurance Company Limited, a United Kingdom property and casualty insurance company (“CICL,” and each of CCC, CIC, CRCI and CICL is individually hereinafter referred to as a “CNA Party” and all of CCC, CIC, CRCI and CICL are collectively hereinafter referred to as the “CNA Parties”), with respect to certain obligations of National Indemnity Company, a Nebraska property and casualty insurance company (“NICO”).
WITNESSETH:
          WHEREAS, the CNA Parties, NICO and Berkshire have entered into that certain Master Transaction Agreement, dated as of July [•], 2010 (as amended, restated, supplemented or otherwise modified, the “Master Transaction Agreement”);
          WHEREAS, as contemplated by the Master Transaction Agreement, NICO and the CNA Parties have entered into the Loss Portfolio Transfer Reinsurance Agreement, dated as of [•], 2010 (as amended, restated, supplemented and/or modified from time to time) (the “LPT Reinsurance Agreement”), which provides that the CNA Parties will cede to NICO, and NICO will reinsure, all liabilities related to asbestos and pollution claims under the Business Covered (as defined in the LPT Reinsurance Agreement);
          WHEREAS, as contemplated by the LPT Reinsurance Agreement, NICO, the CNA Parties and Wells Fargo Bank, National Association, as trustee (the “Trustee”), have entered into the Trust Agreement, dated as of [•], 2010 (as amended, restated, supplemented and/or modified from time to time) (the “Trust Agreement”), which provides that NICO is obligated to establish the Trust Account (as defined below) for the purpose of satisfying its obligations under the LPT Reinsurance Agreement; and
          WHEREAS, NICO is a wholly-owned subsidiary of Berkshire and Berkshire shall derive direct or indirect benefit from the transactions contemplated by the Master Transaction Agreement, the LPT Reinsurance Agreement and the Transaction Documents;
          WHEREAS, to induce the CNA Parties to enter into the transactions contemplated by the Master Transaction Agreement, the LPT Reinsurance Agreement and the Transaction Documents, Berkshire has executed and delivered this Parental Guarantee Agreement; and

          WHEREAS, the parties hereto desire that the Agent, as representative for the CNA Parties, have a security interest and continuing lien on Berkshire’s right, title and interest in the Collateral (as defined below).
          NOW, THEREFORE, in consideration of the foregoing, the covenants and agreements set forth herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby, Berkshire and the CNA Parties (each individually, a “Party” and collectively, the “Parties”) hereby agree as follows:
ARTICLE I
DEFINITIONS; CONSTRUCTION
          Section 1.1 Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the LPT Reinsurance Agreement. The following terms shall have the following meanings when used in this Parental Guarantee Agreement:
          “Acceleration Event” means the occurrence or continuance of both of the following events, acts, occurrences or conditions, whether either such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body: any (i) Insolvency Event of NICO and (ii) Insolvency Event of Berkshire, whether such Insolvency Event occurs prior to, concurrently with or subsequent to the Insolvency Event of NICO referred to in (i).
          “Agent” means CCC, in its capacity as agent for the benefit of the CNA Parties, together with its successors and assigns.
          “Berkshire” has the meaning set forth in the Preamble.
          “CCC” has the meaning set forth in the Preamble.
          “CIC” has the meaning set forth in the Preamble.
          “CICL” has the meaning set forth in the Preamble.
          “CNA Party” or “CNA Parties” has the meaning set forth in the Preamble.
          “CRCI” has the meaning set forth in the Preamble.
          “Collateral” has the meaning set forth in Section 3.1.
          “Collateral Obligations” has the meaning set forth in Section 2.1(a).

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          “Event of Default” means the occurrence or continuance of all of the following: (i) any NICO Event of Default, (ii) the failure of Berkshire to perform or pay under the Parental Guarantee and (iii) any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:
               (a) any Insolvency Event of NICO;
               (b) a final arbitration award, court order, decision or judgment with no appeal or stay pending (1) has been issued against NICO in favor of a CNA Party under the LPT Reinsurance Agreement or the Trust Agreement and remains unpaid or unperformed by NICO or (2) has been issued against a CNA Party with respect to an A&P Claim in respect of Business Covered that NICO has acknowledged in writing its obligation to pay and such claim remains unpaid by NICO; or
               (c) NICO has acknowledged in writing its obligation to pay or perform an obligation guaranteed under the Parental Guarantee, and such obligation remains due and unpaid or unperformed by NICO.
          “Guaranteed Obligations” has the meaning set forth in Section 2.1(a).
          “Insolvency Event” means the occurrence or continuance of any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body: (i) a Person shall commence a voluntary case concerning itself under any insolvency laws or otherwise commence any other proceeding under any bankruptcy, rehabilitation, liquidation, conservation, dissolution, reorganization, arrangement, adjustment of debt, relief of debtors, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to such Person (any of the foregoing, an “Insolvency Proceeding”); (ii) an involuntary Insolvency Proceeding is commenced against a Person and such Insolvency Proceeding is not controverted within ten (10) calendar days, or is not dismissed within thirty (30) calendar days, after commencement of the case; (iii) a receiver or liquidator is appointed for, or takes charge of, all or substantially all of the property of a Person; (iv) any order for relief or other order approving any such case or proceeding is entered; (v) a Person is adjudicated insolvent or bankrupt; (vi) a Person suffers any appointment of any custodian or the like for it or any substantial part of its property, which appointment continues undischarged or unstayed for a period of thirty (30) calendar days; (vii) a Person makes a general assignment for the benefit of creditors; (viii) a Person shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (ix) a Person shall call a meeting of its creditors with a view of arranging a composition or adjustment of its debts; (x) a Person shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate action is taken by such Person for the purpose of effecting any of the foregoing items (i)-(x).
          “Interest” has the meaning set forth in Section 2.1(b).

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          “LPT Reinsurance Agreement” has the meaning set forth in the Recitals.
          “Master Transaction Agreement” has the meaning set forth in the Recitals.
          “NICO” has the meaning set forth in the Preamble.
          “NICO Event of Default” means the occurrence or continuance of any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:
          (a) NICO’s failure to pay all Ultimate Net Loss due and owing by NICO, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement, subject always to the LPT Limit;
          (b) NICO’s failure to transfer and assign assets into the Trust Account when required, including upon the occurrence of a Collateral Triggering Event or a Reinsurance Credit Event, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement and the Trust Agreement;
          (c) NICO’s failure to establish, fund and maintain additional trust accounts and/or other collateral when required upon the occurrence of a Reinsurance Credit Event, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement and the Trust Agreement.
          “Parental Guarantee” has the meaning set forth in Section 2.1(a).
          “Parental Guarantee Agreement” has the meaning set forth in the Preamble.
          “Party” or “Parties” has the meaning set forth in the Recitals.
          “Person” means and includes any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.
          “Proceeds” means “proceeds” as such term is defined in the UCC.
          “Secured Obligations” means (i) all of NICO’s payment and performance obligations (whether absolute or contingent, matured or unmatured) arising under or in connection with the LPT Reinsurance Agreement and the Trust Agreement, (ii) all of Berkshire’s payment and performance obligations (whether absolute or contingent, matured or unmatured) arising under the Parental Guarantee with respect to NICO’s obligations under the LPT Reinsurance Agreement and the Trust Agreement and (iii) reimbursement for all expenses incurred to enforce and exercise any and all remedies under (A) the LPT Reinsurance Agreement and the Trust Agreement or (B) this Parental Guarantee Agreement (solely with respect to Berkshire’s payment and performance obligations (whether absolute or contingent, matured or unmatured) arising under the Parental Guarantee with respect to NICO’s obligations under the

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LPT Reinsurance Agreement and the Trust Agreement), including, without limitation, all reasonable attorney’s fees and legal expenses and including, without limitation, any of the foregoing amounts payable after the commencement of any Insolvency Proceeding, whether or not any such amounts are allowed in any such proceeding.
          “Securities Intermediary” means Wells Fargo Bank, National Association, acting as securities intermediary with respect to the Trust Account.
          “Security Entitlement” means “security entitlement” as defined in the UCC.
          “Trigger Events” has the meaning set forth in Section 2.1(b).
          “Trust Account” means the trust account established by the Securities Intermediary with account number 80460400 in the name of the Trustee, together with any replacements thereof or substitutions therefor.
          “Trust Agreement” has the meaning set forth in the Recitals.
          “Trustee” has the meaning set forth in the Recitals.
          “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
ARTICLE II
PARENTAL GUARANTEE
          Section 2.1 Parental Guarantee.
          (a) Berkshire hereby unconditionally and irrevocably guarantees (the “Parental Guarantee”) NICO’s full and prompt payment and, in the case of the obligations set forth in (ii) and (iii) below (the “Collateral Obligations”), performance when due of NICO’s obligations for: (i) the payment of all Ultimate Net Loss due and owing by NICO, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement, subject always to the LPT Limit; (ii) the transfer and assignment of assets into the Trust Account when required, including upon the occurrence of a Collateral Triggering Event or a Reinsurance Credit Event, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement and the Trust Agreement; (iii) the establishment, funding and maintenance of additional trust accounts and/or other collateral when required upon the occurrence of a Reinsurance Credit Event, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement and the Trust Agreement; and (iv) the payment of any amounts due and payable to the CNA Parties pursuant to Section 14.2(c) of the Administrative Services Agreement if the Administrative Services Agreement is terminated in accordance with Section 14.2(a)(iii) thereof (such obligations, collectively, the “Guaranteed Obligations”).

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          (b) If NICO, after any of the events listed under (i), (ii) or (iii) below (the “Trigger Events”) has occurred, has not timely paid (or, in the case of Collateral Obligations, performed) a Guaranteed Obligation within thirty (30) days after the due date of such Guaranteed Obligation, the CNA Party may proceed directly and at once, upon written notice to NICO and Berkshire, against Berkshire to obtain payment (or, in the case of Collateral Obligations, performance) of the full amount or any portion of the Guaranteed Obligation that is then due and payable and has not been paid (or, in the case of Collateral Obligations, performed) by NICO, together with interest on any such payments at the Applicable Interest Rate accrued from the applicable due date until the date of such payment (“Interest”). Following the occurrence of a Trigger Event of the type described under (i) below, the CNA Party shall be entitled to so proceed directly against Berkshire without first proceeding against or joining NICO or any other Person. Following the occurrence of a Trigger Event of the type described under (ii) or (iii) below, the CNA Party shall be entitled to so proceed directly against Berkshire with regard to the Guaranteed Obligation that is the subject of such Trigger Event without first proceeding against or joining NICO or any other Person. The Trigger Events are as follows:
          (i) any dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition or similar statutory or delinquency proceeding involving NICO;
          (ii) a final arbitration award, court order, decision or judgment with no appeal or stay pending (A) has been issued against NICO in favor of a CNA Party under the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement and remains unpaid (or, in the case of Collateral Obligations, unperformed) by NICO, or (B) has been issued against a CNA Party with respect to an A&P Claim in respect of Business Covered that NICO has acknowledged in writing its obligation to pay and such claim remains unpaid by NICO; or
          (iii) NICO has acknowledged in writing its obligation to pay (or, in the case of Collateral Obligations, perform) a Guaranteed Obligation and such Guaranteed Obligation remains due and unpaid (or, in the case of Collateral Obligations, unperformed) by NICO.
          (c) The Parental Guarantee is a guarantee of payment (or, in the case of Collateral Obligations, performance) and not of collection merely, and upon the occurrence of a Trigger Event and any failure of NICO to pay (or, in the case of Collateral Obligations, perform) a Guaranteed Obligation as set forth above any CNA Party, may, at its option, proceed directly and at once, with written notice, against Berkshire to collect and recover the full amount of NICO’s liability to pay (or, in the case of Collateral Obligations, perform) such Guaranteed Obligation (or any portion thereof) then due and owing, together with any applicable Interest, and otherwise enforce the Collateral Obligations. The Parental Guarantee is a continuing guaranty and the obligations of Berkshire hereunder are and shall be absolute under any and all circumstances, irrespective of, and Berkshire hereby waives, any defense it may have relating to: (i) any lack of validity, regularity or enforceability of this Parental Guarantee Agreement, the

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LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement, (ii) any change in time or place of payment of or other term of the Guaranteed Obligation, or any other amendment or waiver of or consent to departure from this Parental Guarantee Agreement, the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement, (iii) except with respect to whether a Trigger Event has occurred, any change, restructuring or termination of the corporate structure or existence of NICO, or any dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition, or similar statutory or delinquency proceeding affecting NICO or any of its assets or any resulting release or discharge of any obligation of NICO under the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement or (iv) in the case of a Trigger Event of the type described in Section 2.1(b)(ii) or Section 2.1(b)(iii), any defense, set-off or other circumstance which might otherwise constitute a defense available to Berkshire or NICO. Notwithstanding anything contained herein to the contrary, nothing in this Parental Guarantee Agreement shall preclude Berkshire from asserting a valid claim or valid defense to the effect that the Guaranteed Obligation has been paid, discharged or satisfied in full in accordance with the terms of the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement, as applicable. Except as otherwise expressly set forth in this Parental Guarantee Agreement, Berkshire hereby expressly waives promptness, diligence, demand, notice of dishonor, non-payment, non-performance or other default with respect to the Guaranteed Obligations, or any requirements that any right or power be exhausted or any action taken against NICO. To the extent that Berkshire shall have made any payments under this Parental Guarantee Agreement, any rights to subrogation which Berkshire may have as a result of any such payment shall be deferred, postponed and subordinated to the prior indefeasible payment in full of the Guaranteed Obligations. If all or any part payment applied to the Guaranteed Obligation is or must be recovered, rescinded or returned to NICO, Berkshire or any other Person because of a dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition, or similar proceeding affecting any Party, such Guaranteed Obligation shall be deemed to have continued in existence and this Parental Guarantee Agreement shall continue in effect as to such Guaranteed Obligation, all as though such payment had not been made.
          (d) Berkshire shall pay on demand all fees and out-of-pocket expenses (including reasonable attorneys’ fees and expenses) incurred by the CNA Parties in any way relating to the successful enforcement of the rights of the CNA Parties hereunder. The CNA Parties shall pay on demand all fees and out-of-pocket expenses (including reasonable attorneys’ fees and expenses) incurred by Berkshire in any way relating to its defense of an unsuccessful action by the CNA Parties hereunder. Notwithstanding anything to the contrary in this Section 2.1(d), the CNA Parties shall not be entitled to be reimbursed hereunder for the costs or out-of-pocket expenses incurred in connection with any notice or demand required under Section 2.1(b) to the extent that such demand is not disputed or objected to by Berkshire.
          (e) For the avoidance of doubt, but subject to Section 2.1(d), the payment (or, in the case of Collateral Obligations, performance) of a Guaranteed Obligation by Berkshire pursuant to this Parental Guarantee Agreement shall be deemed to satisfy NICO’s obligation to perform or pay such Guaranteed Obligation for any purpose, including under the LPT

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Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement, as applicable. None of the CNA Parties shall be entitled to obtain payment (or, in the case of Collateral Obligations, performance) of a Guaranteed Obligation from NICO under the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement or withdraw funds from the Trust Account or any replacement or successor thereof or substitution therefor to satisfy a Guaranteed Obligation to the extent that such Guaranteed Obligation has theretofore been paid or performed in full by Berkshire under this Parental Guarantee Agreement. In furtherance of the foregoing, the CNA Parties hereby agree that any amounts paid by Berkshire under this Parental Guarantee Agreement shall be in satisfaction of any amounts due and payable (but unpaid) by NICO under the LPT Reinsurance Agreement, the Trust Agreement or the Administrative Services Agreement, as applicable.
ARTICLE III
TRUST ACCOUNT; GRANT OF SECURITY INTEREST
          Section 3.1 Grant of Security Interest. As security for the prompt and complete payment, reimbursement and performance when due in full of all the Secured Obligations, Berkshire hereby grants to the Agent for the benefit of the CNA Parties, a security interest in and continuing lien on all of Berkshire’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the “Collateral”):
               (a) the Trust Account;
               (b) all Security Entitlements carried in the Trust Account; and
               (c) all Proceeds of any or all of the foregoing.
          Section 3.2 Registration of Securities, Etc. All securities and other financial assets credited to the Trust Account that are in registered form or that are payable to or to the order of Berkshire shall be (i) registered in the name of, or payable to or to the order of, the Trustee or (ii) endorsed to or to the order of the Trustee or in blank; and in no case will any financial asset credited to the Trust Account be registered in the name of, or payable to or to the order of, Berkshire or endorsed to or to the order of Berkshire, except to the extent the foregoing have been specially endorsed to or to the order of the Trustee or in blank.
          Section 3.3 Successor Trust Account. Except as otherwise set forth in Section 3.4, in the event a successor trust account is established, (i) such account shall be established with either the Securities Intermediary or another “securities intermediary” (as defined in the UCC) reasonably acceptable to Berkshire and the Agent, (ii) the Parties shall amend this Parental Guarantee Agreement to include such successor trust account and securities intermediary with whom such successor trust account is established, and such securities intermediary shall enter into this Parental Guarantee Agreement, as amended (solely for the purposes of Articles III-VII), or a form of agreement reasonably acceptable to Berkshire and the

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Agent prior to or contemporaneously with the establishment of the successor trust account and (iii) financing statements shall be amended to identify the successor trust account, all in a manner reasonably satisfactory to the Agent.
          Section 3.4 Reinsurance Credit Event Trust Accounts. Concurrently with the modification of the Trust Account and/or the creation of new trust accounts as a result of a Reinsurance Credit Event, Berkshire and the Securities Intermediary will enter into agreements substantially in the form of this Parental Guarantee Agreement with each of the respective CNA Parties, granting to such CNA Party a security interest in and continuing lien on all of Berkshire’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located: (i) the modified Trust Account or the new trust account created as a result of the Reinsurance Credit Event for which such CNA Party is the sole beneficiary; (ii) all Security Entitlements carried in such trust account and (iii) all Proceeds of any or all of the foregoing.
ARTICLE IV
DUTIES OF THE SECURITIES INTERMEDIARY
          Section 4.1 No Other Entitlement Orders. Without the prior written consent of the Agent, Berkshire shall not enter into any agreement under which it (i) grants a security interest or lien on any or all of the Collateral and/or (ii) agrees to cause the Securities Intermediary to comply with “entitlement orders” (as defined in the UCC) originated by any Person other than the Agent or the entitlement holder with respect to any property credited to the Trust Account. Berkshire shall promptly notify the Agent if any Person requests Berkshire to enter into any such agreement as described in this Section 4.1 or otherwise asserts or seeks to assert a lien, encumbrance or adverse claim against any portion or all of the property credited to the Trust Account (and in that connection, Berkshire represents and warrants to the Agent that it has not heretofore received any such request or assertion with respect to the Trust Account) and that it will promptly notify the Agent of the occurrence of any such events.
          Section 4.2 Removal of the Securities Intermediary by the Agent.
     (a) If Berkshire and/or its Affiliates, either individually or in the aggregate, shall acquire more than ten percent (10%) of the outstanding voting stock of the Securities Intermediary, the Securities Intermediary may be removed by the Agent by delivery to the Securities Intermediary and Berkshire of a written notice of removal, effective upon receipt by the Securities Intermediary and Berkshire of such notice. Notwithstanding the foregoing, no such removal by the Agent shall be effective until (i) another “securities intermediary” (as defined in the UCC) reasonably acceptable to Berkshire and the Agent shall have been duly appointed by the Agent, (ii) such securities intermediary has entered into an agreement substantially in the form of this Parental Guarantee Agreement or a form reasonably acceptable to Berkshire and the Agent prior to or contemporaneously with the appointment of the new securities intermediary and (iii)

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financing statements shall be amended to identify such securities intermediary, all in a manner reasonably satisfactory to the Agent.
          (b) If the Securities Intermediary is removed by the Agent pursuant to Section 4.2(a), the CNA Parties shall pay any amounts charged by the new securities intermediary for its services as contemplated by this Parental Guarantee Agreement that are greater than the total amount of fees charged by the Securities Intermediary under this Parental Guarantee Agreement.
ARTICLE V
REMEDIES; RIGHTS UPON DEFAULT, ETC.
          Section 5.1 Rights and Remedies Generally. If an Event of Default has occurred and is continuing, then and in every such case, the Agent may exercise, in addition to all other rights and remedies granted to them in this Parental Guarantee Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law.
          Section 5.2 Acceleration. Upon the occurrence and continuance of an Acceleration Event, the Secured Obligations shall be automatically due and payable with all additional interest from time to time accrued thereon, without further action by the Agent or any other person. For the avoidance of doubt, for purposes of this Section 5.2, the amount of Secured Obligations with respect to the Trust Account shall be the Security Amount or the Required Amount applicable to the Trust Account in effect at the time of the Acceleration Event.
ARTICLE VI
BERKSHIRE WARRANTIES; POWER OF ATTORNEY
          Section 6.1 Berkshire Warranties. Berkshire’s exact legal name (as indicated in the public record of Berkshire’s jurisdiction of organization) is as set forth on the signature block to this Parental Guarantee Agreement. Berkshire’s jurisdiction of organization is the State of Delaware and the organizational identification number assigned by the State of Delaware to Berkshire is 2908471. The location of Berkshire’s chief executive office is the address provided in Section 7.12 as the address for notice to Berkshire. Berkshire will not, except upon 30 days prior written notice to the Agent and delivery to the Agent of all additional financing statements and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interest provided for herein, (i) change its jurisdiction of organization or (ii) change its name. If Berkshire changes the address of its chief executive office, it shall promptly provide written notice to the Agent of such new address.
          Section 6.2 The Agent’s Appointment as Attorney-in-Fact. Berkshire hereby irrevocably constitutes and appoints the Agent and any officers or agents thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Berkshire and in the name of Berkshire or in their own names,

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from time to time in the Agent’s discretion, for the purpose of carrying out the terms of this Parental Guarantee Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Parental Guarantee Agreement. Notwithstanding the foregoing, the Agent agrees that the power of attorney provided for in this Section 6.2 shall only become effective upon the occurrence and continuance of an Event of Default.
ARTICLE VII
MISCELLANEOUS PROVISIONS
     Section 7.1 Entire Agreement.
          This Parental Guarantee Agreement, the LPT Reinsurance Agreement and the Transaction Documents and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.
     Section 7.2 Waiver and Amendment.
          This Parental Guarantee Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. No waiver of any breach of this Parental Guarantee Agreement shall be held to constitute a waiver of any other or subsequent breach.
     Section 7.3 Successors and Assigns.
          The rights and obligations of the Parties under this Parental Guarantee Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio. The terms of this Parental Guarantee Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.
     Section 7.4 Construction; Interpretation.
          The Parties have participated jointly in the negotiation and drafting of this Parental Guarantee Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Parental Guarantee Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Parental Guarantee Agreement. When a reference is made to a Section such reference shall be to a Section of this Parental

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Guarantee Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Parental Guarantee Agreement, they shall be deemed to be followed by the words “without limitation.” The term “Parental Guarantee Agreement,” means this Parental Guarantee Agreement as amended or supplemented, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Parental Guarantee Agreement in its entirety and not to any particular Section or provision of this Parental Guarantee Agreement. Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder. References to a Person are also to its successors and permitted assigns.
     Section 7.5 Governing Law and Jurisdiction.
          This Parental Guarantee Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into therein, without reference to principles of choice of law or conflicts of laws (other than Section 5-1401 of the New York General Obligations Law). Any action, suit or proceeding arising out of or relating to this Parental Guarantee Agreement shall be brought by the Parties solely in the United States District Court for the Southern District of New York, provided that if said court determines that it does not have subject matter jurisdiction then said action, suit or proceeding may be brought in the supreme court of the State of New York for New York County; and the Parties each hereby irrevocably submit to the exclusive jurisdiction of such courts for such purpose and any appellate courts thereof. Each Party hereto agrees that service of any process, summons, notice or document by U.S. registered mail addressed to such party shall be effective service of process for any action, suit or proceeding brought against such party in such court. Each Party hereto irrevocably and unconditionally waives any objection to the laying of venue of any such action, suit or proceeding brought in any such court and any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each Party hereto agrees that final judgment in any such action, suit or proceeding brought in any such court shall be conclusive and binding upon such Party and may be enforced in any other courts to whose jurisdiction such Party may be subject, by suit upon such judgment.
     Section 7.6 No Third Party Beneficiaries.
          Nothing in this Parental Guarantee Agreement is intended or shall be construed to give any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Parental Guarantee Agreement or any provision contained herein.
     Section 7.7 Counterparts.
          This Parental Guarantee Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

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     Section 7.8 Severability.
          Any term or provision of this Parental Guarantee Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Parental Guarantee Agreement or affecting the validity or enforceability of any of the terms or provisions of this Parental Guarantee Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this Parental Guarantee Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this Parental Guarantee Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.
     Section 7.9 Specific Performance.
          Each of the Parties acknowledges and agrees that the other Party would be irreparably damaged in the event that any of the provisions of this Parental Guarantee Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Parental Guarantee Agreement by the other Party and to enforce specifically this Parental Guarantee Agreement and the terms and provisions hereof in any action instituted in accordance with Section 7.5, in addition to any other remedy to which such Party may be entitled, at law or in equity. In the event that any action is brought in equity to enforce the provisions of this Parental Guarantee Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law. The Parties further agree that (i) by seeking the remedies provided for in this Section 7.9, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Parental Guarantee Agreement, including monetary damages in the event that this Parental Guarantee Agreement has been terminated or in the event that the remedies provided for in this Section 7.9 are not available or otherwise are not granted and (ii) nothing contained in this Section 7.9 shall require any Party to institute any action for (or limit any Party’s right to institute any action for) specific performance under this Section 7.9 before exercising any other remedies under this Parental Guarantee Agreement that may be available then or thereafter nor shall the commencement of any action pursuant to this Section 7.9 or anything contained in this Section 7.9 restrict or limit any Party’s right to pursue any other remedies under this Parental Guarantee Agreement that may be available then or thereafter.
     Section 7.10 Waiver of Jury Trial.
          EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PARENTAL GUARANTEE AGREEMENT OR

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THE TRANSACTIONS CONTEMPLATED BY THIS PARENTAL GUARANTEE AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS PARENTAL GUARANTEE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS PARENTAL GUARANTEE AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.
     Section 7.11 Incontestability.
          In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this Parental Guarantee Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.
     Section 7.12 Notice.
          Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:

To CNA Parties:	CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Jonathan D. Kantor
Executive Vice President,
General Counsel and Secretary
Fax: (312) 817-0511

With a copy to:	CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Michael P. Warnick
Senior Vice President and Deputy General Counsel
Fax: (312) 755-2479

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To Berkshire:	Berkshire Hathaway Inc.
3555 Farnam Street
Suite 1440
Omaha, NE 68131
Attention: Chief Financial Officer
Fax: (402) 346-3375

To NICO:	National Indemnity Company
100 First Stamford Place
Stamford, Connecticut 06902
Attention: General Counsel
Fax: (203) 363-5221

With a copy to:	National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: (402) 916-3030
Any of the CNA Parties, Berkshire or NICO may change its notice provisions hereunder on fifteen (15) calendar days’ advance notice in writing to each of such other Persons.
(The remainder of this page has been intentionally left blank.)

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     IN WITNESS WHEREOF, the Parties hereby execute this Parental Guarantee Agreement as of the day and year first set forth above.

BERKSHIRE HATHAWAY INC.
By:
Name:
Title:

CONTINENTAL CASUALTY COMPANY, as Agent for the CNA Parties (as defined herein)
By:
Name:
Title:

THE CONTINENTAL INSURANCE COMPANY
By:
Name:
Title:

CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
By:
Name:
Title:

CNA INSURANCE COMPANY LIMITED
By:
Name:
Title:

CONTINENTAL CASUALTY COMPANY
By:
Name:
Title:

Exhibit E
Form of Retrospective Premium Allocation Agreement

CONFIDENTIAL
RETROSPECTIVE PREMIUM ALLOCATION AGREEMENT
          THIS RETROSPECTIVE PREMIUM ALLOCATION AGREEMENT, dated as of [•], 2010 (this “RP Allocation Agreement”), is made and entered into by and among Continental Casualty Company, an Illinois property and casualty insurance company (“CCC”), The Continental Insurance Company, a Pennsylvania property and casualty insurance company (“CIC”), Continental Reinsurance Corporation International, Ltd., a Bermuda long-term insurance company (“CRCI”), and CNA Insurance Company Limited, a United Kingdom property and casualty insurance company (“CICL,” and each of CCC, CIC, CRCI and CICL is individually and all of CCC, CIC, CRCI and CICL are collectively hereinafter referred to as the “Reinsured”), and National Indemnity Company, a Nebraska property and casualty insurance company (hereinafter referred to as the “Reinsurer”). All capitalized terms used in this RP Allocation Agreement and not otherwise defined herein shall have the respective meanings assigned to them in LPT Reinsurance Agreement (as defined below).
WITNESSETH:
          WHEREAS, in accordance with that certain Master Transaction Agreement (the “Master Transaction Agreement”), dated July [•], 2010, by and among the Reinsured, the Reinsurer and Berkshire Hathaway Inc., a Delaware corporation and the ultimate parent company of the Reinsurer, the Reinsured and the Reinsurer entered into that certain Loss Portfolio Transfer Reinsurance Agreement, dated [•], 2010 (the “LPT Reinsurance Agreement”);
          WHEREAS, concurrently with the execution of the LPT Reinsurance Agreement and in accordance with the Master Transaction Agreement, the Reinsured and the Reinsurer entered into that certain Administrative Services Agreement (the “Administrative Services Agreement”), pursuant to which the Reinsurer has agreed to provide claims handling and other administrative services with respect to the Reinsured Contracts and the Third Party Reinsurance Agreements;
          WHEREAS, certain Reinsured Contracts contain terms and conditions permitting that the premiums charged thereunder may be increased based upon the claims or loss experience under such Reinsured Contract (the “Retrospective Premium Adjustments”);
          WHEREAS, the Reinsured and the Reinsurer desire that the Reinsured will continue to provide certain administrative services with respect to such Retrospective Premium Adjustments; and

          WHEREAS, the Reinsured and the Reinsurer desire to set forth how the obligations and proceeds relating to such Retrospective Premium Adjustments are to be allocated among the Reinsured and the Reinsurer.
          NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby, the Reinsured and the Reinsurer (individually, a “Party” and collectively, the “Parties”) hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions.
          The following terms shall have the respective meanings set forth below throughout this RP Allocation Agreement:
“Administrative Services Agreement” has the meaning set forth in the Recitals.
“CCC” has the meaning set forth in the Preamble.
“CIC” has the meaning set forth in the Preamble.
“CICL” has the meaning set forth in the Preamble.
“CRCI” has the meaning set forth in the Preamble.
“LPT Reinsurance Agreement” has the meaning set forth in the Recitals.
“Master Transaction Agreement” has the meaning set forth in the Recitals.
“Party” or “Parties” has the meaning set forth in the Recitals.

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“Post-Inception Date Retrospective Premiums” means all Retrospective Premiums that are attributable to claims paid under Reinsured Contracts on or after the Inception Date (as such claims payments are recorded in the general ledger of any Reinsured), but prior to the expiration or termination of the LPT Reinsurance Agreement.
“Pre-Inception Date Retrospective Premiums” means all Retrospective Premiums that are attributable to claims paid under Reinsured Contracts prior to the Inception Date (as such claims payments are recorded in the general ledger of any Reinsured).
“Reinsured” shall have the meaning specified in the Preamble. The term “Reinsured” as used herein shall include any predecessor or successor of such companies, including by reason of merger, consolidation or otherwise.
“Reinsurer” shall have the meaning specified in the Preamble. The term “Reinsurer” as used herein shall include any predecessor or successor of such companies, including by reason of merger, consolidation or otherwise.
“Retrospective Premium Adjustments” has the meaning set forth in the Recitals.
“Retrospective Premium Adjustment Services” has the meaning set forth in Section 3.1.
“RP Allocation Agreement” has the meaning set forth in the Preamble.
“Retrospective Premiums” means (a) any amounts, including interest thereon, due to or from a counterparty, policyholder or insured under a Reinsured Contract as a result of a Retrospective Premium Adjustment, less (b) any reasonable out-of-pocket expenses incurred by the Reinsured in connection with the provision of the Retrospective Premium Adjustment Services, and less (c) any liability with respect to any premium tax or similar tax or any guaranty fund assessment arising from such Retrospective Premium. For the avoidance of doubt, Retrospective Premiums may be negative, including as a result of (x) the amounts specified in subsection (b) and/or (c) above exceeding the amounts specified in subsection (a) above, (y) the inability of the Reinsured to collect the amounts specified in subsection (a) above or (z) favorable loss experience pursuant to the terms of the Reinsured Contract.
“Transaction Documents” means the Master Transaction Agreement and the Ancillary Agreements, other than this RP Allocation Agreement.

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ARTICLE II
ALLOCATION OF RETROSPECTIVE PREMIUMS
     2.1 Pre-Inception Date Retrospective Premiums.
          All payable or receivable Pre-Inception Date Retrospective Premiums shall be the obligation of, or for the benefit and account of, the Reinsured. The Reinsurer shall, if reasonably requested by the Reinsured, cooperate with the Reinsured at the Reinsured’s expense in the collection of Pre-Inception Date Retrospective Premiums.
     2.2 Post-Inception Date Retrospective Premiums.
          (a) All payable or receivable Post-Inception Date Retrospective Premiums shall be allocated among the Reinsured and the Reinsurer as follows: (i) the amount of such Post-Inception Date Retrospective Premiums allocated to the Reinsured shall be equal to (A) the amount of such Post-Inception Date Retrospective Premiums under the Reinsured Contract multiplied by (B) (1) the total amount of losses subject to a Retrospective Premium Adjustment under such Reinsured Contract attributable to Non A&P Claims paid on or after the Inception Date but prior to the expiration or termination of the LPT Reinsurance Agreement, divided by (2) the total amount of losses subject to a Retrospective Premium Adjustment under such Reinsured Contract attributable to any claims paid on or after the Inception Date but prior to the expiration or termination of the LPT Reinsurance Agreement, and (ii) the amount of such Post-Inception Date Retrospective Premiums allocated to the Reinsurer shall be equal to (A) the amount of such Post-Inception Date Retrospective Premiums under the Reinsured Contract multiplied by (B) (1) the total amount of losses subject to a Retrospective Premium Adjustment under such Reinsured Contract attributable A&P Claims paid on or after the Inception Date but prior to the expiration or termination of the LPT Reinsurance Agreement, divided by (2) the total amount of losses subject to a Retrospective Premium Adjustment under such Reinsured Contract attributable to any claims paid on or after the Inception Date but prior to the expiration or termination of the LPT Reinsurance Agreement.
          (b) The Reinsurer, on behalf of the Reinsured, shall utilize its commercially reasonable efforts to reach agreement in the Reinsurer’s A&P Claims settlement negotiations with policyholders or insureds under the Reinsured Contracts to offset any Post-Inception Date Retrospective Premiums that would arise from such contemplated A&P Claims settlement.
          (c) To the extent an offset of the portion of Post-Inception Date Retrospective Premiums attributable to the A&P Claims against any A&P Claims payments due under a Reinsured Contract pursuant to Section 2.2(b) is not attainable for whatever reason, then the Reinsured shall use its commercially reasonable efforts to collect, on behalf of the Reinsurer, the portion of Post-Inception Date Retrospective Premiums attributable to the A&P Claims under

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such Reinsured Contract, and forward such portion of Post-Inception Date Retrospective Premiums collected by the Reinsured to the Reinsurer. The Reinsured’s efforts to collect shall, when commercially reasonable, include the drawing upon any available security or the commencement of any formal recovery process (such as litigation or arbitration). To the extent that the Reinsured does not use commercially reasonable efforts to collect such Post-Inception Date Retrospective Premiums, the Reinsurer shall have the right to assume the management and control of the collection efforts of such Post-Inception Date Retrospective Premiums attributable to A&P Claims.
     2.3 Appointment of CCC as Agent for the Reinsured.
          CCC is hereby authorized to perform the Retrospective Premium Adjustment Services on behalf of the Reinsured, and is authorized to act on behalf of the Reinsured for all matters relating to this RP Allocation Agreement. CCC is hereby authorized to pay, collect and/or remit, as applicable, on behalf the Reinsured, any Retrospective Premiums allocable under this RP Allocation Agreement to be paid or received, as applicable, by the Reinsured.
     2.4 Reports.
          CCC shall prepare and deliver to Reinsurer a quarterly settlement report calculating the amount of Retrospective Premiums to be allocated among the Parties pursuant to Section 2.2 within twenty (20) calendar days of the end of each calendar quarter. The Reinsurer will pay to CCC any amount shown due to the Reinsured, and CCC will pay to the Reinsurer any amount shown due to the Reinsurer, as the case may be, within five (5) Business Days following transmittal of such quarterly settlement report. All such payments shall be made by wire transfer in immediately available funds to an account specified in writing by the other Party from time to time.
          On a quarterly basis, Reinsurer shall deliver to CCC sufficient information to enable Reinsured to perform all Retrospective Premium Adjustment Services. In addition, on a quarterly basis, Reinsured shall deliver to Reinsurer a report reflecting Post-Inception Date Retrospective Premium billed but not collected.

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ARTICLE III
ADMINISTRATIVE SERVICES
     3.1 Administrative Services.
          Notwithstanding anything to the contrary contained in the Administrative Services Agreement, the Parties acknowledge and agree that the Reinsured, or their respective subcontractors, shall continue to be responsible for the provision of all administrative services necessary or appropriate in connection with administering the Retrospective Premium Adjustments under the Reinsured Contracts, collecting all Retrospective Premiums that may be due thereunder and administering all matters relating thereto (e.g., posting of collateral) (collectively, the “Retrospective Premium Adjustment Services”). In no event shall Reinsured make any outgoing payment or return of Post-Inception Date Retrospective Premiums attributable to A&P Claims without first consulting with the Reinsurer.
     3.2 Service Standards.
          The Reinsured covenant and agree that the Retrospective Premium Adjustment Services shall be performed, in all material respects, in accordance with (a) the standards of service that, taken as a whole, are at least comparable to those utilized by the Reinsured in providing such services immediately prior to the date of this RP Allocation Agreement, (b) the terms of the Reinsured Contracts, and (c) Applicable Law. The Reinsured shall use substantially the same level of diligence and care in collecting Post-Inception Date Retrospective Premiums that are attributable to A&P Claims as the Reinsured exercises in collecting similar retrospective premiums in connection with its other insurance and reinsurance businesses.
ARTICLE IV
COVENANTS OF THE PARTIES
     4.1 Cooperation.
          The Parties hereto shall cooperate in a commercially reasonable manner in order to accomplish the objectives of this RP Allocation Agreement, including making available to each other their respective officers and employees for interviews and meetings with Governmental Authorities and furnishing any additional assistance, information and documentation as may be reasonably requested by the other Party from time to time.

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     4.2 Pre-Inception Date Payables.
          For the avoidance of doubt, the Reinsurer shall not be liable for any Pre-Inception Date Retrospective Premiums that are payable by the Reinsured.
     4.3 Delayed Payments and Interest.
          In the event that there is a delay in the payment of an amount due to the Reinsured or the Reinsurer, as applicable, under Article II, interest will accrue on such payment at the Applicable Interest Rate. Interest will be calculated on the basis of actual days for a 360-day year based on the actual number of calendar days elapsed.
ARTICLE V
TERM AND TERMINATION
     5.1 Termination of Agreement.
          This RP Allocation Agreement shall automatically terminate upon the expiration or termination of the LPT Reinsurance Agreement.
     5.2 Effect of Termination.
          The termination of this RP Allocation Agreement shall not affect any rights or obligations of any of the Parties applicable to the period prior to the effective date of termination. Article IV, Article VI and Article VII shall survive the termination of this RP Allocation Agreement.
ARTICLE VI
DISPUTE RESOLUTION
     6.1 Dispute Resolution.
          Notwithstanding anything contained herein to the contrary, any dispute between the Parties arising out of or relating to this RP Allocation Agreement or the breach, termination or validity thereof will be addressed in accordance with Article X and Article XI of the Master Transaction Agreement.

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ARTICLE VII
MISCELLANEOUS PROVISIONS
     7.1 Notices.
          Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:
     If to the Reinsured:
CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Jonathan D. Kantor
Executive Vice President,
General Counsel and Secretary
Fax: (312) 817-0511
     With a copy to:
CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Michael P. Warnick
Senior Vice President and Deputy General Counsel
Fax: (312) 755-2479
     If to the Reinsurer:
National Indemnity Company
100 First Stamford Place
Stamford, CT 06902
Attention: General Counsel
Fax: (203) 363-5221

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     With a copy to:
National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: (402) 916-3030
Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Parties.
     7.2 Entire Agreement.
          This RP Allocation Agreement, the Transaction Documents and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.
     7.3 Waiver and Amendment.
          This RP Allocation Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. No waiver of any breach of this RP Allocation Agreement shall be held to constitute a waiver of any other or subsequent breach.
     7.4 Successors and Assigns.
          The rights and obligations of the Parties under this RP Allocation Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio. The terms of this RP Allocation Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.
     7.5 Headings.
          The headings of this RP Allocation Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

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     7.6 Construction; Interpretation.
          The Reinsured and the Reinsurer have participated jointly in the negotiation and drafting of this RP Allocation Agreement. In the event of an ambiguity or question of intent or interpretation arises, this RP Allocation Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this RP Allocation Agreement. When a reference is made to an Article, Section, Schedule or Exhibit such reference shall be to an Article, Section, Schedule or Exhibit of or to this RP Allocation Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this RP Allocation Agreement, they shall be deemed to be followed by the words “without limitation.” The word “Agreement,” means this RP Allocation Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this RP Allocation Agreement in its entirety and not to any particular Article, Section or provision of this RP Allocation Agreement. The references to “$” shall be to United States dollars. Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder. References to a Person are also to its successors and permitted assigns.
     7.7 Governing Law and Jurisdiction.
          This RP Allocation Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction. SUBJECT TO ARTICLE VI, ANY SUIT, ACTION OR PROCEEDING TO COMPEL ARBITRATION OR FOR TEMPORARY INJUNCTIVE RELIEF IN AID OF ARBITRATION OR TO PRESERVE THE STATUS QUO PENDING THE APPOINTMENT OF THE ARBITRATOR(S) SHALL BE BROUGHT BY THE PARTIES SOLELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, PROVIDED THAT IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION THEN SAID ACTIONS MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK FOR NEW YORK COUNTY; AND EACH REINSURED AND THE REINSURER EACH HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE AND ANY APPELLATE COURTS THEREOF, EXCEPT THAT ANY FINAL ARBITRAL AWARD RENDERED IN ACCORDANCE WITH ARTICLE VI MAY BE ENTERED AND ENFORCED IN ANY COURT HAVING JURISDICTION OVER ANY PARTY OR ANY OF ITS ASSETS.
     7.8 No Third Party Beneficiaries.
          Nothing in this RP Allocation Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this RP Allocation Agreement or any provision contained herein.

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     7.9 Counterparts.
          This RP Allocation Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.
     7.10 Severability.
          Any term or provision of this RP Allocation Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this RP Allocation Agreement or affecting the validity or enforceability of any of the terms or provisions of this RP Allocation Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this RP Allocation Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this RP Allocation Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.
     7.11 Specific Performance.
          Each of the Parties acknowledges and agrees that the other Party would be irreparably damaged in the event that any of the provisions of this RP Allocation Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this RP Allocation Agreement by the other Party and to enforce specifically this RP Allocation Agreement and the terms and provisions hereof in any action instituted in accordance with Section 7.7, in addition to any other remedy to which such Party may be entitled, at law or in equity. In the event that any action is brought in equity to enforce the provisions of this RP Allocation Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law. The Parties further agree that (i) by seeking the remedies provided for in this Section 7.11, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this RP Allocation Agreement, including monetary damages in the event that this RP Allocation Agreement has been terminated or in the event that the remedies provided for in this Section 7.11 are not available or otherwise are not granted and (ii) nothing contained in this Section 7.11 shall require any Party to institute any action for (or limit any Party’s right to institute any action for)

11

specific performance under this Section 7.11 before exercising any termination right under Article V nor shall the commencement of any action pursuant to this Section 7.11 or anything contained in this Section 7.11 restrict or limit any Party’s right to terminate this RP Allocation Agreement in accordance with the terms of Article V or pursue any other remedies under this RP Allocation Agreement that may be available then or thereafter.
     7.12 Waiver of Jury Trial.
          EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS RP ALLOCATION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS RP ALLOCATION AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS RP ALLOCATION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS RP ALLOCATION AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.12.
     7.13 Incontestability.
          In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this RP Allocation Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.
     7.14 Set-Off.
          Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either of the Reinsured or the Reinsurer with respect to this RP Allocation Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the net balance shall be allowed or paid.
     7.15 Currency
          All financial data required to be provided pursuant to the terms of this RP Allocation Agreement shall be expressed in United States dollars. All payments and all settlements of account between the Parties shall be in United States currency unless otherwise agreed by the Parties.

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          IN WITNESS WHEREOF, the Parties hereby execute this RP Allocation Agreement as of the day and year first set forth above.

CONTINENTAL CASUALTY COMPANY
By:
Name:
Title:

THE CONTINENTAL INSURANCE COMPANY
By:
Name:
Title:

CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
By:
Name:
Title:

CNA INSURANCE COMPANY LIMITED
By:
Name:
Title:

NATIONAL INDEMNITY COMPANY
By:
Name:
Title:

Exhibit F
Form of Security Agreement

CONFIDENTIAL
          THIS SECURITY AGREEMENT (as amended, modified, supplemented and/or restated from time to time, the “Security Agreement”) is made and entered into as of [•], 2010, by and among National Indemnity Company, a Nebraska property and casualty insurance company (together with any successors or assigns, the “Grantor”), Continental Casualty Company, an Illinois property and casualty insurance company (“CCC”), as agent for the benefit of the Secured Parties (as defined herein) (in such capacity, together with its successors and assigns, the “Agent”) and Wells Fargo Bank, National Association, a national banking association, as securities intermediary (together with any successors or assigns, the “Securities Intermediary”).
WITNESSETH:
          WHEREAS, the Grantor, the Secured Parties (as defined below) and Berkshire Hathaway Inc., a Delaware corporation and the ultimate parent of the Grantor (“Berkshire”), have entered into the Master Transaction Agreement, dated as of July [•], 2010 (as amended, restated, supplemented and/or modified from time to time) (the “Master Transaction Agreement”);
          WHEREAS, as contemplated by the Master Transaction Agreement, the Grantor and the Secured Parties have entered into the Loss Portfolio Transfer Reinsurance Agreement, dated as of [•], 2010 (as amended, restated, supplemented and/or modified from time to time) (the “LPT Reinsurance Agreement”), which provides that the Secured Parties will cede to the Grantor, and the Grantor will reinsure, all liabilities related to asbestos and pollution claims under the Business Covered (as defined in the LPT Reinsurance Agreement);
          WHEREAS, as contemplated by the LPT Reinsurance Agreement, the Grantor, the Secured Parties and Wells Fargo Bank, National Association, as trustee (the “Trustee”), have entered into the Trust Agreement, dated as of [•], 2010 (as amended, restated, supplemented and/or modified from time to time) (the “Trust Agreement”), which provides that the Grantor is obligated to establish the Trust Account (as defined below) for the purpose of satisfying its obligations under the LPT Reinsurance Agreement; and
          WHEREAS, in connection with the foregoing, the Secured Parties and Berkshire have entered into the Parental Guarantee Agreement, dated as of [•], 2010 (as amended, restated, supplemented and/or modified from time to time) (the “Parental Guarantee Agreement”), which provides that Berkshire unconditionally and irrevocably guarantees the Grantor’s full and prompt performance and payment when due of certain obligations of the Grantor under the LPT Reinsurance Agreement and the Trust Agreement, as set forth therein (the “Parental Guarantee”);
          WHEREAS, the parties hereto desire that the Agent, as representative for the Secured Parties, have a security interest and continuing lien on the Grantor’s right, title and interest in the Collateral (as defined below).

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS; CONSTRUCTION
          Section 1.1 Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the LPT Reinsurance Agreement. The following terms shall have the following meanings when used in this Security Agreement:
          “Acceleration Event” means the occurrence or continuance of both of the following events, acts, occurrences or conditions, whether either such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body: any (i) Insolvency Event of the Grantor and (ii) Insolvency Event of Berkshire, whether such Insolvency Event occurs prior to, concurrently with or subsequent to the Insolvency Event of the Grantor referred to in (i).
          “Agent” has the meaning set forth in the Preamble.
          “Berkshire” has the meaning set forth in the Preamble.
          “CCC” has the meaning set forth in the Preamble.
          “Collateral” has the meaning set forth in Section 2.2.
          “Event of Default” means the occurrence or continuance of all of the following: (i) any Grantor Event of Default, (ii) the failure of Berkshire to perform or pay under the Parental Guarantee and (iii) any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:
          (a) any Insolvency Event of the Grantor;
          (b) a final arbitration award, court order, decision or judgment with no appeal or stay pending (1) has been issued against the Grantor in favor of a Secured Party under the LPT Reinsurance Agreement or the Trust Agreement and remains unpaid or unperformed by the Grantor or (2) has been issued against a Secured Party with respect to an A&P Claim in respect of Business Covered that the Grantor has acknowledged in writing its obligation to pay and such claim remains unpaid by the Grantor; or
          (c) the Grantor has acknowledged in writing its obligation to pay or perform an obligation guaranteed under the Parental Guarantee, and such obligation remains due and unpaid or unperformed by the Grantor.

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          “Grantor” has the meaning set forth in the Preamble.
          “Grantor Event of Default” means the occurrence or continuance of any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:
          (a) the Grantor’s failure to pay all Ultimate Net Loss due and owing by the Grantor, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement, subject always to the LPT Limit;
          (b) the Grantor’s failure to transfer and assign assets into the Trust Account when required, including upon the occurrence of a Collateral Triggering Event or a Reinsurance Credit Event, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement and the Trust Agreement;
          (c) the Grantor’s failure to establish, fund and maintain additional trust accounts and/or other collateral when required upon the occurrence of a Reinsurance Credit Event, pursuant to and in accordance with the applicable provisions of the LPT Reinsurance Agreement and the Trust Agreement.
          “Insolvency Event” means the occurrence or continuance of any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body: (i) a Person shall commence a voluntary case concerning itself under any insolvency laws or otherwise commence any other proceeding under any bankruptcy, rehabilitation, liquidation, conservation, dissolution, reorganization, arrangement, adjustment of debt, relief of debtors, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to such Person (any of the foregoing, an “Insolvency Proceeding”); (ii) an involuntary Insolvency Proceeding is commenced against a Person and such Insolvency Proceeding is not controverted within ten (10) calendar days, or is not dismissed within thirty (30) calendar days, after commencement of the case; (iii) a receiver or liquidator is appointed for, or takes charge of, all or substantially all of the property of a Person; (iv) any order for relief or other order approving any such case or proceeding is entered; (v) a Person is adjudicated insolvent or bankrupt; (vi) a Person suffers any appointment of any custodian or the like for it or any substantial part of its property, which appointment continues undischarged or unstayed for a period of thirty (30) calendar days; (vii) a Person makes a general assignment for the benefit of creditors; (viii) a Person shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (ix) a Person shall call a meeting of its creditors with a view of arranging a composition or adjustment of its debts; (x) a Person shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate action is taken by such Person for the purpose of effecting any of the foregoing items (i)-(x).
          “LPT Reinsurance Agreement” has the meaning set forth in the Recitals.

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          “Master Transaction Agreement” has the meaning set forth in the Recitals.
          “Parental Guarantee” has the meaning set forth in the Recitals.
          “Parental Guarantee Agreement” has the meaning set forth in the Recitals.
          “Person” means and includes any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.
          “Proceeds” means “proceeds” as such term is defined in the UCC.
          “Secured Obligations” means (i) all of the Grantor’s payment and performance obligations (whether absolute or contingent, matured or unmatured) arising under or in connection with the LPT Reinsurance Agreement and the Trust Agreement, (ii) all of Berkshire’s payment and performance obligations (whether absolute or contingent, matured or unmatured) arising under the Parental Guarantee with respect to the Grantor’s obligations under the LPT Reinsurance Agreement and the Trust Agreement and (iii) reimbursement for all expenses incurred to enforce and exercise any and all remedies under (A) the LPT Reinsurance Agreement and the Trust Agreement or (B) the Parental Guarantee Agreement (solely with respect to Berkshire’s payment and performance obligations (whether absolute or contingent, matured or unmatured) arising under the Parental Guarantee with respect to the Grantor’s obligations under the LPT Reinsurance Agreement and the Trust Agreement), including, without limitation, all reasonable attorney’s fees and legal expenses and including, without limitation, any of the foregoing amounts payable after the commencement of any Insolvency Proceeding, whether or not any such amounts are allowed in any such proceeding.
          “Secured Parties” means, collectively, (i) CCC, (ii) The Continental Insurance Company, a Pennsylvania property and casualty insurance company, (iii) Continental Reinsurance Corporation International, Ltd. a Bermuda long-term insurance company, and (iv) CNA Insurance Company Limited, a United Kingdom property and casualty insurance company (in each case, together with respective successors or assigns), and each is a “Secured Party”.
          “Securities Intermediary” has the meaning set forth in the Preamble.
          “Security Agreement” has the meaning set forth in the Preamble.
          “Security Entitlement” means “security entitlement” as defined in the UCC.
          “Termination Date” has the meaning set forth in Section 6.8.
          “Trust Account” has the meaning set forth in Section 2.1.
          “Trust Agreement” has the meaning set forth in the Recitals.
          “Trustee” has the meaning set forth in the Recitals.

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          “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
ARTICLE II
TRUST ACCOUNT; GRANT OF SECURITY INTEREST
          Section 2.1 Establishment and Maintenance of the Trust Account. The Securities Intermediary hereby confirms and agrees that:
               (a) (i) it has established the account number 80460400 in the name of the Trustee (said account, together with any replacements thereof or substitutions therefor, the “Trust Account”) and (ii) the Trust Account is a “securities account” (as defined in the UCC) in respect of which the Securities Intermediary is a “securities intermediary” (as defined in the UCC) and the Grantor is the “entitlement holder” (as defined in the UCC);
          (b) it shall not change the entitlement holder or account number of the Trust Account without prior written consent of the Agent; and
          (c) each item of property (whether cash, a security, an instrument or any other property whatsoever) credited to the Trust Account shall be treated as a “financial asset” under Article 8 of the UCC.
          Section 2.2 Grant of Security Interest. As security for the prompt and complete payment, reimbursement and performance when due in full of all the Secured Obligations, the Grantor hereby grants to the Agent for the benefit of the Secured Parties, a security interest in and continuing lien on all of the Grantor’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the “Collateral”):
          (a) the Trust Account;
          (b) all Security Entitlements carried in the Trust Account; and
          (c) all Proceeds of any or all of the foregoing.
          Section 2.3 Registration of Securities, Etc. All securities and other financial assets credited to the Trust Account that are in registered form or that are payable to or to the order of the Grantor shall be (i) registered in the name of, or payable to or to the order of, the Trustee or (ii) endorsed to or to the order of the Trustee or in blank; and in no case will any financial asset credited to the Trust Account be registered in the name of, or payable to or to the order of, the Grantor or endorsed to or to the order of the Grantor, except to the extent the foregoing have been specially endorsed to or to the order of the Trustee or in blank.

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          Section 2.4 Conflict Between Agreements. The parties hereto agree that if the Securities Intermediary’s obligations hereunder conflict with any other agreement to which the Securities Intermediary is party, the provisions of this Security Agreement shall control.
          Section 2.5 Successor Trust Account. Except as otherwise set forth in Section 2.6, in the event a successor trust account is established, (i) such account shall be established with either the Securities Intermediary or another “securities intermediary” (as defined in the UCC) reasonably acceptable to the Grantor and the Agent, (ii) such securities intermediary with whom such account is established shall enter into an agreement substantially in the form of this Security Agreement or a form reasonably acceptable to the Grantor and the Agent prior to or contemporaneously with the establishment of the successor trust account and (iii) financing statements shall be amended to identify the successor trust account, all in a manner reasonably satisfactory to the Agent.
          Section 2.6 Reinsurance Credit Event Trust Accounts. Concurrently with the modification of the Trust Account and/or the creation of new trust accounts as a result of a Reinsurance Credit Event, the Grantor and the Securities Intermediary will enter into agreements substantially in the form of this Security Agreement with each of the respective Secured Parties, granting to such Secured Party a security interest in and continuing lien on all of the Grantor’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located: (i) the modified Trust Account or the new trust account created as a result of the Reinsurance Credit Event for which such Secured Party is the sole beneficiary; (ii) all Security Entitlements carried in such trust account and (iii) all Proceeds of any or all of the foregoing.
ARTICLE III
DUTIES OF THE SECURITIES INTERMEDIARY
          Section 3.1 Subordination of Liens in Favor of the Securities Intermediary, Etc. The Securities Intermediary hereby subordinates to all security interests in favor of the Agent in the Collateral any and all statutory, regulatory, contractual or other rights now or hereafter existing in each case in its favor over or with respect to the Collateral, including, but not limited to (i) any and all contractual rights of set-off, lien or compensation, (ii) any and all statutory or regulatory rights of pledge, lien, set-off or compensation, (iii) any and all statutory, regulatory, contractual or other rights to put on hold, block transfers from or fail to honor instructions of the Agent with respect to the Trust Account or (iv) any and all statutory or other rights to prohibit or otherwise limit the pledge, assignment, collateral assignment or granting of any type of security interest in the Trust Account.
          Section 3.2 No Other Entitlement Orders. Without the prior written consent of the Agent and the Grantor, the Securities Intermediary shall not (i) change the name, account number or designation of the Trust Account or (ii) enter into any agreement under which the Securities Intermediary agrees to comply with “entitlement orders” (as defined in the UCC) originated by any Person other than the Agent or the entitlement holder with respect to any

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property credited to the Trust Account. Without the prior written consent of the Agent, the Grantor shall not enter into any agreement under which it (i) grants a security interest or lien on any or all of the Collateral and/or (ii) agrees to cause the Securities Intermediary to comply with “entitlement orders” (as defined in the UCC) originated by any Person other than the Agent or the entitlement holder with respect to any property credited to the Trust Account. The Securities Intermediary or the Grantor, as applicable, shall promptly notify the Agent if any Person requests the Securities Intermediary or the Grantor, as applicable, to enter into any such agreement as described in this Section 3.2 or otherwise asserts or seeks to assert a lien, encumbrance or adverse claim against any portion or all of the property credited to the Trust Account (and in that connection, the Securities Intermediary and the Grantor represents and warrants to the Agent that it has not heretofore received any such request or assertion with respect to the Trust Account) and that it will promptly notify the Agent of the occurrence of any such events.
          Section 3.3 Removal of the Securities Intermediary by the Agent.
          (a) If the Grantor and/or its Affiliates, either individually or in the aggregate, shall acquire more than ten percent (10%) of the outstanding voting stock of the Securities Intermediary, the Securities Intermediary may be removed by the Agent by delivery to the Securities Intermediary and the Grantor of a written notice of removal, effective upon receipt by the Securities Intermediary and the Grantor of such notice. Notwithstanding the foregoing, no such removal by the Agent shall be effective until (i) another “securities intermediary” (as defined in the UCC) reasonably acceptable to the Grantor and the Agent shall have been duly appointed by the Agent, (ii) such securities intermediary has entered into an agreement substantially in the form of this Security Agreement or a form reasonably acceptable to the Grantor and the Agent prior to or contemporaneously with the appointment of the new securities intermediary and (iii) financing statements shall be amended to identify such securities intermediary, all in a manner reasonably satisfactory to the Agent.
          (b) If the Securities Intermediary is removed by the Agent pursuant to Section 3.3(a), the Secured Parties shall pay any amounts charged by the new securities intermediary for its services as contemplated by this Security Agreement that are greater than the total amount of fees charged by the Securities Intermediary under this Security Agreement.
ARTICLE IV
REMEDIES; RIGHTS UPON DEFAULT, ETC.
          Section 4.1 Rights and Remedies Generally. If an Event of Default has occurred and is continuing, then and in every such case, the Agent may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law.

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          Section 4.2 Acceleration. Upon the occurrence and continuance of an Acceleration Event, the Secured Obligations shall be automatically due and payable with all additional interest from time to time accrued thereon, without further action by the Agent or any other person. For the avoidance of doubt, for purposes of this Section 4.2, the amount of Secured Obligations with respect to the Trust Account shall be the Security Amount or the Required Amount applicable to the Trust Account in effect at the time of the Acceleration Event.
ARTICLE V
GRANTOR WARRANTIES; POWER OF ATTORNEY
          Section 5.1 Grantor Warranties. The Grantor’s exact legal name (as indicated in the public record of the Grantor’s jurisdiction of organization) is as set forth on the signature block to this Security Agreement. The Grantor’s jurisdiction of organization is the State of Nebraska and the State of Nebraska has not assigned an organizational identification number to the Grantor. The location of the Grantor’s chief executive office is the address provided in the Trust Agreement as the address for notice to the Grantor. The Grantor will not, except upon 30 days prior written notice to the Agent and delivery to the Agent of all additional financing statements and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interest provided for herein, (i) change its jurisdiction of organization or (ii) change its name. If the Grantor changes the address of its chief executive office, it shall promptly provide written notice to the Agent of such new address.
          Section 5.2 The Agent’s Appointment as Attorney-in-Fact. The Grantor hereby irrevocably constitutes and appoints the Agent and any officers or agents thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in their own names, from time to time in the Agent’s discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement. Notwithstanding the foregoing, the Agent agrees that the power of attorney provided for in this Section 5.2 shall only become effective upon the occurrence and continuance of an Event of Default.
ARTICLE VI
MISCELLANEOUS PROVISIONS
          Section 6.1 Binding on Successors; Transferees and Assigns; Assignment. This Security Agreement shall be binding upon the parties hereto, their successors, transferees and permitted assigns and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that the Grantor may not assign or delegate any of its obligations hereunder without the prior written consent of the Agent.

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          Section 6.2 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered in the same manner as provided for in the Trust Agreement; provided, however, that any communications to the Securities Intermediary shall be sent to the address provided for the Trustee in the Trust Agreement.
          Section 6.3 Waivers; Amendments.
          (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Agent in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, preclude any other or further exercise thereof or the exercise of any other right or power. The remedies of the Agent hereunder are cumulative and are not exclusive of any remedies provided by law. No waiver of any provision of this Security Agreement or consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be permitted by Section 6.3(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
          (b) Amendments. Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
          Section 6.4 Severability. Any provision of this Security Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.
          Section 6.5 Counterparts; Integration. This Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
          Section 6.6 Governing Law; Jurisdiction; Venue; Service of Process.
          (a) Governing Law. This Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York. Regardless of any provision in any agreement governing the Trust Account, the Securities Intermediary agrees that its “securities intermediary’s jurisdiction” (as defined in the UCC) is the State of New York.
          (b) Submission to Jurisdiction. Each of the parties hereto agrees that any suit, action or proceeding with respect to this Security Agreement or any judgment in respect thereof may be brought in the United States District Court for the Southern District of New York, in the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), or in any other appellate court in the

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State of New York, and each party hereto hereby expressly and irrevocably submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment and expressly and irrevocably waives its right to any other jurisdiction that may apply by virtue of its present or future domicile or by any other reason.
          (c) Waiver of Venue. Each party hereto hereby irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Security Agreement brought in the Supreme Court of the State of New York, County of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
          Section 6.7 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
          Section 6.8 Termination. The obligations of the Grantor pursuant to this Security Agreement shall remain in full force and effect until the earliest to occur of (a) the date on which all the Secured Obligations shall have been paid in full and the LPT Reinsurance Agreement and the Trust Agreement have been terminated, (b) the date on which the Trust Account shall be transferred to a different securities intermediary as mutually agreed between the Grantor and the Agent or (c) the date on which, pursuant to the terms of the LPT Reinsurance Agreement, the requirement to maintain a Trust Account ceases to exist (each a “Termination Date”). Upon the occurrence of the Termination Date, this Security Agreement and the obligations of the Grantor hereunder (other than those expressly stated to survive such termination) shall terminate and, except in the case of a Termination Date described in clause (b) above, the Collateral shall be released from the security interests created hereby, all without delivery of any instrument or performance of any act by any party.
          Section 6.9 Appointment and Authority of Agent. Each of the Secured Parties hereby irrevocably appoints CCC as its agent to act on its behalf as the Agent hereunder and authorizes the Agent to take such actions on their behalf (including without limitation the execution and delivery of this Security Agreement and acceptance of its delivery from the other parties hereto) and to exercise all rights, powers and remedies and perform the duties as are delegated to the Agent by the terms hereof and arising hereunder, together with such actions, rights, powers and remedies as are reasonably incidental thereto.
          Section 6.10 Resignation of Agent. The Agent may at any time give notice of its resignation to the Secured Parties. Upon the receipt of any such notice of its resignation, the Secured Parties, acting jointly, shall have the right to appoint a successor agent (i) without the prior consent of the Grantor, if such successor agent is another Secured Party or (ii) with the

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prior written consent of the Grantor if such successor agent is not a Secured Party, which consent shall not be unreasonably withheld. The resignation of the Agent shall become effective upon the acceptance of a successor’s appointment as Agent, hereunder. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from all of its duties and obligations hereunder.
          Section 6.11 Regarding the Securities Intermediary. The protections enumerated for the Trustee in Article VII of the Trust Agreement shall apply equally hereunder to the Securities Intermediary.
[Remainder of Page Intentionally Left Blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their respective corporate officer, thereunto duly authorized, as of the day and year first above written.

NATIONAL INDEMNITY COMPANY
By:
Name:
Title:

CONTINENTAL CASUALTY COMPANY, as Agent for the Secured Parties (as defined herein)
By:
Name:
Title:

[SECURITIES INTERMEDIARY]
By:
Name:
Title:

AGREED AND ACKNOWLEDGED SOLELY FOR PURPOSES OF SECTION 6.9 AND 6.10: THE CONTINENTAL INSURANCE COMPANY
By:
Name:
Title:

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CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
By:
Name:
Title:

CNA INSURANCE COMPANY LIMITED
By:
Name:
Title:

CONTINENTAL CASUALTY COMPANY
By:
Name:
Title:

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Exhibit G
Form of Third Party Reinsurance Allocation Agreement

CONFIDENTIAL
THIRD PARTY REINSURANCE ALLOCATION AGREEMENT
          THIS THIRD PARTY REINSURANCE ALLOCATION AGREEMENT, dated as of [•], 2010 (this “TPR Allocation Agreement”), is made and entered into by and among Continental Casualty Company, an Illinois property and casualty insurance company (“CCC”), The Continental Insurance Company, a Pennsylvania property and casualty insurance company (“CIC”), Continental Reinsurance Corporation International, Ltd., a Bermuda long-term insurance company (“CRCI”), and CNA Insurance Company Limited, a United Kingdom property and casualty insurance company (“CICL,” and each of CCC, CIC, CRCI and CICL is individually and all of CCC, CIC, CRCI and CICL are collectively hereinafter referred to as the “Reinsured”), and National Indemnity Company, a Nebraska property and casualty insurance company (hereinafter referred to as the “Reinsurer”). All capitalized terms used in this TPR Allocation Agreement and not otherwise defined herein shall have the respective meanings assigned to them in the LPT Reinsurance Agreement (as defined below).
WITNESSETH:
          WHEREAS, in accordance with that certain Master Transaction Agreement (the “Master Transaction Agreement”), dated June [•], 2010, by and among the Reinsured, the Reinsurer and Berkshire Hathaway Inc., a Delaware corporation and the ultimate parent company of the Reinsurer, the Reinsured and the Reinsurer entered into that certain Loss Portfolio Transfer Reinsurance Agreement, dated [•], 2010 (the “LPT Reinsurance Agreement”);
          WHEREAS, concurrently with the execution of the LPT Reinsurance Agreement and in accordance with the Master Transaction Agreement, the Reinsured and the Reinsurer entered into that certain Administrative Services Agreement (the “Administrative Services Agreement”), pursuant to which the Reinsurer has agreed to provide claims handling and other administrative services with respect to the Reinsured Contracts and the Third Party Reinsurance Agreements;
          WHEREAS, certain Third Party Reinsurance Agreements that will be administered by the Reinsurer pursuant to the Administrative Services Agreement may result in recoveries that are allocable to the A&P Claims reinsured by the Reinsurer under the LPT Reinsurance Agreement and/or that are allocable to Non-A&P Claims that are not ceded to the Reinsurer; and
          WHEREAS, the Reinsured and the Reinsurer desire to set forth how the rights, obligations and proceeds with respect to the Third Party Reinsurance Agreements are to be allocated among the Reinsured and the Reinsurer.

          NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby, the Reinsured and the Reinsurer (individually, a “Party” and collectively, the “Parties”) hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions.
          The following terms shall have the respective meanings set forth below throughout this TPR Allocation Agreement:
“A&P Recoverables” means all Recoverables that arise out of or relate to A&P Claims and which are attributable to reinsurance billings issued on or after the Inception Date, but prior to the expiration or termination of the LPT Reinsurance Agreement.
“Administrative Services Agreement” has the meaning set forth in the Recitals.
“CCC” has the meaning set forth in the Preamble.
“CIC” has the meaning set forth in the Preamble.
“CICL” has the meaning set forth in the Preamble.
“CRCI” has the meaning set forth in the Preamble.
“Collection Expenses” means the reasonable out-of-pocket expenses incurred by any Party in connection with the negotiation and collection of Recoverables or Commutation Payments.
“Commutation Payments” means Gross Commutation Payments, less Collection Expenses.
“Gross Commutation Payments” means any amounts either (a) payable to the Reinsured or the Reinsurer (acting on behalf of the Reinsured) by a reinsurer counterparty under a Third Party Reinsurance Agreement, or (b) payable by the Reinsured or the Reinsurer (acting on behalf of

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the Reinsured) to a reinsurer counterparty under a Third Party Reinsurance Agreement in connection with the recapture, commutation, termination or reduction of any reinsurance under a Third Party Reinsurance Agreement, or pursuant to a scheme of arrangement or any similar domestic or foreign proceeding in connection with the initiation or commencement of a liquidation, insolvency, rehabilitation, conservation, supervision or similar proceeding by or against the reinsurer of a Third Party Reinsurance Agreement, that is consummated on or after the Inception Date, but prior to the expiration or termination of the LPT Reinsurance Agreement.
“Gross Recoverables” means any amounts actually collected by the Reinsured or the Reinsurer (acting on behalf of the Reinsured) pursuant to the Third Party Reinsurance Agreements.
“LPT Reinsurance Agreement” has the meaning set forth in the Recitals.
“Master Transaction Agreement” has the meaning set forth in the Recitals.
“Non-A&P Claims” has the meaning set forth in the Definitions section of the LPT Reinsurance Agreement.
“Non-A&P Recoverables” means all Recoverables that arise out of or relate to Non-A&P Claims and which are attributable to reinsurance billings issued on or after the Inception Date, but prior to the expiration or termination of the LPT Reinsurance Agreement.
“Party” or “Parties” has the meaning set forth in the Recitals.
“Pre-Inception Date Receivables” has the meaning set forth in the Definitions section of the LPT Reinsurance Agreement.
“Recoverables” means Gross Recoverables, less Collection Expenses.
“Reinsured” shall have the meaning specified in the Preamble. The term “Reinsured” as used herein shall include any predecessor or successor of such companies, including by reason of merger, consolidation or otherwise.
“Reinsurer” shall have the meaning specified in the Preamble. The term “Reinsurer” as used herein shall include any predecessor or successor of such companies, including by reason of merger, consolidation or otherwise.

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“Third Party Reinsurance Payables” means those amounts payable by the Reinsured or the Reinsurer (acting on behalf of the Reinsured) under the terms and conditions of any Third Party Reinsurance Agreement.
“TPR Allocation Agreement” has the meaning set forth in the Preamble.
“Transaction Documents” means the Master Transaction Agreement and the Ancillary Agreements, other than this TPR Allocation Agreement.
ARTICLE II
ALLOCATION OF RECOVERABLES AND PAYABLES
     2.1 Pre-Inception Date Receivables.
          Pursuant to the LPT Reinsurance Agreement, the Reinsured shall transfer the right to collect the Pre-Inception Date Receivables to the Reinsurer. All Pre-Inception Date Receivables actually collected by the Reinsurer shall be for the benefit and account of the Reinsurer. The Parties hereby acknowledge and agree that neither the collection of, or failure to collect, Pre-Inception Date Receivables shall affect the LPT Limit. The Reinsured shall, if reasonably requested by the Reinsurer, aid the Reinsurer in the collection of Pre-Inception Date Receivables, and the Reinsurer is authorized to undertake such efforts as it deems reasonably necessary, including on behalf of and in the name of a CNA Insurer, in order to collect such Pre-Inception Date Receivables. Costs reasonably incurred by the Reinsured in aiding the Reinsurer’s collection efforts, excluding any overhead or similar internal costs of the Reinsured, shall be paid by the Reinsurer.
     2.2 Post-Inception Date Recoverables.
          (a) On or after the Inception Date, A&P Recoverables under currently effective Third Party Reinsurance Agreements shall be administered and collected by the Reinsurer in accordance with the Administrative Services Agreement, and Non-A&P Recoverables under currently effective Third Party Reinsurance Agreements shall continue to be administered and collected by the Reinsured. Each Party will be responsible for any Collection Expenses associated with A&P Recoverables or Non-A&P Recoverables, as applicable.
          (b) A resolution or settlement of an A&P Recoverable by way of cash payment or set-off shall remain the property of the Reinsurer, and a resolution or settlement of a Non-A&P Recoverable by way of cash payment or set-off shall remain

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the property of the Reinsured; provided, however, that any recoveries or set-offs arising out of an account with Reinsured Contracts that includes both A&P Claims and Non-A&P Claims shall be allocated among the Parties in accordance with Section 4.2 of the Administrative Services Agreement. In no event will the Reinsurer set-off Non-A&P Recoverables, or will the Reinsured set-off A&P Recoverables, without the prior consent of the other Party.
     2.3 Third Party Reinsurance Reinstatements.
(a)	In the event that a Third Party Reinsurance Agreement contains an automatic reinstatement provision,

(i)	the Third Party Reinsurance Payables shall be for the account of (A) the Reinsurer, if the reinsured losses attributable to A&P Claims paid on or after the Inception Date triggered the automatic reinstatement or (B) the Reinsured, if the reinsured losses attributable to Non-A&P Claims paid on or after the Inception Date triggered the automatic reinstatement, and

(ii)	the coverage under such reinstated Third Party Reinsurance Agreement shall only be available to (A) the Reinsurer, if the reinsured losses attributable to A&P Claims paid on or after the Inception Date triggered the automatic reinstatement or (B) the Reinsured, if the reinsured losses attributable to Non-A&P Claims paid on or after the Inception Date triggered the automatic reinstatement, provided, however, that if the other Party desires to share in the coverage of such reinstated Third Party Reinsurance Agreement, the A&P Recoverables and Non-A&P Recoverables shall be collected in accordance with Section 2.2.

(b)	In the event that a Third Party Reinsurance Agreement contains an elective reinstatement provision,
(i)	the Third Party Reinsurance Payables shall be for the account of the Party that elected the reinstatement, provided, however, that if the other Party desires to share in the coverage of such reinstated Third Party Reinsurance Agreement, the Parties shall negotiate an equitable allocation of the Third Party Reinsurance Payables among the Parties, and

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(ii)	the coverage under such reinstated Third Party Reinsurance Agreement shall only be available to the Party that elected the reinstatement, provided, however, that if the other Party desires to share in the coverage of such reinstated Third Party Reinsurance Agreement, the A&P Recoverables and Non-A&P Recoverables shall be collected in accordance with Section 2.2.
     2.4 Maximum Recoverables Under Third Party Reinsurance Contracts.
          (a) Either Party shall be able to present claims for Recoverables under Third Party Reinsurance Agreements; provided, however, Recoverables which exhaust or substantially impair, on or after the Inception Date, the maximum remaining recoverable amount under an individual Third Party Reinsurance Agreement (due to an aggregate limit of liability or similar feature designed to limit total Recoverables from an individual Third Party Reinsurance Agreement), will be divided between the Reinsurer and the Reinsured based on an allocation methodology agreed upon by the Parties. For purposes of this Section 2.4, the maximum remaining recoverable amount under an individual Third Party Reinsurance Agreement will be substantially impaired to the extent that either Party paid a loss that entitles such Party to present a claim for Recoverables in an amount equal to fifty percent (50%) or more of the maximum remaining recoverable amount under such Third Party Reinsurance Agreement. To accommodate the negotiation of an appropriate allocation methodology, a Party shall be obligated to provide written notice to the other Party once it reasonably expects to pay a loss that would substantially impair the maximum remaining recoverable amount under such Third Party Reinsurance Agreement.
          (b) In the event there is a dispute among the Parties with respect to the allocation methodology to be agreed upon by the Parties as set forth in Section 2.4(a), such dispute will be addressed in accordance with Section 5.1; provided, however, that if such dispute is submitted for resolution in accordance with Article XI of the Master Transaction Agreement, the designated arbitrator or arbitral tribunal shall, in resolving such dispute, make its decision based on what is fair and equitable to the Parties and giving particular attention to the known claim exposures of the Parties at such time.
     2.5 Commutation of Third Party Reinsurance Agreement.
          During the period beginning on the Inception Date and ending upon the expiration or termination of the LPT Reinsurance Agreement, if the Parties mutually agree to (i) recapture, commute, terminate or reduce any reinsurance under a Third Party Reinsurance Agreement, or (ii) approve of a scheme of arrangement or any similar domestic or foreign proceeding in connection with the initiation or commencement of a liquidation, insolvency, rehabilitation, conservation, supervision or similar proceeding by or against the reinsurer of a Third Party Reinsurance Agreement, then the Parties shall agree upon an allocation of the applicable Commutation

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Payment as part of such recapture, commutation, termination or reduction of reinsurance or scheme of arrangement or any similar domestic or foreign proceeding. For the avoidance of doubt, (x) there will be no future adjustment to the agreed upon Commutation Payment regardless of any reinsured loss development or other future development with respect to the losses under such Third Party Reinsurance Agreement, and (y) each individual Third Party Reinsurance Agreement that is subject to recapture, commutation, termination or reduction of reinsurance or scheme of arrangement or any similar domestic or foreign proceeding, shall each have a separately negotiated Commutation Payment allocated among the Parties. In agreeing upon such allocation, the Parties shall take into consideration all relevant factors, including the credit quality of the reinsurer of such Third Party Reinsurance Agreement and, the net present value of future Recoverables under such Third Party Reinsurance Agreement net of other costs and premium adjustments, and the remaining future Recoverables under such Third Party Reinsurance Agreement.
ARTICLE III
COVENANTS OF THE PARTIES
     3.1 Cooperation.
          The Parties hereto shall cooperate in a commercially reasonable manner in order to accomplish the objectives of this TPR Allocation Agreement, including making available to each other their respective officers and employees for interviews and meetings with Governmental Authorities and furnishing any additional assistance, information and documentation as may be reasonably requested by the other Party from time to time.
ARTICLE IV
TERM AND TERMINATION
     4.1 Termination of Agreement.
          This TPR Allocation Agreement shall automatically terminate upon the expiration or termination of the LPT Reinsurance Agreement.
     4.2 Effect of Termination.
          The termination of this TPR Allocation Agreement shall not affect any rights or obligations of any of the Parties applicable to the period prior to the effective date of termination.

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Article III, Article V and Article VI shall survive the termination of this TPR Allocation Agreement. Notwithstanding anything in this TPR Allocation Agreement or the Transaction Documents to the contrary, all Gross Recoverables attributable to Asbestos Claims and Pollution Claims paid following the termination of this TPR Allocation Agreement and the LPT Reinsurance Agreement shall be for the account of, and be administered by, the Reinsured.
ARTICLE V
DISPUTE RESOLUTION
     5.1 Dispute Resolution.
          Notwithstanding anything contained herein to the contrary, any dispute between the Parties arising out of or relating to this TPR Allocation Agreement or the breach, termination or validity thereof will be addressed in accordance with Article X and Article XI of the Master Transaction Agreement.
ARTICLE VI
MISCELLANEOUS PROVISIONS
     6.1 Notices.
          Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:
     If to the Reinsured:
CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Jonathan D. Kantor
Executive Vice President,
General Counsel and Secretary
Fax: (312) 817-0511

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     With a copy to:
CNA Financial Corporation
333 S. Wabash Avenue
Chicago, IL 60604
Attention: Michael P. Warnick
Senior Vice President and Deputy General Counsel
Fax: (312) 755-2479
     If to the Reinsurer:
National Indemnity Company
100 First Stamford Place
Stamford, CT 06902
Attention: General Counsel
Fax: (203) 363-5221
     With a copy to:
National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: (402) 916-3030
Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Parties.
     6.2 Entire Agreement.
          This TPR Allocation Agreement, the Transaction Documents and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.
     6.3 Waiver and Amendment.
          This TPR Allocation Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. No waiver of any breach of

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this TPR Allocation Agreement shall be held to constitute a waiver of any other or subsequent breach.
     6.4 Successors and Assigns.
          The rights and obligations of the Parties under this TPR Allocation Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio. The terms of this TPR Allocation Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.
     6.5 Headings.
          The headings of this TPR Allocation Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
     6.6 Construction; Interpretation.
          The Reinsured and the Reinsurer have participated jointly in the negotiation and drafting of this TPR Allocation Agreement. In the event of an ambiguity or question of intent or interpretation arises, this TPR Allocation Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this TPR Allocation Agreement. When a reference is made to an Article, Section, Schedule or Exhibit such reference shall be to an Article, Section, Schedule or Exhibit of or to this TPR Allocation Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this TPR Allocation Agreement, they shall be deemed to be followed by the words “without limitation.” The word “Agreement,” means this TPR Allocation Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this TPR Allocation Agreement in its entirety and not to any particular Article, Section or provision of this TPR Allocation Agreement. The references to “$” shall be to United States dollars. Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder. References to a Person are also to its successors and permitted assigns.
     6.7 Governing Law and Jurisdiction.
          This TPR Allocation Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction. SUBJECT TO ARTICLE V, ANY SUIT, ACTION OR PROCEEDING TO COMPEL ARBITRATION OR FOR TEMPORARY INJUNCTIVE RELIEF IN AID OF ARBITRATION OR TO PRESERVE THE STATUS QUO PENDING THE APPOINTMENT OF THE ARBITRATOR(S) SHALL

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BE BROUGHT BY THE PARTIES SOLELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, PROVIDED THAT IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION THEN SAID ACTIONS MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK FOR NEW YORK COUNTY; AND EACH REINSURED AND THE REINSURER EACH HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE AND ANY APPELLATE COURTS THEREOF, EXCEPT THAT ANY FINAL ARBITRAL AWARD RENDERED IN ACCORDANCE WITH ARTICLE V MAY BE ENTERED AND ENFORCED IN ANY COURT HAVING JURISDICTION OVER ANY PARTY OR ANY OF ITS ASSETS.
     6.8 No Third Party Beneficiaries.
          Nothing in this TPR Allocation Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this TPR Allocation Agreement or any provision contained herein.
     6.9 Counterparts.
          This TPR Allocation Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.
     6.10 Severability.
          Any term or provision of this TPR Allocation Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this TPR Allocation Agreement or affecting the validity or enforceability of any of the terms or provisions of this TPR Allocation Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this TPR Allocation Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this TPR Allocation Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

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     6.11 Specific Performance.
          Each of the Parties acknowledges and agrees that the other Party would be irreparably damaged in the event that any of the provisions of this TPR Allocation Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this TPR Allocation Agreement by the other Party and to enforce specifically this TPR Allocation Agreement and the terms and provisions hereof in any action instituted in accordance with Section 6.7, in addition to any other remedy to which such Party may be entitled, at law or in equity. In the event that any action is brought in equity to enforce the provisions of this TPR Allocation Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law. The Parties further agree that (i) by seeking the remedies provided for in this Section 6.11, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this TPR Allocation Agreement, including monetary damages in the event that this TPR Allocation Agreement has been terminated or in the event that the remedies provided for in this Section 6.11 are not available or otherwise are not granted and (ii) nothing contained in this Section 6.11 shall require any Party to institute any action for (or limit any Party’s right to institute any action for) specific performance under this Section 6.11 before exercising any termination right under Article IV nor shall the commencement of any action pursuant to this Section 6.11 or anything contained in this Section 6.11 restrict or limit any Party’s right to terminate this TPR Allocation Agreement in accordance with the terms of Article IV or pursue any other remedies under this TPR Allocation Agreement that may be available then or thereafter.
     6.12 Waiver of Jury Trial.
          EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS TPR ALLOCATION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS TPR ALLOCATION AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS TPR ALLOCATION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS TPR ALLOCATION AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.12.
     6.13 Incontestability.
          In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this TPR Allocation Agreement, and each and every provision

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hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.
     6.14 Set-Off.
          Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either of the Reinsured or the Reinsurer with respect to this TPR Allocation Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the net balance shall be allowed or paid.
     6.15 Currency.
          All financial data required to be provided pursuant to the terms of this TPR Allocation Agreement shall be expressed in United States dollars. All payments and all settlements of account between the Parties shall be in United States currency unless otherwise agreed by the Parties.
(The remainder of this page has been intentionally left blank.)

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IN WITNESS WHEREOF, the Parties hereby execute this TPR Allocation Agreement as of the day and year first set forth above.

CONTINENTAL CASUALTY COMPANY
By:
Name:
Title:

THE CONTINENTAL INSURANCE COMPANY
By:
Name:
Title:

CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
By:
Name:
Title:

CNA INSURANCE COMPANY LIMITED
By:
Name:
Title:

NATIONAL INDEMNITY COMPANY
By:
Name:
Title:

Exhibit H
Transition Services Agreement Term Sheet

CONFIDENTIAL
TRANSITION SERVICES AGREEMENT TERM SHEET

Parties:	CCC and Reinsurer

Services Provided:	CCC and its Affiliates shall provide to Reinsurer and its Affiliates the services set forth on Exhibit A. A preliminary draft of Exhibit A is attached hereto and shall be finalized between signing and Closing.

All such services are referred to herein as the “Services.” CNA and its Affiliates are referred to herein as the “Service Provider,” and Reinsurer and its Affiliates are referred to herein as the “Service Recipient.”

Service Standard:	The Services will be provided in a timely and workmanlike manner, consistent with recent past practice prior to Closing.

Migration and Integration:	The Service Provider shall cooperate with the Service Recipient, as reasonably requested by the Service Recipient, to migrate the Services from the Service Provider’s facilities, systems and technology to Service Recipient’s own facilities, systems and technology. In connection therewith, within a reasonable time prior to any such migration of a Service, the Service Recipient shall provide the Service Provider with a migration plan for the Service Provider’s approval, such approval not to be unreasonably withheld.

The Service Recipient shall bear its own costs incurred in migrating the Services to, and integrating the Services with, the Service Recipient’s own facilities, systems and technology. In addition, the Service Recipient shall reimburse the Service Provider for: (1) time spent by the Service Provider’s employees, to be charged at a rate of sixty-eight dollars ($68) per hour, and (2) all out-of-pocket expenses incurred by the Service Provider, in each case in providing migration assistance in accordance with the approved migration plan.

Term:	The Services shall be provided for a period of twelve (12) months following Closing (the “Term”).

Termination:	Either party may terminate the Transition Services Agreement if:

(1) the other party materially breaches the Transition Services Agreement and such breach is not cured within thirty (30) days of written notice;

(2) the other party becomes bankrupt or insolvent;

(3) a force majeure event continues for sixty (60) days or more; or

(4) required by a governmental authority, provided that the parties mutually agree that the Transition Services Agreement cannot be amended in a manner that will satisfy the governmental authority without materially changing the Transition Services Agreement.

Partial Termination:	The Service Recipient may terminate a Service prior to the expiration of the Term upon sixty (60) days’ prior written notice to the Service Provider.

Effect of Termination:	Upon the earlier of (i) termination of an IT Service and (ii) termination or expiration of the Transition Services Agreement, the Service Recipient shall return to the Service Provider all hardware and software provided by the Service Provider, including telephones, copiers, desktop computers and Blackberries, in the same condition as such items were provided to the Service Recipient, subject to reasonable wear and tear. Upon the earlier of (i) termination of a Real Estate Service and (ii) termination or expiration of the Transition Services Agreement, the Service Recipient shall return to the Service Provider all facilities, fixtures and furniture provided by the Service Provider, including desks, chairs, vertical files and work stations, in the same condition as such items were provided to the Service Recipient, subject to reasonable wear and tear.

Fees:	The Service Recipient shall pay to the Service Provider all actual costs incurred by the Service Provider in providing the Services (the “Fees”). The Fees for each Service are set forth on Exhibit A.[1]

The Service Provider shall invoice the Service Recipient for the Fees within thirty (30) days of the end of a calendar month. Each such invoice shall be payable within thirty (30) days after the Service Recipient receives such invoice.

Consents:	The Service Provider shall use commercially reasonable efforts to: (1) obtain any necessary third party consents, or (2) if such consent is not obtained, provide acceptable alternative arrangements, to be charged to Service Recipient at actual cost. All out-of-pocket fees payable to third parties in connection with such consents shall be borne in accordance with the Master Transaction Agreement.

[1]	Such fees reflect the costs for the provision of the Services in a steady state. Costs associated with segregation and third party consents are addressed separately in the Master Transaction Agreement, and costs associated with migration assistance are addressed above.

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Intellectual Property:	Each party shall be the sole and exclusive owner of all intellectual property it creates in connection with its performance of the Services, and shall grant the other party and its Affiliates a license to use the foregoing in connection with the Transition Services Agreement.

Indemnification:	Each party will defend, indemnify, and hold the other party harmless from and against any and all third party claims arising out of or resulting from such party’s material breach of the Transition Services Agreement. The Service Recipient will defend, indemnify, and hold the Service Provider harmless from and against any and all damages and claims arising out of or resulting from: (1) property damage or personal injury arising out of or resulting from the Service Recipient’s use of the Services; (2) Service Recipient’s breach of the Confidentiality and Privacy provisions; or (3) Service Recipient’s use of the Services in a manner that violates the intellectual property rights of any third party.

Disclaimer of Consequential Damages:	Except for claims subject to indemnification and claims arising out of a party’s gross negligence or willful misconduct, or with respect to breaches of confidentiality obligations, neither party shall be liable to the other for consequential, incidental, indirect or special damages arising in any way out of the Transition Services Agreement.

Limitation of Liability:	Except for claims subject to indemnification and claims arising out of a party’s gross negligence or willful misconduct, or with respect to breaches of confidentiality obligations, each party’s liability arising out of or related to the Transition Services Agreement shall in no event exceed the aggregate amount of Fees payable by the Service Recipient during the Term.

Network Access:	Each party may provide the other with access to such party’s network. Each party shall use the other party’s network only for the purposes of providing or receiving the Services and shall comply with the other party’s policies and procedures relating to such access. Each party shall notify the other of any unauthorized access to the other’s systems of which such party is aware, and shall cooperate with the other party to mitigate the effects of such unauthorized access.

Confidentiality and Privacy:	The Transition Services Agreement shall contain Confidentiality and Privacy provisions substantially similar to those of the Administrative Services Agreement, including with respect to the treatment of Nonpublic Personal Information.

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Assignment:	Neither party may assign its rights or obligations under the Transition Services Agreement without the other party’s prior written consent.

Dispute Resolution:	In the event of any dispute arising out of or related to the Transition Services Agreement, the dispute will be handled in accordance with the procedures set forth in the Master Transaction Agreement.

Miscellaneous:	The Transition Services Agreement shall contain other miscellaneous terms and provisions that are typically included in an agreement of this nature for this type of transaction. Where applicable, such provisions shall conform to the corresponding provisions in the Master Transaction Agreement.

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Exhibit A
Services to be Provided by Service Provider to Service Recipient
     1. Real Estate Services
Service Description:
Shared and Facility Services for Chicago shall include office and related space, furniture use, security system, access to cafeteria, and utilities usage (electrical, water, heating and cooling) but shall not including health club use, conference and learning center use, parking garage use mailroom use, or any moving services (whether internal or external).
Shared and Facility Services for Cranbury, New York City, Los Angeles, San Francisco, Dallas and Farmington Hills shall include office and related leased space, furniture use, security system, breakroom, utilities (electrical, water, heating and cooling) but shall not include any external moving services. Mailroom use in Cranbury and New York City is not included. Internal moving costs in Cranbury are not included.
Fees:

Location	Location Code	Monthly Fee
CNA S. Bldg.	ILOO	$15647.92
Cranbury	NJ21	$14546.92
40 Wall	NY04	$4528.17
LA	CA70	$2531.25
San Fran	CA76	$4387.50
Dallas	TXX1	$1162.50
Farmington	MI16	$421.92
	Total	$43,226.18	[2]

[2]	The monthly total is based on the assumption that a specific number of individuals will be at each location, totaling 134 individuals across all the locations.

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2. Information Technology Services
Service Description and Fees:

Services Charged at Monthly Rate	Monthly Fee
Email Accounts Voice Mail IP Telephony Ports Standard LAN Port Standard Desktop Service Desk Support Remote Access	$55/person[3]

Blackberry Device & Sprint	$115/person

Total	$170/person

Services Charged Other Than at Monthly Rate	Fee

Long Distance Charges	Based on usage

Print Services	Charge for additional Printers, Usage (Click), Paper

Access to Claims Administration System	No charge

[3]	This monthly fee is based on the assumption that the same individuals who are currently using these Services will continue to use these Services post-Closing. In the event that different or additional individuals will use these Services, the fees for provision of such Services to such individuals will be $275/month for use of such Services on a desktop, and $350/month for use of such Services on a laptop.

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